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                                                                   EXHIBIT 10.1


                                    PARTIES:



                  PREMIER CARE AUSTRALIA (HOLDINGS) PTY LIMITED


                             FAI INSURANCES LIMITED


                              PHF NO 1 PTY LIMITED


                                TANOA PTY LIMITED


                       PREMIER CARE AUSTRALIA PTY LIMITED




                           ASSISTED LIVING UNIT TRUST

                      REDEMPTION AND SUBSCRIPTION AGREEMENT



                                   ABBOTT TOUT
                                   Solicitors
                              Level 42, MLC Centre

                               19-29 Martin Place
                                   SYDNEY 2000

                                     DX: 129
                               TEL: (02) 9334 8555
                               FAX: (02) 9334 8585
                                    REF: ENV


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REDEMPTION AND SUBSCRIPTION AGREEMENT dated:                            1998

PARTIES: PREMIER CARE AUSTRALIA (HOLDINGS) PTY LIMITED ACN 070 667 417 of c/- Level 8, 333 Kent Street, Sydney (the "UNIT HOLDER")

                  FAI INSURANCES LIMITED ACN 004 304 545 of Level 8, 333 Kent Street, Sydney ("FAI")

                  PHF NO.1 PTY LIMITED ACN 082 747 313 of Level 12, 255 Elizabeth Street, Sydney ("PHF")

                  TANOA PTY LIMITED ACN 001 396 989 of Level 12, 255 Elizabeth Street, Sydney ("tANOA")

                  PREMIER CARE AUSTRALIA PTY LIMITED ACN 069 875 476 of Level 8, 333 Kent Street, Sydney (the "TRUSTEE")


RECITALS:

A.       The Trustee is the trustee of the Assisted Living Unit Trust.

B. The Unit Holder and FAI own all of the issued units in the Assisted Living Unit Trust.

C. In consideration of the undertakings of PHF and Tanoa in this Agreement the Unit Holder and FAI have requested the Trustee to redeem the units referred to in recital B on the basis set out in this Agreement.

D. In consideration of the undertakings of the Unit Holder and FAI in this Agreement PHF and Tanoa are willing to subscribe for units in the Assisted Living Unit Trust on the basis set out in this Agreement.

E. In consideration of the payment of the sum of $1 to the Trustee by PHF and Tanoa, the receipt of which is acknowledged, the Trustee has agreed to redeem the units referred to in recital B and issue units to PHF and Tanoa on the basis set out in this Agreement and to do the other things required pursuant to this Agreement.


THE PARTIES AGREE:

1.       DEFINITIONS AND INTERPRETATION

1.1      In this Agreement unless the context otherwise requires:


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         "ACCOUNTS" means the management accounts of ALUT for the period of 9 months ended on the Accounts Date and contained in Schedule 1;

         "ACCOUNTS DATE" means 31 March 1998;

         "ALUT" means The Assisted Living Unit Trust established by the Trust Deed;

         "AUDITORS" means Arthur Andersen;

         "AGREEMENT" means this agreement and any document that varies or supplements it;

         "ASSET SALE ADJUSTMENT" means half of the amount (if any) by which the aggregate net sale proceeds (after deducting all direct selling expenses including commissions and legal expenses) exceeds the aggregate Valuation attributable to the sale during the period of 12 months from the Completion Date of any Valued Assets by the Trustee;

         "BANK" means any of the four largest Australian banks as defined in section 5 of the Banking Act 1959 (Cth), ABN AMRO Australia Limited and State Bank of New South Wales Limited;

         "BILL" means a bill of exchange as defined in the Bills of Exchange Act 1909 (Cth);

         "BUSINESS DAY" means a day other than a Saturday, Sunday or public holiday in New South Wales;

         "COMPLETION" means the redemption of the Premier Units and the issue of the Subscription Units pursuant to this Agreement;

         "COMPLETION BALANCE SHEET" means the balance sheet prepared in accordance with subclause 7.1;

         "COMPLETION DATE" means the date of this Agreement;

         "CONSENT" has the same meaning as is attributed to that term in the Trust Deed.

         "DISCLOSURE LETTER" means the letter delivered by the Unit Holder to the Subscribers immediately prior to the execution of this Agreement which is expressed to have been prepared for the purpose of making some disclosure


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         concerning, and qualifying, the Warranties.

         "FIRST PACIFIC DAVIES VALUATION REPORT" means the valuation report on the retirement village and nursing home portfolio of ALUT prepared by First Pacific Davies and dated 30 June 1997;

         "INTERIM PAYMENT" means $50,000,000;

         "LEASES" means the residential leases entered into by the various residents of the Properties;

         "MANAGEMENT AGREEMENTS" means those contracts between the Trustee or its predecessor and the occupiers of the assisted living units which form part of the Properties which regulate the provision of services to those occupiers and the other rights and obligations of the Trustee and the respective occupiers, and the securities granted in respect of any of those contracts;

         "MORANS" means Moran Health Care (Australia) Pty Limited, ACN 082 466 457;

         "PREMIER UNITS" means 36,500,005 units in ALUT issued to and registered in the name of the Unit Holder and 5 units in ALUT issued to and registered in the name of FAI;

         "PROCUREMENT AGREEMENT" means the agreement of that name dated the same date as this Agreement between Morans, FAI, Moran Health Care Group Pty Limited, Douglas John Moran, Greta Richmond Moran, Peter Godfrey Moran and Shane Moran.

         "PROPERTIES" means the respective nursing homes and retirement villages referred to in the Valuation;

         "REDEMPTION AMOUNT" has the same meaning as is attributed to that term in the Trust Deed.

         "SALE SHARES" means all of the issued shares in the Trustee;

         "SUBSCRIBERS" means PHF and Tanoa;

         "SUBSCRIPTION UNITS" means 2,500,000 units in ALUT to be subscribed for by PHF and 2,500,000 units in ALUT to be subscribed for by Tanoa in accordance with clause 4.1;


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         "TAX" means all income and other taxes, levies, duties, imposts or withholdings imposed by statute including income tax, group tax, prescribed payments, reportable payments, withholding tax, sales tax, stamp duty, land tax, payroll tax, bank accounts debits tax, work cover, municipal rates and taxes, fringe benefits tax or other similar taxes and any interest, penalty, surcharge or fine related to the relevant tax;

         "TRUST DEED" means the deed dated 11 August 1995 between Assisted Living Holdings Pty Limited as trustee and Metlife Australia (Holdings) Pty Limited and FAI Deposit Co Pty Limited as original unit holders;

         "VALUATION" in relation to any of the Valued Assets means the value attributed to that asset in the First Pacific Davies Valuation Report;




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         "VALUED ASSETS" means the assets, in the form existing as at 30 June
         1997, the subject of the First Pacific Davies Valuation Report;

         "WARRANTIES" means the warranties and representations by the Unit Holder in Schedule 2.

1.2 References to recitals, clauses, subclauses, paragraphs, annexures or schedules are references to recitals, clauses, subclauses, paragraphs, annexures and schedules of or to this Agreement.

1.3 Headings in this Agreement are for convenience only and do not affect its interpretation or construction.

1.4      In this Agreement unless the context otherwise requires:

         (1)      the singular includes the plural and vice versa;

         (2)      each gender includes the other two genders;

         (3) the word "person" means a natural person and any association, body or entity whether incorporated or not;

         (4) the word "month" means calendar month and the word "year" means 12 calendar months;

         (5) a reference to writing includes any communication sent by post or facsimile transmission;

         (6) where any word or phrase is defined, any other part of speech or other grammatical form of that word or phrase has a cognate meaning;

         (7) a reference to any statute, proclamation, rule, code, regulation or ordinance includes any amendment, consolidation, modification, re-enactment or reprint of it or any statute, proclamation, rule, code, regulation or ordinance replacing it;

         (8) mentioning anything after "include", "includes" or "including" does not limit what else might be included;

         (1) no rule of construction applies to the disadvantage of a party because this Agreement is prepared by (or on behalf of) that party;



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         (10)     a reference to any thing is a reference to the whole and each part of it;

         (11) all monetary amounts referred to in, and payments required pursuant to, this Agreement are in Australian currency;

         (l)      a reference to time refers to time in Sydney, Australia; and

         (13) an agreement warranty representation or obligation which binds or benefits 2 or more persons under this Agreement binds or benefits those persons jointly and separately.

2.       REDEMPTION OF PREMIER UNITS

2.1 This Agreement is a request by the Unit Holder and FAI to redeem the Premier Units for the purpose of clause 3.10(a) of the Trust Deed.

2.2 This Agreement constitutes Consent to the extent its subject matter requires Consent.

3.       REDEMPTION AMOUNT AND ASSET SALE ADJUSTMENT

3.1 The Redemption Amount in respect of the redemption of the Premier Units is (subject to adjustment in accordance with clause 7) $50,000,000.

3.2 The Trustee must not alienate or dispose of any Valued Asset during the 12 month period from the Completion Date otherwise than by way of sale on an arm's length basis. This does not preclude the Trustee leasing any Valued Asset to Moran Health Care (Australia) Pty Limited or engaging Moran Health Care (Australia) Pty Limited to manage any Valued Asset on its behalf.

3.3 The Interim Payment must be paid by the Trustee on Completion on account of the Redemption Amount by delivery to the Unit Holder of unindorsed Bank accepted Bills, with an aggregate face value equal to the Interim Payment, drawn in favour of the Unit Holder or its nominee or nominees (as notified by the Unit Holder to the Trustee prior to the execution of this Agreement) and payable in Sydney on the Business Day (date fixed) immediately preceding the first anniversary of the Completion Date.

3.4 The Trustee must pay the Unit Holder an amount equal to the Asset Sale Adjustment.

3.5 The Asset Sale Adjustment must be paid within 5 Business Days of the first


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         anniversary of the Completion Date by unindorsed Bank cheque in favour of the Unit Holder. This cheque must be accompanied by a detailed written statement reflecting the sales, sale prices and all direct selling expenses including commissions and legal expenses on each sale with reasonable particularity so as to enable the Unit Holder to reconcile the amount of the payment. The Unit Holder will have the right (exercisable by written notice to be given within 28 Business Days of receipt of the reconciliation) to audit the books and records of ALUT to verify the computation of the amount due. The Trustee agrees to co-operate with the Unit Holder and its professional advisers in relation to this verification process. The Unit Holder must comply with any reasonable restriction imposed by the Trustee in respect of the right to audit the books and records of ALUT to ensure that information relating to any activity of ALUT unrelated to the calculation of the Asset Sale Adjustment is kept confidential to the Trustee. Any dispute between the parties in relation to the computation of the amount due to the Unit Holder must be resolved in accordance with the provisions of clause 10.

4.       SUBSCRIPTION FOR UNITS

4.1 The Subscribers will each subscribe for 2,500,000 (being a total of 5,000,000) units of $1.00 each in ALUT on Completion and the Trustee agrees to issue those units immediately upon the payment to it of the subscription money.

4.2 The Unit Holder agrees to procure the transfer of the Sale Shares to Omega Worldwide, Inc. (who for the purpose of this Agreement is the Subscribers' nominee) for $1.

4.3 The subscription and issue of Subscription Units to the Subscribers and the transfer of the Sale Shares will be subject to the provisions of this Agreement.

5.       COMPLETION

5.1 Completion will take place on the Completion Date at 11.00 a.m. (or at such later time as may be agreed to by the Unit Holder and the Subscribers) at the offices of the Unit Holder's solicitors, Abbott Tout, Level 42, MLC Centre, 19-29 Martin Place, Sydney. The date and time specified for Completion must be strictly complied with. If any party is unable or unwilling to Complete when specified in circumstances where at least one other party is ready, willing and able to Complete, that will entitle the party or parties ready, willing and able to Complete to cancel or to recover damages (or both).

5.2      On Completion the Unit Holder must:




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         (a)      Surrender to the Trustee for cancellation the certificates for the Premier Units.

         (2) Deliver to PHF the share certificates for the Sale Shares and duly executed transfers of the Sale Shares in registrable form in favour of Omega Worldwide, Inc.

         (c) Procure that a meeting of the directors of the Trustee is held at which those directors will (except to the extent to which PHF may by written notice waive compliance with the provisions of this paragraph (c)):

                  (i) resign, by written notification to the Trustee effective from Completion a copy of which must be provided to PHF from their office as directors of the Trustee in such manner and at such time as will enable the persons nominated in writing by PHF to be appointed directors and the secretary of the Trustee effective from Completion (such nominations to be made not less than two Business Days prior to the Completion Date), and so appoint the Subscribers' nominees as directors;

                  (ii) revoke the authorities in respect of the operation of the bank accounts for ALUT and grant new authorities effective from Completion to such persons as PHF shall nominate (any such nomination to be made not less than two Business Days prior to the Completion
                           Date);

                  (iii) revoke effective from Completion all current powers of attorney granted by the Trustee, notify the attorneys in writing of such revocation and provide a copy of each such notice of revocation to PHF;

                  (iv)     issue the Subscription Units to PHF and Tanoa; and

                  (v) approve the transfer of the issued shares in the Trustee and (subject to payment of stamp duty) the registration of such transfer and the issue of new share certificates to Omega Worldwide, Inc.

         (d) Procure the delivery to the Trustee (with a copy to PHF) of the written resignation of the company secretary of the Trustee effective from Completion.

         (5) Cause to be delivered to PHF the current certificate of incorporation, seals, registers, minute books and memorandum and articles



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                  of association of the Trustee, the Trust Deed and
                  all other books of account, records (including those stored electronically) and documents of the Trustee and ALUT.

5.3 On Completion the Unit Holder must cause to be discharged all obligations of the Trustee (in its own capacity and in its capacity as trustee of ALUT) to HongKongBank of Australia Limited and to Sovereign Limited and all encumbrances registered over the assets of the Trustee and ALUT in favour of HongKongBank of Australia Limited and Sovereign Limited, any other liability of the Trustee to FAI or any of its subsidiaries (other than for insurance or superannuation premiums or fees for insurance, superannuation or similar services) and any liability that is subject to any other encumbrance registered over the assets of the Trustee or ALUT other than to ABN AMRO Australia Limited or ABN AMRO Facilities Australia Limited assumed by the Trustee on the Completion Date.

5.4      On Completion the Trustee must comply with subclause 3.3.

5.5 Completion will not be regarded as having occurred for the purposes of this Agreement until all of the acts required pursuant to the preceding subclauses of this clause 5 and clause 2.2.3 of the Procurement Agreement have occurred. Until the last act so required has occurred, all money paid and all documents delivered pursuant to those subclauses will be held by or on behalf of the recipient as bailee for the party so paying or delivering, and title will not pass and no such document will be effective until the last act so required has occurred.




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6.       CHANGE OF NAME

6.1 The Subscribers acknowledge that immediately prior to Completion the Unit Holder will procure that the shareholder of the Trustee will resolve to change the name of the Trustee to Principal Healthcare Finance (Australia) Pty Limited, with effect from Completion. By the close of business on the Business Day following Completion the Subscribers must cause the Trustee to lodge with the Australian Securities Commission the forms required to effect this change of name. Each of the Subscribers and the Trustee agree that they will not, and will procure that each person or body corporate who is an associate of them will not, use, directly or indirectly, and will ensure that any successor trustee of ALUT does not use, the name "Premier" or any word visually or orally similar to that word in connection with their activities (or the activities of ALUT) in Australia or New Zealand (or both). The Unit Holder agrees that the use of the word "Principal" will not breach the requirements of this clause.

6.2 In this clause 6 a reference to an associate, where used to indicate a relationship with any relevant person or body corporate, has the same meaning as is given to that term in clause 6.2 of the Procurement Agreement.

7.       POST-COMPLETION ADJUSTMENTS

7.1      The Trustee must cause the Auditors to prepare:

         (1) a balance sheet for ALUT in accordance with generally accepted accounting principles and practices in Australia applicable as at Completion (adopting consistent treatment and policies as were employed in preparing the Accounts) and which presents a true and fair view of the consolidated financial position and state of affairs of ALUT as at Completion (following compliance with subclause 5.3 and ignoring any amounts which result from the Trustee complying with subclause 3.3, the subscription for the Subscription Units, or the redemption of the Premier Units and any obligation to ABN AMRO Australia Limited or ABN AMRO Facilities Australia Limited assumed by the Trustee on the Completion Date); and

         (2) a written determination (the "Determination") (reflecting the calculation of the amount with reasonable particularity) of the net sale proceeds (after deducting all direct selling expenses including commissions and legal expenses) of sales by the Trustee of any of the Valued Assets excluding deferred management fees payable under the Management Agreements during the period from 1 July 1997 to Completion.


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         (3)      The Trustee agrees to instruct the Auditors to take into
                  consideration any reasonable suggestions made by either the Trustee or FAI regarding provisions for Tax in the Completion Balance Sheet.




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                                     12



7.2 The Completion Balance Sheet and the Determination are to be prepared in conjunction with the audit of ALUT as at 30 June 1998.

7.3 The Trustee must cause the Auditors to prepare a certificate (the "Certificate") setting out with reasonable particularity the calculation of an amount (the "Adjusted Interim Payment") determined in accordance with the following formula:

                  Adjusted Interim Payment  =  A  +  B  +  C  +  D  + E  -  F

                  Where: A is $50,000,000;

                  B is the value in the Completion Balance Sheet of the assets of ALUT, other than:

                  - the Valued Assets and any additions or improvements to the Valued Assets since 30 June 1997;

                  - the assets contemplated by C and D of the above formula; and

                  - assets of the kind which are identified in the Accounts as "Acquisition Cost", "Development Costs", "Development Costs - C'Wood", "Formation Expenses - Cost" and "Head Office Costs";

                  C is the cash on hand and at bank of ALUT in the Completion Balance Sheet;

                  D is the debtors (other than debtors in respect of deferred management fees whether or not then due and payable under the Management Agreements) of ALUT in the Completion Balance Sheet;

                  E is $275,000; and

                  F is the liabilities and provisions of ALUT in the Completion Balance Sheet (after compliance with subclause 5.3).

         It is agreed that the following provisions will not be included in F:

                           (1) demolition, rebuilding, alteration, repairs and maintenance, upgrading or refurbishment of the Valued Assets;



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                           (2)      work required to be done to meet present
                                    certification and contemplated accreditation standards pursuant to the Aged Care Act, 1997 or any similar requirements;

                           (3) anything required to be done to rectify the Millennium Bug phenomenon contemplated in paragraph (g)(iii) of subclause 9.11;

                           (4)      depreciation of depreciable Valued Assets;

                           (5)      bad or doubtful debts; or

                           (6) compliance with the Building Code of Australia or any legislative requirements (of any Commonwealth, State or local government or governmental authority or instrumentality) or mandatory or voluntary codes.

         It is further agreed that:

                           (7)      the reference to "any legislative
                                    requirements" in (f) above does not include a reference to any legislative requirements relating to Taxes, employee entitlements, long service leave, water rates and water usage charges, motor vehicle registration, compulsory third party insurance, insurance relating to the employment of workers, licence fees payable pursuant to the Nursing Homes Act 1988 and, to the extent that they are not to be adjusted between the parties pursuant to clause 7.7, benefits payable or repayable pursuant to the National Health Act 1953 and subsidies payable or repayable pursuant to the Aged Care Act 1997; and

                           (8) the term "provisions" for the purposes of paragraphs (a) - (f) does not include creditors or accruals.

7.4 If the Adjusted Interim Payment is greater than the Interim Payment then the Trustee must pay to the Unit Holder an amount equal to the difference. If the Adjusted Interim Payment is less than the Interim Payment then the Unit Holder must pay to the Trustee an amount equal to the difference.




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7.5      Copies of the Completion Balance Sheet, the Certificate and the
         Determination must be delivered by the Trustee to the Unit Holder within 5 Business Days of their delivery by the Auditors to the Trustee together with a statement of the aggregate amount of the Auditors' costs and disbursements incurred in preparing the Completion Balance Sheet, the Certificate and the Determination which are additional to the Auditors' costs and disbursements of auditing the accounts of ALUT for the year ending 30 June 1998. The Unit Holder and the Trustee will each be responsible for paying 50% of those additional costs.

7.6 All payments required to be made pursuant to subclause 7.4 must be made within 25 Business Days of receipt of the documents required to be delivered pursuant to subclause 7.5 by unindorsed Bank cheque and, if any amount is disputed, the amount due must be paid within 5 Business Days of the resolution of the dispute.

7.7 To the extent to which there is any amount payable to or by the Commonwealth Government arising out of the annual NH20 validation process commencing in May 1998 relating to the nursing homes comprising part of the Valued Assets, or in relation to other benefits paid by the Commonwealth Government in respect of the Valued Assets in respect of any period prior to Completion which is not brought to account in the Completion Balance Sheet then:

         (1) if a payment is due to the Commonwealth Government by the Trustee or Morans, the Unit Holder must pay an amount equivalent to the amount not so brought to account:

                  (i) to the Trustee or as the Trustee directs by the due date for payment; or

                  (ii) to the Trustee if the liability to the Commonwealth Government is satisfied by way of a reduction of a payment made by the Commonwealth Government to the Trustee or Morans after Completion within 5 Business Days of the Unit Holder being notified of such reduction; or

         (2) if a payment is due by the Commonwealth Government to the Trustee or Morans, the Trustee must pay an amount equivalent to the amount not so brought to account to the Unit Holder, or procure that such amount is paid to the Unit Holder, within 5 Business Days of the Trustee or Morans receiving payment (or credit) from the Commonwealth Government.




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         The Trustee agrees to provide a copy of the final reconciliation statement arising out of the NH20 validation to the Unit Holder within 5 Business Days of the issue of that reconciliation.

7.8 All payments required to be made pursuant to subclause 7.7 must be made by unindorsed Bank cheque.

7.9 Any amount paid to the Trustee by the Unit Holder pursuant to this clause will be in reduction and refund of the Redemption Amount for the Premier Units and any amount paid to the Unit Holder pursuant to this clause will be an increase and in payment of the Redemption Amount for the Premier Units.

8.       DEBTORS

8.1 If any of the debtors (other than debtors in respect of deferred management fees, whether or not due and payable, under the Management Agreements) taken account of in the Completion Balance Sheet have not met their obligations to ALUT in full within six months of the Completion Date then, in respect of each outstanding debt, the Trustee must assign (in any way reasonably required by, and at the reasonable cost of, the Unit Holder) the debt to the Unit Holder against payment by the Unit Holder to the Trustee of an amount equal to the amount of the debt assigned.

8.2 In respect of each debt so assigned, the Trustee must provide such assistance and access to books and records as the Unit Holder may reasonably require to assist with the recovery of the relevant debt by the Unit Holder, and to do all things reasonably required by the Unit Holder (at the reasonable cost of the Unit Holder) to perfect, further assure or evidence the assignment.

9.       WARRANTIES AND REPRESENTATIONS

9.1 The Unit Holder acknowledges that the Subscribers enter into this Agreement at its request and as a result the Unit Holder will receive valuable consideration by way of the redemption of the Premier Units which will be facilitated by the Subscribers and in consideration of the subscription of the Subscription Units to be made by the Subscribers and the facilitation referred to the Unit Holder warrants and represents to the Subscribers in terms of the Warranties as qualified by the succeeding subclauses of this clause 9. The Unit Holder also warrants and represents to the Subscribers that the contents of the Disclosure Letter are, to the best of the information, knowledge and belief of the Unit Holder, correct.



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9.2      Each of the Warranties will be treated as a separate representation and warranty in respect of each statement contained in Schedule 2 and the interpretation of any such statement contained in Schedule 2 will not be restricted by reference to or inference from any other such statement contained in Schedule 2.

9.3 The Unit Holder represents and warrants that each of the Warranties are true and correct as at Completion.

9.4 Each of the Warranties will survive Completion and will not be extinguished by any investigation made by or on behalf of the Subscribers into the affairs of ALUT nor merge on Completion or the redemption of the Premier Units, the issue of the Subscription Units to the Subscribers or by any other event or matter whatever except a specific and duly authorised written waiver or release by the Subscribers, and will continue for the benefit of the Subscribers despite such Completion and transfer.

9.5 Any claim by the Subscribers for breach of a Warranty, other than the Warranty numbered 15 in Schedule 2:

         (1) must be made within 18 months of the Completion Date in writing providing reasonable particulars of the claim to the Unit Holder; and

         (b)      must be for a minimum amount of at least $50,000.

         Any such claim will (if not previously settled, satisfied or withdrawn) be taken to be waived or withdrawn and will be barred and unenforceable on the first anniversary of the date the claim is made unless proceedings in respect of the claim have been commenced against the Unit Holder (by issue and service) before the relevant anniversary.

9.6      Any claim by the Subscribers for breach of the Warranty numbered 15 in
         Schedule 2:

         (1) must be made within six years of the Completion Date in writing providing reasonable particulars of the claim to the Unit Holder; and

         (b)      must be for a minimum amount of at least $50,000.

         Any such claim will (if not previously settled, satisfied or withdrawn) be taken to be waived or withdrawn and will be barred and unenforceable on the first


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                                      17


         anniversary of the date the claim is made unless proceedings in respect of the claim have been commenced against the Unit Holder (by issue and service) before the relevant anniversary.

9.7 The Unit Holder will not have any liability in respect of any claim contemplated by subclause 9.5 which is substantiated unless the amount of the claim when aggregated with the amount of any other claims contemplated by subclause 9.5 which are substantiated made against the Unit Holder exceeds $300,000 and then only as to the extent of the excess over that sum.

9.8 The maximum aggregate liability of the Unit Holder for any breach of the Warranties, other than the Warranty numbered 15 in Schedule 2, will be limited to $5,000,000.

9.9 The Unit Holder will not have any liability in respect of any claim contemplated by subclause 9.6 which is substantiated unless the amount of the claim when aggregated with the amount of any other claims contemplated by subclause 9.6 which are substantiated made against the Unit Holder exceeds $300,000 and then only as to the extent of the excess over that sum.

9.10 The maximum aggregate liability of the Unit Holder for any breach of the Warranty numbered 15 in Schedule 2 will be limited to $10,000,000.

9.11     The Subscribers acknowledge that:

         (1)      At no time:

                  (i) has the Unit Holder, or any person on the Unit Holder's behalf, made or given; or

                  (1) have the Subscribers relied on any representation, warranty, promise or forecast except the Warranties.

         (2) The Unit Holder has made no representations or warranties regarding the future profitability of ALUT.

         (3) The Unit Holder has made no representations or warranties regarding the advantages, benefits, opportunities or possibilities of acquiring ALUT rather than its assets.

         (d)      No statements or representations other than the Warranties:

                  (1) have induced or influenced the Subscribers to enter into this Agreement or agree to its terms;

                  (iii) have been relied on in any way as being accurate by the Subscribers;

                  (iv)     have been warranted to the Subscribers as being true;
                           or

                  (5) have been taken into account by the Subscribers as being important to the Subscribers' decision to enter into this Agreement or agree to its terms.

         (5) The Warranties do not extend to any facts or circumstances which occurred before or which relate to any period ending on or before 28 September 1995, irrespective of whether the Unit Holder is or ought to have been aware of those facts or circumstances.

         (6) The Unit Holder has made no representations or warranties regarding any entitlement by ALUT to new and rebuilt additional recurrent funding from the Australian Commonwealth Department of Health and Family Services.

         (7)      No warranties or representations are given with respect to:

                  (i)      the First Pacific Davies Valuation Report;

                  (ii) the current condition and state of repair of any assets of ALUT or to the effect that they do not have any latent or patent defects or to the effect that they comply with any applicable legislation, regulations, zoning, town planning or any other mandatory or voluntary requirements;

                  (iii) the fact that ALUT may not have in place whatever is or will be necessary to ensure that the phenomenon known as the Millennium Bug will not affect in any way the functioning of the assets of ALUT and particularly, without limitation, its services. In this paragraph "Millennium Bug" includes but is not limited to:

                           - any adverse effect with respect to dates up to into and during the year 2000;

                           - any inability to deal properly with leap years;

                           - any inability to deal properly with all calculations based on dates, times, sequences, comparisons and the like; and

                           - any inability to deal properly with any function that is programmed to commence or end on a particular date.

                  (iv) the validity of the issue, transfer and any renewals of the nursing home licences held by ALUT, or the benefits (including bed licences) which attach to those licences ;

                  (v) the soundness and safety of the structure of any nursing homes owned by ALUT, or the direct or indirect consequences for ALUT of unsoundness or lack of safety of those nursing homes;

                  (vi) the development potential of any vacant land or any other land owned by ALUT;

                  (vii) the Accounts or any other accounts or financial statements or management accounts of the Trustee or ALUT;

                  (viii)   the worth of any asset including the Valued Assets;
                           and

                  (ix) the recoverability of any rollover components contemplated by the First Pacific Davies Valuation Report.

         (h) the Unit Holder has given notice pursuant to section 65A of the National Health Act 1953 and made application pursuant to Division 16 of the Aged Care Act 1997 in respect of the nursing homes and in both cases named Moran Health Care (Australia) Pty Limited as the counter party.

9.12 The Subscribers and the Trustee agree that any monetary compensation payable as a result of any breach by the Unit Holder of any Warranty will be payable to the Trustee in reduction and refund of the Redemption Amount for the Premier Units and the Subscribers direct the Unit Holder to make all such payments to the Trustee and release the Unit Holder from any obligation to make such payments to the Subscribers.

9.13 To the extent permitted by law, the Subscribers agree not to make and waive any right they may have to make any claim against the Unit Holder and any of its officers, employees, agents and advisers under s52 of the Trade Practices Act 1974 (Cth) and the corresponding provisions of the Fair Trading Act 1987 (NSW).

9.14 If, after the Unit Holder has made a payment to the Trustee under a claim for breach of Warranty, the Subscribers or ALUT receives any benefit or credit by reason of the matters to which the claim relates, then the Subscribers or the Trustee must immediately pay the Unit Holder a sum corresponding to the amount of the payment or (if less) the amount of the benefit or credit.

9.15 The Unit Holder will not be liable to the Subscribers for any claim for breach of, or inaccuracy in, any Warranty to the extent that the Subscribers or the Trustee are entitled to claim an indemnity against any loss or damage suffered by the Subscribers or the Trustee out of the breach or claim under the terms of any insurance policy of or applicable to the Subscribers or the Trustee (in its capacity of trustee of ALUT).

9.16 The limitations in subclauses 9.5 to 9.10 inclusive do not apply to the extent that there is a breach of Warranty which is attributable to any fraud, dishonesty or intentional concealment by or on behalf (and with the knowledge) of the Unit Holder or the Trustee.

9.17 The Subscribers have had the benefit of advice from a sophisticated investor in the aged care and health care business independent of the Unit Holder in connection with this Agreement and their valuation of, offer to subscribe for the Subscription Units and decision to enter into this Agreement is based on their own independent evaluation of those facts and materials which the Subscribers and their advisers considered relevant. As well, the Subscribers have engaged the services of accountants, consultants, solicitors and other professional advisers to assist the Subscribers in due diligence investigations into the business and affairs of ALUT. The Subscribers have also relied on the investigations made by Moran Health Care Group Pty Limited and its professional advisers to support and supplement the Subscribers' due diligence investigations. The Subscribers acknowledge and agree that these things have enabled them to identify and evaluate, and satisfy themselves that they fully appreciate and understand, the issues and risks associated with this transaction including in particular the limitations which will apply to the Subscribers by virtue of paragraphs
         (a), (b), (c) and (d) of this subclause. Accordingly:

         (1) Other than the representations and Warranties on the part of the Unit Holder set out in this Agreement, the Subscribers acknowledge and agree that they have not relied, in entering into this Agreement, on any oral or written information from the Unit Holder, FAI or any of their subsidiaries or from any of their respective employees, agents, independent contractors and advisers (including appraisals, projections or evaluations) not referred to in the Disclosure Letter. The Subscribers also acknowledge and agree that no employee, agent, independent contractor or adviser of the Unit Holder or FAI or any of their subsidiaries has been authorised to make, and that the Subscribers have not relied upon, any statements or representations other than those specifically set out in this Agreement or in the Disclosure Letter.

         (2) The Subscribers acknowledge and agree that the Subscribers are subscribing for the Subscription Units and acquiring the Sale Shares and (indirectly through the subscription for the Subscription Units) the Valued Assets and other assets of ALUT on Completion in their current condition and state of repair and, except as expressly set out in this Agreement, the Unit Holder and FAI are not making any representation or warranty, express or implied, and the Subscribers have not relied on any representation or warranty, express or implied, regarding the Subscription Units, the Sale Shares, the Valued Assets and other assets of ALUT as at Completion including any representation or warranty with respect to:

                  (i) the business or financial condition of ALUT or the Trustee;

                  (ii) the physical condition of any of the Valued Assets or any other asset of ALUT as at Completion, or their fitness or suitability for any use or purpose;

                  (iii) (except to the extent of the Warranty numbered 16 in Schedule 2), the compliance or non-compliance with any laws, codes, ordinances, rules or regulations of any government, governmental authority or instrumentality and any violations of those things; or

                  (iv) the current or future use of the Valued Assets or any other assets of ALUT as at Completion including their use for commercial, retail, industrial or other purposes.

         (3) The Subscribers acknowledge and agree that the Unit Holder and FAI are not liable or responsible for or bound in any manner by any oral or written statements, representations, information memoranda or other information pertaining to ALUT or the Trustee provided by any real estate agent, business broker, merchant banker, adviser, consultant, agent, employee or representative of any other person not referred to in the Disclosure Letter.

         (4) The Subscribers acknowledge and agree that they will have no claim or right of action against the Unit Holder or FAI, if any of the Valued Assets or any other assets of ALUT as at Completion are subject to any breach of statute, ordinance or requirement of any government or governmental authority or instrumentality, to require the Unit Holder or FAI to remove, comply with, cure, discharge or otherwise deal with any such breach, notice, order, or requirement, or the conditions giving rise to any of those things.

9.18 Where any statement in this Agreement or in Schedule 2 is qualified by the expression "to the best of the information, knowledge and belief of the Unit Holder" the Subscribers acknowledge that in relation to the preparation of this Agreement and the provision of information to the Subscribers, and in relation to the giving of the statement the Unit Holder has only made enquiries of the chief executive officer of the Trustee and the Subscribers agree that the qualification by that expression is not to be construed as requiring any other enquiry or investigation by the Unit Holder.

9.19 The Subscribers and the Trustee acknowledge and agree that FAI has not made any warranties or undertakings to the Subscribers or the Trustee or anyone on their behalf. FAI's liability under this Agreement following Completion is limited to its liability under clause 12.

9.20 The Warranties numbered 26 and 27 in Schedule 2 must be construed as not giving rise to any liability on the part of the Unit Holder in respect of any matter which by virtue of subclauses 9.11 and 9.17 the Unit Holder does not have any liability to the Subscribers.

9.21 In this Agreement each Warranty is qualified by the disclosures made in the Disclosure Letter and any reference to Warranties must be read accordingly.

10.      EXPERT RESOLUTION

10.1 The parties agree that any dispute between them in relation to the amounts payable pursuant to subclause 3.4 or clause 7 (or both) will be resolved by a chartered accountant of not less than ten years' standing appointed by agreement between them or, failing agreement, by the President for the time being of The Institute of Chartered Accountants in Australia in accordance with the succeeding subclauses of this clause.

10.2 The person appointed pursuant to subclause 10.1 will act as an expert not an arbitrator and that person's decision will be final and binding on the parties.

10.3 The costs of resolution of the dispute in accordance with this clause 10 will be borne in accordance with the directions of the person resolving the dispute.

11.      CLAIM AGAINST ASSISTED LIVING AUSTRALIA GROUP

11.1 The Subscribers acknowledge that ALUT has a potential claim against Assisted Living Australia (Villages) Limited (or its receiver, liquidator or administrator) as outlined in Schedule 3.

11.2 The Trustee must take such steps including the institution of legal proceedings (but only if the Unit Holder requires the institution of proceedings within six months of the Completion Date) in pursuance of such claim and the settlement or compromise of that claim as the Unit Holder may reasonably require.

11.3 The Unit Holder agrees to indemnify ALUT for all costs and expenses incurred by ALUT in accordance with subclause 11.2 (including any legal costs and expenses which may be awarded against ALUT as a consequence of ALUT complying with subclause 11.2), and to provide to the Trustee such security for those costs and expenses as the Trustee may reasonably require.

11.4 The Trustee agrees to pay to the Unit Holder, as an additional component of the Redemption Amount for the redemption of the Premier Units, an amount equivalent to the aggregate proceeds of pursuit and recovery of that claim (including from any settlement or compromise), net of any Tax attributable to that amount, as and when those proceeds are received by ALUT.

12.      GUARANTEE FROM FAI

12.1 FAI is the ultimate holding company of the Unit Holder and FAI acknowledges that the Subscribers are entering into this Agreement in consideration of FAI agreeing to guarantee the obligations of the Unit Holder in accordance with the succeeding subclauses of this clause.

12.2 FAI unconditionally and irrevocably guarantees the due and punctual performance of all of the Unit Holder's obligations under this Agreement. FAI will immediately on demand perform any obligation owed by the Unit Holder to the Subscribers and not performed by the Unit Holder when required or provided for under this Agreement.

12.3     FAI's obligation under the guarantee in subclause 12.2:

         (1) is a principal obligation and is not ancillary or collateral to any other obligation; and

         (b) may be enforced against FAI without the Subscribers being required to exhaust any remedy they may have against the Unit Holder.

12.4 The liability of FAI pursuant to the guarantee in subclause 12.2 will not be affected by any act, omission, matter or thing which, but for this provision might operate to release or otherwise exonerate it from any of its obligations including any one or more of the following (whether occurring with or without the consent of any person):

         (a) the Subscribers granting time or other indulgence to the Unit Holder or FAI;

         (b) laches, acquiescence, delay, act or omission by the Subscribers;

         (c)      the insolvency or deregistration of the Unit Holder; or

         (4) anything else which might have a similar effect at law or in equity to any of those things.

13.      GENERAL

13.1 The validity, interpretation and performance of this Agreement will be governed by the law of the State of New South Wales and of the Commonwealth of Australia. The parties submit to the non-exclusive jurisdiction of the Courts of the State of New South Wales and of the Commonwealth of Australia in respect of any dispute that arises in connection with this Agreement.

13.2 No failure, delay, relaxation or indulgence by a party in exercising any power or right conferred upon it under this Agreement will operate as a waiver of that power or right. No single or partial exercise of any power or right precludes any other or future exercise of it, or the exercise of any other power or right under this Agreement.

13.3 If any provision of this Agreement is invalid, void or unenforceable, all other provisions which are capable of separate enforcement without regard to an invalid, void or unenforceable provision are and will continue to be of full force and effect in accordance with their terms.

13.4 This Agreement may not be varied except by written instrument executed by the parties.

13.5 The rights of each party under this Agreement may not be assigned without the prior written consent of the other parties.

13.6 Each party must promptly execute all documents and do all things that another party from time to time reasonably requests to effect, perfect or complete this Agreement and all transactions incidental to it.

13.7 A notice or other communication required or permitted to be given by a party to another must be in writing and:

         (a)      delivered personally;

         (b)      sent by post, postage prepaid; or

         (c)      sent by facsimile transmission

         to that party's address that is set out in this Agreement or notified in writing to each party from time to time.

         For the purposes of this subclause 13.7, the facsimile numbers to which facsimile transmissions are to be sent are:

         Unit Holder
         and FAI:    (612) 9274 9900  Att:  The Company Secretary

         Subscribers and
         the Trustee:Omega Worldwide, Inc (1734) 996 0020 Att: Essel W
                     Bailey and to Omega (UK) Limited (44 171) 929 3555 Att:
                     James P Flaherty and to Phillips Fox (612) 9283 4144 Att:
                     Robert Tobias

13.8 A notice or other communication will be taken, for the purposes of this Agreement, to have been given if:

         (a)      personally delivered, upon delivery;

         (b)      mailed, on the expiration of 2 Business Days after posting; or

         (3) sent by facsimile transmission, on the day it is sent (or, if that is not a Business Day, on the next Business Day).

14.      STAMP DUTY AND OTHER IMPOSTS

14.1 The Subscribers agree to pay or cause to be paid all stamp duty, fines and penalties (including any liability with respect to or resulting from delay or omission to pay such duty), which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement or any other instrument created pursuant to or in connection with or incidental to this Agreement or in respect of any transaction contemplated by this Agreement or any such instrument.

14.2 The Subscribers indemnify the Unit Holder and FAI in respect of all claims, demands, actions, proceedings, costs, expenses and liabilities (including fines and penalties) relating to all amounts for which the Unit Holder may be liable as a consequence of any failure by the Subscribers to comply with the provisions of subclause 14.1.

15.      TRUSTEE'S OCCUPATION OF PREMISES

         The Subscribers acknowledge that the Trustee's right to occupy the premises at 24 Market Street, Sydney was terminated (by mutual agreement with the landlord of those premises) immediately prior to Completion.

16.      TANOA

         FAI and the Unit Holder acknowledge that Tanoa enters into this Agreement as trustee of the Principal Healthcare Finance Unit Trust No.1 and that the obligations undertaken by Tanoa pursuant to this agreement are in its capacity as such trustee and will have no obligation to FAI or the Unit Holder in any other capacity.

                                  SCHEDULE 1

                                 THE ACCOUNTS

                                  SCHEDULE 2

                        WARRANTIES AND REPRESENTATIONS


1. The Unit Holder is the legal and beneficial owner of the Premier Units (other than the five units registered in the name of FAI, in respect of which the Unit Holder is the beneficial owner). The Premier Units comprise 100% of the issued units in ALUT and carry with them the right to control that percentage of the voting rights attached to the issued units in ALUT. FAI is the legal and beneficial owner of all the issued shares in the Trustee. The Trustee is the legal owner (in its capacity as trustee of ALUT) of the Valued Assets.

2. The Premier Units and the Sale Shares have been duly issued and allotted and are fully paid up.

3. The Premier Units, Sale Shares and the Valued Assets (and all other assets of ALUT) are not subject to any liens, equities, charges, third party rights or other encumbrances and the Unit Holder and FAI will on Completion be entitled and competent to require the redemption of the Premier Units, and FAI is entitled and competent to transfer the Sale Shares without the consent of any person or authority whatever.

4. The Trustee (in its own capacity and in its capacity as trustee of ALUT does not hold shares or securities in any other corporation, units in any trust or interests in any partnership, unincorporated association, joint venture or consortium (other than industry associations in the aged, health care and retirement village industries) or any real estate other than the Valued Assets, nor has it contracted to buy or agreed to take up or acquire any shares or securities in any other corporation or units in any trust or interest in any partnership, unincorporated association, joint venture or consortium (other than industry associations in the aged, health care and retirement village industries) or any real estate other than the Valued Assets.

5. The copy of the memorandum and articles of association of the Trustee and of the Trust Deed, signed by a director of the Unit Holder and delivered to PHF on the date of the Agreement of which this schedule forms part are true and complete copies of those things.

6. Each of the Trustee and ALUT has been duly constituted and is validly existing under the laws of its jurisdiction of constitution and has full power, authority and right to carry on its business. No petitions or other processes have been issued or are threatened to be issued against, and no resolutions have been passed by the directors or members of, the Trustee or ALUT to wind it up, no action has been taken or threatened to be taken to place the Trustee or ALUT in receivership or under administration and there are no writs of execution or other processes issued and unsatisfied or partly unsatisfied against any of their assets.

7. All issues and transfers of shares registered in the Trustee and units in ALUT have been made in accordance with the requirements of their respective constitutions and applicable legislation.

8. Neither the Trustee nor ALUT is under any obligation (conditional or unconditional, except pursuant to the Agreement of which this
               Schedule 2 forms part) to allot any shares, debentures, notes, securities convertible into shares, units or other securities to any person and have not offered to do so or to give and have not given any option to subscribe for unissued shares or units.

9.             To the best of the information, knowledge and belief of the Unit
               Holder:

                    (a) all returns particulars resolutions and other documents required to be delivered by the Trustee or ALUT to the appropriate authorities having jurisdiction in its jurisdiction of establishment and in each jurisdiction where it is registered and in each jurisdiction where it carries on business have been duly delivered; and

                    (b) all statutory and other records of the Trustee and ALUT are up to date and contain full complete and accurate records of all matters dealt with in those records.

10. There are no dividends or distributions declared and unpaid in respect of the share capital of the Trustee or the units in ALUT.

11. The Trustee is not in its own capacity or in its capacity as the trustee of ALUT engaged in any litigation or arbitration proceedings, dispute of a material nature or in any proceedings before any governmental agency or tribunal and no such litigation, disputes or proceedings are pending or threatened by or against any of them and it is not subject to any order or judgment given by any court arbitrator or governmental agency or tribunal and has not been party to any undertaking or assurance given to any court arbitrator or governmental agency or tribunal which is still in force.

12. No guarantee, indemnity or other surety or assurance has been given or granted by the Trustee in its own capacity or in its capacity as the trustee of ALUT in respect of the discharge of the liabilities or the performance of the obligations (in either case whether present or future) of any other person which will not be discharged on Completion.

13. The Trustee is not in any capacity a party to any joint venture, consortium or partnership arrangement or agreement.

14. The Trustee has the policies of insurance detailed in the Disclosure Letter in respect of the assets and business of ALUT and, to the best of the information, knowledge and belief of the Unit Holder, the Unit Holder believes that the Trustee has not done or suffered anything to be done which has rendered or might render those policies of insurance void or voidable.

15. The Completion Balance Sheet will contain proper provision for all Taxes which are payable in connection with the activities of the Trustee as trustee of ALUT up to the Completion Date (assuming for this purpose that the last day of the current year of income for tax purposes for ALUT is the Completion Date). This Warranty does not extend to the consequences of any changes in Tax legislation after the Completion Date that have retrospective effect except to the extent that the change has been announced before the Completion Date by press release by the Treasurer, an Assistant Treasurer or an Acting Treasurer of the Commonwealth of Australia or the State of New South Wales.

16. To the best of the information, knowledge and belief of the Unit Holder, the Unit Holder believes that the Trustee has complied in all material respects with any material obligations imposed on it by law, industrial awards or contract applicable to the Valued Assets. This warranty and representation does not constitute a warranty and representation of compliance in any respect with the Building Code of Australia or with respect to any laws relating to town planning, local government or the protection of the environment.

17. The Trustee has since the establishment of ALUT been the sole trustee of ALUT and it has not carried on any business other than acting as trustee of ALUT and has not incurred any liability other than in that capacity and in accordance with the Trust Deed.

18. No receiver, receiver and manager, administrator, liquidator or provisional liquidator has been appointed to the Trustee, ALUT or the Valued Assets.

19. The Trustee is not a party to any contract, arrangement or obligation outside the ordinary course of its business which, whether by reason of its nature, term, scope, price or otherwise, is or is likely to be of material importance to the business, profits or assets of ALUT or which:

                    (a) is incapable of performance in accordance with its terms within six months of the date on which it was entered into or undertaken;

                    (b) is expected to result in a loss to ALUT on completion of performance;

                    (c) is of an onerous nature, without countervailing benefits, or cannot be fulfilled or performed by ALUT on time and without undue or unusual expenditure, money and effort;

                    (d) requires an aggregate consideration payable by ALUT in excess of $1,000;

                    (e) involves the payment by ALUT by reference to fluctuations in the Consumer Price Index or any other index;

                    (f) requires payment of any sum by ALUT in any currency other than Australian dollars; or

                    (g) for the provision of management or similar services to ALUT (other than by the Auditors) and which is not terminable by it on less then three months notice without compensation for early termination.

20. So far as the Unit Holder is aware, the copies of the Leases and Management Agreements provided to the Subscribers are materially correct and substantially reflect the entire agreement between the Unit Holder and each of the respective occupiers of the assisted living units which form part of the Properties.

21. The Disclosure Letter contains a list of the lessees under the Leases and Management Agreements which have been made available for inspection by the Subscribers.

22. The persons whose names are set out in the list attached to the Disclosure Letter are all of the employees of the Trustee. The particulars of their employment set out in that list are correct. No employee of the Trustee has given, or has been given, notice of termination of their employment or has indicated an intention to terminate their employment.

23. All subsisting contracts of employment to which the Trustee is a party are terminable by it on six months notice or less except to the extent to which a court may determine that some other notice period is required.

24. The Trustee does not make any contributions to a superannuation fund or scheme that is a fund or scheme that provides defined benefits.

25. As at Completion the Trustee has no liability to the Superannuation Guarantee Charge.

26. To the best of the information, knowledge and belief of the Unit Holder, the Unit Holder believes that all information given by or on behalf of the Unit Holder to the Subscribers (including to Moran Health Care Group Pty Limited and Omega Worldwide, Inc. and their respective advisors) with respect to ALUT is correct and complete in all material respects and none of that information is misleading in any material respect, whether by inclusion of misleading information or omission of material information, or both.

27. To the best of the information, knowledge and belief of the Unit Holder, the Unit Holder believes that all information within its or the Trustee's possession and which could reasonably be expected to be material for disclosure to a subscriber for value for the Subscription Units has been disclosed in writing to the Subscribers (including to Moran Health Care Group Pty Limited and Omega Worldwide, Inc. and their respective advisors). Attached to the Disclosure Letter is a list of some of the information which the Unit Holder has disclosed in writing to the Subscribers.

28. The Trustee has not assigned, purported to assign or otherwise relinquished its rights under the Asset Sale Agreement dated 15 August 1995 between Assisted Living Australia Limited, Assisted Living Australia (Villages) Limited, Berkeley Village Nursing Home Pty Limited, Windwave No 10 Pty Limited and the Trustee.

29. There have been no Consents or Determinations (as contemplated by clause 1.1 of the Trust Deed) made, other than the Determination a copy of which is in Schedule 4.

30.            The Trustee has not distributed any part of the capital of ALUT.

31. All loans made by the Trustee to FAI or any of its subsidiaries have been repaid in full.

32. The Trustee has on or before Completion paid to the Commonwealth all amounts notified to the Trustee as being payable to the Commonwealth Government arising out of the annual NH20 validation process that commenced in May 1998 relating to the nursing homes comprising part of the Valued Assets whether such amount is an amount actually due or is required to be paid on account so that the Commonwealth will approve licences to be issued to Moran Heath Care (Australia) Pty Limited to manage and operate the nursing homes comprising part of the Valued Assets.

33. The Trustee is duly incorporated and has the corporate power to own its own property and to carry on its business.

34. No action has been taken or is proposed to remove the Trustee as trustee of ALUT.

35. The Trustee is not in default under the Trust Deed which would have the effect of limiting or removing its right of indemnity from the property of ALUT, or would affect its power or ability to enter into any transaction or to perform any obligation permitted by the Trust Deed as trustee of ALUT.

36. The Trustee and its directors and other officers have complied with their obligations in connection with ALUT.

37. A date has not been declared pursuant to the Trust Deed as the date on which ALUT will be vested or come to an end, and no other action has been taken or is proposed to terminate ALUT.

38. The Trustee has not done, or failed to do, any act whereby any of the assets of ALUT have been acquired by any other person and no assets of ALUT are presently registered in the name of any other person and no person, other than the Unit Holder and FAI, has acquired any right of any kind whether vested or contingent in any asset of ALUT.

                                   SCHEDULE 3


           CLAIM AGAINST ASSISTED LIVING AUSTRALIA (VILLAGES) LIMITED

                                   SCHEDULE 4

                     TRUST DEED DETERMINATION (WARRANTY 29)

                            EXECUTED AS AN AGREEMENT.



           Signed by the attorney of PREMIER CARE AUSTRALIA (HOLDINGS)
                PTY LIMITED under power of attorney in the presence of:




                                           ------------------------------------
                                           Signature of attorney

 -------------------------------           ------------------------------------
 Signature of witness                      Office held


 -------------------------------           ------------------------------------
 Name of witness (print)                   Name of attorney (print)





                Signed by the attorney of FAI INSURANCES
                LIMITED under power of attorney in the presence of:






                                           ------------------------------------
                                           Signature of attorney


 -------------------------------           ------------------------------------
 Signature of witness                      Office held


 -------------------------------           ------------------------------------
 Name of witness (print)                   Name of attorney (print)

                Signed by the attorney of PHF NO.1 PTY LIMITED under power of attorney in the presence of:






                                           ------------------------------------
                                           Signature of attorney


 -------------------------------           ------------------------------------
 Signature of witness                      Office held


 -------------------------------           ------------------------------------
 Name of witness (print)                   Name of attorney (print)






                Signed by the attorney of TANOA PTY LIMITED under power of attorney in the presence of:






                                           ------------------------------------
                                           Signature of attorney


 -------------------------------           ------------------------------------
 Signature of witness                      Office held


 -------------------------------           ------------------------------------
 Name of witness (print)                   Name of attorney (print)

                Signed by the attorney of PREMIER CARE AUSTRALIA
                PTY LIMITED under power of attorney in the presence of:





                                           ------------------------------------
                                           Signature of attorney


 -------------------------------           ------------------------------------
 Signature of witness                      Office held


 -------------------------------           ------------------------------------
 Name of witness (print)                   Name of attorney (print)

                      REDEMPTION AND SUBSCRIPTION AGREEMENT

                                      INDEX

1. DEFINITIONS AND INTERPRETATION.............................
2. REDEMPTION OF PREMIER UNITS.
3. REDEMPTION AMOUNT AND ASSET SALE ADJUSTMENT
4. SUBSCRIPTION FOR UNITS
5. COMPLETION.........
6. CHANGE OF NAME.....
7. POST-COMPLETION ADJUSTMENTS................................
8. DEBTORS.
9. WARRANTIES AND REPRESENTATIONS.............................
10. EXPERT RESOLUTION.....
11. CLAIM AGAINST ASSISTED LIVING AUSTRALIA GROUP.............
12. GUARANTEE FROM FAI
13. GENERAL
14. STAMP DUTY AND OTHER IMPOSTS..............................
15. TRUSTEE'S OCCUPATION OF PREMISES
16. TANOA

                             RELATIONSHIP AGREEMENT


    THIS AGREEMENT IS MADE ON 1998


    PARTIES

    OMEGA WORLDWIDE, INC. of 905 W Eisenhower Circle, Suite 110, Ann Arbor, Michigan 48103, United States of America (OMEGA)

    PHF NO.1 PTY LIMITED ACN 082 747 313 of Level 12, 255 Elizabeth Street, Sydney, New South Wales, Australia (PHF 1)

    PHF NO.2 PTY LIMITED ACN 082 747 288 of Level 12, 255 Elizabeth Street, Sydney, New South Wales, Australia (PHF 2)

    TANOA PTY LIMITED ACN 001 396 989 of Level 12, 255 Elizabeth Street, Sydney, New South Wales, Australia (TANOA)

    MINDRA PTY LIMITED ACN 001 731 399 of Level 12, 255 Elizabeth Street, Sydney, New South Wales, Australia (MINDRA)

    BEHEER - EN BELEGGINGSMAATSCHAPPIJ DILAVA BV of Drentestraat 20, (1083
    HK) Amsterdam, Netherlands            (DILAVA)

    BEHEER - EN BELEGGINGSMAATSCHAPPIJ ROCLA BV of Drentestraat 20, (1083
    HK) Amsterdam, Netherlands            (ROCLA)

    MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED ACN 082 466 457 of 13 - 15 Bridge Street Sydney, New South Wales, Australia (MORAN)

    MORAN HEALTH CARE GROUP PTY LIMITED ACN 008 585 242 of 13 - 15 Bridge Street Sydney, New South Wales, Australia (COVENANTOR)


    BACKGROUND

    A         The Covenantor is the sole beneficiary of the Moran Trust.

    B Moran wishes to lease the nursing homes and assisted living units owned by Premier Care Australia Pty Limited as trustee for the Assisted Living Unit Trust at the date of this agreement and have the benefit of certain other assets of the Assisted Living Unit Trust in connection with those nursing homes and assisted living units.

    C         At the request of Moran and the Covenantor:

                     the Principal Healthcare Finance Unit Trust No.1, the Principal Healthcare Finance Unit Trust No.2, the Principal Healthcare Finance Unit Trust No.3 and the Principal Healthcare Finance Unit Trust No.4, have been established with Tanoa, PHF 1, Mindra and PHF 2 being respectively the trustees of them;

                     Rocla, a wholly owned subsidiary of Omega, has become a unit holder in the Principal Healthcare Finance Unit Trust No.3, Dilava, a wholly owned subsidiary of Omega, has become a unit holder in the Principal Healthcare Finance Unit Trust No.4, Mindra the trustee of Principal Healthcare Finance Unit Trust No.3 and PHF 2 the trustee of Principal Healthcare Finance Unit Trust No.4 have respectively become a unit holder in the Principal Healthcare Finance Unit Trust No.1 and the Principal Healthcare Finance Unit Trust No. 2.

    D In order for Moran to obtain the lease of the nursing homes and assisted living units owned by Premier Care Australia Pty Limited as trustee for the Assisted Living Unit Trust at the date of this agreement and have the benefit of certain other assets of the Assisted Living Unit Trust in connection those nursing homes and assisted living units Moran and the Covenantor have requested Omega, Dilava, Rocla and the Principal Trustees as trustees of the Principal Trusts to do all acts matters and things including providing money by subscription for shares in Dilava and Rocla, units in the Principal Healthcare Finance Unit Trust No.1, the Principal Healthcare Finance Unit Trust No.2, the Principal Healthcare Finance Unit Trust No.3 and the Principal Healthcare Finance Unit Trust No 4, by arranging finance and entering into agreements to cause Tanoa and PHF 1 to become the owner of all of the issued units in the Assisted Living Unit Trust by:

                     Tanoa as trustee of Principal Healthcare Finance Unit Trust No.1 becoming a unit holder in respect of half of the issued units in the Assisted Living Unit Trust;

                     PHF 1 as trustee of Principal Healthcare Finance Unit Trust No.2 becoming a unit holder in respect of half of the issued units in the Assisted Living Unit Trust; and

                     Omega financing or procuring the finance of the acquisitions referred to in paragraph D (a) and (b).

    E The basis of the arrangement is that the assets of the Assisted Living Unit Trust at the date of this agreement will be made available to Moran in return for rental payments made by Moran. Having regard to the differing nature of the assets, specific arrangements are set out in this agreement in relation to certain specific assets to give effect to the basic intention of the parties. In the case of assets which are determined to be surplus to the needs of the parties (such as Surplus Land) specific arrangements are set out in this agreement to enable them to be identified, realised and the proceeds of realisation paid to the former unit holders of the Assisted Living Unit Trust.

    F Omega, Dilava, Rocla and the Principal Trustees are willing to accede to the requests of Moran and the Covenantor on the terms and conditions of this agreement.

    AGREEMENT

              DEFINITIONS

              In this agreement:

              AGREED DATE means the business day preceding the first anniversary of the Completion Date;

              AGREED DISCOUNTED VALUE, COST and TRUSTEE PROFIT COMPONENT in relation to any parcel of Vacant Land means the amount set out beside the description of each parcel of Vacant Land in the column so titled in Schedule A;

              ASSET SALE ADJUSTMENT has the same meaning as is attributed to those words in the RSA.

              ASSUMPTION AGREEMENT means the assumption agreement in the form set out in Schedule B.

              ALU means a part of a Property known as an "assisted living unit" or a "self care unit".

              ALU LEASE means a lease of an ALU.

              COMMENCING DATE means the date that Completion takes place.

              COMPLETION has the same meaning as is attributed to that word in the RSA.

              COMPLETION DATE has the same meaning as is attributed to those words in the RSA.

              COMPLETION BALANCE SHEET has the same meaning as is attributed to those words in the RSA.

              CREDITORS means any amounts owing by the Trustee which are recognised in the Completion Balance Sheet.

              DEBTS means any debts or other sums due or payable to the Trustee which are recognised in the Completion Balance Sheet.

              DISPOSAL means disposal or deemed disposal pursuant to the Tax
              Act.

              EMPLOYEES means those individuals employed by the Trust on the Completion Date.

              INDEMNIFIED PARTIES means the Trustee, the Principal Trustees, Omega, Dilava, Rocla and any beneficiary of the Trust and the Principal Trusts at any time.

              LEASE means the lease of the Properties in the form set out in Exhibit A and initialled by John Hartigan for Moran and the Covenantor and by Robert Tobias for the other parties.

              LEASED PROPERTY has the same meaning as is attributed to that term in the Lease.

              MHCG LEASE GUARANTEE means the lease guarantee set out in Exhibit B and initialled by John Hartigan for Moran and the Covenantor and by Robert Tobias for the other parties.

              MORAN'S DMFS means any agreement entered into by Moran whereby Moran must provide services to a person in respect of the occupation of an ALU which is in a form approved in writing by the Trustee.

              MORAN SECURITY DOCUMENTS means the charge in the form set out in Exhibit C and initialled by John Hartigan for Moran and the Covenantor and by Robert Tobias for the other parties, the mortgage of shares set out in Exhibit D and initialled by John Hartigan for Moran and the Covenantor and by Robert Tobias for the other parties and the mortgage of units in the Moran Trust set out in Exhibit E and initialled by John Hartigan for Moran and the Covenantor and by Robert Tobias for the other parties.

              MORAN TRUST means the trust known as "The Moran Health Care Australia Trust" constituted by a deed of trust dated 13 May 1998 between Moran Health Care (Australia) Pty Limited as trustee and Moran Health Care Group Pty Limited as original unit holder.

              MOTOR VEHICLES means the motor vehicles particulars of which are set out in Schedule C.

              NURSING HOME AGREEMENTS means the agreements between the Trustee and nursing home residents at Completion.

              ORIGINAL UNIT HOLDERS means FAI Insurances Limited and Premier Care Australia (Holdings) Pty Limited.

              PRINCIPAL TRUSTEES means the trustees for the time being of the Principal Trusts.

              PRINCIPAL TRUSTS means the following trusts:

                     the trust known as the "Principal Healthcare Finance Unit Trust No.1" constituted by a deed of trust dated 27 May 1998 between Tanoa as trustee and Mindra as original unit holder;

                     the trust known as the "Principal Healthcare Finance Unit Trust No.2" constituted by a deed of trust dated 27 May 1998 between PHF 1 as trustee and PHF 2 as original unit holder;

                     the trust known as the "Principal Healthcare Finance Unit Trust No.3" constituted by a deed of trust dated 27 May 1998 between Mindra as trustee and Rocla as original unit holder; and

                     the trust known as the "Principal Healthcare Finance Unit Trust No.4" constituted by a deed of trust dated 27 May 1998 between PHF 2 as trustee and Dilava as original unit holder.

              PROCUREMENT AGREEMENT means the agreement of that name dated the same date as this agreement between Moran, FAI Insurances Limited, the Covenantor and Douglas John Moran, Greta Richmond Moran, Peter Godfrey Moran and Shane Moran.

              PROPERTIES means the properties particulars of which are set out in Schedule D.

              SURPLUS LAND means the Vacant Land which is determined to be sold pursuant to clause 15.6.1;

              RENT means the rent payable from time to time pursuant to the Lease.

              RSA means the "Redemption and Subscription Agreement" so called between FAI Insurances Limited, Premier Care Australia (Holdings) Pty Limited, Premier Care Australia Pty Limited, Tanoa and PHF 1 and dated the same date as this agreement.

              SALE ASSETS means:

                     (a)       the Leased Property; and

                     (2) where the Trustee Disposes of the Trustee's DMFs in connection with the Disposal of the Leased Property following termination of the Lease, the Trustee's DMFs to the extent that the Trustee has a cost base in them, as that term is used in the Tax Act, at the date of Disposal.

              TAX means all forms of taxation, duties, imposts, fees, levies, deductions or withholdings whether of Australia or elsewhere, including income tax, corporation tax, capital gains tax, pay as you earn, prescribed payments, reportable payments, withholding tax, superannuation guarantee charge, customs and other import or export duties, excise duties, sales tax, stamp duty, land tax, pay-roll tax, FID, BAD, Workcover, local rates and taxes, fringe benefits tax, group tax or other similar contributions and any interest, penalty, surcharge or fine in connection with it.

              TAX ACT means the Income Tax Assessment Act 1936 and includes the Income Tax Assessment Act 1997.

              TERMINATION DATE means the day preceding the 30th anniversary of the Commencing Date.

              TRANSACTION DOCUMENTS means the Lease, the Moran Security Documents, the MHCG Lease Guarantee and the Procurement Agreement.

              TRUST means the trust known as the "Assisted Living Unit Trust" constituted by a deed of trust dated 11 August 1995 between Assisted Living (Holdings) Pty Limited (now named Premier Care Australia Pty Limited) as trustee and Metlife Australia (Holdings) Pty Limited (now named Premier Care Australia (Holdings) Pty Limited) and FAI Deposit Co Pty Limited as original unit holders.

              TRUSTEE means the trustee for the time being of the Trust.

              TRUSTEE'S DMFS means any agreement which is a binding obligation on the Trustee on the date of this agreement whereby the Trustee must provide services to a person in respect of the occupation of an ALU.

              VACANT LAND means each parcel of land described in Schedule A;

              $ means Australian dollars.

              LEASE

              ENTRY INTO THE LEASE

              On the Completion Date the Trustee, the Covenantor and Moran must enter into the Lease.

              EXECUTION OF THE LEASE

              Moran must execute the Lease and deliver it to Omega on the date of this agreement. Omega will hold the Lease on behalf of the Trustee in escrow pending Completion.

              The Trustee must execute the Lease on the Completion Date.

              COMPLETION AND EXECUTION

              The Trustee must cause the Lease to be completed on the Completion Date by the inclusion of:
                     the Commencing Date;

                     the Termination Date;

                     any other details or amendments necessary to record properly the agreement between the Trustee and Moran and to put the Lease in registrable form.

              The Trustee must promptly lodge the Lease for registration after the Commencement Date and after it has been duly stamped, and once registered must return a copy to Moran.

              LIABILITY RUNS FROM COMPLETION

              On and from the Completion Date the Trustee, the Covenantor and Moran will each be bound by all of the terms of the Lease as if it had been completed, duly executed and delivered by those parties as required by clause 2.3.

              MORAN SECURITY DOCUMENTS AND MHCG LEASE GUARANTEE

              ENTRY INTO MORAN SECURITY DOCUMENTS

              On the Completion Date Moran must enter into the Moran Security Documents.

              EXECUTION OF MORAN SECURITY DOCUMENTS

              Moran must execute the Moran Security Documents, complete Australian Securities Commission Forms 309 and 350 in respect of the documents set out in Exhibits C, D and E and deliver them to Omega on the date of this agreement. Omega will hold the documents and forms in escrow pending Completion.

              MHCG LEASE GUARANTEE

              On the Completion Date MHCG must enter into the MHCG Lease Guarantee.

              EXECUTION OF MHCG LEASE GUARANTEE

              MHCG must execute the MHCG Lease Guarantee and deliver it to Omega on the date of this agreement. Omega will hold the MHCG Lease Guarantee in escrow pending Completion.

              RELINQUISHMENT OF LICENCES

              TRUSTEE TO RELINQUISH

              On the Completion Date the Trustee will relinquish all licences and approvals that it holds in relation to the management and operation of the nursing homes owned by it at the date of this agreement where a corresponding licence or approval is held by Moran or will be granted to Moran upon relinquishment of a licence or approval held by the Trustee.

              MORAN TO MAINTAIN

              So long as the Trustee holds any licence or approval in relation to the management and operation of the nursing homes owned by it at the date of this agreement Moran will do all things and take all actions at its own cost necessary to ensure that the licence or approval is maintained by the Trustee unless the Trustee does a thing or takes an action which prevents Moran meeting its obligations pursuant to this clause.

              NURSING HOME AGREEMENTS

              The Trustee must, at the cost of Moran, deal with the Nursing Home Agreements as Moran, acting reasonably, directs and must hold all amounts received by it pursuant to the Nursing Home Agreements for Moran or as it directs.

              Moran unconditionally and irrevocably indemnifies the Trustee against all losses, damages, costs, charges, liabilities and expenses which the Trustee may at any time suffer or incur in relation to any Nursing Home Agreement.

              COMMONWEALTH FUNDING ADJUSTMENTS

              To the extent that Moran is required to make a payment or incurs a reduction of a payment from the Commonwealth Government contemplated by clause 7.7(a) of the RSA, the Trustee will pay to Moran an amount equal to the amount the Trustee receives from Premier Care Holdings (Australia) Pty Limited pursuant to that clause.

              To the extent that Moran receives a payment or credit contemplated by clause 7.7(b) of the RSA, Moran will pay to the Trustee an amount equal to the amount the Trustee pays to Premier Care Holdings (Australia) Pty Limited pursuant to that clause.

              ACQUISITION OF MOTOR VEHICLES

              SALE AND PURCHASE

              On the Completion Date the Trustee must sell and Moran must buy the Motor Vehicles for an amount equal to the amount attributed to the Motor Vehicles in the Completion Balance Sheet.

              PAYMENT FOR MOTOR VEHICLES

              Moran must pay to the Trustee the purchase price for the Motor Vehicles calculated in accordance with clause 5.1 by bank cheque on the business day preceding the first anniversary of the Completion Date.

              EMPLOYEES

              EMPLOYMENT BY MORAN

              On the Completion Date Moran must offer in writing to employ all of the Employees with effect from the Completion Date, on terms and conditions no less favourable than those on which they are employed by the Trustee on the Completion Date.

              NON-TRANSFERRING EMPLOYEES

              The Trustee must terminate the services of the Employees who do not accept the offer of employment with Moran (NON-TRANSFERRING EMPLOYEES) with effect from the Completion Date and Moran must pay all amounts then due to each of those Employees on termination of employment.

              TRANSFERRING EMPLOYEES

              The Trustee must release the Employees who accept the offer of employment with Moran (TRANSFERRING EMPLOYEES) from their employment with the Trustee with effect from the Completion Date.

              EMPLOYEE OBLIGATIONS

              Moran must assume all of the obligations of the Trustee to the Employees including all amounts due to:

                     each of the Non-Transferring Employees in respect of the termination by the Trustee of their employment; and

                     each of the Transferring Employees on the Completion Date relating to all periods of service with the Trustee or any related body corporate of FAI Insurances Limited; and unconditionally and irrevocably indemnifies the Trustee against all losses, damages, costs, charges, liabilities and expenses which the Trustee may at any time suffer or incur in relation to all those obligations.

              DEBTS AND CREDITORS

              MORAN TO COLLECT DEBTS AS AGENT OF THE TRUSTEE

              From the Completion Date Moran must, at its own cost, use its reasonable endeavours to collect the Debts as agent of the Trustee and for that purpose Moran is authorised to demand, sue for and enforce payment of and receive and give receipts for all or any of the Debts as effectively as the Trustee could itself do.

              DISCHARGE OF CREDITORS

              Moran must discharge the Creditors as they fall due on behalf of the Trustee and to obtain receipts from all or any of the Creditors as effectively as the Seller could itself do.

              CLAIMS

              Moran is authorised as agent of the Trustee to demand, sue for and enforce payment of and receive and give receipts for all or any of the Debts pursuant to clause 8 [Debtors] of the RSA as effectively as the Trustee could itself do.

              The Trustee must execute or give effect to any assignment required to be made pursuant to clause 8 [Debtors] of the RSA.

              LOANS TO MORAN

              MAKING LOANS

              On the Completion Date the Trustee will lend to Moran free of interest any money to which the Trustee is entitled on the Completion Date which is:

                     attributable to the conduct of the business of the Trust up to the Completion Date; and

                     is held by the Trustee in an account over which the Trustee exercises control;

              except to the extent the Trustee is prohibited by agreement with a third party or law.

              If Moran and MHCG is not in default of any obligation pursuant to any Transaction Document to which it is a party or this agreement, the Trustee must within 7 days of receipt lend to Moran free of interest any money that the Trustee receives prior to the first anniversary of the Completion Date which has not been previously received by Moran:

              being any amount that Premier Care Australia (Holdings) Pty Limited pays to the Trustee pursuant to clause 7 [Post Completion Adjustments] of the RSA; and

              in respect of any Debts.

              UTILISATION OF LOANS

              Moran may discharge from any loan made pursuant to this clause its obligations under clause 7.2 [Discharge Creditors].

              REPAYMENT OF LOANS

              Moran must repay all loans made to it pursuant to this clause not utilised pursuant to clause 8.2 by bank cheque on the business day preceding the first anniversary of the Completion Date.

              TRUSTEE'S DMFS

              MORAN MUST DISCHARGE

              Moran must discharge at its own cost all of the obligations of the Trustee pursuant to the Trustee's DMFs during the term of the Lease or on the termination of the Trustee's DMFs whichever is the earlier.

              COLLECTION OF DMFS

              In the period commencing on the Completion Date and ending on the first anniversary after the Completion Date Moran must:

                     at its own cost as agent of the Trustee collect all money owing or payable to the Trustee pursuant to the Trustee's DMFs and for that purpose Moran is authorised to demand, sue for and enforce payment of and receive and give receipts for all or any amounts payable pursuant to the Trustee's DMFs as effectively as the Trustee could itself do; and

                     pay all money received pursuant to clause 9.2.1(a) into a bank account nominated by the Trustee.

              COLLECTION OF DMFS AFTER FIRST ANNIVERSARY

              If Moran and MHCG is not in default of any obligation pursuant to any Transaction Document to which it is a party or this agreement Moran may following the first anniversary after the Completion Date at its own cost as agent of the Trustee collect all money owing or payable to the Trustee pursuant to the Trustee's DMFs and for that purpose Moran is authorised to demand, sue for and enforce payment of and receive and give receipts for all or any amounts payable pursuant to the Trustees DMFs as effectively as the Trustee could itself do.

              TRUSTEE TO DIRECT

              After the Completion Date the Trustee must execute or provide for the execution of notices prepared by Moran to each counter party to the Trustee's DMFs directing the person to pay all money owing or payable to the Trustee pursuant to the Trustee's DMFs to Moran as collecting agent for the Trustee.

              OMEGA TO PAY CONSIDERATION

              If Moran and MHCG is not in default of any obligation pursuant to any Transaction Document to which it is a party or this agreement subject to clause 9.5.3 the Trustee must pay to Moran as consideration for the obligations assumed by Moran pursuant to clause 9.1 an amount equal to 99.90% of the income accrued after the Completion Date in the accounts of the Trust in respect of the Trustee's DMFs.

              Subject to clause 9.5.3 the obligation of the Trustee to pay any amount to Moran pursuant to clause 9.5.1 is only to be satisfied by the payment of cash to Moran by the Trustee as and when cash is received by the Trustee from the Trustee's DMFs.

              Subject to clause 11.5 the Trustee will not be liable to pay any consideration to Moran for the obligations assumed by Moran pursuant to clause 9.1 in respect of any ALU Lease between the Completion Date and the first anniversary of the Completion Date.

              If Moran and MHCG is not in default of any obligation pursuant to any Transaction Document to which it is a party or this agreement then following the first anniversary after the Completion Date Moran may retain any money owing or payable to the Trustee pursuant to the Trustee's DMFs that it collects pursuant to clause
              9.3 as payment and in satisfaction of the Trustee's obligation pursuant to clause 9.5.1 to the extent of such retention.

              To the extent that any amount is accrued by the Trustee in respect of the Trustee's DMFs at the Completion Date (ACCRUED DMFS) Moran may lend to the Trustee up to a sum equal to the accrued DMFs not paid to the Trustee in cash before the business day preceding the first anniversary of the Completion Date (FIRST MORAN LOAN).

              The Trustee must repay the first Moran loan from the cash received by the Trustee attributable to the accrued DMFs. Other than as specifically provided for in this clause the Trustee will have no other obligation to Moran in respect of the first Moran loan including the payment of interest and Moran will have no other recourse against the Trustee in respect of repayment of the first Moran loan.

              To the extent that an amount is recognised as income of the Trust in respect of the Trustee's DMFs (INCOME DMFS) in the period between the Completion Date and the first anniversary of the Completion Date and such amount is not received in cash by the first anniversary of the Completion Date Moran may lend to the Trustee a sum equal to that amount (SECOND MORAN LOAN).

              The Trustee must repay the second Moran loan from the cash received by the Trustee attributable to the income DMFs. Other than as specifically provided for in this clause the Trustee will have no other obligation to Moran in respect of the second Moran loan including the payment of interest and Moran will have no other recourse against the Trustee in respect of repayment of the second Moran loan.

    ALU LEASES

              MORAN TO MARKET AND SELL ALUS

              Moran must procure at its own cost the grant of an ALU Lease for a term not exceeding 99 years which is in a form approved in writing by the Trustee in respect of each ALU that is not subject to an ALU Lease on the Completion Date and must at its own cost grant ALU Leases in the name of the Trustee.

              TRUSTEE TO GIVE POWER OF ATTORNEY

              For so long as Moran can grant ALU Leases pursuant to this agreement the Trustee must give to Moran, and not revoke earlier than the date of termination of the Lease, a power of attorney in the form of Schedule E. The Trustee may at the request of Moran revoke the power of attorney and grant a new power of attorney in a form agreed between the Trustee and Moran.

              PERFORMANCE OF LESSORS OBLIGATIONS

              Moran must perform at its own cost all of the obligations of the Trustee under every ALU Lease during the term of the Lease.

              COLLECTION BY MORAN

              In the period commencing on the Completion Date and ending on the first anniversary after the Completion Date Moran must:

                     at its own cost as agent of the Trustee collect all money owing or payable to the Trustee in respect of the grant of each ALU Lease and for that purpose Moran is authorised to demand, sue for and enforce payment of and receive and give receipts for all or any amounts payable in respect of the grant of each ALU Lease as effectively as the Trustee could itself do; and pay all money received pursuant to clause 10.4.1(a) into a bank account nominated by the Trustee.

              If Moran and MHCG is not in default of any obligation pursuant to any Transaction Document to which it is a party or this agreement Moran may following the first anniversary after the Completion Date at its own cost as agent of the Trustee collect all money owing or payable to the Trustee in respect of the grant of each ALU Lease and for that purpose Moran is authorised to demand, sue for and enforce payment of and receive and give receipts for all or any amounts payable in respect of the grant of each ALU Lease as effectively as the Trustee could itself do.

              TRUSTEE TO PAY CONSIDERATION

              If Moran and MHCG is not in default of any obligation pursuant to any Transaction Document to which it is a party or this agreement subject to clause 10.5.2 the Trustee must pay to Moran as consideration for the obligations assumed by Moran pursuant to clause 10.1 an amount equal to 99.90% of the amounts actually received by the Trustee pursuant to the grant of each ALU Lease granted after the Completion Date.

              Subject to clause 11.5 the Trustee will not be liable to pay any consideration to Moran for the obligations assumed by Moran pursuant to clause 10.1 in respect of any ALU Lease granted during the period between the Completion Date and the first anniversary of the Completion Date.

              If Moran and MHCG is not in default of any obligation pursuant to any Transaction Document to which it is a party or this agreement then following the first anniversary after the Completion Date Moran may retain any money owing or payable to the Trustee in respect of the grant of each ALU Lease granted after the first anniversary of the Completion Date that it collects pursuant to clause 10.4 as payment and in satisfaction of the Trustees obligation pursuant to clause 10.5.1 to the extent of such retention.

              TRUST DISTRIBUTIONS

              INTRODUCTION

              It is envisaged that the Original Unit Holders may receive through distributions of income and capital of the Trust:

                     a share of income for the 1998 and/or 1999 years of income;

                     distributions of capital of the Trust representing assets not required by Moran for the purpose of carrying on its business.

              TRUSTEE MAY MAKE DISTRIBUTIONS TO THE ORIGINAL UNIT HOLDERS

              If on the business day preceding the first anniversary of the Completion Date or the second anniversary of the Completion Date the Trustee is satisfied that:

                     it has available in cash, income or capital for the purpose of the Trust Deed attributable to any asset held by the Trustee on the Completion Date, not being an asset that is:

                               Leased Property;

                               money subscribed for units in the Trust;

                               money loaned to the Trustee by Omega;

                               any amount contemplated by clause 20.2.4(e); or

                               is the Asset Sale Adjustment.

                     after making allowance for its liabilities as at Completion (other than any liability under any bill of exchange issued on the Completion Date) (DISTRIBUTABLE AMOUNT);

                     it is able to distribute the distributable amount to the Original Unit Holders so that the Original Unit Holders will have a vested and indefeasible interest in any such distribution;

                     no Indemnified Party will have any liability for any Tax in connection with the distribution or any act matter or thing that is done to enable the Trustee to make the distribution;

                     after consultation with Moran the Trustee may in its absolute discretion distribute so much of that income or capital as it determines to the Original Unit Holders in the proportion that they held units in the Trust immediately preceding the Completion Date.

              MAXIMUM DISTRIBUTION IN YEAR ONE

              The Trustee may only distribute capital and income to the Original Unit Holders to the extent that the total amount of capital and income to be distributed to the Original Unit Holders during the twelve months immediately preceding the first anniversary of the Completion Date does not exceed $14,500,000 less the sum of the amounts contemplated by clauses 2.2.1 (a) and (b) of the Procurement Agreement.

              MAXIMUM DISTRIBUTION IN YEAR TWO

              The Trustee may distribute capital to the Original Unit Holders during the twelve months immediately preceding the second anniversary of the Completion Date to a maximum of $3,500,000.

              DISTRIBUTIONS NOT MADE OR RECOVERED

              If the Trustee does not distribute to the Original Unit Holders the income and capital referred to in clause 11.1(a) or only distributes to the Original Unit Holders part only of the income and capital referred to in clause 11.1 the Trustee must pay to Moran an amount equal to 99.90% of so much of the distributable amount as represents income of the Trust and 100% of so much of the distributable amount as represents capital of the Trust that is not distributed as additional consideration for its obligations under clause 7 (Debts and Creditors), clause 9 (Trustee's DMFs) and clause 10 (ALU Leases) for the period between the Completion Date and the first anniversary of the Completion Date.

              If the Trustee recovers any distribution made after the Completion Date from the Original Unit Holders pursuant to clause 2.2.16 of the Procurement Agreement the Trustee must pay the amount of the distribution recovered, less any costs of recovering the amount, to Moran within 7 days of its receipt by the Trustee.

              MORAN TO ACCOUNT

              ACCOUNTING PRIOR TO FIRST ANNIVERSARY

              Moran must provide to the Trustee on the fifth business day prior to the first anniversary of the Completion Date a summary of the transactions contemplated by clauses 4, 5, 6 ,7, 8, 9, 10 and 11 giving such particulars as the Trustee may reasonably require for the period from the Completion Date to the tenth business day prior to the first anniversary of the Completion Date in a format and giving such particulars as the Trustee may reasonably require to undertake a complete accounting between it and Moran.

              ACCOUNTING AFTER FIRST ANNIVERSARY

              Moran must provide to the Trustee on such occasions as the Trustee may reasonably require a statement of every transaction contemplated by clauses 4, 5, 6 ,7, 8, 9, 10 and 11 for any period reasonably required by the Trustee in a format and giving such particulars as the Trustee may reasonably require to undertake a complete accounting between it and Moran.

              OTHER MONEY ATTRIBUTABLE TO MORAN

              If Moran and MHCG is not in default of any obligation pursuant to any Transaction Document to which it is a party or this agreement, any amount received by the Trustee other than:

                     a payment specifically required to be made by Moran to the Trustee pursuant to this agreement;

                     income or capital to be distributed to the Original Unit Holders pursuant to clause 11;

                     the amount of 0.10% retained by the Trustee pursuant to clauses 9.5.1, 10.5.1, 11.5.1 and this clause;

                     an amount specifically dealt with under a provision of this agreement, the RSA or the Procurement Agreement;

                     any other amount paid pursuant to the Lease; or

                     an amount unrelated to the assets the subject of this agreement (including the Leased Property) or the business to be carried on by Moran utilising those assets;

              must be paid by the Trustee as to 99.90% of the amount to Moran as additional consideration for its obligations under clause 7 (Debts and Creditors), clause 9 (Trustee's DMFs) and clause 10 (ALU Leases).

              RSA WARRANTY CLAIMS

              INDEMNIFIED PARTY TO CLAIM FOR BREACH OF A WARRANTY

              To the extent that an Indemnified Party can make a claim for breach of a warranty pursuant to the RSA (INDEMNIFIED CLAIM) the Indemnified Party will at the request of Moran make and prosecute the indemnified claim to the extent it is able pursuant to the RSA at the cost and expense of Moran.

              An Indemnified Party will have no obligation to make or prosecute an indemnified claim pursuant to clause 14.1.1 unless, acting reasonably, it is of the opinion that the indemnified claim is sustainable.

              MORAN TO FUND CLAIMS

              An Indemnified Party may request Moran from time to time to put it in funds to make and prosecute the indemnified claim and unless Moran puts the Indemnified Party in funds the Indemnified Party may decline to make or prosecute the indemnified claim or to continue to make or prosecute the indemnified claim until it is put in funds.

              To the extent the Indemnified Party recovers any costs attributable to the indemnified claim it will first reimburse itself for any costs expended from its own funds in connection with the indemnified claim and to the extent of any surplus will reimburse that amount to Moran.

              SET OFF UNDER THIS AGREEMENT

              In respect of any amount received by the Indemnified Party, other than costs attributable to the indemnified claim, the amount will be dealt with as follows:
                     to the extent the Indemnified Party may or would have any claim against Moran pursuant to any provision of this agreement in respect of the same subject matter as the indemnified claim the amount will be set off against any such claim; and

                     the balance must be paid to Moran.

              SALE OF VACANT LAND

              BASIS OF ARRANGEMENT

              The Trustee and Moran have agreed to enter into the arrangements set out below in relation to the Surplus Land, to the intent that Moran is to have the commercial risk of completing the sale of all Surplus Land prior to the Agreed Date at the Agreed Discounted Value and is to have the benefit of any amount realised from the sale of any Surplus Land which exceeds the Agreed Discounted Value of that Surplus Land in accordance with the terms set out below.

              OBLIGATIONS OF MORAN

              Moran is solely responsible for all expenses in relation to the disposal of the Surplus Land including without limitation:

                     obtaining of all regulatory consents and planning approvals,

                     any necessary expenses of sub-division, preparation of marketing materials and contracts for the sale of Surplus Land,

                     the appointment and payment of appropriate real estate agents and all other costs of the Trustee including:

                               the costs associated with the surrender of the Lease in respect of the Surplus Land;

                               the costs of obtaining any consent from any financier, lender or other person in any capacity paid or payable by the Trustee in connection with any such sale;

                     and to the extent that any amount is paid or payable by the Trustee pursuant to this clause 15.2 the Trustee may deduct the same from any payment that it is obliged to make to Moran pursuant to any provision of this clause 15.

              SALE OF SURPLUS LAND WITHIN 12 MONTHS

              If the sale of all or any of the Surplus Land is completed prior to the Agreed Date, the Trustee is entitled to receive on completion of such sale all of the consideration received for the sale not exceeding the Agreed Discounted Value and Moran is entitled to any amount of consideration in excess of the Agreed

              Discounted Value.

              To the extent that the sale of any Surplus Land is completed on or before the Agreed Date and the sale price is less than the Agreed Discounted Value, Moran will pay to the Trustee the difference on the Agreed Date.

              SALE OF SURPLUS LAND AFTER 12 MONTHS

              If the sale of any of the Surplus Land is completed after the Agreed Date then to the extent that Moran has paid the Trustee the amounts referred to in clause 15.5, Moran shall be entitled on completion to receive from the purchaser of the Surplus Land any amount payable by the purchaser for the Surplus Land in excess of the Cost of the Surplus Land and the Trustee is entitled to receive an amount equal to the Cost of the Surplus Land but must immediately repay any loan made to the Trustee pursuant to clause
              15.5 to Moran in respect of that parcel of Surplus Land.

              PAYMENT ON THE AGREED DATE

              If for any reason whatsoever, any Surplus Land is not sold prior to the Agreed Date, Moran may pay to the Trustee on that date in cleared funds the Agreed Discounted Value of that Surplus Land of which the Trustee Profit Component will vest absolutely in the Trustee and the Cost will be treated as an interest free loan from Moran to the Trustee which is only repayable out of the proceeds of sale of the relevant parcel of Surplus Land. If for any reason whatsoever the Surplus Land is sold at a price which is less than the Cost of that parcel of Surplus Land, Moran must pay the difference to the Trustee who shall immediately repay the loan referred to above.

              DETERMINATION OF SURPLUS LAND

              Before the Agreed Date, the Trustee and Moran must meet to determine which of the Vacant Land, if any, is to be sold. If either Moran or the Trustee decide that any land is not to be sold or fail to make a decision that particular Vacant Land is to be sold prior to the Agreed Date, it will cease to be Surplus Land for the purposes of this Agreement unless the parties otherwise so resolve prior to the Agreed Date. In the event any Surplus Land is to be sold Moran must surrender the Lease in respect of that land for a consideration of $1.

              Moran must not take any steps to sell any Surplus Land without the consent of the Trustee.

              If an agreement is reached between Moran and the Trustee in accordance with clause 15.6.1 above, Moran may determine and carry out at its own cost and expense any work required to make the Surplus Land ready for sale and the Trustee will use reasonable endeavours to facilitate the work to be carried out, the preparation of such land for sale and the land sales process provided that all costs and expenses of the Trustee in so doing are paid for by Moran.

              In the event that part only of a parcel of Vacant Land is agreed to be sold, then the amount of the Agreed Discounted Value, Cost and Trustee Profit Component will be adjusted on a reasonable basis as agreed by the Trustee and Moran. In the case of any dispute, the matter will be referred to a person nominated by the President of the Australian Institute of Valuers and Land Economists whose determination shall be final.

              If the Trustee and Moran determine Vacant Land to be sold before the Agreed Date, that land may be sold pursuant to this clause at any time from the date of the determination but only if completion of the sale occurs within 30 months following the Completion Date.

              If the Trustee and Moran determine Vacant Land to be sold before the Agreed Date, and that land is not sold pursuant to clause
              15.6.5 then the Trustee and Moran must negotiate in good faith to reach agreement to permit the land to be sold so that completion of the sale can occur more than 30 months following the Completion Date.

              MORAN DMFS

              TRUSTEE MUST DISCHARGE

              From the date of termination of the Lease the Trustee must discharge at its own cost or procure the discharge at the cost of another person all of the obligations of Moran pursuant to Moran's DMFs.

              The Trustee has no obligation pursuant to this clause if the Covenantor or any entity controlled, directly or indirectly, by the Covenantor becomes the beneficial owner of the Properties.

              MORAN TO DIRECT

              On termination of the Lease Moran must give notice to each counter party to the Moran's DMFs directing the person to pay all money owing or payable to Moran pursuant to the Moran's DMFs to the Trustee or its nominee.

              PAYMENTS PURSUANT TO MORAN'S DMFS

              Any amount payable as a service or similar fee that is paid on a periodic basis pursuant to a Moran's DMF will for any period up to the date of termination of the Lease remain the property of Moran and any such amount payable in respect of any period after the date of termination of the Lease will be the property of the Trustee or its nominee.

              Any amount payable pursuant to Moran's DMFs otherwise than on a periodic basis must be apportioned on the termination of the Lease on the following basis:

                     Moran will be entitled to an amount calculated in accordance with the following formula:

                                      B x C
                                      -----
                                        A

                                     where:

      A  is the number of days between the date that services were first provided pursuant to Moran's DMFs and
               the date that the amount became due for payment;

         B  is the number of days between the date that services were first provided pursuant to Moran's DMFs and
                  the date of termination of the Lease; and

                 C is the amount payable pursuant to Moran's
                 DMFs otherwise than on a periodic basis; and

              the Trustee or its nominee will be entitled to the balance.

              THE TRUSTEE MAY COLLECT

              Following termination of the Lease the Trustee may as agent of Moran collect all money owing or payable to Moran pursuant to the Moran's DMFs and for that purpose the Trustee is authorised to demand, sue for and enforce payment of and receive and give receipts for all or any amounts payable pursuant to the Moran's DMFs as effectively as Moran could itself do.

              The cost of collecting any money pursuant to clause 16.4.1 must be borne by Moran and the Trustee in proportion to the amount to which each is entitled.

              If either the Trustee or Moran receive money pursuant to a Moran's DMF they must ensure that it is accounted for in accordance with clause 16.3.

              OBLIGATIONS OF THE TRUSTEE

              TRUSTEE MUST ASSUME OBLIGATIONS

              Omega must cause the Trustee to enter this agreement by entering into the Assumption Agreement. Moran requests the Trustee to enter into the Assumption Agreement.

              NO OBLIGATION TO ACQUIRE

              Nothing in this agreement requires Omega, Dilava, Rocla or any of the Principal Trustees to acquire the properties or any units in the Trust and any decision to do so will be at their absolute discretion.

              SECURITY DEPOSIT

              On the execution of this agreement Moran must pay to Omega or as it directs the sum of $500,000 as a security deposit. Omega acknowledges the receipt of $50,000 of such sum and the balance of $450,000 must be paid to Omega or as it directs on the Completion Date by bank cheque. Omega must refund the amount of $500,000 on the date that Moran is required to make its final payment to FAI pursuant to the Procurement Agreement but not before the business day preceding the second anniversary of the Completion Date.

              MORAN NOT TO HARM TRUSTEE

              Where Moran is authorised to demand, sue for or enforce payment of any amount pursuant to this agreement as agent of the Trustee Moran must not do or permit any thing to be done that may harm the business reputation of the Trustee having regard to the business of the Trustee from time to time when exercising any such right.

              INDEMNITY FROM MORAN

              CONSIDERATION TO MORAN

              Moran acknowledges that:

                     Omega, Dilava, Rocla and the Principal Trustees enter into this agreement at Moran's request and subject to Moran giving this indemnity and that Moran has received valuable consideration; and

                     the Trustee will enter into the Assumption Agreement at the Covenantor's request and on the basis that the Covenantor has given this indemnity and that the Covenantor has received valuable consideration;

              INDEMNITY

              Moran unconditionally and irrevocably indemnifies the Indemnified Parties against all losses, damages, costs, charges, liabilities and expenses which any Indemnified Party may at any time suffer or incur in relation to:

                     the incorporation or establishment of Rocla, PHF 1, PHF 2 and the Principal Trusts;

                     Tanoa or Mindra acting as trustee of the Principal Healthcare Finance Unit Trust No 1 and the Principal Healthcare Finance Unit Trust No 3 respectively;

                     their administration including management fees, filing fees, accounting and taxation services, audit, legal fees, trustee fees, fees of any director or officer, accommodation;

                     the acquisition of units in the Trust or in connection with such acquisition;

                     the fees and expenses of professional advisors retained by any Indemnified Party relating directly or indirectly to:

                               the negotiation, preparation and execution of this agreement, the RSA and all documents arising under, relating to, referred to, contemplated by or incidental to them; and

                               the formulation of the structure pursuant to which the Principal Trusts were established;

                     the fees and expenses (including establishment and facility fees and legal costs) of ABN AMRO Australia Limited in connection with the provision of bank accepted bills pursuant to the RSA;

                     any amount payable to Premier Care (Holdings) Pty Limited pursuant to clause 7 of the RSA [Post Completion adjustments] or clause 3.4 of the RSA [Asset Sale Adjustment];

                     any act, matter or thing done or omitted to be done in connection with the conduct of the business of the Trustee or its assets prior to the Completion Date; and

                     any Tax assessed, payable or paid by any Indemnified Party:

                               in connection with this agreement (including any amount received by an Indemnified Party pursuant to this agreement the intention being that to the extent that any amount paid to or receivable by an Indemnified Party pursuant to this agreement (FIRST AMOUNT) is itself subject to Tax Moran unconditionally and irrevocably indemnifies the Indemnified Party against that Tax so that the net amount received by the Indemnified Party after the payment of Tax is the first amount), any Transaction Document, the RSA and any document incidental to them;

                               in connection with the issue of any units in the Trust pursuant to the RSA;

                               in connection with the conduct of the affairs of the Trustee or the Trust up to the Completion Date;

                               that is attributable to this agreement, the use of the Properties prior to the Completion Date or the future use of the Properties by Moran;

                               because of the distribution of any income or capital of the Trust or any other trust or entity; and

                               being any Tax calculated in accordance with the Tax Act in respect of the year of income in which the Trustee Disposes of the Sale Assets or any part of the Sale Assets and which relates directly or indirectly (and for the avoidance of doubt this will include any Tax calculated as payable by any beneficiary of any trust as a result of the inclusion in its assessable income of any amount arising from the Disposal) to such Disposal (and ignoring any deductions or concessions available to the Trustee other than those which relate directly to the Sale Assets) LESS an amount equal to the amount of tax calculated in accordance with the Tax Act in respect of the year of income in which the Trustee Disposes of the Sale Assets or any part of the Sale Assets and which relates directly or indirectly (and for the avoidance of doubt this will include any Tax calculated as payable by any beneficiary of any trust as a result of the inclusion in its assessable income of any amount arising from the Disposal) to such Disposal assuming:

                               A the Trustee acquired the Sale Assets on the date of this Agreement; and

                               B the acquisition cost of the Sale Assets was $50 million or in the case of the Disposal of a part of the Sale Assets such proportion of $50 million as the Trustee determines acting reasonably;

                               (and ignoring any deductions or concessions available to the Trustee other than those which relate directly to the Sale Assets);

                               in connection with any "Determination" or "Consent" as defined in the deed constituting the Trust or any document that amends the Trust which has first been approved by Moran.

                     If the Sale Assets or any part of the Sale Assets (RELEVANT PROPERTY) is conveyed to any person and by reason of the Tax Act it is not a taxable event and would for the purposes of the Tax Act be a "roll-over" as commonly known the reference to the Trustee in clause 20.2.1(I)(vi) and 20.2.4(f) will be deemed to be a reference to that person in respect of the relevant property and that person will be deemed to be included in the definition of "Indemnified Party" in respect of clause 20.2.1(i)(vi).

              Words that have a defined meaning in the Tax Act have the same meaning in this clause.

              This indemnity does not extend to any loss, damage, cost, charge, liability or expense which any Indemnified Party may at any time suffer or incur in relation to:

                     any Tax assessed, payable or paid by any Indemnified Party that is solely attributable to the Rent;

                     any matter in clause 20.2.1(c) in relation to Omega and Dilava;

                     the payment by the Trustee of the amount paid by the Trustee to redeem the units in the Trust held by the Original Unit Holders up to $50 million plus the amount repaid by Moran to the Trustee pursuant to clause 8.3 [Repayment of loans];

                     the acquisition or ownership of any asset by the Indemnified Parties or the conduct of any business by the Indemnified Parties other than the assets owned by them at the Completion Date and the conduct of any business conducted by them at the Completion Date;

                     any dividends, interest or other returns obtained by the investment of cash by the Trustee after Completion;

              any Tax payable by any party (other than the Trustee) on the Disposal of any asset (other than by the Trustee); and

              any Tax assessed, payable or paid:

                     because of a difference between the amount distributed by a trustee to a beneficiary of a trust under the terms of the relevant trust deed and the share of income of the relevant trust for taxation purposes except for the Trustee's DMFs, ALUs or in connection with the sale of Surplus Land;

                     by any Indemnified Party that is attributable to tax depreciation and capital expenditure allowance claims in respect to plant, equipment, land and buildings and other taxation deductions which involve a claim for the cost of expenditure on items of plant, equipment, land or buildings except in the event of a Disposal of any one or more of those items; or on any difference arising between any amount recognised as income pursuant to clauses 9, 10, 11 and 13 by the Trustee and the amount paid as consideration to Moran pursuant to clauses 9.5.1, 10.5.1 11.5.1 and 13 respectively on any amounts paid to the Trustee under clause 15.5 in respect of Surplus Land by way of loan which are not repaid by the Trustee to Moran.

              PAYMENT OF MONEY BY THE COVENANTOR

              Moran must pay money owing pursuant to this clause in immediately available funds without deduction on demand.

              Simultaneously with the execution of this agreement Moran must pay to Omega or as Omega directs Omega's estimate of:

                     the stamp duty payable in respect of this agreement and the Transaction Documents; and

                     all money that will be payable pursuant to this clause which has been incurred up to the execution of this agreement and must on the Completion Date pay to Omega or as Omega directs Omega's estimate of all money that will be payable pursuant to this clause which has been incurred from the date of this agreement to the Completion Date.

              PAYMENT DIRECT TO THIRD PARTIES

              In the event the Trustee incurs a liability to a third party in respect of which Moran would be liable to indemnify the Trustee pursuant to clause 20.2.1 and requires Moran to discharge the liability to the third party Moran must pay the amount to the third party and to the extent that there is any shortfall Moran must pay the amount of the shortfall to the Trustee.

              SET OFF

              To the extent that an Indemnified Party may or would have a claim against Moran pursuant to any provision of this agreement the amount of such claim may be set off by the Indemnified Party against any amount that it would otherwise be liable to pay to Moran pursuant to this agreement.

              To the extent that an Indemnified Party (FIRST PARTY) may or would have a claim against Moran pursuant to any provision of this agreement Moran irrevocably directs each other Indemnified Party to pay in aggregate to the first party any amount that it would otherwise be liable to pay to Moran pursuant to this agreement to the extent of the claim as a full and complete discharge of the obligation of the Indemnified Party to Moran to the extent of the payment made by that party to Moran.

              GUARANTEE AND INDEMNITY FROM THE COVENANTOR

              CONSIDERATION TO THE COVENANTOR

              Moran enters into this agreement as the trustee of the Moran Trust. The Covenantor is the ultimate holding company of Moran and the ultimate beneficiary of the Moran Trust and the Covenantor acknowledges that the Trustee will enter into the Assumption Agreement at the Covenantor's request and on the basis that the Covenantor has given this guarantee and indemnity and that the Covenantor has received valuable consideration.

              GUARANTEE FROM THE COVENANTOR

              The Covenantor unconditionally and irrevocably guarantees the punctual performance of all of Moran's obligations under this agreement. The Covenantor must immediately upon demand perform any obligation owed by Moran to an Indemnified Party and not performed by Moran when required or provided for under this agreement.

              The Covenantor's obligations under this agreement:

                     are principal obligations and not ancillary or collateral to any other obligation; and

                     may be enforced against the Covenantor without the Indemnified Parties being required to exhaust any remedy they may have against Moran or to enforce any security they may hold with respect to Moran's obligations.

              INDEMNITY

              The Covenantor unconditionally and irrevocably indemnifies the Indemnified Parties against all losses, damages, costs, charges, liabilities and expenses which the Trustee may at any time suffer or incur because:

                     (a) an obligation of Moran expressed in this agreement is void, voidable or wholly or partially unenforceable;

                     (b) any Indemnified Party has to disgorge any money paid to them on Moran's account under this agreement; or

                     (c) Moran fails to perform an obligation under this agreement.

              PAYMENT OF MONEY BY THE COVENANTOR

              The Covenantor must pay money owing under this clause in immediately available funds without deduction.

              ACKNOWLEDGMENTS BY THE COVENANTOR

              The liability of the Covenantor is absolute and unconditional and is not affected by any act, omission, matter or thing which, but for this provision might operate to release or otherwise exonerate it from any of its obligations including, without limitation, any one or more of the following (whether occurring with or without the consent of any person):

                     (a) any Indemnified Party granting time or indulgence to Moran, the Covenantor or another person;

                     (b) any Indemnified Party compounding or compromising with or wholly or partially releasing Moran, the Covenantor or another person;

                     (c) laches, acquiescence, delay, acts, omissions or mistakes by any Indemnified Party;

                     (d) any Indemnified Party taking, varying, wholly or partially discharging or otherwise dealing with or losing or impairing any security for Moran's or the Covenantor's obligations under this agreement or a security of that kind being or becoming void, voidable or unenforceable;

                     (e) a person who is intended to assume liability as a guarantor under this agreement not doing so effectively or being discharged;

                     (f) a novation, assignment, termination or variation of this agreement;

                     (g) the insolvency or deregistration of Moran or the Covenantor; or

                     (h) anything else which might have a similar effect at law or in equity to any of those actions or events.

              OBAN NURSING HOME

              Moran acknowledges that nothing known to the Trustee relating to Oban Nursing Home affects the obligation of Moran to comply with the Lease relating to works to be carried out by Moran in respect of or in connection with Oban Nursing Home.

              TERMINATION OF CERTAIN PROVISIONS

              The obligations of the Trustee and Moran pursuant to the provisions of clauses 7.3, 8.1.2, 9 (other than clauses 9.5.6 and 9.5.8), 10, 11, 13, 14, 15 (other than clause 15.5) will cease on the date of termination of the Lease for any reason.

              DISPUTE RESOLUTION

              RESOLUTION BY CHARTERED ACCOUNTANT

              The parties agree that any dispute between them in relation to the amounts payable pursuant to this agreement will be resolved by a chartered accountant of not less than ten years' standing appointed by agreement between them or, failing agreement, by the President for the time being of The Institute of Chartered Accountants in Australia.

              CHARTERED ACCOUNTANT TO ACT AS AN EXPERT

              The person appointed pursuant to clause 24.1 will act as an expert not an arbitrator and that person's decision will be final and binding on the parties.

              COSTS

              The costs of resolution of the dispute in accordance with this clause will be borne in accordance with the directions of the person resolving the dispute.

              TANOA AND MINDRA

              Moran and the Covenantor acknowledge that Tanoa enters into this Agreement as trustee of the Principal Healthcare Finance Unit Trust No.1 and Mindra enters into this Agreement as trustee of the Principal Healthcare Finance Unit Trust No.3 and that the obligations undertaken by Tanoa and Mindra pursuant to this agreement are in their capacity as such trustees and will have no obligation to Moran or the Covenantor in any other capacity.

              WARRANTIES

              Each of the parties represent and warrant one unto the other that:

                     it has been duly authorised and has the power and authority to enter into and perform its obligations under this agreement and to carry out the transactions contemplated by this agreement; and

                     the transaction contemplated by this agreement will not violate its constituent documents or any other document or agreement or any law or judgment binding on it; and its obligations under this agreement are valid and binding and enforceable against it in accordance with its terms.

              CONFIDENTIALITY AND ANNOUNCEMENTS

              CONFIDENTIALITY

              Each party agrees to keep as confidential information the terms of this agreement and the contents of all negotiations leading to its preparation, and will not disclose or discuss any of that information without the prior written approval of the other party, except:

                     as specifically contemplated by this agreement;

                     to the extent required by law;

                     to the extent required by the requirements of a stock exchange on which the party's shares (or that of its holding company) are listed;

                     to the extent required by that party's financiers or intended financiers in relation to the provision of finance for completion of the transactions contemplated by this agreement; or

                     to the extent required to instruct the party's professional advisers in relation to the preparation and completion of this agreement.

              ANNOUNCEMENTS

              No announcements concerning this agreement or its subject matter or any ancillary matter will be made before, on or after the date of this agreement by any party except as required by law or a stock exchange or by any other regulatory body without the prior written approval of the parties (such approval not to be unreasonably withheld or delayed).

              NOTICES

              MEANS OF GIVING NOTICES

              Except if specified otherwise in a term of this agreement, a notice may be given to the addressee by:

              delivering it in writing to the street address of the addressee which includes placing it in a postal receptacle provided for the address or leaving it at the address with a person apparently of or over the age of 16 years;

              sending it by prepaid ordinary post (airmail if outside Australia) to the street address of the addressee; or

              sending it by facsimile to the facsimile number of the addressee.

              SPECIFIED ADDRESS FOR SERVICE

              Until a party gives notice of a change, the street address and facsimile number for that party is:

              Moran and the Covenantor

              street address: the address specified on page 1 of this agreement facsimile number: 61 2 9247 1667

              The Indemnified Parties

              street address: the address of Omega specified on page 1 of this agreement facsimile number: 1 734 996 0020 with a copy to:

              Omega (UK) Limited 145 Cannon Street, London EC4N 5 BP, England

              facsimile number: 44 171 929 3555

              with a copy to:

              Phillips Fox, 255 Elizabeth Street, Sydney, NSW 2000, Attention Robert Tobias/Bill Chapman,

              facsimile number: 61 2 9286 8191

              TIME NOTICES ARE GIVEN

              Except if a later time is specified in a term of this agreement dealing with a notice, a notice is to be regarded as received by the addressee:

              if delivered in writing to the street address of the addressee, at the time of delivery;

              if it is sent by post to the street address of the addressee, on the third (seventh if outside Australia) day after posting; or

              if sent by facsimile to the facsimile number of the addressee, at the time transmission is completed.

              PROOF OF GIVING NOTICES BY FACSIMILE

              Proof of the sending of a notice by facsimile and the time of completion of transmission may be established by production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the addressee.

              COPIES OF NOTICES

              If a party is required by any term of this agreement to give a copy of a notice to a person the failure to give the copy of the notice to the person may not be raised to rebut the effective giving of the notice.

              MISCELLANEOUS

              PRESUMPTIONS OF INTERPRETATION

              Unless the context otherwise requires a word which denotes:

              the singular denotes the plural and vice versa;
              any gender denotes the other genders; and

              a person includes an individual, a body corporate, and a government.

              Unless the context otherwise requires a reference to:

                     any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, reenacted or replacement legislation;

                     any other agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced; and

                     a group of persons includes any one or more of them.

              Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

              HEADINGS AND TABLE OF CONTENTS

              Headings and any table of contents must be ignored in the interpretation of this agreement.

              JOINT AND SEVERAL

              An agreement warranty representation or obligation which binds or benefits two or more persons under this agreement binds or benefits those persons jointly and separately.

              SUCCESSORS AND ASSIGNS

              A person includes the trustee, executor, administrator, successor in title and assign of that person. This clause must not be construed as permitting a party to assign any right or obligation under this agreement.

              BUSINESS DAY

              A business day is a day other than a Saturday or Sunday during which banks are open for general banking business in New South Wales.

              REFERENCES TO AND CALCULATIONS OF TIME

              Unless the context otherwise requires a reference to a time of day means that time of day in the state or territory whose laws apply in the construction of this agreement.

              LEGAL COSTS

              Moran must pay the legal and other expenses relating directly or indirectly to the negotiation, preparation and execution of this agreement and all documents arising under, relating to, referred to contemplated or incidental to it including its own and those of each other party.

              STAMP DUTY AND OTHER CHARGES

              The Moran Trust must promptly pay within the time required to avoid interest or penalty all stamp duty, fees and other taxes and charges payable in connection with:

                     this agreement and any document incidental to it;

                     the registration and filing of this agreement and any document incidental to it.

                     If a party other than the Moran Trust pays any stamp duty on or relating to this agreement or a document incidental to it, the Moran Trust must pay that amount to the other party on demand.

              AMENDMENT

              This agreement may only be varied by the written agreement of the parties.

              APPROVALS AND CONSENT

              Except when the contrary is stated in this agreement, a party may give or withhold an approval or consent to be given under this agreement in that party's absolute discretion and subject to those conditions determined by the party.

              A party is not obliged to give its reasons for giving or withholding a consent or for giving a consent subject to conditions.

              ASSIGNMENT

              Moran may only assign a right or obligation under this agreement with the prior written consent of Omega and the Trustee which may be given or withheld in their absolute discretion.

              COUNTERPARTS

              This agreement may be executed in a number of counterparts and if so executed, the counterparts taken together constitute one agreement.

              ENTIRE AGREEMENT

              The Transaction Documents together with this agreement embody the entire understanding and agreement between the parties as to the subject matter of this agreement.

              All previous negotiations, understandings, representations, warranties, memoranda or commitments in relation to, or in any way affecting, the subject matter of this agreement are merged in and superseded by this agreement.

              FURTHER ASSURANCE

              Each party must promptly execute all documents and do all things that another party from time to time reasonably requests to effect, perfect or complete this agreement and all transactions incidental to it.

              SEVERANCE

              Each of the agreements of the parties under this agreement is severable from the others and the severance of one agreement does not affect the other agreements.

              GOVERNING LAW

              This agreement is governed by and must be construed in accordance with the laws of New South Wales.

              JURISDICTION

              Each party:

                     irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and all courts which have jurisdiction to hear appeals from those courts; and

                     waives any right to object to proceedings being brought in those courts those courts for any reason.

    SCHEDULE A
    (Vacant Land)

    SCHEDULE B
    (Assumption Agreement)

    SCHEDULE C
    (Motor Vehicles)

    SCHEDULE D
    (Properties)


    PROPERTY                           INFORMATION
---------------------------------------------------------------------------------------------
  Hillside Retirement Village          Postal Address: 3 Violet Town Road, Mount Hutton, NSW.
                                       Lot/Portion: 100
                                       Plan: 802320
                                       Title Reference: Vol 8638 Folio 198
  Berkeley Vale Retirement             Postal Address: 8 Lorraine Avenue, Berkeley Vale, NSW.
  Village                              Lot/Portion: 2
                                       Plan: 711127
                                       Title Reference: Vol 8624 Folio 130
  Cherrywood Grove Nursing             Postal Address: 152-170 Sieben Drive, Orange, NSW
  Home & Retirement Village            Lot/Portion: 27
                                       Plan: 837884
                                       Title Reference: 27/837884
  Edgewood Park Retirement             Postal Address: Beach Road, Batemans Bay, NSW
  Village & Nursing Home               Lot/Portion: 22
                                       Plan: 777719
                                       Title Reference: Vol 8643 Folio 95
  Endeavour Retirement                 Postal Address: 79 Hawkesbury Road, Springwood, NSW
  Village & Nursing Home               Lot/Portion: 2
                                       Plan: 532226
                                       Title Reference: Vol 8641 Folio 117
  Glenmere Retirement                  Postal Address: Wahroonga Road, Kanwal, Wyong, NSW
  Village & Nursing Home               Lot/Portion: 56
                                       Plan: 804916
                                       Title Reference: Vol 8644 Folio 38
  Killarney Vale Retirement            Postal Address: Daniel Close, Killarney Vale, Wyong, NSW
  Village & Nursing Home               Lot/Portion: 22; 3-12; 13
                                       Plan: 794053; 732182; 732182
                                       Title References: 22/794053; Vol 8641 Folio 95; 13/732182
  Seaside Retirement Village           Postal Address: Garden Street, Warriewood, NSW.
  & Nursing Home                       Lot/Portion: 51
                                       Plan: 22115
                                       Title Reference: 51/SP22115
  Terranora Valley Retirement          Postal Address: Carramar Drive, Tweed Heads, NSW
  Village & Nursing Home               Lot/Portion: 10, 11
                                       Plan: 736515
  Title References: Vol                8644 Folio 37; 11/736515
  Oban Nursing Home                    Postal Address: 23 Kangaroo Street, Raymond Terrace, NSW
                                       Lots/Portions: 2-6 and 16; 17
                                       Plans: 37509; 111509.
                                       Title References: 2/37509, 3/37509, 4/37509, 5/37509, 6/37509,
                                       16/37509; 17/111509

  SCHEDULE E
  (Power of Attorney)

  EXECUTED AS AN AGREEMENT

  Signed by the attorney of OMEGA
  WORLDWIDE, INC. under power of attorney
  in the presence of:


                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)


  Signed by the attorney of PHF NO.1 PTY
  LIMITED under power of attorney in the
  presence of:

                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)


  Signed by the attorney of PHF NO.2 PTY
  LIMITED under power of attorney in the
  presence of:
                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)

  Signed by the attorney of TANOA PTY LIMITED under power of attorney in the presence of:


                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)


  Signed by the attorney of MINDRA PTY LIMITED under power of attorney in the presence of:


                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)
  Signed by the attorney of BEHEER - EN


  BELEGGINGSMAATSCHAPPIJ DILAVA BV under
  power of attorney in the presence of:

                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)
  Signed by the attorney of BEHEER - EN
  BELEGGINGSMAATSCHAPPIJ ROCLA BV under
  power of attorney in the presence of:


                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . .         . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . .         . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)


  Signed by the attorney of MORAN HEALTH CARE
  (AUSTRALIA) PTY LIMITED under
  power of attorney in the presence of:


                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)


  Signed by the attorney of MORAN HEALTH CARE
  GROUP PTY LIMITED under power of
  attorney in the presence of:


                                                        . . . . . . . . . . . .
                                                        Signature of attorney


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Signature of witness                                  Office held


  . . . . . . . . . . . . . . . . . . . . . . . .       . . . . . . . . . . . .
  Name of witness (print)                               Name of attorney (print)

                             RELATIONSHIP AGREEMENT

                              OMEGA WORLDWIDE, INC
                              PHF NO 1 PTY LIMITED
                              PHF NO 2 PTY LIMITED
                                TANOA PTY LIMITED
                               MINDRA PTY LIMITED
                  BEHEER - EN BELEGGINGSMAATSCHAPPIJ DILAVA BV
                   BEHEER - EN BELEGGINGSMAATSCHAPPIJ ROCLA BV
                    MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED
                       MORAN HEALTH CARE GROUP PTY LIMITED


















                      255 Elizabeth Street Sydney NSW 2000
                     Australia Tel +61 2 9286 8000 Fax +61 2
                         9283 4144 DX 107 SYDNEY Email:
                 postmaster@sydney.PhillipsFox.com.au WWW site:
                          http://www.PhillipsFox.com.au

                                                                     CONTENTS



                 1.      DEFINITIONS                                     3

                 2.      LEASE                                           6
                 2.1     Entry into the Lease                            6
                 2.2     Execution of the Lease                          6
                 2.3     Completion and Execution                        6
                 2.4     Liability runs from Completion                  7

   3.      MORAN SECURITY DOCUMENTS AND MHCG LEASE GUARANTEE 7
   3.1     Entry into Moran Security Documents             7
   3.2     Execution of Moran Security Documents           7
   3.3     MHCG Lease Guarantee    7
   3.4     Execution of MHCG Lease Guarantee               7

   4.      RELINQUISHMENT OF LICENCES                      7
   4.1     Trustee to relinquish                           7
   4.2     Moran to maintain       8
   4.3     Nursing Home Agreements                         8
   4.4     Commonwealth funding adjustments                8

   5.      ACQUISITION OF MOTOR VEHICLES                   8
   5.1     Sale and Purchase       8
   5.2     Payment for Motor Vehicles                      8

   6.      EMPLOYEES               9
   6.1     Employment by Moran                             9
   6.2     Non-transferring Employees                      9
   6.3     Transferring Employees                          9
   6.4     Employee obligations                            9

   7.      DEBTS AND CREDITORS                             9
   7.1     Moran to collect Debts as agent of the Trustee  9
   7.2     Discharge of Creditors                         10
   7.3     Claims

   8.      LOANS TO MORAN                                 10
   8.1     Making loans          10
   8.2     Utilisation of loans  10
   8.3     Repayment of loans                             11

   9.      TRUSTEEOs DMFs                                 11
   9.1     Moran must discharge                           11
   9.2     Collection of DMFs     11
   9.3     Collection of DMFs after first anniversary     11

   9.4     Trustee to direct      11
   9.5     Omega to pay consideration                     11

   10.     ALU LEASES             13
   10.1    Moran to market and sell ALUs                  13
   10.2    Trustee to give power of attorney              13
   10.3    Performance of lessors obligations             13
   10.4    Collection by Moran                            13
   10.5    Trustee to pay consideration                   14

   11.     TRUST DISTRIBUTIONS                            14
   11.1    Introduction                                   14
   11.2    Trustee may make distributions to the Original Unit Holders  14
   11.3    Maximum distribution in year one               15
   11.4    Maximum distribution in year two               15
   11.5    Distributions not made or recovered            15

   12.     MORAN TO ACCOUNT                               16
   12.1    Accounting prior to first anniversary          16
   12.2    Accounting after first anniversary             16

   13.     OTHER MONEY ATTRIBUTABLE TO MORAN              16

   14.     RSA WARRANTY CLAIMS                            17
   14.1    Indemnified Party to claim for breach of a warranty          17
   14.2    Moran to fund claims                           17
   14.3    Set off under this agreement                   17

   15.     SALE OF VACANT LAND                            17
   15.1    Basis of Arrangement                           17
   15.2    Obligations of Moran                           18
   15.3    Sale of Surplus Land within 12 Months          18
   15.4    Sale of Surplus Land after 12 Months           18
   15.5    Payment on the Agreed Date                     19
   15.6    Determination of Surplus Land                  19

   16.     MORAN DMFs              20
   16.1    Trustee must discharge                         20
   16.2    Moran to direct         20
   16.3    Payments pursuant to MoranOs DMFs              20
   16.4    The Trustee may collect                        21

   17.     OBLIGATIONS OF THE TRUSTEE                     21
   17.1    Trustee must assume obligations                21
   17.2    No obligation to acquire                       21

   18.     SECURITY DEPOSIT                               21

   19.     MORAN NOT TO HARM TRUSTEE                      22

   20.     INDEMNITY FROM MORAN                           22
   20.1    Consideration to Moran                         22
   20.2    Indemnity             22
   20.3    Payment of money by the Covenantor             26
   20.4    Payment direct to third parties                26
   20.5    Set off                                        26

   21.     GUARANTEE AND INDEMNITY FROM THE COVENANTOR    26
   21.1    Consideration to the Covenantor                26
   21.2    Guarantee from the Covenantor                  27
   21.3    Indemnity              27
   21.4    Payment of money by the Covenantor             27
   21.5    Acknowledgments by the Covenantor              27

   22.     OBAN NURSING HOME                              28

   23.     TERMINATION OF CERTAIN PROVISIONS              28

   24.     DISPUTE RESOLUTION                             28
   24.1    Resolution by chartered accountant             28
   24.2     Chartered accountant to act as an expert      29
   24.3    Costs                   29

   25.     TANOA AND MINDRA                               29

   26.     WARRANTIES              29

   27.     CONFIDENTIALITY AND ANNOUNCEMENTS              29
   27.1    Confidentiality         29
   27.2    Announcements           30

   28.     NOTICES                 30
   28.1    Means of giving notices                        30
   28.2    Specified address for service                  30
   28.3    Time notices are given                         31

                                      -48-
   28.4    Proof of giving notices by facsimile           31
   28.5    Copies of notices    31

   29.     MISCELLANEOUS        31
   29.1    Presumptions of interpretation                 31
   29.2    Headings and table of contents                 32
   29.3    Joint and several    32
   29.4    Successors and assigns                         32
   29.5    Business day         32
   29.6    References to and calculations of time         32
   29.7    Legal costs          33
   29.8    Stamp duty and other charges                   33
   29.9    Amendment            33
   29.10   Approvals and consent                          33
   29.11   Assignment           33
   29.12   Counterparts         33
   29.13   Entire agreement     34
   29.14   Further assurance    34
   29.15   Severance            34
   29.16   Governing law        34
   29.17   Jurisdiction         34

   SCHEDULE A                   35

   SCHEDULE B                   36

   SCHEDULE C                   37

   SCHEDULE D                   38

   SCHEDULE E                   39

                              PROCUREMENT AGREEMENT


                    MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED

                             FAI INSURANCES LIMITED

                       MORAN HEALTH CARE GROUP PTY LIMITED

                               DOUGLAS JOHN MORAN

                              GRETA RICHMOND MORAN

                               PETER GODFREY MORAN

                                   SHANE MORAN






                         [PHILLIPS FOX LAWYERS LOGO]

                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
    Email: postmaster@sydney.PhillipsFox.com.au WWW site: http://www.Phillips
                                   Fox.com.au

                                 Ref: RWT 943463

                              PROCUREMENT AGREEMENT


THIS AGREEMENT IS MADE ON                                            1998


PARTIES

MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED ACN 082 466 457 of 13-15 Bridge Street, Sydney, New South Wales, 2000 (MORANS)

FAI INSURANCES LIMITED ACN 004 304 545 of Level 8, 333 Kent Street, Sydney, New South Wales, 2000 (FAI)

MORAN HEALTH CARE GROUP PTY LIMITED ACN 008 585 242 of 13-15 Bridge Street, Sydney, New South Wales, 2000 (MHCG)

DOUGLAS JOHN MORAN, GRETA RICHMOND MORAN, PETER GODFREY MORAN and
SHANE MORAN each of 13-15 Bridge Street, Sydney, New South Wales, 2000 (collectively the MORAN DIRECTORS)


BACKGROUND

A. Morans wishes to lease the retirement villages and nursing homes owned by the Assisted Living Unit Trust, a unit trust of which FAI is (indirectly through its subsidiaries) the beneficiary and to take over the employment of the employees of the Assisted Living Unit Trust.

B. FAI is willing to enter into the RSA and to procure the existing unit holders in the Assisted Living Unit Trust to request the trustee of the Assisted Living Unit Trust to redeem their units and issue new units to PHF No. 1 Pty Limited and Tanoa Pty Limited.

C. Subject to PHF No. 1 Pty Limited and Tanoa Pty Limited becoming the sole unit holders in the Assisted Living Unit Trust they have agreed with Morans to procure the trustee of the Assisted Living Unit Trust to lease the retirement villages and nursing homes owned by the Assisted Living Unit Trust to Morans and Morans has agreed, inter alia, to employ all of the employees of the Assisted Living Unit Trust.

D. It is envisaged that FAI and the Unit Holder may receive distributions of income and capital of the Assisted Living Unit Trust.

E. This agreement provides for Morans in certain circumstances to make payments which will ensure that FAI and the Unit Holder receive certain amounts on certain dates. This agreement also makes provision for FAI and the Unit Holder to refund amounts to Morans in certain circumstances.

F. Pursuant to this agreement FAI and the Unit Holder are to receive in total from Morans and the Trustee an aggregate amount of $18,000,000, less only the amounts contemplated by clauses 2.2.1(a) and 2.2.1(b) and this is so irrespective of any change after Completion in the relationship between Morans, the Trustee and the Subscribers.

G. In consideration of FAI agreeing to enter into the RSA and to procure the redemption and issue of units referred to in paragraph B, Morans agrees to enter into this agreement.


AGREEMENT

I.            DEFINITIONS

              In this agreement:

              FEE means the amount calculated pursuant to clause 2.2.1.

              DETERMINED AMOUNT means the amount determined pursuant to clause 2.2.1(a).

              ESTIMATE means the amount notified by the Unit Holder in writing pursuant to clause 2.2.15.

              EXCESS DISTRIBUTION means the aggregate amount (which must not exceed $12,000,000) by which all Trust Distributions made prior to the first anniversary of the Completion Date exceed the First Payment.

              FIRST PAYMENT means $2,500,000 less the amount referred to in clause 2.2.1(b).

              GUARANTOR means MHCG and the Moran Directors.

              INTERIM PAYMENT means $12,000,000 less the Estimate;

              RSA means the Redemption and Subscription Agreement between Premier Care Australia (Holdings) Pty Limited, the Trustee, FAI, PHF No. 1 Pty Limited and Tanoa Pty Limited dated the same date as this agreement.

              TRUST  DISTRIBUTION  means  each  amount  contemplated  by  clause
              2.2.1(c)

              Words or phrases given a defined meaning in the RSA have the same meaning when used in this agreement unless otherwise defined in this agreement.

II.           RSA

A.            FAI TO PROCURE EXECUTION OF RSA

              FAI agrees to enter into the RSA and procure that the Unit Holder and the Trustee enter into the RSA.

B.            CONSIDERATION FOR FAI'S OBLIGATIONS

1. In consideration of the discharge of the obligations of FAI pursuant to clause 2.1 Morans must pay to FAI $18,000,000 less:

              a. an amount equivalent to the net sale proceeds (after deducting all direct selling expenses including commissions and legal expenses) of sales by the Trustee of any of the Valued Assets (which FAI warrants have been made on an arm's length basis in every case) excluding deferred management fees payable under the Management Agreements, during the period from 1 July 1997 to Completion, as determined by the Auditor in accordance with the requirements of clause 7.1(b) of the RSA; and

              b. an amount equal to the redundancy costs certified in accordance with clause 3.2, but only to a maximum of $127,000; and

              c.     subject to subclause  2.2.2,  any amount received by FAI
                     or the Unit Holder from the Trustee (which FAI or the Unit Holder is properly and unconditionally entitled to retain for its own benefit without any liability to refund or compensate the Trustee or anyone else, and which is not consideration for any services or payment of insurance premiums or the like to FAI) or which is subject to an irrevocable instruction to the Trustee given by FAI and the Unit Holder to pay an amount due to FAI or the Unit Holder by the Trustee to Morans as contemplated by clause 2.2.9 after the Completion Date which is neither an amount that the Trustee is required to pay to the Unit Holder pursuant to the RSA nor an amount received by FAI or the Unit Holder prior to Completion.

2. The aggregate amount to be deducted pursuant to clause 2.2.1(c) must not exceed:

              a. $14,500,000 less the sum of the amounts contemplated by clauses 2.2.1(a) and 2.2.1(b) in the period between the Completion Date and the first anniversary of the Completion Date; nor

              b. $3,500,000 in the period between the first anniversary of the Completion Date and the second anniversary of the Completion Date.

3. The Interim Payment must be paid by Morans to FAI on Completion on account of the Fee by delivery to FAI of unindorsed Bank accepted Bills, with an aggregate face value equal to the Interim Payment, drawn in favour of FAI or its nominees (as notified to

              Morans prior to the execution of this agreement) and payable in Sydney on the Business Day (date fixed) immediately preceding the first anniversary of the Completion Date. To the extent that the Interim Payment constitutes, by virtue of clause 2.2.1(c), an overpayment, Morans agrees that it will rely solely on the succeeding clauses of this clause 2 for reimbursement.

4. Subject to clauses 2.2.7 and 2.2.12 Morans must pay FAI the balance of the Fee by the following instalments:

              (a) The First Payment on the Business Day immediately preceding the first anniversary of the Completion Date; and

              (b) $3,500,000 on the Business Day immediately preceding the second anniversary of the Completion Date.

5. If the Estimate is greater than the Determined Amount FAI must pay to Morans an amount equal to the difference. If the Estimate is less than the Determined Amount Morans must pay to FAI an amount equal to the difference.

6. All payments required to be made pursuant to clause 2.2.5 must be made within 25 Business Days of receipt of the documents required to be delivered pursuant to clause 7.5 of the RSA by unindorsed Bank cheque and, if any amount is disputed, the amount due must be paid within 5 Business Days of the resolution of the dispute.


7. If FAI or the Unit Holder in aggregate receive (in cleared funds) any Trust Distributions on or before the Business Day immediately preceding the first anniversary of the Completion Date the aggregate amount of the Trust Distributions up to the amount of the First Payment will be deducted from the amount that Morans is required to pay to FAI pursuant to clause 2.2.4(a).

8. To the extent that FAI or the Unit Holder in aggregate receive or are entitled to receive any Excess Distribution on or before the Business Day immediately preceding the first anniversary of the Completion Date FAI must pay to Morans an amount equal to the Excess Distribution.

9. On the Completion Date FAI and the Unit Holder must deliver to the Trustee an irrevocable instruction in the form set out in Schedule A.

10. Morans agrees that it accepts the irrevocable instruction given to the Trustee pursuant to clause 2.2.9 as a full and complete discharge of the obligations of FAI to pay Morans the amount to which the instruction relates and Morans irrevocably releases FAI from its obligations pursuant to clause 2.2.8 to the extent of any amount to which the irrevocable instruction relates except to the extent that, notwithstanding the instruction, the amount is paid by the Trustee to FAI or the Unit Holder (and received in cleared funds).

11. 7 days before the first anniversary of the Completion Date Morans must cause the Trustee to notify FAI of the aggregate amount of the Trust Distributions which will be and will have been made on or before the Business Day immediately preceding the first anniversary of the Completion Date specifying with reasonable particularity the nature of those distributions so as to enable FAI to return correctly the distributions in its tax return, and the amount it considers is payable by FAI pursuant to clause 2.2.8.

12. To the extent that FAI or the Unit Holder receives (in cleared funds) any Trust Distribution after the Business Day immediately preceding the first anniversary of the Completion Date and on or before the Business Day immediately preceding the second anniversary of the Completion Date the amount will be deducted from the amount that Morans is required to pay to FAI pursuant to clause 2.2.4(b).

13. 7 days before the second anniversary of the Completion Date Morans must cause the Trustee to notify FAI of the aggregate amount of the Trust Distributions which will be and will have been made after the Business Day immediately preceding the first anniversary of the Completion Date and on or before the Business Day immediately preceding the second anniversary of the Completion Date specifying with reasonable particularity the nature of those distributions so as to enable FAI to return correctly the distributions in its tax return.

14. Despite clause 2.2.1(c) no amount contemplated by that clause will be deducted from the amount of $18,000,000 referred to in clause
              2.2.1 unless in respect of the relevant amount FAI and the Unit Holder have received a letter from Blake Dawson Waldron in the form set out in Schedule B in respect of that amount.

15. FAI represents that before execution of this agreement the Unit Holder notified Morans in writing of its estimate (made in good faith) of the amount contemplated by paragraph (a) of clause 2.2.1 as being required to be deducted from the amount of $18,000,000, and such notification was accompanied by a detailed written statement reflecting with reasonable particularity the basis of calculation of the estimate.

16.           If:

              a. at any time the Trustee makes a claim or demand against FAI or the Unit Holder for the recovery of any Trust Distribution or any part of it on the grounds that it was made by mistake (whether of fact or law) or for any other reason; and

              b. FAI and the Unit Holder agree to, or are compelled to, repay such Trust Distribution or any part of it to the Trustee;

              Morans must pay to FAI an amount equal to the amount so agreed or which they are compelled to pay on the day on which payment is made by FAI and the Unit Holder to the Trustee.

III.          REDUNDANCY COSTS

A. Morans will use reasonable endeavours to minimise staff redundancies and redundancy costs of the former ALUT employees whose employment it takes over as contemplated by Recital A in the period of three months from the Completion Date.

B. Within five Business Days of the expiry of the three month period referred to in subclause 3.1, Morans must submit to FAI a statement particularising each redundancy and the redundancy costs so incurred. The statement must be certified as being correct by two directors of Morans.

C. FAI acknowledges and agrees that the maximum amount of redundancy costs referred to in clause 2.2.1(b) does not include any redundancy costs payable to or in respect of the employment of Ross Breadman, Stephen Rymer or Janet Hook, whose employment will be terminated no later than the time of Completion.

IV.           GUARANTEE FROM GUARANTOR

A. MHCG is the holding company of Morans. The Moran Directors are directors of MHCG. The Guarantor acknowledges that FAI is entering into this agreement in consideration, among other things, of the Guarantor agreeing to guarantee the obligations of Morans in accordance with the succeeding subclauses of this clause.

B. The Guarantor unconditionally and irrevocably guarantees the due and punctual performance of all of Morans obligations under this agreement. The Guarantor will immediately on demand perform any obligation owed by Morans to FAI and not performed by Morans when required or provided for under this agreement.

C.            The Guarantor's obligation under the guarantee in subclause 4.2:

              a. is a principal obligation and is not ancillary or collateral to any other obligation; and

              b. may be enforced against the Guarantor without FAI being required to exhaust any remedy it may have against Morans.

D. The liability of the Guarantor pursuant to the guarantee in subclause 4.2 will not be affected by any act, omission, matter or thing which, but for this provision might operate to release or otherwise exonerate it from any of its obligations including any one or more of the following (whether occurring with or without the consent of any person):

              a. FAI granting time or other indulgence to Morans or the Guarantor;

              b.     laches, acquiescence, delay, act or omission by FAI;

              c.     the insolvency or deregistration of Morans; or

              d. anything else which might have a similar effect at law or in equity to any of those things.

4.5 The guarantee in this clause 4 is binding on the persons comprising the Guarantor severally and on every two or more of them jointly and if not executed or otherwise binding on any one or more of them named in this agreement will nevertheless be fully binding on the others of them.

V.         COMPLETION

A.         COMPLETION TIME

1. On the Completion Date and simultaneously with completion of the RSA, Morans must deliver the Bank accepted Bills in accordance with subclause 2.2.3.

2. Completion of this agreement will not be regarded as having occurred until the RSA is considered to be completed in accordance with subclause 5.5 of the RSA.

      VI.     USE OF "PREMIER" NAME

       A.     MHCG AND MORANS NOT TO USE NAME

              MHCG and Morans agree that they will not, and will procure that each person or body corporate who is an associate of either of them will not, use directly or indirectly, the name "Premier" or any word visually or orally similar to that word in connection with their activities in Australia or New Zealand (or both).

       B.     MEANING OF ASSOCIATE

              In this clause a reference to an associate, where used to indicate a relationship with any relevant person or body corporate means:

              (i) any body corporate of which the relevant person or body corporate beneficially owns, directly or indirectly, voting securities carrying more than 50% of the voting rights attached to all voting securities of the body corporate for the time being outstanding;

              (ii) any body corporate of which the relevant person, if a natural person, is an officer or director;

              (iii)  any partner of the relevant person or body corporate;

              (iv) any trust or estate in which the relevant person or body corporate has a substantial beneficial interest or as to which the relevant person or body corporate serves as trustee or in a similar capacity or as a director of the trustee;

              (v) any relative (by consanguinity, marriage or adoption) of the relevant person, if a natural person, including that person's spouse (including a de facto spouse) and any relative of that person's spouse (including a de facto spouse) who could not reasonably be regarded as being at arm's length in respect of any relevant dealing or transaction;

              (vi) if the relevant person is a body corporate, any parent company of that body corporate and any other subsidiary of that parent company; or

              (vii) a person in concert with whom the relevant person is acting, or proposes to act, pursuant to a formal or informal contract, arrangement or understanding, irrespective of whether or not it is enforceable.

VII.          DISPUTE RESOLUTION

              In the event of a dispute between the parties as to any amount referred to in clause 2, that dispute must be resolved in accordance with the procedure set out in clause 10 of the RSA.

VIII.         NOTICES

A.            FORM OF NOTICE

              A notice:

              a.     must be in the English language; and

              b. may be given on behalf of a person by a solicitor, director or company secretary of the person.

B.            MEANS OF GIVING NOTICES

              A notice may be given to the addressee by:

              a. delivering it in writing to the street address of the addressee which includes placing it in a postal receptacle provided for the address or leaving it at the address with a person apparently of or over the age of 16 years;

              b. sending it by prepaid ordinary post (airmail if outside Australia) to the street address of the addressee; or

              c. sending it by facsimile to the facsimile number of the addressee.

C.            SPECIFIED ADDRESS FOR SERVICE

              Until a party gives notice of a change, the street address and facsimile number for that party is:

              Morans, MHCG and Moran Directors
              street address: 13-15 Bridge Street, Sydney, New South Wales, 2000 facsimile number: 9247 1667
              Att: John Hartigan

              FAI
              Street address: Level 8, 333 Kent Street, Sydney, New South Wales, 2000
              facsimile number: 9274 9900
              Att:  The Company Secretary

              Unit Holder
              street address: Level 8, 333 Kent Street, Sydney, New South Wales, 2000
              facsimile number: 9274 9900
              Att:  The Company Secretary

D.            NOTIFICATION OF CHANGE OF ADDRESS

              If the street address, telex number or facsimile number for a party changes the party must give notice of the change to each other party. Notification of the changed street address, telex number or facsimile number takes effect at the later of the time of giving the notice of change or the time specified in the notice.

E.            TIME NOTICES ARE GIVEN

              Except if a later time is specified in a term of this agreement dealing with a notice, a notice is to be regarded as given, served, received and as having come to the attention of the addressee:

              a. if delivered in writing to the street address of the addressee, at the time of delivery;

              b. if it is sent by post to the street address of the addressee, on the 3rd (7th if outside Australia) day after posting; or

              c. if sent by telex or facsimile to the telex or facsimile number of the addressee at the time transmission is completed.

F.            PROOF OF GIVING NOTICES

              Proof of the sending of a notice by telex or facsimile and the time of completion of transmission may be established by production of:

              a. if the notice is sent by telex, evidence of the answerback code of the addressee after transmission of the telex; or

              b. if the notice is sent by facsimile, a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the addressee.

G.            OPERATION OF STATUTORY PROVISIONS FOR NOTICES

              This subclause does not exclude the operation of any statutory provision relating to the serving of notices. However:

              a. those provisions relating to service of notices by post are not to apply to this agreement; and

              b. any statutory provisions do not apply to the service of notices under any other clause in this agreement which expressly specifies the method of giving notices under that other clause.

H.            COPIES OF NOTICES

              If a party is required by any term of this agreement to give a copy of a notice to a person the failure to give the copy of the notice to the person may not be raised to rebut the effective giving of the notice.

IX.           MISCELLANEOUS

A.            PRESUMPTIONS OF INTERPRETATION

1.            Unless the context otherwise requires a word which denotes:

              a.     the singular denotes the plural and vice versa;

              b.     any gender denotes the other genders; and

              c. a person includes an individual, a body corporate, and a government.

2.            Unless the context otherwise requires a reference to:

              a. any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

              b. any other agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced;


              c. a clause, schedule, annexure or exhibit is a reference to a clause of, annexure to, schedule to or exhibit to this agreement;

              d.     a group of persons includes any one or more of them; and

              e. a thing or amount is a reference to the whole and each part of it.

3. Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

B.            REFERENCES TO AGREEMENT

              A reference to this agreement includes the recitals of and any schedules, annexures and exhibits to this agreement and where amended means this agreement as so amended.

C.            HEADINGS AND TABLE OF CONTENTS

              Headings and the table of contents must be ignored in the interpretation of this agreement.

D.            SUCCESSORS AND ASSIGNS

              A person includes the trustee, executor, administrator, successor in title and assign of that person. This subclause must not be construed as permitting a party to assign any right or obligation under this agreement.

E.            BUSINESS DAY

              A business day is a day other than Saturday during which Banks are open for general banking business in New South Wales.

F.            REFERENCES TO AND CALCULATIONS OF TIME

1. Unless the context otherwise requires a reference to a time of day means that time of day in New South Wales.

2. Where a period of time is specified and dates from a given day or the day of an act or event it must be calculated exclusive of that day.

3. Unless the context otherwise requires, a term of this agreement which has the effect of requiring anything to be done on or by a date which is not a business day must be interpreted as if it required it to be done on or by the next business day.

G.            AMENDMENT

              This agreement may only be varied by the written agreement of the parties.

H.            APPROVALS AND CONSENT

1. Except when the contrary is stated in this agreement, a party may give or withhold an approval or consent to be given under this agreement in that party's absolute discretion and subject to those conditions determined by the party.

2. A party is not obliged to give its reasons for giving or withholding a consent or for giving a consent subject to conditions.

I0            ASSIGNMENT

              A party may only assign a right or obligation under this agreement with the prior written consent of all other parties.

J0            COUNTERPARTS

              This agreement may be executed in a number of counterparts and if so executed, the counterparts taken together constitute one agreement.

K0            FURTHER ASSURANCE

              Each party must promptly execute all documents and do all things that another party from time to time reasonably requests to effect, perfect or complete this agreement and all transactions incidental to it.

L0            GOVERNING LAW AND JURISDICTION

1 This agreement is governed by and must be construed in accordance with the laws of New South Wales.

2             Each party:

              a0 irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and all courts which have jurisdiction to hear appeals from those courts; and


              b0 waives any right to object to proceedings being brought in those courts for any reason.

M0            LEGAL COSTS

              The parties must each pay their own legal and other expenses relating directly or indirectly to the negotiation, preparation and execution of this agreement and all documents incidental to it.

N0            STAMP DUTY AND OTHER IMPOSTS

1 Morans agree to pay or cause to be paid all stamp duty, fines and penalties (including any liability with respect to or resulting from delay or omission to pay such duty), which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this agreement or any other instrument created pursuant to or in connection with or incidental to this agreement or in respect of any transaction contemplated by this agreement or any such instrument.

2 Morans indemnify FAI in respect of all claims, demands, actions, proceedings, costs, expenses and liabilities (including fines and penalties) relating to all amounts for which FAI may be liable as a consequence of any failure by Morans to comply with the provisions of subclause 9.14.1.

O0            PAYMENTS

              All payments required to be made by Morans or FAI pursuant to this agreement must be made by unindorsed Bank cheque payable to the person entitled to the payment and are payable on the Business Day immediately preceding the first anniversary of the Completion Date unless in either case it is specified to the contrary in this agreement.

                                   SCHEDULE A
                            (Irrevocable instruction)

To: Premier Care Australia Pty Limited

For valuable consideration, the receipt of which is acknowledged, you are irrevocably instructed to act as our agent to hold any amount payable to us which is a Trust Distribution the amount of which, when aggregated with all other Trust Distributions, is in excess of the First Payment (as those capitalised terms are defined in the Procurement Agreement so called between FAI Insurances Limited, Moran Health Care (Australia) Pty Limited (MORANS), Moran Health Care Group Pty Limited, Douglas John Moran, Greta Richmond Moran, Peter Godfrey Moran and Shane Moran and dated the date of this instruction a copy of which is attached to this letter) to a maximum of $12,000,000, and to pay that amount to Morans in full satisfaction of your obligation to pay that amount to us.

Dated     June 1998


Signed by the attorney of FAI INSURANCES
LIMITED under power of attorney in the
presence of:

                                                        . . . . . . . . . . . .
                                                        Signature of attorney


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Signature of witness                                    Office held


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)

Signed by the attorney of PREMIER CARE
AUSTRALIA (HOLDINGS) PTY LIMITED under power of attorney in the presence of:

                                                        . . . . . . . . . . . .
                                                        Signature of attorney

 . . . . . . . . . . . . . . .                           . . . . . . . . . . . .
Signature of witness                                    Office held


 . . . . . . . . . . . . . . .                           . . . . . . . . . . . .
Name of witness (print)                                 Name of attorney (print)

                                   SCHEDULE B
                                  (BDW letter)

EXECUTED AS AN AGREEMENT


Signed by the attorney of MORAN HEALTH CARE
(AUSTRALIA) PTY LIMITED under power of attorney in the presence of:


                                                        . . . . . . . . . . . .
                                                        Signature of attorney


 . . . . . . . . . . .                                   . . . . . . . . . . . .
Signature of witness                                    Office held


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)

Signed by the attorney of FAI INSURANCES
LIMITED under power of attorney in the presence of:

                                                        . . . . . . . . . . . .
                                                        Signature of attorney


 . . . . . . . . . . .                                   . . . . . . . . . . . .
Signature of witness                                    Office held


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)

Signed by the attorney of MORAN HEALTH CARE
GROUP PTY LIMITED under power of attorney in
the presence of:
                                                        . . . . . . . . . . . .
                                                        Signature of attorney


 . . . . . . . . . . .                                 . . . . . . . . . . . . .
Signature of witness                                    Office held

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)
Signed by the attorney of DOUGLAS JOHN MORAN under power of attorney in the presence of:

 . . . . . . . . . . .                                   . . . . . . . . . . . .
Signature of witness                                    Signature of attorney


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)


Signed by the attorney of GRETA RICHMOND
MORAN under power of attorney in the presence of:


 . . . . . . . . . . .                                   . . . . . . . . . . . .
Signature of witness                                    Signature of attorney


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)


Signed by the attorney of PETER GODFREY MORAN under power of attorney in the presence of:


 . . . . . . . . . . . . . .                            . . . . . . . . . . . .
Signature of witness                                    Signature of attorney


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)


Signed by the attorney of SHANE MORAN
under power of attorney in the presence of:


 . . . . . . . . . . . .                                 . . . . . . . . . . . .
Signature of witness                                    Signature of attorney


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)

8

                        CAPITAL CONTRIBUTION AGREEMENT

                  MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED

                     MORAN HEALTH CARE GROUP PTY LIMITED

                      PREMIER CARE AUSTRALIA PTY LIMITED

                         [PHILLIPS FOX LAWYERS LOGO]

                255 Elizabeth Street Sydney NSW 2000 Australia
            Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY

9


              Email:postmaster@sydney.PhillipsFox.com.au WWW site:
                          http://www.PhillipsFox.com.au

1

                         CAPITAL CONTRIBUTION AGREEMENT

THIS AGREEMENT IS MADE ON                                                   1998

PARTIES

MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED ACN 082 466 457 of 13 - 15 Bridge Street Sydney, New South Wales, Australia (MORAN)

MORAN HEALTH CARE GROUP PTY LIMITED ACN 008 585 242 of 13 - 15 Bridge Street Sydney, New South Wales, Australia (COVENANTOR)

PREMIER CARE AUSTRALIA PTY LIMITED ACN 069 875 476 of Level 8, 333 Kent Street, Sydney (TRUSTEE)

BACKGROUND

A Moran has agreed to lease the assets described as "Leased Property" in the Lease from the Trustee.

B The Covenantor has requested the Trustee to enter into this agreement.

C The Trustee has agreed to make certain capital contributions to Moran on the terms and conditions contained in this agreement at the request of the Covenantor.

AGREEMENT

I.            DEFINITIONS

              In this agreement:

              COMPLETION DATE means the date of this agreement.

              LEASE means the agreement titled "NSW Lease" between each of the parties to this agreement and dated on or about the date of this agreement.

II.           TRUSTEE'S ADDITIONAL CAPITAL CONTRIBUTION

A.            TERMS DEFINED IN THE LEASE

              Words which have a defined meaning in the Lease have the same meaning when used in this clause unless the same word is also defined in this clause, in which case the definition in this clause prevails.








B.            MORAN MAY SERVE REQUEST NOTICE

2
              At any time and from time to time between 12 months after the Completion Date and 24 months after the Completion Date Moran may serve written notice (REQUEST NOTICE) on the Trustee (the date on which the Request Notice is served being the REQUEST DATE) requesting the Trustee to pay a sum of money to Moran or its nominee (CAPEX CONTRIBUTION) as a contribution to the capital expenditure obligations of Moran pursuant to the Lease as Moran may specify in the Request Notice.

C.            REQUIREMENTS OF REQUEST NOTICE

              The Request Notice must:

              a.     specify the Capex Contribution requested;

              b.     specify  the   Property  in  respect  of  which  the  Capex
                     Contribution is requested;

              c. include a valuation of the relevant Property from a valuer approved by the Trustee; and

              d.     include  a  detailed  calculation   demonstrating  how  the
                     condition specified in clause 2.6 (CAPEX CONTRIBUTION CONDITIONS) will be satisfied.

D.            TRUSTEE TO CONSIDER REQUEST NOTICE

              The Trustee must consider the Request Notice as soon as reasonably practicable and must give written notice (COUNTER REQUEST NOTICE) to Moran as soon as reasonably practicable (and in any event within 28 days) as to whether it considers the Capex Contribution Conditions have been satisfied and if not the reasons why and in default of agreement between Moran and the Trustee the provisions of Section 36 of the Lease will apply as if the same were incorporated in this agreement.

E.            CAPEX CONTRIBUTION DATE

              If the Capex Contribution Conditions are satisfied the Capex Contribution must be paid on the date (CAPEX CONTRIBUTION DATE) specified by Trustee being no later than the later of 2 months after the Request Date and one month after any determination under clause 2.4 that the Capex Contribution Conditions have been satisfied and on the Capex Contribution Date subject to the Capex Contribution Conditions being satisfied at that time the Trustee must pay the Capex Contribution to Moran or its nominee and the Rent must be increased as provided for in clause 2.7.

F.            CAPEX CONTRIBUTION CONDITIONS

              The Capex Contribution Conditions are:

              a. for the period of 26 weeks prior to the Request Date (SATISFACTION PERIOD) and for the period from the Request Date to the relevant Capex Contribution Date if the relevant proportion of the Increased Rent as defined in clause 2.7 (and any

3

                     Increased Rent (defined below) which would have been payable in the Satisfaction Period in respect of any other Capex Contribution Conditions) had been payable as an addition to the Rent payable in respect of the Lease and any Supplemental Lease for the Satisfaction Period the ratio of Cash Flow to Rent would not any time have been below the relevant figure stated in Section 8.3 of the Lease having regard to any Supplemental Lease;

              b. each Capex Contribution must be a minimum of Two-Hundred and Fifty Thousand Dollars ($250,000) and the maximum Capex Contribution for each of the Leased Properties must not exceed 95% of the valuation for the relevant Leased Property referred to in Schedule 2 of the Lease less the amount of the Initial Purchase Price allocated to the relevant Property specified in Schedule 2 of the Lease but in no circumstances will the total amount of all Capex Contributions exceed $3 million;

              c. no Event of Default shall have occurred in relation to the Lease;

              d. Moran and the Trustee enters into such documents as the Trustee reasonably requires confirming the Increased Rent (defined below) and revising the provisions of Part II of Exhibit A of the Lease (or the corresponding provisions of the Supplemental Lease) to increase the Purchase Price allocated to the relevant Property by the amount of the Capex Contribution for the relevant Property;

              e. Moran pays to the Trustee a commitment fee of 1.0% of the Capex Contribution which the Trustee may deduct from the Capex Contribution;

              f. the Trustee has obtained the consent (if required) of any Superior Lessor or Facility Mortgagee (which it shall use its reasonable endeavours to obtain); and

              g. all of the above Capex Contribution Conditions remain satisfied on the relevant Capex Contribution Date.

G.            INCREASE IN RENT

              Each time a Capex Contribution is paid by the Trustee to Moran, the Rent shall be increased by an amount equal to 10.00% or if higher the rate which is equal to 400 basis points above the rate last quoted prior to the Capex Contribution Date for 10 year Australian Government Bonds which will take effect from the Capex Contribution Date (and the Rent so increased is referred to as the INCREASED RENT).

4

III.          MISCELLANEOUS

A.            PRESUMPTIONS OF INTERPRETATION

1.            Unless the context otherwise requires a word which denotes:

              a.     the singular denotes the plural and vice versa;

              b.     any gender denotes the other genders; and

              c. a person includes an individual, a body corporate, and a government.

2.            Unless the context otherwise requires a reference to:

              a. any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

              b. any other agreement or instrument where amended or replaced means that agreement or instrument as amended or replaced;

              c.     a group of persons includes any one or more of them; and

              d. a thing or amount is a reference to the whole and each part of it.

3. Where a word or phrase is given a defined meaning another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

B.            HEADINGS AND TABLE OF CONTENTS

              Headings and any table of contents must be ignored in the interpretation of this agreement.

C.            SUCCESSORS AND ASSIGNS

              A person includes the trustee, executor, administrator, successor in title and assign of that person. This clause must not be construed as permitting a party to assign any right or obligation under this agreement.

D.            REFERENCES TO AND CALCULATIONS OF TIME

1. Unless the context otherwise requires a reference to a time of day means that time of day in the state or territory whose laws apply in the construction of this agreement.

2. For the purposes of determining the length of a period a reference to:

              a. a day means a period of time commencing at midnight and ending 24 hours later; and

5

              b. a month means a calendar month which is a period commencing at the beginning of a day of one of the 12 months of the year and ending immediately before the beginning of the corresponding day of the next month or, if there is no corresponding day, ending at the expiration of that next month.

3. Where a period of time is specified and dates from a given day or the day of an act or event it must be calculated exclusive of that day.

4. Unless the context otherwise requires, a term of this agreement which has the effect of requiring anything to be done on or by a date which is not a business day must be interpreted as if it required it to be done on or by the next business day.

E.            WHOLE AGREEMENT

              This agreement and the documents referred to in it contain the whole agreement between the parties relating to the subject matter contemplated by this agreement and supersede all previous agreements between the parties relating to these transactions.

F.            NO RELIANCE ON OTHER MATTERS

              Each of the parties acknowledges that in agreeing to enter into this agreement it has not relied on any representation, warranty or other assurance except those set out in this agreement.

G.            LEGAL COSTS

              The parties must each pay their own legal and other expenses relating directly or indirectly to the negotiation, preparation and execution of this agreement and all documents incidental to it.

H.            STAMP DUTY AND OTHER CHARGES

1. Moran must pay all stamp duty payable in connection with this agreement and any document incidental to it.

2. If a party other than Moran pays any stamp duty on or relating to this agreement or a document incidental to it, Moran must pay that amount to the other party on demand.

I.            AMENDMENT

              This agreement may only be varied by the written agreement of the parties.

6

J.            APPROVALS AND CONSENT

1. Except when the contrary is stated in this agreement, a party may give or withhold an approval or consent to be given under this agreement in that party's absolute discretion and subject to those conditions determined by the party.

2.            A  party  is not  obliged  to  give  its  reasons  for  giving  or
              withholding  a  consent  or  for  giving  a  consent   subject  to
              conditions.

K.            ASSIGNMENT

1. The rights or obligations under this agreement may not be assigned or transferred by Moran without the written consent of the Trustee.

L.            COUNTERPARTS

              This agreement may be executed in a number of counterparts and if so executed, the counterparts taken together constitute one agreement.

M.            GOVERNING LAW

              This agreement is governed by and must be construed in accordance with the laws of New South Wales.

N.            JURISDICTION

              Each party:

              a. irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and all courts which have jurisdiction to hear appeals from those courts; and

              b. waives any right to object to proceedings being brought in those courts for any reason.

7

EXECUTED AS AN AGREEMENT



Signed by the attorney of MORAN HEALTH CARE
(AUSTRALIA) PTY LIMITED under power of

attorney in the presence of:

                                                        . . . . . . . . . . . .
                                                        Signature of attorney

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Signature of witness                                    Office held

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Name of witness (print)        Name of attorney (print)

Signed by the attorney of MORAN HEALTH CARE
GROUP PTY LIMITED under power of
attorney in the presence of:

                                                        . . . . . . . . . . . .
                                                        Signature of attorney

 . . . . . . . . . . . . . . .                           . . . . . . . . . . . .
Signature of witness                                    Office held

 . . . . . . . . . . . . . . .                           . . . . . . . . . . . .
Name of witness (print)                                 Name of attorney (print)

Signed by the attorney of PREMIER CARE
AUSTRALIA PTY LIMITED  under power of
attorney in the presence of:

                                                        . . . . . . . . . . . .
                                                        Signature of attorney

 . . . . . . . . . . . . . .                             . . . . . . . . . . . .
Signature of witness                                    Office held

 . . . . . . . . . . . . . .                             . . . . . . . . . . . .
Name of witness (print)                                 Name of attorney (print)

                               OMEGA HEALTHCARE


                                  NSW LEASE




                              DRAFT: 1 July 1998





                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
                   Email: postmaster@sydney.PhillipsFox.com.au
                    WWW site: http://www.PhillipsFox.com.au

                                 Ref:VAC 940906

PART 1            THE SUBJECT MATTER AND TERM OF THIS LEASE

1.1               LEASED PROPERTY AND TERM

                  The Lessor leases the Leased Property to the Lessee for the Term at the Rent and otherwise on the terms and conditions set out in this Lease.



PART 2            DEFINITIONS AND INTERPRETATION

2.1               DEFINITIONS

                  Words commencing with a capital letter shall have the meanings given in the Dictionary.

2.2               INTERPRETATION

                  For all purposes of this Lease:

                  (a) words expressed in the singular include the plural and vice versa;

                  (b) all accounting terms not otherwise defined in this Lease have the meanings assigned to them in accordance with Australian GAAP;

                  (c) any covenant in this Lease by the Lessee not to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done;

                  (d) reference to the requirement of any consent and/or approval from the Lessor shall be deemed to include a requirement for the consent and/or approval of any Facility Mortgagee;

                  (e) all references in this Lease to any Statute or Act of Parliament or Statutory Instrument shall include every Statute or Act of Parliament or Statutory Instrument now or in the future enacted and every instrument, regulation and by-law and every order, notice or direction and every licence, consent or permission made or given under any of them and any reference to an Act of Parliament shall include any amendment extension or reenactment for the time being in force;

                  (f) covenants and powers implied by statute are excluded from this Lease, unless any such covenant or power cannot be excluded by force or statute or is expressly incorporated in this Lease;

                  (g) definitions and interpretation shall apply except as otherwise expressly provided or unless the context otherwise requires.

PART 3            LESSEE'S FINANCIAL OBLIGATIONS

RENT

3.1 The Lessee covenants to pay the Rent to the Lessor during the Term by direct debit to whichever bank account the Lessor directs in advance in equal, consecutive monthly instalments on the first day of each calendar month or to such other persons, firms or corporations or in such other manner as the Lessor from time to time may designate in a Notice as follows:

                  (a) If the Lessor directs the Lessee to pay any Rent to any party other than the Lessor, the Lessee shall send to the Lessor, simultaneously with such payment, a copy of the transmittal letter or invoice and the cheque whereby such payment is made or such other evidence of payment as the Lessor may reasonably require. The first monthly payment of Rent, in respect of the period commencing on (and including) the date of this Lease, shall be payable on the date of this Lease. Rent and Additional Charges shall be prorated as to any partial months at the beginning and end of the Term.

                  (b) The Rent for each Lease Year beginning with the Lease Year commencing 1 July 2000 shall at the commencement of each such Lease Year be increased by the greater of:

                         (i) such percentage as equals the percentage by which the Consumer Price Index published on the last published date before commencement of that Lease Year exceeds the corresponding Consumer Price Index published on the last published date before commencement of the immediately preceding Lease Year PROVIDED THAT the increase in Rent attributable to an increase in the Consumer Price Index in each Lease Year shall not be less than 2% and no more than 6% greater than the Rent payable in the immediately preceding Lease Year; and

                         (ii)(I)  6% of the increase (if any) of
                                  Turnover from the expiration of the Turnover
                                  Period expiring before the commencement of the Lease Year immediately preceding the Lease Year for which the Rent is being reviewed to the expiration of the Turnover Period expiring immediately before the Lease Year for which the Rent is being reviewed; and

                             (II) in the case of the Turnover Period for the
                                  period from the date
                                  of this Lease to 30 June 2000, 6% of the increase (if any) of Turnover from the expiration of the period of 12 months expiring on the date immediately before the grant of this Lease and the period from and including the date of this Lease to and including 30 June 2000 multiplied by 365 and divided by the number of days from and including the date of this Lease to and including 30 June 2000.


                  (c) To result in an increase in Rent, the increase in Turnover referred to in clause 3.1(b)(ii) must arise as a result of a change in the Lessee's business carried out at the Leased Property.

NO REDUCTION

3.2 No adjustment under this Part 3 shall reduce the Rent below the Rent reserved for the Lease Year immediately preceding the Lease Year for which such increase is being calculated and any adjustments to Rent shall be upwards only.



ADDITIONAL CHARGES

3.3 In addition to the Rent, the Lessee will also pay when due all Additional Charges.

LATE CHARGES

3.4 If the Lessee does not pay any instalment of Rent by the due date (whether formally demanded or not) then, without prejudice to any other right or remedy available to the Lessor, the Lessee shall pay the Lessor on demand, as an additional charge, interest at the Overdue Rate from the date due to the date paid in full compounded monthly.
NET LEASE

3.5 The Rent shall be paid absolutely and unconditionally to the Lessor, so that this Lease shall yield to the Lessor the full amount of the instalments of Rent and Additional Charges (to the extent the latter are owed to the Lessor) (subject only to the Lessee's obligations to deduct withholding tax if properly required to do so by law) throughout the Term, and subject to any other provisions of this Lease which expressly provide for adjustment or abatement of Rent or other charges. The covenants to pay Rent and other amounts under this Lease are independent covenants, and the Lessee shall have no right to hold back, set off or fail to pay any such amounts for default by the Lessor or any other reason whatsoever.

3.6 The Lessee hereby assumes the full and sole responsibility for the condition, operation, repair, alteration, improvement, replacement, maintenance, remediation and management of the Leased Property. The Lessor shall not be responsible for any loss or damage to any property of the Lessee or any subtenant, licensee, concessionaire, or other user or occupant of any part of the Leased Property. The Lessee shall pay all costs, expenses, penalties, fines, claims, damages and charges arising out of its use, occupancy and operation of the Leased Property. The Lessor is not required to furnish any services whatsoever to the Leased Property, or (unless otherwise specifically and expressly agreed or provided in this Lease) make any payment of any kind whatsoever.

LIMITATION ON COUNTERCLAIM

3.7 If the Lessor commences any proceedings for nonpayment of Rent, the Lessee will not make any counterclaim or cross complaint or reduction or set off or abatement or similar pleading of any nature or description in such proceedings. This shall not be construed as a waiver of the Lessee's rights to assert such claims in a separate action brought by the Lessee.

STAMP DUTY

3.8 The Lessee shall pay all stamp duty and registration fees payable in connection with this Lease.

GROSSING UP

3.9 If at any time any applicable law requires the Lessor or the Lessee to make any deduction or withholding in respect of Taxes from any payment under this Lease to the Lessor, the Lessee shall pay the Lessor, at the time that payment is due, such additional amounts as are necessary to ensure that, after the making of that deduction or withholding, the Lessor, receives a net sum equal to the sum which it would have received had no such deduction or withholding been made, and the Lessee shall indemnify the Lessor, against any losses or costs incurred by the Lessor, by reason of any failure of the Lessee to make any such deduction or withholding. The Lessee shall promptly deliver to the Lessor, copies of any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any such deduction or withholding.



PART 4            OUTGOINGS

PAYMENT OF OUTGOINGS

4.1 Subject to Part 12, the Lessee will pay, or cause to be paid, all Outgoings before any fine, penalty, interest or cost for nonpayment becomes due and payable, such payments to be made directly to the relevant taxing authorities where feasible, and will promptly, upon reasonable request, furnish to the Lessor copies of official receipts or other proof evidencing such payments. If any such Outgoings may be paid in instalments (whether or not interest shall accrue on the unpaid balance of such Outgoings), the Lessee may pay the same (and any accrued interest on the unpaid balance of such Outgoing) in instalments and in such event, shall pay such instalments during the Term as the same respectively become due and before fine, penalty, premium, further interest or cost become due and payable.

FILE RETURNS

4.2 The Lessor, at its expense, shall, to the extent required or permitted by applicable law and regulations, prepare and file all tax returns and reports as may be required by governmental or local authorities or otherwise in respect of the Lessor's income, gross receipts, sales rent, GST and capital taxes. The Lessee, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Outgoings as may be required by governmental or local authorities or otherwise.

REFUNDS

4.3 If any refund due to the Lessee from any taxing authority in respect of any Outgoings paid by the Lessee is paid to the Lessor by such authority, the same shall be paid to the Lessee if no Event of Default has occurred under this Lease which has not been remedied. Any such funds retained by or remitted to the Lessor due to an Event of Default shall be applied as provided in Part 16.

APPEALS

4.4 The Lessor and the Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. The Lessee may, upon Notice to the Lessor, at the Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as the Lessee may deem appropriate to effect a reduction of Outgoings and the Lessor, at the Lessee's expense, shall cooperate with the Lessee in such protest, appeal, or other action. In any such proceeding brought by the Lessor, the Lessee shall cooperate with the Lessor at the Lessee's sole cost and expense. The Lessee shall reimburse the Lessor for the Lessor's reasonable costs of cooperating with the Lessee for such protest, appeal or other action.

NOTICE TO LESSEE

4.5 The Lessor shall give prompt Notice to the Lessee of all Outgoings payable by the Lessee under this Lease of which the Lessor at any time has knowledge, but the Lessor's failure to give any such Notice shall in no way diminish the Lessee's obligations under this Lease to pay such Outgoings, but such failure shall obviate any default under this Lease for a reasonable time after the Lessee receives Notice of any Outgoing which it is obliged to pay.

ADJUSTMENT

4.6 Outgoings imposed in respect of the tax-fiscal period during which the Term terminated (other than Outgoings imposed on the Lessee for which the Lessee is lawfully responsible) shall be adjusted and prorated between the Lessor and the Lessee, whether or not such Outgoing is imposed before or after termination, and the obligations of each party to pay its prorated share after termination shall survive such termination.

UTILITY CHARGES

4.7 The Lessee will pay or cause to be paid when due all charges for electricity, power, gas, oil, water, telecommunications and other utilities used in the Leased Property during the Term.

INSURANCE PREMIUMS

4.8 The Lessee will pay or cause to be paid when due all premiums for the insurance required to be maintained under Part 13 during the Term.



PART 5            CONTINUANCE OF TERM

NO TERMINATION, ABATEMENT ETC

5.1 The Lessee shall remain bound by this Lease in accordance with its terms and shall not take any action without the consent of the Lessor to modify, surrender or terminate the same, and shall not seek or be entitled to any abatement (except where abatement is expressly provided for elsewhere in this Lease), deduction, deferment or reduction of Rent, or set off or counterclaim or any other defence or right or claim against the Rent.

PARTIES REMAIN BOUND

5.2 The respective obligations of the Lessor and the Lessee shall not be affected by reason of anything including without limitation:

                  (a) any damage to, or destruction of, the Leased Property or any portion of the Leased Property from whatever cause other than any Taking of the Leased Property or any portion of the Leased Property;

                  (b) the lawful or (except in the case of the Lessor) unlawful prohibition of, or restriction upon, the Lessee's use or possession of the Leased Property, or any portion of the Leased Property, the interference with such use by any Person other than the Lessor;

                  (c) if the Excluded Personal Property or any portion of the Excluded Personal Property is removed from the Leased Property by its true owner or any third party and/or the true owner or any third party claims any rights in the Excluded Personal Property or any portion of the Excluded Personal Property and/or interferes with or restricts or prevents the use of the Excluded Personal Property or any portion of the Excluded Personal Property and/or claims or obtains costs, losses or damages as a result of the use of the Excluded Personal Property or any portion of the Excluded Personal Property by the Lessee

                  (d) any claim which the Lessee has or might have against the Lessor or by reason of any default or breach of any warranty by the Lessor;

                  (e) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up, moratorium, administration or other proceedings affecting the Lessor;

                  (f) any defect (including any structural defect) in or failure of the Leased Property its condition, design, compliance with specifications, operation or fitness for use;

                  (g) any interference, interruption, restriction, curtailment or cessation in the use or possession of the Leased Property or any part of the Leased Property for any reason whatsoever of whatever duration and including (but not limited to) the occurrence of any Seizure Matter and damage to or destruction of the Leased Property;

                  (h) the invalidity or unenforceability of any part of this Lease;

                  (i) any event of force majeure frustration or unenforceability in whole or in part of this Lease;

                  (j) any defect in title or any breach of obligations of any party thereto or any claim by title paramount;

                  (k) any failure by the Lessor or any other Person to perform any of its obligations under this Lease or otherwise to the Lessee or any other Person;

                  (l) any event which might but for this clause have effect to frustrate this Lease; or

                  (m) for any other cause whether similar or dissimilar to any of the foregoing.

WAIVER OF RIGHTS BY LESSEE

5.3 The Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or in the future be conferred upon it by law to:

                  (a) modify, surrender, cancel or terminate this Lease or quit or surrender, the Leased Property or any portion thereof; or

                  (b) entitle the Lessee to any diminution, cessation, abatement, reduction, suspension or deferment of the Rent or other sums payable by the Lessee under this Lease;

                   except as otherwise specifically provided in this Lease.

RENT ETC TO CONTINUE

5.4 The obligations of the Lessor and the Lessee under this Lease shall be separate and independent covenants and agreements and the Rent and all other sums payable by the Lessee under this Lease shall continue to be payable in all events unless the obligations to pay the same are terminated under the express provisions of this Lease or by termination of this Lease under
                  Part 16.

LESSEE'S COST

5.5 All covenants, agreements and undertakings of the Lessee under this Lease shall be performed at the Lessee's own cost, expense and risk unless expressly stated otherwise.

RENT PAYMENT FINAL

5.6 Each payment of Rent made by the Lessee shall be final and the Lessee will not seek or have any right to recover, claim or recoup all or any part of such payment from the Lessor or any other Person except in relation to payments made in error.

WITHHOLDING TAX

5.7 If the Lessee shall be legally obliged to withhold tax from any payment due to the Lessor from the Lessee under this Lease the Lessee shall withhold the minimum permissible amount but shall otherwise comply with all covenants under this Lease including the covenant to pay Rent.



PART 6            OWNERSHIP ISSUES

LESSEE'S ACKNOWLEDGMENT

6.1 The Lessee acknowledges that the Lessor is the registered proprietor of the Land and that the Lessee has only the right to the sole and exclusive possession and use of the Leased Property upon the terms and conditions of this Lease.

LESSEE NOT TO ASSERT OWNERSHIP RIGHTS

6.2               The Lessee will not, at any time during the Term:

                  (a) file any income tax return or other associated documents;

                  (b) file any other document with or submit any document to any governmental body or authority;

                  (c) enter into any written contractual arrangement with any Person; or

                  (d)    release any financial statements of the Lessee;

                  in each case that takes a position other than that the Lessor is the registered proprietor of the Land.

LESSOR'S PERSONAL PROPERTY

6.3 The Lessee shall in all material respects, during the Term, maintain all of the Lessor's Personal Property in good order, condition and repair as shall be necessary in order to operate the Facility for the Facility's Primary Intended Use in compliance with all applicable Legal Requirements and Insurance Requirements, and in accordance with customary practice in the industry for the Primary Intended Use.

REPLACEMENT OF LESSOR'S PERSONAL PROPERTY

6.4 If any of the Lessor's Personal Property requires replacement in order to comply with clause 6.3, the Lessee shall promptly replace it with other similar property of the same or better quality at the Lessee's sole cost and expense, and the Replacement Property shall be deemed to be from the date of acquisition part of the Lessor's Personal Property.

NO ENCUMBRANCE

6.5 The Lessee shall not cause or allow the Lessor's Personal Property to be subject to any Encumbrance.

ADDITIONAL EQUIPMENT ETC

6.6 The Lessee shall also provide and maintain to a reasonable, safe and proper standard and in working order all additional items of equipment, fixtures, fittings and chattels and other Personal Property as shall be necessary and appropriate in order to reasonably and properly operate the Facility for its Primary Intended Use.


LESSEE MAY ACQUIRE PERSONAL PROPERTY

6.7 The Lessee shall have the right but not the obligation to acquire such tangible, moveable personal property as the Lessee deems appropriate in relation to its operation of the Leased Property and all such personal property shall be the Lessee's Personal Property so long as it does not constitute Replacement Property.

ABANDONMENT OF LESSEE'S PERSONAL PROPERTY

6.8 All of the Lessee's Personal Property not acquired by the Lessor under the Lessor's option contained in this Lease or not removed by the Lessee within 20 days after the expiration or earlier termination of this Lease shall be considered abandoned by the Lessee and may be retained, used, stored, appropriated, sold, destroyed or otherwise disposed of by the Lessor without giving Notice to the Lessee and without any payment to the Lessee and without any obligation to account to the Lessee. The Lessee will, at its expense, repair all damage to the Leased Property caused by the removal of the Lessee's Personal Property, whether effected by the Lessee or the Lessor other than damage resulting from the gross negligence or wilful misconduct of the Lessor.

CHARGE OVER LESSEE'S ASSETS

6.9 The Lessee has at the date of this Lease concurrently granted to the Lessor a fixed and floating charge over all of the Lessee's assets including a security interest in the Lessee's Personal Property (as such security is more particularly described in the Security Agreement) and the Lessor covenants (subject to unconditional payment to the Lessor of all money and obligations secured by the Security Agreement and to the Lessee not otherwise being in breach of its obligations to the Lessor) to release absolutely the fixed and floating charge on the earliest of:

                  (a)    the expiration of the Term by effluxion of time;or

                  (b) surrender of the whole of the Leased Property voluntarily accepted in the Lessor's absolute discretion by the Lessor (but not otherwise); or

                  (c) the completion of the purchase of the Leased Property by the Lessee under this Lease.

LESSOR DOES NOT OWN EXCLUDED PERSONAL PROPERTY

6.10 The Lessee acknowledges that the Lessor does not own, claim ownership of, nor have any express or implied rights to allow the Lessee to use the Excluded Personal Property and the Lessee enters this Lease on that basis and shall not make any claim nor bring any action against the Lessor in respect of the Excluded Personal Property.

CLAIM IN RESPECT OF EXCLUDED PERSONAL PROPERTY

6.11 If a claim is made by the true owner or any third party of the Excluded Personal Property against the Lessee, the Lessee shall notify the Lessor, in writing, immediately upon learning of any such claim and if any such claim is made against the Lessor, the Lessee shall and does hereby indemnify the Lessor, its principals,

-12-
                  officers, directors, agents and employees (hereinafter, all "Indemnities") from each and every such claim, cause of action, damages, demand, obligation, fine, liability, loss, settlement, lien, litigation, judgment, proceeding, disbursement expense and/or cost, however defined and of whatever kind or nature, known or unknown, foreseeable, contingent or otherwise (including, but not limited to, legal fees) in connection with such claim or claims.

REMOVAL OF EXCLUDED PERSONAL PROPERTY

6.12 If the true owner or any third party removes the Excluded Personal Property or any portion of the Excluded Personal Property from the Leased Property, the Lessee shall replace the same without delay at its own expense by chattels of a similar kind and of no lesser value and following such replacement such chattels shall be deemed to be the Lessor's Personal Property. There shall be no obligation on the Lessee under this clause to replace (or pay for the replacement of) the Residents' Personal Property.



PART 7            CONDITION OF LEASED PROPERTY USE AND ENVIRONMENTAL MATTERS

LEASED PROPERTY "AS IS"

7.1               The Lessee acknowledges:

                  (a)    receipt and delivery of possession of the Leased
                         Property;

                  (b) that the Lessee has examined and inspected and otherwise has knowledge of the condition of the Leased Property before the execution and delivery of this Lease and has found all of the same to be in good order and repair and satisfactory for the Primary Intended Use;

                  (c) the Lessee is leasing the Leased Property "as is" in its present condition and the Lessee waives any claim or action against the Lessor in respect of the condition of the Leased Property and the Excluded Personal Property;

                  (d) the Lessor makes no warranty or representation express or implied, in respect of the Leased Property or the Excluded Personal Property or any part of the Leased Property or Excluded Personal Property, either as to its fitness for use, design or condition for any particular use or purpose or otherwise, as to the quality of the material or workmanship, latent or patent, it being agreed that all such risks are to be borne by the Lessee;

                  (e) the Lessee is solely responsible for the condition of the Leased Property and the Excluded Personal Property; and

                  (f) the Lessor makes no warranty or representation express or implied in respect of the Approvals, it being agreed that the Lessee shall be responsible for obtaining, maintaining and renewing all Approvals.

LESSEE'S COVENANTS RE APPROVALS ETC

7.2 The Lessee covenants that it complies with all obligations and Legal Requirements including that it:

                  (a)    has current valid Approvals;

                  (b)    will obtain, maintain and renew all Approvals; and

                  (c) do all things necessary to ensure that all Approvals are not prejudiced in any way.

7.3               The Lessee covenants that it:

                  (a) will immediately give Notice to the Lessor if any Approvals are not obtained, not renewed or are refused or have been revoked, suspended, terminated, otherwise cancelled or made subject to sanctions or conditions under Essential Legislation;

                  (b) will immediately give Notice to the Lessor if the Lessee is aware of any notice or information, whether formal or informal, that may form the basis for any Approvals to be refused or be revoked, suspended, terminated, otherwise

-14-
                         cancelled or made subject to sanctions or conditions under Essential Legislation;

                  (c) will during the Term continuously operate the Facility in accordance with its Primary Intended Use and shall use all reasonable endeavours to promote such business; and

                  (d) (without prejudice to the foregoing and except where required by law) shall not reduce, seek to reduce or allow to be reduced the number of approved beds, places or licenses at any Facility.

7.4 The Lessee covenants to rectify any remedial breaches of the covenants contained in clause 7.2 or clause 7.3 within 30 days or such lesser period of time as stipulated in Essential Legislation, except where the Lessor determines such breaches are critical or fundamental in which case such breaches must be rectified immediately.

USE OF LEASED PROPERTY

7.5 Without prejudice to clauses 7.2, 7.3 and 7.4 the Lessee shall not use the Leased Property or any portion thereof for any other use than the Primary Intended Use. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause or permit the cancellation or avoidance of or refusal of payment under any insurance policy covering the Leased Property or any part thereof, nor shall the Lessee sell or otherwise provide to residents or patients, or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried out under this Lease, or fire underwriter's regulation.

NO WASTE

7.6 The Lessee shall not commit or suffer to be committed any waste (not being ameliorating waste in compliance with the provisions of this Lease) on the Leased Property, or in any Facility, nor shall the Lessee cause or permit any nuisance.

NOT TO SUFFER CERTAIN THINGS

7.7 The Lessee shall neither use nor suffer or permit the Leased Property or any portion of the Leased Property, or the Lessee's Personal Property, or the Excluded Personal Property to be used in such a manner which:


                  (a) impairs the Lessor's (or the Lessee's, as the case may be) title; or

                  (b) is or in the proper opinion of the Lessor may be or become a nuisance or

-15-
                         damage (including, without limitation, annoyance caused by radio, television or other sound-producing apparatus or any machinery or mechanical instrument) to the Lessor or to the owners or occupiers of any adjoining or neighbouring property.

NO WARRANTY RE USE

7.8 There is no implied representation or warranty or other obligation on the part of the Lessor that the Primary Intended Use is a permitted use under the Planning Acts.

NOTICE OF DEFECT

7.9 Without delay upon becoming aware of it the Lessee shall give Notice to the Lessor of any defect in the state of the Leased Property which would or might give rise to an obligation on the Lessor to do or refrain from doing anything in order to comply with any duty of care imposed on the Lessor by statute or common law and the Lessee shall indemnify the Lessor against all actions, claims, costs, demands, expenses, liabilities and losses arising from any failure to give such Notice and at all times to display and maintain all safety notices (and their wording) which the Lessor may from time to time reasonably require to be displayed at the Leased Property.

NO HAZARDOUS SUBSTANCES

7.10 The Lessee shall not permit, conduct or allow on the Leased Property, the generation, introduction, presence, maintenance, use, receipt, acceptance, treatment, manufacture, production, installation, management, storage, disposal or release of any Hazardous Substances except in compliance with all Environmental Laws.

NOTICE OF REGULATORY ACTIONS

7.11 The Lessee will Notify the Lessor immediately upon learning of any existing, pending or threatened:

                  (a) investigation, inquiry, claim or action by any governmental or statutory authority or local council in connection with any Environmental Laws;

                  (b)    Third Party Claims;

                  (c)    Regulatory Actions; and/or

                  (d) Contamination of the Leased Property.

COST OF REMEDIAL ACTION

7.12              (a)    If any investigation and/or Clean-Up is required by
                         any Environmental Law or by the Lessor following an Environmental Audit under clause 7.14, then the

                         Lessee shall complete, at its own expense, such investigation and/or Clean-Up or cause each such other Person as may be responsible for any of the following to conduct such investigation and/or Clean-Up.

                  (b) In the case of the expiration or earlier termination of the Term of this Lease, the Lessee shall cause the Leased Property to be delivered in a manner that is required to ensure that the then present or future use, operation, leasing, development, construction, alteration, refinancing or sale of the Leased Property shall not be restricted by any environmental condition.

DELIVERY OF ENVIRONMENTAL DOCUMENTS

7.13 The Lessee shall deliver to the Lessor or its Associated Companies, complete copies of any and all Environmental Documents that may now be in or at any time in the future come into the possession of the Lessee.

ENVIRONMENTAL AUDIT

7.14 At the Lessee's expense, the Lessee shall from time to time, after the Lessor's request therefor, provide to the Lessor a written certificate, in form and substance satisfactory to the Lessor, from an environmental firm acceptable to the Lessor, which states that the Leased Property does not contain any Hazardous Substances other than those Hazardous Substances which will not materially adversely affect either the Primary Intended Use of the Facility or the value of the Leased Property. All tests and samples shall be conducted using generally accepted and scientifically valid technology and methodologies. The Lessee shall give the engineer or environmental consultant reasonable access to the Leased Property and to all records in the possession of the Lessee that may indicate the presence (whether current or past) or Release of any Hazardous Substances on, in, under or about the Leased Property. The Lessee shall also provide the engineer or environmental consultant an opportunity to interview such persons employed (at any time) in connection with the Leased Property as the engineer or consultant deems appropriate. After the Lessor has requested and received such a certificate from the Lessee, the Lessor shall not be entitled to request any further certificates unless:

                  (a) there have been any changes, modifications or additions to any Environmental Laws which apply to or affect the Leased Property;

                  (b) alterations of a structural nature have been made to the Leased Property;

                  (c) there has been a significant change in the condition of the Leased Property; or

                  (d) the Lessor has another good reason for requesting such certificate or certificates.

                  If the engineer or environmental consultant discovers any Hazardous Substances, the Lessee shall immediately report such fact to the Lessor, and the Lessee shall perform all of the Lessee's other obligations under this Lease with respect to such Hazardous Substances.

RIGHT OF ENTRY WHERE ENVIRONMENTAL MATTER

7.15 If the Lessee fails to provide an environmental audit referred to in clause 7.12, the Lessee shall permit the Lessor from time to time, by its employees, agents, contractors or representatives, to enter upon the Leased Property for the purposes of taking samples and conducting such soil and chemical tests or any other environmental investigations, examinations, or analyses (hereafter collectively referred to as "Investigation") as the Lessor may desire. The Lessor, and its employees, agents, contractors, consultants and/or representatives, shall conduct any Investigation in a manner which does not unreasonably interfere with the Lessee's use and operations except if the Investigation cannot otherwise be reasonably and inexpensively conducted. The Lessor shall give the Lessee reasonable prior notice other than in an emergency, before entering onto the Leased Property to conduct such Investigation, and shall provide copies of any reports or results to the Lessee, and the Lessee shall cooperate fully in such Investigation.

ENVIRONMENTAL MATTERS ON TERMINATION

7.16 At the end of this Lease, the Lessee shall cause the Leased Property to be delivered free of any and all Regulatory Actions and Third Party Claims and otherwise in compliance with all Environmental Laws affecting the Leased Property.

COMPLIANCE WITH ENVIRONMENTAL LAWS

7.17 The Lessee shall comply with, and cause its agents, servants and employees, to comply with, and shall use reasonable efforts to cause each tenant and other occupant and user of the Leased Property, and the agents, servants and employees of such tenants, occupants and users, to comply with each and every Environmental Law applicable to the Lessee, the Leased Property and each such tenant, occupant or user with respect of the Leased Property. Specifically, but without limitation:

                  (a) The Lessee shall obtain and maintain (and the Lessee shall use reasonable efforts to cause each tenant, occupant and user to obtain and maintain) all permits, certificates, licences and other consents and approvals required by any applicable Environmental Law from time to time with respect to the Lessee, each and every part of the Leased Property and/or the conduct of any business at the Facility or related thereto;

                  (b) The Lessee shall not cause, suffer or permit any Contamination;

                  (c) If a Contamination occurs, the Lessee shall promptly Clean-Up and remove any Hazardous Substance or cause the Clean-Up and the removal of any Hazardous Substance and in any such case the Clean-Up and removal of the Hazardous Substance shall be effected in strict compliance with and in accordance with the provisions of the applicable Environmental Laws;

                  (d) Promptly upon receipt by the Lessee of notice or discovery by the Lessee of any fact or circumstance which might result in a breach or violation of any covenant or agreement, the Lessee shall notify the Lessor in writing of such fact or circumstance; and

                  (e) Promptly upon receipt of any request, order or other notice relating to the Leased Property under any Environmental Law, the Lessee shall forward a copy thereof to the Lessor.

ENVIRONMENTAL RELATED REMEDIES

7.18 In the event of a breach by the Lessee beyond any applicable notice and/or grace period of its covenants with respect to environmental matters, the Lessor may, in its sole discretion, do any one or more of the following (the exercise of one right or remedy under this Lease not precluding the simultaneous or subsequent taking of any other right hereunder):

                  (a) Cause the Clean-Up of any Hazardous Substance or other environmental condition on or under the Leased Property, or both, at the Lessee's cost and expense; or

                  (b) Pay on behalf of the Lessee any damages, costs, fines or penalties imposed on the Lessee as a result of any Regulatory Actions; or

                  (c) Pay, on behalf of the Lessee, any damages, costs, fines or penalties imposed on the Lessee as a result of any Third Party Claims; or

                  (d) Demand that the Lessee make immediate payment of all of the costs of such Clean-Up and/or exercise of the remedies set forth in this clause 7.16 incurred by the Lessor and not paid by the Lessee as of the date of such demand whether or not such sums were added to the indebtedness secured by this Lease (and whether or not any court has ordered the Clean-Up) and such costs shall become immediately due and payable, without notice.

ENVIRONMENTAL INDEMNITIES

7.19 The Lessee shall and does hereby indemnify, defend and hold harmless the Lessor, its principals, officers, directors, agents and employees from each and every incurred and potential claim, cause of action, damage, demand, obligation, fine, laboratory fee, liability, loss, penalty, imposition settlement, levy, lien, removal, litigation, judgment, proceeding, disbursement, expense and/or cost (including without limitation the cost of each and every Clean-Up), however defined and of whatever kind or nature, known or unknown, foreseeable or unforeseeable, contingent or otherwise (including, but not limited to, legal fees, consultants' fees, experts' fees and related expenses, capital, operating and maintenance costs), incurred in connection with:

                  (a)    any investigation or monitoring of site conditions; and

                  (b) any Clean-Up required or performed by any state or local government entity or performed by any other entity or Person because of the presence of any Hazardous Substance, Release, threatened Release or any Contamination on, in, under or about any of the Leased Property which may be asserted against, imposed on, suffered or incurred by the Lessor arising out of or in any way related to, or allegedly arising out of or due to any environmental matter including, but not limited to, any one or more of the following:

                         (i) the disposal, release, threatened release or the presence of or disturbance of any Hazardous Substance on, in, at, from, under or affecting the Leased Property, including, without limitation, the presence of any Hazardous Substance which has come to be located in, on, at, under, or near the Leased
                                  Property from another location;

                         (ii) all injuries to health or safety (including wrongful death), or to the environment, by reason of environmental matters relating to the condition of or activities past or present on, at, in, under any of the Leased Properties;

                         (iii) all breaches, and alleged breaches, of any Environmental Law relating to the Leased Property or any activity on, in, at, under or near the Leased Property;

                         (iv)     all misrepresentations relating to
                                  environmental matters in any documents or materials furnished by the Lessee to the Lessor and/or its representatives;

                         (v) each and every Event of Default under this Lease relating to environmental matters;

                         (vi) any and all legal proceedings brought or threatened against any the Lessor, settlements reached and governmental orders relating to any Hazardous Substances at, on, in, under or near the Leased Property, and all demands of governmental authorities, and all policies and requirements of the Lessor's insurers, based upon or in any way related to any Hazardous Substances at, on, in, under the Leased Property.

RIGHTS ADDITIONAL AND WILL SURVIVE

7.20 The rights granted to the Lessor under this clause 7 are in addition to and not in limitation of any other rights or remedies available to the Lessor under this Lease or allowed at law or in equity. The indemnification obligations set forth in this clause 7 shall survive the expiration or earlier termination of the Term of this Lease.

LEGAL AND INSURANCE REQUIREMENTS

7.21 Subject to Part 12 relating to permitted contests, the Lessee, at its expense, will promptly comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property and the Lessee's Personal Property, whether or not compliance requires execution of structural changes or other works to the Leased Property and whether by landlord or tenant, or interferes with the use and enjoyment of the Leased Property.

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PART 8            FINANCIAL COVENANTS

LESSEE'S TANGIBLE NET WORTH

8.1 At all times during the Term, the Lessee shall maintain a Tangible Net Worth of not less than the Minimum Net Worth. If at any time during the Term, the Lessor or the Lessee discovers that the Lessee's Tangible Net Worth is less than the Minimum Net Worth then the Lessee shall cause its shareholders or new shareholders to contribute equity capital to the Lessee as necessary to satisfy the requirements under this Part. The Lessee must satisfy such requirements within a 30 day period after discovery, and the failure to do so shall constitute an Event of Default under this Lease.

CURRENT RATIO

8.2 All times during the Term of this Lease the Lessee shall maintain a ratio of Current Assets to Current Liabilities of not less than 1.1 to 1.

CASH FLOW/RENT RATIO

8.3 At all times during the Term the Lessee shall maintain a ratio of Cash Flow to Rent of not less than 1.25 to 1.

CASH FLOW COVERAGE FOR ADDITIONAL DEBT

8.4 The Lessee shall not incur any additional Debt until such time as the ratio of Cash Flow to Debt Service equals or exceeds the ratio of Cash Flow to Rent for the relevant Lease Year which the Lessee must maintain in accordance with clause 8.3 (after including the proposed additional Debt in the definition of Debt for purposes of arriving at Debt Service with respect to the new Debt). The Lessee's Debt shall be determined as of the end of each calender year from the Lessee's Accounts. As used in this clause, Debt excludes loans from Associated Companies of the Lessee which are subordinated to the rights of the Lessor under written subordination agreements in a form and substance acceptable to the Lessor acting reasonably.

MINIMUM CAPITAL EXPENDITURE

8.5 The Lessee shall during each Lease Year expend at least $300 (exclusive of GST and any sums expended in replacing Lessor's Personal Property in accordance with clause 6.4) per Bed for capital expenditures to improve the net underlying asset value of the Facilities increased in each year by a proportion equivalent to the increase in the Consumer Price Index during the preceding Lease Year (making such arithmetic adjustments as shall be necessary to reflect any rebasing of the Consumer Price Index).

LIMITATION ON DISTRIBUTIONS

8.6 During the whole of the second year of the Term, the Lessee shall not make any payment or distribution by way of dividend, loan (including, but not limited to, a loan to a Group Company), principal or interest payment or Management Fees or otherwise to any Person (whether an Associated Company or not). For the remainder of the Term, the Lessee shall not make any payment or distribution by way of dividend, loan (including, but not limited to, a loan to a Group Company), principal or interest payment or Management Fees or otherwise to any Person (whether an Associated Company or not) except for any such payments or distribution to the Lessor or any of the Lessor's Associated Companies unless and until the Lessee has first paid the Rent and Additional Charges due for the month in which such payment or distribution is made and any due in respect of any previous period.



PART 9            MAINTENANCE AND REPAIR

MAINTENANCE OF THE LEASED PROPERTY

9.1 The Lessee, at its expense, will keep the Leased Property and all services, facilities, landscaping, private roadways, pavements and kerbs appurtenant to the Leased Property and which are under the Lessee's control and the Lessee's Personal Property and the Excluded Personal Property in good and substantial repair and condition including rebuilding of the whole of the Leased Property where necessary (whether or not the need for such repairs occurs as a result of the Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion of the Leased Property or as a result of any latent or inherent defects or any cause whatever).

CAPITAL IMPROVEMENTS

9.2 The Lessee shall make the structural and capital improvements to the Leased Property required by clause 8.5 in accordance with annual capital budgets to be prepared by the Lessee and submitted to the Lessor by 1 June of each Lease Year and approved by the Lessor (such approval not to be unreasonably withheld or delayed). If a capital budget is not so approved the Lessee shall within 14 days submit a revised version which procedure shall be repeated as often as may be necessary.

REPAIR QUALITY

9.3 All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work, and, subject to the provisions of clause 9.11, where, by reason of age or condition, such repairs cannot be made to the quality of the original work, the property to be repaired shall be replaced.

PAINT

9.4 As often as shall be necessary the Lessee will paint those parts of the exterior and interior of each Facility which have been previously painted or are required to be painted. The Lessor shall have the right (acting reasonably) to determine when it is necessary to paint each Facility.

NOTICE TO LESSEE

9.5 The Lessee shall within 3 months (or such longer period as the Lessor shall allow having regard to the works required to remedy the disrepair or breach of covenant or condition) after service upon the Lessee of Notice of any disrepair or breach of covenant or condition for which the Lessee is liable under this Lease (or immediately in case of need) make good the same.

SHORING

9.6 The Lessee shall do or cause others to do all reasonably required shoring of the Leased Property or adjoining property (whether or not owned by the Lessor) or of the foundations and walls of the Leased Property, and every other act necessary or appropriate for the preservation and safety of the Leased Property, by reason of or in connection with any subsidence, settling or excavation or other building operation upon any of the Leased Property or adjoining property.

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LEVEL OF MAINTENANCE

9.7 It is the intention of the provisions of this clause 9 that the level of maintenance of the Leased Property shall be not less than that necessary to maintain each Facility for the Primary Intended Use in a manner required by the Essential Legislation and consistent with the generally accepted standards of good maintenance applied in other facilities of a similar nature for the Primary Intended Use in the locality of that Facility and broadly in the same market sector as that Facility.

LESSOR NOT LIABLE FOR REPAIRS ETC

9.8 The Lessor shall not under any circumstances be required to build or rebuild any improvements on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or upon any adjoining property, whether to provide lateral or other support for the Leased Property or abate a nuisance affecting the Leased Property, or otherwise, or to make any expenditure whatsoever with respect to the Leased Property, in connection with this Lease, or to maintain the Leased Property in any way.

LESSEE WAIVER

9.9 The Lessee waives, to the extent permitted by law, the right to make repairs or to execute other works at the expense (in whole or part) of the Lessor (or to require the Lessor to execute the same) under any law in effect at the time of the execution of this Lease or in future enacted.

LESSOR NOT CONTRACTING PARTY

9.10              Nothing contained in this Lease shall be construed as:

                  (a) constituting the consent or request of the Lessor, expressed or implied, to any contractor, subcontractor, labourer, supplier or vendor to or for the performance of any labour or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of the Leased Property or any part thereof; or

                  (b) giving the Lessee any right, power or permission to contract for or permit the performance of any labour or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the title of the Lessor to the Leased Property, or any

-25-
                  portion thereof.

REPLACEMENT PROPERTY

9.11 The Lessee shall from time to time as required (including as required pursuant to any Legal Requirements) replace the Replaced Property with the Replacement Property provided, however, that the Replacement Property shall:

                  (a)    be in good operating condition;

                  (b) have a then value (as adjusted for inflation by reference to movements in the Consumer Price Index) and useful life at least equal to the value and estimated useful life of the Replaced Property as of the date hereof for Replaced Property specified above), or have a value and useful life at least equal to the value and estimated useful life of the Replaced Property immediately before the time that such Replaced Property shall have been required to be replaced in accordance with these provisions; and

                  (c) be suitable for a use which is the same or similar to that of the Replaced Property.

                  The Lessee shall repair at its sole cost and expense all damage to the Leased Property caused by the removal of Replaced Property or the installation of Replacement Property. All Replacement Property shall become the property of the Lessor and shall become a part of the Fixtures or the Lessor's Personal Property, as the case may be, to the same extent as the Replaced Property had been. The Lessee shall promptly advise the Lessor of all such Replacement Property, and if so requested by the Lessor in writing, the Lessee shall promptly cause to be executed and delivered to the Lessor an invoice, bill of sale or other appropriate instrument evidencing the transfer or assignment to the Lessor of all estate, right, title and interest (other than the leasehold estate created by this Lease) of the Lessee or any other Person in and to the Replacement Property, free from all liens and other exceptions to title and encumbrances, and the Lessee shall pay all taxes, fees, costs and other expenses that may become payable as a result thereof.

YIELD UP

9.12 Unless the Lessor transfers the Leased Property to the Lessee under this Lease, the Lessee will, upon the expiration or prior termination of the Term, vacate and yield up the Leased Property to the Lessor in all material respects in such condition as is consistent with the Lessee's repairing covenants set out in clause 9.1 and the Lessee's obligation in clause 8.5 except as permitted or required by the provisions of this Lease, in full compliance with all covenants and provisions of this Lease free from any Encumbrance.

ENCROACHMENTS

9.13 If any Facility, at any time, encroaches upon any property, street or right-of-way adjacent to that Facility, or violates the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting that Facility, or any part thereof, or impairs the rights of others under any easement or right-of-way to which that Facility is subject, then promptly upon the request of the Lessor or at the behest of any Person affected by any such encroachment, violation or impairment, the Lessee shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment as provided in Part 12 and in such case, in the event of an adverse final determination, either:

                  (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect the Lessor or the Lessee; or

                  (b) make such changes in that Facility, and take such other actions, as the Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of that Facility, and in any event take all such actions as may be necessary in order to be able to continue the operation of that Facility for the Primary Intended Use substantially in the manner and to the extent that Facility was operated before the assertion of such violation, impairment or encroachment.

                  The Lessee may offer the Lessor a full indemnity in respect of any such matters by way of remedy which the Lessor may in its absolute discretion accept or refuse by way of discharge of the Lessee's obligations under this clause. The Lessee shall not have any claim or set off or deduction or counterclaim with respect to any such violation, impairment or encroachment. Any alteration must be made in conformity with the applicable requirements of Part 10.

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PART 10           ALTERATIONS AND ADDITIONS

ALTERATIONS REQUIRED BY LAW

10.1 The Lessee shall not make any structural or external alterations, improvements or additions to the Leased Property or any part thereof except such as may be required by any Legal Requirement or for the proper performance of the Obligations.

OTHER ALTERATIONS

10.2 The Lessee shall not make or permit to be made any internal nonstructural alterations, improvements or additions or any structural or external alterations improvements or additions (not being prohibited by clause 10.1) of or to the Leased Property or any part thereof, unless and until the Lessee has caused plans and specifications to have been prepared, at the Lessee's expense, by a qualified architect (save for minor nonstructural alterations, improvements or additions which have a financial value of less than $50,000 in which case architect plans need not be provided to the Lessor unless the Lessor reasonably so requests) and has obtained the Lessor's prior written approval to such plans and specifications (which approval shall not be unreasonably withheld or delayed) and will in any event be granted (subject to such conditions as the Lessor may reasonably require) for any alterations required by any Legal Requirement or Insurance Requirement or to maintain the registration of a Facility in compliance with the Lessee's covenants hereunder).

COST LESS THAN $50,000

10.3 If the estimated cost of the alteration, improvement or addition is less than $50,000 (exclusive of any GST payable thereon), the Lessee shall give the Lessor at least 15 Business Days Notice of such planned alteration, improvement or addition in advance of the commencement of construction.

COST EXCEEDS $300,000

10.4 If the estimated cost of the alteration, improvement or addition is or exceeds $300,000 then the Lessee shall deposit with the Lessor an amount equal to the estimated cost of the alteration, improvement or addition or shall provide the Lessor with evidence (if satisfactory to the Lessor) of the availability to the Lessee of the funds for such work. If the Lessee deposits the funds, the Lessor shall retain these funds in an interest bearing account in the joint names of the Lessor and the Lessee but under the sole control of the Lessor and pay such interest reasonably as it is actually received (net of any deduction by the bank) on the balance deposited to the Lessee and disburse the amount so deposited in the same manner as is provided for insurance proceeds in Part 14 of this Lease.

DEPOSIT INSUFFICIENT

10.5 If the deposit is determined by the Lessor at any time to be insufficient for the completion of the addition, improvement or alteration, the Lessee shall immediately deposit with the Lessor any deficiency to be held and disbursed by the Lessor as provided for herein.

TERMINATION BEFORE ALTERATIONS

10.6 If this Lease is terminated without the alterations or addition having been commenced the funds will be refunded to the Lessee with the accrued interest. On completion of the alterations or addition the funds and interest not properly disbursed shall be paid to the Lessee.

WORK TO BE PERFORMED IN WORKMANLIKE MANNER ETC

10.7 The Lessee shall ensure that any work carried out by the Lessee to the Leased Property (including work under this clause 10):

                  (a) is done in accordance with the relevant plans and specifications approved by the Lessor (provided that such approval shall not be unreasonably withheld or delayed);

                  (b)    is done at the Lessee's expense;

                  (c) is done promptly, and in a first class workmanlike manner by a contractor approved by the Lessor (provided that such approval shall not be unreasonably withheld or delayed);

                  (d) shall constitute a complete architectural unit in keeping with the character of the relevant Facility and the area in which the Leased Property is located;

                  (e) is done in accordance with all Legal Requirements and the reasonable requirements and directions of the Lessor;

                  (f) will not diminish the value of the relevant Facility or change the Primary Intended Use of the relevant Facility.

LESSOR TO OWN

10.8 Each and every such improvement, alteration or addition shall immediately become a part of the Leased Property and shall belong to the Lessor subject to the terms and conditions of this Lease.



PART 11           ENCUMBRANCES

11.1 Subject to the provisions of Part 12, the Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, Encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or Encumbrance in respect of the Rent, not including, however:

                  (a)    this Lease;

                  (b)    the matters, if any, set forth in Schedule 3;

                  (c) restrictions, liens and other Encumbrances which are permitted by the terms of this Lease or are consented to in writing by the Lessor before registration and the Facility Mortgagee or any easements granted by or consented to in writing by the Lessor;

                  (d) liens for those taxes of the Lessor which the Lessee is not required to pay under this Lease;

                  (e) liens for Outgoings or for sums resulting from noncompliance with Legal Requirements so long as:

                         (i)      the same are not yet payable; or

                         (ii) such liens are in the process of being contested as permitted by Part 12;

                  (f) liens of mechanics, labourers, material men, suppliers or vendors for sums either disputed or not yet due, provided that:

                         (i) the payment of such sums shall not be postponed under any related contract for more than 60 days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or;

                         (ii) any such liens are in the process of being contested as permitted by Part 12 and during the period of such contest payment may lawfully be delayed for more than 60 days;

                  (g) any Encumbrances created by the Lessor or which relate to Debt or other indebtedness of the Lessor or any of its Associated Companies; and

                  (h) security granted over this Lease for the repayment of borrowed money to assist in the operation of the Facility and the making of any alterations or additions of the type contemplated by this Lease.



PART 12           PERMITTED CONTESTS

LESSEE MAY CONTEST

12.1 The Lessee may, on its own (or on the Lessor's behalf or in the Lessor's name), but at the Lessee's sole cost and expense, contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of any Outgoing or any Legal Requirement or Insurance Requirement or any lien, attachment, levy, encumbrance, charge or claim, or any encroachment or restriction burdening the Leased Property ("Claims") not otherwise permitted by Part 11, (but this shall not be deemed or construed in any way as relieving, modifying or extending the Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner provided in this Part 12).

LESSEE NOT RELIEVED

12.2 Legal proceedings under clause 12.1 shall not operate to relieve the Lessee from its obligations under this Lease and the Lessee must not cause or allow the sale of the Leased Property, or any part thereof, to satisfy the same or cause the Lessor or the Lessee to be in default under any Encumbrance or in violation of any Legal Requirements or Insurance Requirements upon the Leased Property or any interest therein.

LESSEE TO PROVIDE BOND OR DEPOSIT

12.3              Upon request of the Lessor, the Lessee shall either:

                  (a) provide a bond, letter of credit or other assurance reasonably satisfactory to the Lessor that all Claims which may be assessed against the Leased Property

-31-
                         together with interest, costs and penalties, if any, thereon will be paid; or

                  (b) deposit within the time otherwise required for payment with a bank or trust company selected by the Lessor as trustee, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest, costs and penalties in connection therewith and all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in the legal proceedings.

EVIDENCE OF DEPOSIT

12.4 The Lessee shall furnish the Lessor and any Facility Mortgagee and any other party entitled to enforce any Legal Requirements or Insurance Requirements with such evidence of such deposit as they may reasonably require within 5 days of such deposit under clause 12.3. The Lessor agrees to join in any such proceedings if the same are required to legally prosecute such contest of the validity of such Claims. The Lessor shall not by so doing be subjected to any liability for the payment of any costs or expenses in connection with any proceedings under clause 12.1 and the Lessee covenants to indemnify and save harmless the Lessor from any such costs or expenses, including but not limited to reasonable legal fees incurred in any arbitration or mediation proceeding, trial, appeal and post-judgment enforcement proceedings. The Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by the Lessee or paid by the Lessor and for which the Lessor has been fully reimbursed.

LESSOR MAY SATISFY IN DEFAULT

12.5 If the Lessee fails to pay or satisfy the requirements or conditions of any Claims when due or to provide the security therefor as provided in this clause and to diligently prosecute any contest of the same, the Lessor may, upon 30 days' advance written Notice to the Lessee, pay or satisfy such Claims together with any interest and penalties and the same (or the cost thereof) shall be repayable by the Lessee to the Lessor forthwith as Additional Charges. If the Lessor reasonably determines that the giving of such Notice would risk loss to the Leased Property or cause damage to the Lessor, then the Lessor shall give such written Notice as is practical under the circumstances.

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FURTHER DEPOSIT

12.6 At any time after an Event of Default has occurred (and if remediable has not been cured) the Lessor, in its sole discretion, shall be entitled to require the Lessee to pay monthly a pro rata portion of the amounts required to comply with the Insurance Requirements, any Outgoing and any Legal Requirements, and when such obligations become due, the Lessor shall pay them (to the extent of the deposit) upon Notice from the Lessee requesting such payment. If sufficient funds have not been deposited to cover the amount of the obligations due at least 30 days before the due date, the Lessee shall forthwith deposit the same with the Lessor upon written request from the Lessor which shall account to the Lessee for interest thereon in the manner referred to in Part 10 above.

LESSOR TO APPLY FUNDS

12.7 Upon an Event Default under this Lease, any of the funds remaining on deposit may be applied under this Lease, in any manner and on such priority, as determined by the Lessor and without Notice to the Lessee and accounted for as a payment made by the Lessee for the Lessor.



PART 13           INSURANCE

LESSEE TO INSURE

13.1 During the Term the Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property, including the Lessor's Personal Property and the Lessee's Personal Property, insured with the kinds and amounts of insurance described this clause 13.

LESSOR MAY INSURE

13.2 The Lessor may, by Notice to the Lessee, insure or procure insurance on behalf of and in the name of the Lessee and the Lessor and such others as the Lessor may require in the same manner and on the same terms as the Lessee is required to insure under this Lease and in such circumstances:

                  (a) the Lessee shall pay the premium for the same (or any increased premiums) to the Lessor or directly to the insurer or the insurance broker as may be directed by the Lessor on demand;

                  (b) all other obligations relating to such insurance (including for the avoidance of doubt dealing with the insurance proceeds and the Lessee's obligations

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                         regarding restoration) shall remain with the Lessee or
                         the Lessor as specified in this Lease;

                  (c) this insurance shall be written by reputable companies approved by the Lessor and the Lessor shall be entitled to retain for its own benefit any commission paid or allowed by the insurers;

                  (d) all such policies provided and maintained during the Term shall be placed with an insurance office of good repute having its principal place of business in Australia;

                  (e) the policies must name the Lessor as an additional insured.

PAYMENT OF LOSSES

13.3 Losses shall be payable to the Lessor or the Lessee as provided in Part 14. In addition, the policies shall name as an additional insured any Facility Mortgagee and must be in accordance with any such other requirements as may be established by the Facility Mortgagee.

LOSS ADJUSTMENT

13.4 Any loss adjustment of an amount in excess of $250,000 shall require the written consent of the Lessor, the Lessee, and the Facility Mortgagee, which consent shall not be unreasonably withheld by either the Lessor or the Lessee. Evidence of insurance (including evidence of timely renewal thereof) shall be deposited with the Lessor and, if requested, with the Facility Mortgagee.

REQUISITE INSURANCE

13.5 The requisite insurance referred to in clause 13.1 is as follows:

                  (a) Insured Risks including but not limited to sprinkler leakage, in an amount not less than one hundred per cent (100%) of the then Full Replacement Cost thereof.

                  (b) Business interruption (including without limitation rent payable following the temporary or permanent closure of any of the Leased Property as a result of any notifiable disease and/or following loss or expiration (without renewal) or other termination or suspension of any licence consent or approval of or registration with competent authority required for the use of the Facilities or any of them for the Primary Intended Use) under a business interruption insurance policy covering risk of loss during reconstruction necessitated by the occurrence of any of the Insured Risks (but in no event for a period less than

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                         3 years) in an amount sufficient to prevent the Lessor
                         and the Lessee from becoming a co-insurer. The insurance required to be taken out under this clause must fully respond to the loss incurred until return to normal trading.

                  (c) Claims for personal injury or property damage under a policy of commercial broadform general public liability insurance with a combined single limit per occurrence in respect of bodily injury and death and property damage of $50 million, and an aggregate limitation of $50 million, which insurance shall insure performance by the Lessee of the indemnity provisions of Part 22 of this Lease.

                  (d) Claims arising out of malpractice in an amount not less than $20 million if obtainable on reasonable commercial terms in the Australian insurance market for each Person and for each occurrence.

INSURANCE DURING ALTERATIONS ETC

13.6 During such time as the Lessee is constructing any alterations, improvements or additions to the Leased Property, the Lessee, at its sole cost and expense, shall carry, or cause to be carried:

                  (a workers' compensation insurance and employers' liability insurance covering all persons employed in connection with the same in statutory limits;

                  (b a completed operations endorsement to the commercial general liability and property damage insurance policies referred to above (endorsed to allow for alterations and additions to the Lease Property up to an amount of $1 million per contract);

                  (c builder's risk insurance, completed value form, covering all physical loss, in an amount satisfactory to the Lessor; and

                  (d     a principal controlled contract works policy;

                  (e such other insurance, in such amounts, as the Lessor reasonably deems necessary to protect the Lessor's interest in the Leased Property from any act or omission of the Lessee's contractors or subcontractors.


UMBRELLA COVERAGE

13.7 If the Lessee chooses to carry umbrella liability coverage to obtain the limits of liability required under this Lease, all such policies must cover in the same manner as the primary commercial general liability policy and must contain no additional exclusions or limitations materially different from those of the primary policy.

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IMPARTIAL APPRAISER

13.8 If the Lessor reasonably believes the Full Replacement Cost of the Leased Property has increased at any time during the Term of this Lease, it shall have the right to have such Full Replacement Cost reasonably redetermined by the fire insurance company which is then carrying the largest amount of fire insurance carried on the Leased Property which may appoint for such purpose an independent professional valuer (being a member of no less than 5 years standing of the Australian Institute of Valuers and Land Economists)("impartial appraiser").

DETERMINATION OF IMPARTIAL APPRAISER

13.9 The determination of the impartial appraiser shall be final and binding on the parties hereto, and the Lessee or the Lessor (whichever shall insure) shall forthwith increase, but not decrease, the amount of the insurance carried under this
                  Part 13, as the case may be, to the amount so determined by the impartial appraiser, subject to the approval of the Facility Mortgagee, as applicable. Each party shall pay one-half of the fee, if any, of the impartial appraiser.

LESSOR TO PAY IN CERTAIN CIRCUMSTANCES

13.10 If the Lessor requires such a valuation more than once in every 3 years the cost of any such second or subsequent valuation shall be borne wholly by the Lessor.

ADDITIONAL INSURANCE

13.11 In addition to the insurance described above, the Lessee shall maintain such additional insurance as may be required from time to time by the Facility Mortgagee and shall at all times maintain adequate employer's liability insurance coverage for all persons employed by the Lessee on the Leased Property. Such employer's liability insurance shall be in accordance with the requirements of applicable Legal Requirements.


WAIVER OF SUBROGATION

13.12 All insurance policies carried by either party covering the Leased Property, the Fixtures, the Facility, the Lessor's Personal Property or the Lessee's Personal Property including without limitation, contents, fire and third party liability (including personal injury and damage to property) insurance, shall expressly:

                  (a waive any right of subrogation on the part of the insurer against the other party and shall be subject to a condition that the interests of the Lessor and of any Facility Mortgagee in such insurance shall not be prejudiced by any act or negligence of the Lessee or other occupier of any Leased Property whereby the risk is increased without the authority or knowledge of the Lessor or the Facility Mortgagee; and

                  (b provide that a breach of any condition of warranty of the policy by any insured party shall not prejudice the rights of the other insured parties to cover provided by the insurance.

LESSOR ENTITLED TO RECOVERY

13.13 If requested by the Lessor and if available on a commercially reasonable basis to the Lessee, all public liability and property damage insurance shall contain a provision that the Lessor, although named as an insured, shall nevertheless be entitled to recovery under such policies for any loss, damage, or injury to the Lessor, its servants, agents, and employees by reason of the negligence of the Lessee or the Lessor. Each insurer mentioned in this Part 13 shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to the Lessor, that it will give to the Lessor (and to the Facility Mortgagee, if required) at least 30 days' written Notice before the policy or policies in question shall be altered, allowed to expire, cancelled or postponed.

NOTICE OF ACCEPTABLE LIMITS

13.14 If, from time to time after the date of this Lease, the Lessor determines in the exercise of its reasonable business judgement that the limits of the personal injury or property damage - public liability insurance then carried are insufficient, the Lessor may give the Lessee Notice of acceptable limits for the insurance to be carried, and the insurance shall be increased to limits as prescribed by the Lessor until further increase under the provisions of this clause.

BLOCK POLICY

13.15 Subject to the provisions of clause 13.1 the Lessee's or (if the Lessor shall insure) the Lessor's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called block policy or policies of insurance carried and maintained by the Lessee or (as the case may be) the Lessor subject to the coverage afforded to the Lessor and the Lessee not being reduced or diminished or otherwise materially different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of the block policy. The requirements of this Part 13 (including satisfaction of the Facility Mortgagee's and the approval of the Facility Mortgagee if applicable) are otherwise satisfied, and that (if the Lessee insures) the Lessee maintains specific allocations acceptable to the Lessor.

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NO SEPARATE INSURANCE

13.16 The Lessee shall not on the Lessee's own initiative or under the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Part 13, to be furnished by, or which may reasonably be required to be furnished by, the Lessee, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases the Lessor and all Facility Mortgagees are included as additional insureds, and the loss is payable under such insurance in the same manner as losses are payable under this Lease.

ADDITIONAL COVER

13.17             Nothing shall prohibit the Lessee from:

                  (a securing insurance required to be carried under this Lease with higher limits of liability than required in this Lease; or

                  (b from insuring against risks in addition to the Insured Risks and as to such insurance, the Lessor and any Facility Mortgagee need not be included as additional insureds, nor must the loss be payable in the same manner as losses are payable under this Lease except to the extent required to avoid a default under the Facility Mortgage or any other encumbrance. The Lessee shall immediately notify the Lessor of the taking out of any such separate insurance or of the increasing of any of the amount of the then existing insurance.


PART 14           INSURANCE PROCEEDS


A.                RISKS COVERED BY INSURANCE

PAYMENT OF PROCEEDS

14.1 All Net Proceeds shall be paid to the Lessor or the Lessee as appropriate in accordance with the terms of this Lease and applied as provided in this Lease.

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NET PROCEEDS LESS THAN $250,000

14.2 If the Net Proceeds are less than $250,000, and, if no Event of Default has occurred or if an Event of Default has occurred and where capable of remedy has been remedied, the Net Proceeds shall be paid directly to the Lessee and applied to any restoration or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof.

NET PROCEEDS EXCEED $250,000

14.3 If the Net Proceeds equal or exceed $250,000, and if no Event of Default has occurred or if an Event of Default has occurred and where capable of remedy has been remedied, the Net Proceeds shall be paid to and held by the Lessor and made available by the Lessor for restoration or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, as provided in clause 14.22. This clause shall not be construed as imposing any obligation on the Lessor to restore or repair any such damage or destruction.

DISBURSEMENT OF NET PROCEEDS

14.4 Within 15 days after the receipt of the Net Proceeds, the Lessor and the Lessee shall agree as to the portion attributable to the Lessee's Personal Property (and failing such agreement shall submit the matter to expert determination under the provisions of this Lease) and those Net Proceeds which the parties agree are payable by reason of any loss or damage to any the Lessee's Personal Property shall be disbursed in the manner specified in clause 14.14. The Lessor shall pay any interest received (net of any deduction) to the Lessee in respect of such money held on the basis referred to at Part 10.

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TOTAL DESTRUCTION

14.5 If during the Term the Leased Property is totally damaged or destroyed by an Insured Risk and a Facility or Facilities thereby rendered totally Unsuitable for Its Primary Intended Use ("Affected Property"), the Lessee shall give the Lessor Notice of such damage or destruction within 5 Business Days of the occurrence thereof. The Lessee shall, within 90 days of the occurrence, either commence the restoration of the Affected Property substantially to the same (or better) condition as the condition of the Affected Property immediately before the damage or destruction, and complete such restoration with all diligence and within 12 months of the occurrence, or offer in writing to purchase the Leased Property from the Lessor on the terms set out in Part 18 for the Repurchase Price of the Leased Property and (subject to clause 14.7) such purchase must be completed within 12 months.

ACCOUNT FOR NET PROCEEDS

14.6 If such purchase is completed, the Lessor shall account to the Lessee for any Net Proceeds received by the Lessor or any Facility Mortgagee by crediting the same against the purchase price of the Affected Property and by paying (if any) in cash to the Lessee.

OFFER TO PURCHASE NOT ACCEPTED

14.7 If the Lessor does not accept the Lessee's offer to purchase the Leased Property (within 10 days of its receipt thereof), the Lessee shall within the 12 month time limit, restore the Affected Property to substantially the same condition (or better) as existed immediately before the damage or destruction.

PARTIAL DESTRUCTION

14.8 If during the Term, a Facility is partially damaged or destroyed by an Insured Risk but the Affected Property is not thereby rendered Unsuitable for Its Primary Intended Use, within 60 days after the occurrence, the Lessee shall commence the restoration of and thereafter diligently restore the Affected Property to substantially the same (or better) condition as existed immediately before the damage or destruction.

FAILURE BY LESSEE TO OBTAIN APPROVALS

14.9 If the Lessee cannot within a reasonable time after diligent efforts to do so obtain all necessary approvals, permits, licenses, and certificates in order to be able to perform all required repair and restoration work and to operate the Affected Property for its Primary Intended Use in substantially the same manner as that existing immediately before the damage or destruction then, the Lessee may offer to purchase the Affected Property from the Lessor and the terms set out or referred to in clause 14.5 shall apply.



B.                RISKS NOT COVERED BY INSURANCE

RISK NOT COVERED

14.10 Except as provided in clause 14.18, if during the Term, the Affected Property is totally or partially destroyed from a risk not covered by the insurance described in Part 13, the Lessee shall give the Lessor Notice of such damage or destruction within 5 Business Days after the occurrence thereof.

LESSEE TO HAVE OPTION WHERE RISKS NOT COVERED

14.11 Whether or not the damage or destruction renders the Affected Property Unsuitable for Its Primary Intended Use, the Lessee at its option shall either restore the Affected Property to substantially the same (or better) condition than it was in immediately before such damage or destruction (and the damage or destruction shall not terminate this Lease) or will offer in writing to purchase the Leased Property from the Lessor for the Purchase Price in accordance with the provisions of clauses 14.5 (and subject to the provisions of clause 14.7) on the terms set out in Part 18 such purchase to the completed within 180 days of the occurrence.

FAILURE TO ELECT

14.12 If the Lessee fails to make the election within 60 days after the occurrence or if the Lessee elects not to restore within such 60 day period then the Lessee shall be deemed to have offered to purchase the Leased Property on the terms described or referred to in this clause 14.

LESSEE ELECTS TO RESTORE

14.13 If the Lessee elects to restore the Affected Property and fails to commence or complete the restoration within 1 year after the occurrence then the Lessee shall be deemed to have elected to purchase the Affected Property on such date and the Lessor may accept such deemed election by serving Notice on the Lessee within 10 days of such date and in such circumstances the Lessee shall purchase the Affected

-41-
                  Property within 14 months of the occurrence on the terms set out in Part 18 (except that clause Payment of insurance proceeds shall not apply). If the Lessor does not accept such deemed election, the Lessee shall restore the Affected Property as aforesaid within 18 months of the occurrence.

C.                EITHER CASE

PAYMENT OF INSURANCE PROCEEDS

14.14 All insurance proceeds payable by reason of any loss of or damage to any of the Lessee's Personal Property shall be paid to the Lessee, and the Lessee shall hold such insurance proceeds and apply them to pay the cost of repairing or replacing the damaged Lessee's Personal Property.

RESTORE ALTERATIONS ETC

14.15 If the Lessee is required or elects to restore the Affected Property as provided in this Part 14, the Lessee shall also restore all alterations and improvements made by the Lessee and all of the Lessee's Personal Property and the Excluded Personal Property. There shall be no obligation on the Lessee under this clause to replace (or pay for the replacement of) the Residents' Personal Property.

NO ABATEMENT OR TERMINATION

14.16 This Lease shall remain in full force and effect and the Lessee's obligation to pay Rent and Outgoings and all other charges required by this Lease shall remain unabated during the Term including without limitation any period required for repair and restoration.

PERMITTED SURRENDER

14.17 On a permitted surrender of a Leased Property in accordance with the terms of this Lease (being on the completion of the purchase of such Leased Property by the Lessee or the compulsory purchase of such Leased Property) subject as provided below the Rent shall be apportioned in accordance with the proportions set out in Schedule 2 provided that the rent apportioned to the Leased Property surrendered shall not in any circumstance exceed the relevant Maximum Rent Apportionment and the rent apportioned to the remaining Leased Property shall not in any circumstance be less than the Minimum Continuing Rent.

DAMAGE NEAR END OF TERM - CANNOT BE REPAIRED

14.18 Notwithstanding any provision in this Part 14 to the contrary, if damage to or destruction of the Affected Property occurs during the last 12 months of the Term and if such damage or destruction cannot be fully repaired and restored within 6 months immediately following the date of loss or such damage or destruction renders the Affected Property Unsuitable for Its Primary Intended Use (and before the terminating date of this Lease), then the Lessee shall at the Lessee's election forthwith either:

                  (a restore the Affected Property to substantially the same (or better) condition as existed immediately before the damage or destruction in which case the Lessor shall to the extent not previously applied by the Lessor or any Facility Mortgagee and provided that the Lessee is not then in default pay any Net Proceeds to the Lessee which the Lessee shall forthwith apply for such purpose; or

                  (b not restore the Affected Property in which case the Lessor shall retain any Net Proceeds and in such case the Affected Property shall cease to be Leased Property from the moment of such election.

DAMAGE NEAR END OF TERM - CAN BE REPAIRED

14.19 If such damage or destruction is not such as to render the Affected Property Unsuitable for Its Primary Intended Use and can be fully repaired and restored within such 6 month period (and before the end of this Lease), the Lessee shall restore the same to substantially the same (or better) condition as existed immediately before the damage or destruction in which case the Lessor shall subject to the other provisions of this
                  Part 14 pay any Net Proceeds to the Lessee, which the Lessee shall apply for that purpose.

CEASING TO BE LEASED PROPERTY

14.20 Any Affected Property that the Lessee elects not to restore under clause 14.18 shall cease to be Leased Property from the moment of such election.

WAIVER

14.21 Except as expressly provided elsewhere in this Lease, the Lessee hereby waives any statutory or common law rights of termination (by way of frustration or otherwise) which may arise by reason of any damage to or destruction of the Facility.


PERFORMANCE OF RESTORATION

14.22 If the Lessee restores or repairs a Facility under this Part 14 and if the Net Proceeds

-43-
                  equal or exceed $250,000, the restoration or repair shall be performed in accordance with the following procedures:

                  (a The restoration or repair work shall be done under plans and specifications and by the contractor approved by the Lessor under Part 10.

                  (b The Net Proceeds shall be made available to the Lessee as the restoration and repair work progresses under certificates of an architect reasonably acceptable to the Lessor, which certificates must be in form and substance reasonably acceptable to the Lessor and subject to a 10% retention (which may be in the form of a bank guarantee).

                  (c The Lessee shall deliver to the Lessor such other evidence as the Lessor may reasonably request, from time to time, during the restoration and repair, as to the progress of the work, compliance with the approved plans and specifications, the cost of restoration and repair and the total amount needed to complete the restoration and repair.

                  (d The Lessee shall deliver to the Lessor such other evidence as the Lessor may reasonably request, from time to time, showing that there are no liens against the Leased Property arising in connection with the restoration and repair and that the cost of the restoration and repair at least equals the total amount of Net Proceeds then disbursed to the Lessee.

                  (e If the Net Proceeds are at any time determined by the Lessor not to be adequate for completion of the restoration and repair, the Lessee shall immediately pay any deficiency to the Lessor to be held and disbursed upon exhaustion of the Net Proceeds or otherwise satisfy the Lessor that such funds are available to the Lessee.

                  (f The Net Proceeds may be disbursed by the Lessor to the Lessee or to the Person entitled to receive payment thereof from the Lessee, and such disbursement in either case may be made directly or through a third party escrow agent, all as the Lessor may determine in its sole discretion. Any excess Net Proceeds shall be paid to the Lessee upon completion of the restoration or repair. The Lessor will determine when the restoration or repair has been completed.

                  (g If the Lessee at any time fails to promptly and fully perform the conditions and covenants set out in clauses
                         (a) to (f) above, and the failure is not corrected within 10 days after written Notice thereof, or if during the restoration or repair an Event of Default occurs, the Lessor may, at its option, immediately cease making any further payments to the Lessee for the restoration and repair until such failure or Event of Default is cured.

                  (h The contractor, architect and other professionals and such subcontractors as the Lessor may determine shall enter into deeds of warranty with the Lessor in respect of the restoration or repair work such deeds to be assignable by the Lessor and generally to be in such terms as the Lessor may approve, acting reasonably.

FACILITY MORTGAGEE ENTITLEMENT

14.23 Notwithstanding anything in this Lease to the contrary, if any Facility Mortgagee is entitled to any Net Proceeds, or any portion thereof, under the terms of any Facility Mortgage, the Net Proceeds shall be applied, held and/or disbursed in accordance with the terms of the Facility Mortgage. If the Facility Mortgagee elects to apply the Net Proceeds to the indebtedness secured by the Facility Mortgage, the Lessee shall not be required to restore the Affected Property and the Rent shall be adjusted to the extent fair and equitable taking into account the proportion of the Leased Property as a whole represented by the Affected Property. Any reduction in Rent under this clause shall not in any circumstance exceed the relevant Maximum Rent Apportionment.

CEASING TO BE LEASED PROPERTY

14.24 Any Affected Property purchased by the Lessee shall cease to be Leased Property and shall cease to be subject to this Lease with effect from completion of purchase.



PART 15           COMPULSORY ACQUISITION

RIGHTS AND OBLIGATIONS

15.1 If during the Term there is any Taking of all or any part of the Facility or any interest in this Lease by any Seizure Matter, the rights and obligations of the parties shall be determined by this Part 15.

TOTAL TAKING

15.2 If absolute title to the whole of the Leased Property is Taken or compulsorily purchased by any Condemner, this Lease shall cease and terminate as to the Leased Property as of the Date of Taking by the Condemner.

NOTICE OF TERMINATION

15.3 If absolute title of any one of the Leased Property is so Taken or compulsorily purchased, which nevertheless renders such part of the Leased Property Unsuitable for Its Primary Intended Use, the Lessee and the Lessor shall each have the option by written Notice to the other, at any time before the taking of possession by, or the date of vesting of title in, the Condemner, whichever first occurs, to terminate this Lease as to the relevant Facility as of the date so determined. Upon the date so determined, if such Notice has been given, this Lease shall thereupon cease and terminate as to the relevant Facility only.

APPORTIONMENT OF RENT AND ADDITIONAL CHARGES

15.4 In either of such events under clauses 15.2 and 15.3, all Rent and Additional Charges paid or payable by the Lessee under this Lease applicable to the relevant Facility shall be apportioned as of the termination date of this Lease. The Rent apportioned to the relevant Facility in respect of which this Lease is so terminated shall not in any circumstance exceed the relevant Maximum Rent Apportionment and the Rent apportioned to the remaining Facility or Facilities shall not in any circumstance be less than the Minimum Continuing Rent. In the event of any such termination, the provisions of clause
                  15.14 shall apply.

LESSOR ENTITLED TO AWARD

15.5 The total Seizure Matter Award made with respect to all or any portion of the Facility or for loss of rent, or for loss of business, shall be solely the property of and payable to the Lessor. Nothing contained in this Lease will be deemed to create any additional interest in the Lessee in respect of any payment based on the value of the unexpired term or so-called "residual value" to the Lessee of this Lease.

LESSEE ENTITLED TO AWARD FOR EXCLUDED PERSONAL PROPERTY

15.6 Any Award made for the taking of the Lessee's Personal Property or for the Excluded Personal Property, or for removal and relocation expenses of the Lessee in any such proceedings shall be the sole property of and payable to the Lessee.


EACH PARTY TO SEEK AWARD

15.7 In any Seizure Matter proceedings, the Lessor and the Lessee shall each seek its own Award in conformity herewith, at its own expense. Notwithstanding the foregoing, the Lessee may pursue a claim for loss of its business, provided that such claim will not diminish the recovery of the Lessor with respect to the Facility.

PAYMENT BY LESSEE OF DEFICIENCY

15.8 Subject to clause 15.9, to the extent such Seizure Matter Award made with respect to all or any portion of a Leased Property and paid to the Lessor is less than the applicable Repurchase Price the Lessee shall on demand pay the amount of the deficiency to the Lessor.

PARTIAL TAKING

15.9 If absolute title to less than the whole of the Facility is so Taken or acquired, all Rent and Additional Charges paid or payable by the Lessee under this Lease shall continue to be payable and the Lessee shall give the Lessor Notice of such partial Taking or acquisition within 5 Business Days after the occurrence thereof. If the Facility is still suitable for its Primary Intended Use, or if the Lessee or the Lessor shall be so entitled, but shall not elect to terminate this Lease as provided in clause 15.3 hereof, the Lessee, at its own cost and expense, shall with all reasonable dispatch restore the untaken portion of the Leased Properties so that it shall constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Property existing immediately before the Seizure Matter or Taking.

RESTORATION IF PARTIAL TAKING

15.10 The Lessee shall commence the restoration of the Leased Properties within 60 days after the partial Taking or such (if any) extension of time as may be agreed with the Lessor, and shall complete the restoration within 180 days of such partial Taking or such (if any) extension of time as may be agreed with the Lessor. The Lessor shall contribute to the cost of restoring such portion of the Award as is made therefor, if any, together with relevant severance and other damages awarded for Taken Leased Improvements; provided, however, the amount of such contribution shall not exceed such cost.


AWARD LESS THAN $300,000

15.11 As long as no Event of Default has occurred hereunder, if the Award is in an amount less than $300,000, the Lessor shall pay the same to the Lessee upon completion of such restoration.

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AWARD EXCEEDS $300,000

15.12 As long as no Event of Default has occurred hereunder, if the Award is in an amount more than $300,000, the Lessor shall make the Award available to the Lessee in the same manner as is provided in Part 14 for insurance proceeds in excess of $300,000. The Rent shall not be reduced by reason of such partial Taking. If the Lessee fails to make the election or if the Lessee elects not to restore, or if the Lessee fails to commence or complete the restoration within the time limits specified in clause 15.10, then the Lessee shall be deemed to have elected to purchase the Lessor's interest in the Facility for the Repurchase Price.

PURCHASE OF FACILITY

15.13 The Lessee shall complete the purchase within 180 days after the such partial Taking. In any such purchase, the Lessee shall receive a credit for the portion of any Award retained by the Lessor. The provisions of Schedule 6 shall apply to any agreement for sale and purchase arising under this clause 15.13.

FACILITY MORTGAGEE ENTITLEMENT

15.14 Notwithstanding anything herein to the contrary, if any Facility Mortgagee is entitled to any Compulsory Purchase Awards, or any portion thereof, under the terms of any Facility Mortgage such Awards shall be applied, held and/or disbursed in accordance with the terms of the Facility Mortgage. If the Facility Mortgagee elects to apply the Awards to the indebtedness secured by the Facility Mortgage:

                  (a if the Award represents an Award for Partial Taking as described in clause 15.9, the Lessee shall restore the Facility (as nearly as possible under the circumstances) to a complete architectural unit of the same general character and condition as that of the Facility existing immediately before such Taking; or

                  (b if the Award represents an award for a total Taking as described in clause 15.3, the Lessee shall pay to the Lessor an amount equal to the Repurchase Price and the Lessor shall transfer its portion of the Award and its interest in the Facility to the Lessee. In any such restoration or purchase, the Lessee shall receive full credit for any portion of any Award retained by the Lessor and the Facility Mortgagee.

PART 16           EVENTS OF DEFAULT

EVENTS DEFINED

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16.1              The following events (and such other events so described in this Lease) are each an "Event of Default" for the purpose of this Lease:

                  (a) If the Lessee fails to pay Rent as required under this Lease when the same becomes due and payable (whether formally demanded or not) and such failure is not remedied by the Lessee within a period of 5 days after the due date for payment; or

                  (b) If a warranty, representation or statutory declaration made of given by or on behalf of the Lessee or the Guarantor in connection with this Lease or the Transaction Documents is at any time found to be materially incorrect or misleading; or

                  (c) any of the following occurs in respect of the Lessor or Guarantor

                         (i an application is made, proceedings are initiated or a meeting (whether of shareholders, creditors or directors) is called with a view to winding it or any part of its undertaking up or placing it or any part of its undertaking under administration;

                         (ii a receiver, liquidator or administrator is appointed;

                         (iii a compromise or arrangement of the kind referred to in part 5.1 of the Corporations Law is proposed;

                         (iv an application is made or an action is initiated with a view to cancelling its registration or appointing an inspector or other officer to investigate any of its affairs under any legislation;

                         (v it is, or is or may be deemed within the meaning of any applicable law to be, insolvent or unable to pay its debts; or

                         (vi circumstances exist which would enable a court upon application to order its winding up under section 461 of the Corporations Law;

                  (d) If distress is levied or a judgement or order is enforced or executed on or against any asset of the Lessee or the Guarantor or any of those assets are attached to answer any judgement debt;

                  (e) If any physical assets of the Lessee or the Guarantor which are located at the Leased Property are confiscated, cancelled or forfeited (except where the Lessee or the Guarantor proves to the Lessor within 7 Business Days after such confiscation, cancellation or forfeiture that such actions were unlawful or improperly taken);

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                  (f     If the Lessee or the Guarantor stops payment of its
                         debts or ceases or threatens to cease to carry on any of its businesses;

                  (g If a provision of this Lease does not or ceases to have full effect to the Lessor's reasonable satisfaction;

                  (h If the holder of any security given at any time over any assets of the Lessee or the Guarantor becomes entitled to exercise any powers arising on default pursuant to that security or otherwise take action to enforce that security;

                  (i If a person who has provided credit or financial accommodation to the Lessee or the Guarantor becomes entitled to accelerate any obligation of the Lessee or the Guarantor to pay money to that person;

                  (j If the Lessee or the Guarantor fails to comply with a condition attaching to a consent or approval issued by the Lessor in the context of this Lease and such failure is not remedied by the Lessee within a period of 5 days after the due date for compliance (or such other date as agreed by the Lessor and the Lessee);

                  (k If in the Lessor's opinion there is any change in the activities of the Lessee or the Guarantor which could materially and adversely affect the ability of the Lessee or the Guarantor to meet its obligations to the Lessor; or

                  (l If without limiting the operation of any other Event of Default, any other event occurs or circumstance arises, financial or otherwise, which, in the reasonable opinion of the Lessor, is likely to materially and adversely affect the ability of the Lessee or the Guarantor to meet its obligations under this Lease;or

                  (m If the estate or interest of the Lessee in the Leased Property or any part thereof is levied upon or attached in any proceeding or is distrained against and the same is not vacated or discharged within the later of 30 days after commencement thereof (unless the Lessee is in the process of contesting such lien or attachment or distress in good faith in accordance with Part 12); or

                  (n If, except as a result of damage, destruction or a partial or complete Seizure Matter, the Lessee voluntarily ceases operations of any Facility for a period in excess of 30 days without the consent of the Lessor; or

                  (o If the Lessee (and/or, if applicable, a manager of any Facility) has its Approval suspended, revoked or terminated; or

                  (p If a sanction is imposed on the Lessee (including, but not limited to, one

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                         suspending its right to operate any Facility or accept
                         patients) which, in the reasonable opinion of the Lessor, is likely to materially and adversely affect the ability of the Lessee or the Guarantor to meet its obligations under this Lease; or

                  (q If the Lessee knowingly causes a default, under any Facility Mortgage, the Transaction Documents, related documents or obligations thereunder which default is not remedied within the applicable time period; or

                  (r If a default or breach of any covenant or condition occurs under or in relation to the Lease Guarantee or any Group Lease; or

                  (s If the Lessee transfers, by means not expressly provided for in and in accordance with this Lease, the operational control or management of the Facility (which expression shall not include a change of name of any individual registered as the Person in charge of the Facility provided the Lessee remains registered as the operator)without the prior written consent of the Lessor which consent may in the Lessor's absolute discretion be withheld; or

                  (t A default occurs on the part of the Lessee under any other material contract affecting the Facility or the Lessee; or

                  (u A default occurs on the part of the Lessee under any of the Transaction Documents; or

                  (v the Lessee fails to purchase a Facility in accordance with any terms requiring such purchase under this Lease; or

                  (w If the Lessee fails to observe or perform or is in breach of any other term, covenant (other than those in clauses 7.2, 7.3 or 7.4) condition (including without limitation those in Part 8) binding upon the Lessee in this Lease and the failure (where capable of remedy) is not remedied by the Lessee within a period of 30 days after Notice from the Lessor, unless the failure (where capable of remedy) cannot with due diligence be remedied within a period of 30 days, in which case the failure shall not be deemed to continue if the Lessee proceeds promptly and with due diligence to remedy the failure and diligently completes the remedying thereof and completes the remedy before the time that the same causes a default in any Facility Mortgage, the Transaction Documents or any other lease to which the Lessee is subject and before the time that the same results in civil or criminal penalties to the Lessor, the Lessee or any Associated Companies in connection with the Leased Property; or

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                  (x     If the Lessee fails to observe or perform or is in
                         breach of any covenant in clause 7.2 or clause 7.3 or clause 7.4; or

                  (y If the Lessee knowingly fails to maintain insurance required by Part 13; or

                  (z If any Lease Guarantee is terminated, repudiated or otherwise fails to be in full force and effect.

LESSOR'S RIGHTS ON DEFAULT

16.2 If an Event of Default occurs, then the Lessee shall be in default under this Lease and the Lessor may lawfully in the Lessor's absolute discretion:

                  (a enter the Leased Property or any part thereof in the name of the whole and terminate this Lease and then peaceably hold and enjoy the same as if this Lease had not been made but without prejudice to any right of action or remedy of the Lessor in respect of any antecedent breach of any of the Lessee's covenants and obligations in this Lease contained as provided in this Lease, whereupon this Lease shall terminate and all rights of the Lessee under this Lease shall cease (but without prejudice to any right of action or remedy of the Lessor in respect of any antecedent breach of any of the Lessee's covenants and obligations in this Lease contained); or

                  (b enter the part of the Leased Property in relation to which the Lessee shall be in default under this Lease and terminate this Lease as to such part only and then peaceably hold and enjoy the same as if these presents had never extended to such part but without prejudice to:

                         (i any right of action or remedy of the Lessor in respect of any antecedent breach of any of the Lessee's covenants and obligations in this Lease contained whereupon the Term shall terminate as to such part of the Leased Property only and all rights of the Lessee under this Lease in respect of such part shall cease;

                         (ii the continuation of this Lease and of the Lessee's covenants and obligations in this Lease in relation to the remainder of the Leased Property which shall remain in full force and effect. In addition, in any such case the Lessor shall have all rights at law and in equity available to the Lessor as a result of the Lessee's breach of this Lease.

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LESSEE TO PAY ADDITIONAL CHARGES

16.3 The Lessee will, to the extent permitted by law, pay as Additional Charges all costs and expenses incurred by or on behalf of the Lessor, including, without limitation, reasonable legal costs (whether or not litigation is commenced, and if litigation is commenced, including fees and expenses incurred in any litigation including appeals and post-judgment proceedings) as a result of any default of the Lessee under this Lease.



YIELD UP LEASED PREMISES

16.4 If an Event of Default has occurred, and whether or not this Lease has been terminated under clause 16.1 or 16.2, the Lessee shall, to the extent permitted by law, if required by the Lessor so to do, immediately yield up to the Lessor the Leased Property under the provisions of Part 9 and clause 16.1 or 16.2 and quit the same.

DAMAGES

16.5 If the Lessor terminates the Lease under this clause 16, the Lessee shall pay to the Lessor all amounts outstanding as at the date of such termination and all claims in respect of existing breaches of covenant and/or condition plus (if the Lessee shall not complete the purchase of the Leased Property under clause 16.10) an amount ("Damages") to compensate the Lessor for loss of Rent for the Balance of the Term (as hereinafter defined) which shall be equal to the amount by which the Present Value of future Rent exceeds the Present Value of the highest of:

                  (a the amount actually received and receivable by the Lessor as rent from reletting the Leased Property (or any part thereof) for the Balance of the Term
                         (adjusted to take account of any substantial differences between the terms of such reletting and the terms of this Lease so far as the same would have remained to be performed during the Balance of the Term (but for the avoidance of doubt the terms on which the Lessor may relet the Leased Property shall be in the Lessor's absolute discretion)); or

                  (b the amount that the Lessor might reasonably be expected to receive from reletting the Leased Property for the Balance of the Term on terms substantially the same as the terms of this Lease so far as the same would have remained to be performed during the Balance of the Term (but for the avoidance of doubt the terms on which the Lessor may market the Leased Property and relet the same shall be in the Lessor's absolute discretion).

                  Nothing in this clause 16.5 shall operate so as to relieve the Lessor of its obligations

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                  to mitigate its loss.

FULL DISCHARGE

16.6 Payment of the Damages to the Lessor shall constitute a full and final discharge of all the Lessee's liabilities to the Lessor in relation to this Lease or the breach of nonperformance thereof by the Lessee other than:

                  (a any liability for unpaid Rent or other sums owed to the Lessor by the Lessee before the termination of this Lease; and

                  (b in respect of any amount outstanding and all claims in respect of other breaches of covenant and/or condition outstanding as at the date of such termination.

DEFAULT OPTION

16.7 If an Event of Default (other than within clause 16.1) occurs the Lessee shall have the option (the "Default Option") to purchase the Leased Property on the terms of this Part 16.

LESSOR TO GIVE NOTICE

16.8 On the Lessor becoming aware of the occurrence of an Event of Default (other than within clause 16.1) the Lessor may (but is not obliged to) serve on the Lessee:

                  (a a Notice ("Default Notice") notifying the Lessee that an Event of Default has occurred and that the right of re-entry in Part 16 has become exercisable; or

                  (b a Notice ("Limited Waiver NoticE") stating that the Lessor does not intend to rely on the Event of Default which has occurred (and specifying the same) as a ground for forfeiture and exercise any right of forfeiture available to the Lessor in consequence of that Event of Default.

DEFAULT OPTION

16.9 The Default Option shall be exercisable by the Lessee by signing and returning a Notice in the form of the Option Notice in Schedule 5 to this Lease (amended to refer to this Part 16) ("Default Option Notice") within 14 Business Days of receipt by the Lessee of the Default Notice and contemporaneously giving a Default Option Notice under each Supplemental Lease, each Group Lease and each Supplemental Lease to such Group Lease.

PROVISIONS TO APPLY

16.10 The provisions of Part 18 of this Lease shall apply to the exercise of the Default

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                  Option with the following variations:

                  (a "Completion Date" means within 3 calendar months after the date of service by the Lessee on the Lessor of the signed Default Option Notice.

                  (b The purchase price of the Leased Property shall be an amount equal to the Repurchase Price plus all Rent then due and payable and all other sums due under the terms of this Lease from the Lessee to the Lessor as at the date of completion of the purchase.

                  (c Any purchase by the Lessee of the Leased Property under the exercise of the Default Option shall constitute a full and complete discharge and satisfaction of all the Lessee's liabilities under or in connection with this Lease or the breach or nonperformance hereof.

                  (d The provisions of Schedule 6 shall apply to any agreement for sale and purchase arising under this Part 16.

                  (e the Lessor shall not be obliged to complete the sale of the freehold in part only nor to complete the sale otherwise than contemporaneously with completion of the sales under the corresponding provisions of each Supplemental Lease.

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NOTICE TO LESSEE

16.11 The Lessor has the right within 14 Business Days after the date of service on the Lessor by the Lessee of the Default Option Notice to serve a further Notice in reply on the Lessee (which itself must be served on the Lessee within 7 Business
                  Days) stating that the Lessor does not intend to rely on the Event of Default which has occurred (and specifying the same) as a ground for forfeiture and exercise any rights of forfeiture available to the Lessor as a consequence and in that event the exercise of the Default Option by the Lessee shall become null and void of no effect. For the avoidance of doubt, unless the Lessee shall complete the purchase of the Leased Property, the Lessee is obliged to remedy the Event of Default within the time period provided for such Event of Default under this Lease.

LIMITED WAIVER NOTICE

16.12 The Lessor irrevocably confirms that if the Lessor serves a Limited Waiver Notice on the Lessee, the Lessor will not be entitled to rely in any respect whatsoever on the relevant Event of Default as a ground for forfeiture of this Lease which has occurred (without prejudice to the right of the Lessor to rely on the future occurrence of such an Event of Default at which time the procedures in this Part 16 would then be repeated).

LESSEE'S OBLIGATIONS TO CONTINUE

16.13 The Lessee's obligations under this Part 16 shall continue in full force and effect notwithstanding termination of this Lease by the Lessor under this Part 16.

APPLICATION OF FUNDS

16.14 Any payments received by the Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default (and where such payment is made to the Lessor rather than the Lessee due to the existence of an Event of Default) shall be applied to the Lessee's obligations in the order which the Lessor may determine.

LEGISLATION

16.15 The Lessor may terminate this Lease (and retain all of its rights against the Lessee) if any legislation is passed or anything else occurs which in the reasonable opinion of the Lessor materially and adversely affects any of its rights under this Lease.

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PART 17           LESSOR'S RIGHT TO REMEDY LESSEES DEFAULT

LESSOR'S RIGHTS

17.1 If the Lessee fails to make any payment or to perform any act required to be made or performed under this Lease, and fails to remedy the same within the relevant time periods provided in clause 16.1, the Lessor, without further Notice to or demand upon the Lessee, and without waiving or releasing any obligation of the Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in the Lessor's sole opinion, may be necessary or appropriate. Any amounts payable by the Lessee under this clause must be paid by the Lessee to the Lessor on demand and may be recovered by the Lessor as a liquidated debt.

SHORT NOTICE

17.2 If the Lessor reasonably determines that the giving of such Notice as is provided for in clause 17.1 would risk loss to the Lessor or damage to the Leased Property, then the Lessor will give such Notice as is practical under the circumstances. No such entry shall be deemed forfeiture. All sums paid by the Lessor and all costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred, together with interest thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by the Lessor, shall be paid by the Lessee to the Lessor on demand and may be recovered by the Lessor as a liquidated debt. The obligations of the Lessee and rights of the Lessor contained in this Part 17 shall survive the expiration or earlier termination of this Lease.



PART 18           LESSEE'S OPTION TO PURCHASE LEASED PROPERTY

PURCHASE BY LESSEE

18.1 If the Lessee purchases the Leased Property from the Lessor under any of the terms of this Lease, the Lessor shall, upon receipt from the Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period (prorated on a daily basis, if appropriate) ending on or before the date of the purchase, deliver to the Lessee a transfer together with all other relevant title deeds transferring the entire interest of the Lessor in and to the Leased Property to the Lessee free and clear of all Encumbrances other than:

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                  (a)    Permitted Encumbrances:

                  (b) Encumbrances (not being in respect of Debt or other indebtedness of the Lessor or any Associated Company of the Lessor) consented to by the Lessee during the Term; and

                  (c) other Encumbrances created during the Term in operation of the law that do not relate to Debt or indebtedness of the Lessor or any Associated Company of the Lessor. All expenses of such conveyance or transfer, including, without limitation, legal costs incurred by the Lessor in connection with the transfer, stamp duty and land registration fees shall be borne by the Lessee.

EXPENSES

18.2 If the Lessee shall purchase the Leased Property from the Lessor under any of the terms of this Lease the Lessee shall in addition to the Purchase Price also pay all reasonable expenses, disbursements and legal fees incurred by the Lessor in the sale transaction.

SALE SUBJECT TO CHARGES ETC

18.3 In the event of a sale by the Lessor to the Lessee under any of the terms of this Lease then (subject to any provision to the contrary in any Notice of Terms as referred to in this
                  Part 18) the Lessor shall sell subject to any charges, incumbrances and other third party rights created, granted or imposed after the date of this Lease (other than by or in respect of Debts or other indebtedness of the Lessor or any Associated Company of the Lessor).

SURVIVAL OF RIGHTS

18.4 The obligations and rights of the Lessor and the Lessee contained in this Part 18 shall survive the expiration or earlier termination of this Lease.

EXERCISE

18.5 The election referred to in Part 14 shall be exercisable by the Lessee by signing and serving on the Lessor a Notice in the terms of the Option Notice.



EFFECT OF SERVICE

18.6 Service by the Lessee of an Option Notice if accepted by the Lessor as provided for in Part 14 shall constitute a binding contract whereby the Lessor shall sell and the Lessee shall purchase the Leased Property but subject to the matters (if any) set out in Schedule 3 and as mentioned in clause 18.1.

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NO PART SALE ONLY

18.7 The Lessor shall not be obliged to complete the sale of the Leased Property in part only.

SALE PROVISIONS

18.8 The provisions of Schedule 6 shall apply to any agreement for sale and purchase arising upon the exercise of the election referred to in Part 14.


PART 19           INDEMNITY

19.1 If the Lessee fails to yield up the Leased Property in a timely manner and in accordance with the provisions hereof upon the expiration or termination of this Lease, in addition to any other liabilities to the Lessor accruing therefrom, the Lessee shall indemnify and hold the Lessor, its principals, officers, directors, agents and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder is less than any rental paid by the Lessee under this Lease and any claims against the Lessor by any proposed new tenant founded on such failure. The provisions of this
                  Part 19 shall survive the expiration or termination of this Lease.



PART 20           LESSEE'S CERTIFICATE

LESSEE INDEMNIFIES

20.1 The Lessee agrees, upon not less than 10 days' prior Notice by the Lessor to execute, acknowledge and deliver to the Lessor the Lessee's Certificate. The Lessee warrants that any Lessee's Certificate may be relied upon by the Lessor, any

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                  prospective tenant or purchaser of the Leased Property, any mortgage or prospective mortgagee, or by any other party who may reasonably rely on the Lessee's Certificate (as if that Person was named in the Lessee's Certificate).

STATEMENT

20.2 The Lessee's failure to deliver the Lessee's Certificate within such time shall constitute an Event of Default. In addition, it shall constitute the Lessor's authority to execute and deliver a certificate to the effect that the Lessee represents and warrants that:

                  (a) this Lease is in full force and effect without modification;

                  (b) the Lessor is not in breach or default of any of its obligations under this Lease.
LESSOR'S CERTIFICATE

20.3 The Lessor shall provide and deliver to the Lessee an equivalent certificate (mutatis mutandis) to the Lessee's Certificate referred to in clause 20.1 and on the same terms and conditions as set out in such clause. The Lessor shall also from time to time deliver to the Lessee at the Lessee's request a receipt for the most recently paid instalment of Rent.



PART 21           RISK OF LOSS

21.1 During the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction by fire, the elements, casualties, thefts, riots, wars terrorist activity or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by the Lessor and those claiming from, through or under the Lessor) is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable for such damage or destruction nor shall any of the events mentioned in this clause entitle the Lessee to any abatement of Rent under this Lease except as expressly provided in this Lease.

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PART 22           INDEMNITIES AND WAIVER OF WARRANTIES

LESSOR UNDER NO LIABILITY

22.1 It is agreed between the parties, as a fundamental basis on which this Lease is being entered into by the Lessor, that to the maximum extent possible the Lessor should be under no liability (other than under the Lessor's express obligations under this Lease or under any Facility Mortgage or under the other Transaction Documents) in respect of the Leased Property or the subsequent sale or dismantling, removal and disposal of the Leased Property and the Lessee hereby indemnifies the Lessor and any mortgagee and shall keep each indemnified as set out in this Part 22.

LESSEE INDEMNITY

22.2 To the fullest extent permitted by law, the Lessee agrees to protect, indemnify, defend and save harmless the Lessor, its directors, officers, shareholders, agents and employees from and against any and all foreseeable or unforeseeable liability, expense, loss, costs, deficiency, fine, penalty, or damage, (including without limitation punitive or consequential damages) of any kind or nature, including proper legal costs from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of or in connection with:

                  (a) the Lease (including without limitation, the breach by the Lessee of any of its obligations under the Lease); or

                  (b)    the Properties; or

                  (c) the operations (of the Lessee or otherwise) on the Properties, including without limitation all Hazardous Substances on the Properties all claims in respect of contamination or any violation by the Lessee of Environmental Laws with respect to the Properties whether any such claims are caused by the acts or omissions of the Lessee or not, and whether they arise or are caused during the Term of this Lease, before the commencement of this Lease or after this Lease is terminated.

NOTICE OF SUIT ETC

22.3 Upon receiving knowledge of any suit, claim or demand asserted by a third party that either party believes is covered by this indemnity, either party shall give the other Notice of this matter. The Lessee shall defend the Lessor against such matter at the Lessee's sole cost and expense with lawyers (including barristers) reasonably satisfactory to the Lessor and approved by the Lessee, which approval shall not be unreasonably withheld or delayed.

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CONTINUING INDEMNITY

22.4 The indemnity contained in this clause shall continue in full force and effect notwithstanding the determination or expiry of this Lease.

LESSOR NOT LIABLE

22.5 The Lessor shall not be liable to the Lessee (and the Lessee hereby waives any claim it might otherwise have against the Lessor) for any loss, liability claim or proceedings in respect of any injury loss or damage of whatsoever nature and howsoever caused arising directly or indirectly out of or in connection with the Leased Properties their design, construction, repair, rebuilding, occupation, use, operation, lease, sublease or ownership or any related works or any defects or other matters contained in or referred to in the Certificates of Title for the Leased Properties or in respect of any other matter or indemnity which is an obligation of the Lessee under this Lease. This clause shall not apply to any loss, liability claim or proceedings in respect of any injury loss or damage resulting from the gross negligence or wilful misconduct of the Lessor, its officers agents or employees.

NO REPRESENTATIONS ETC

22.6 The Lessor shall be deemed not to have made any representation or warranty either express or implied to the Lessee as to the value, design, operation or condition or the quality, durability, suitability, merchantability or fitness for any purpose of the Leased Property or any part of the Leased Property or as to the Lessor's title thereto or as to any matter relating to the Leased Property or any part of the Leased Property. Except as otherwise provided, all such matters shall be at the sole risk of the Lessee and the benefits of any and all implied warranties and representations on the part of the Lessor are (to the maximum extent permitted by law) hereby expressly excluded by the Lessor and waived by the Lessee.

WARRANTY BY LESSEE

22.7 The Lessee warrants that in entering into this Lease, the Lessee has not relied on any representation or warranty by any Person, except those expressly stated in this Lease.



PART 23           SUBLETTING AND ASSIGNMENT

NO ASSIGNMENT

23.1 Subject to clause 23.2, during the continuance of this Lease, in respect of whole or

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                  part of this Lease or the Leased Property, the Lessee shall not:

                  (a) assign, transfer, sublet, deal with, hold on trust, or grant any interest in, this Lease;

                  (b) part with possession of whole or any part of the Leased Property;

                  (c) (except where necessary to carry out the Primary Intended Use) grant any licence, or share the right of occupation or possession, in respect of whole or part of the Leased Property .

NO PARTING WITH POSSESSION

23.2 The Lessee covenants not to part with possession or share the occupation of the whole or any part or parts of the Leased Property or permit any Person to occupy the Leased Property except by way of proper delegation of operational control and management of the Facility to an Associated Company in a manner which does not create or constitute the relationship of landlord and tenant. In the case of such delegation the Lessee shall remain in control of the Leased Property for the purposes of this Lease and the Essential Legislation.

DERIVATIVE INTERESTS

23.3 The Lessee covenants from time to time on demand during the Term to give the Lessor full particulars of all derivative interests of or in the Leased Property or any part thereof irrespective of how remote or inferior including particulars of the rent or rents payable in respect of such derivative interests and such further particulars as the Lessor may reasonably require..

PHARMACY ETC

23.4 Nothing herein shall restrict the Lessee from permitting any Associated Company of the Lessee or of the Guarantor to operate a pharmacy, therapy department or other ancillary service department within any Facility subject to the relationship of landlord and tenant not thereby arising.


PART 24           OFFICERS CERTIFICATES, FINANCIAL STATEMENTS

CERTIFICATES

24.1 The Lessee will furnish and will cause the Guarantor to furnish the following statements to the Lessor:

                  (a) within 120 days after the end of each of the Lessee's accounting years, and

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                         together with the Accounts furnished in accordance with
                         clause 24.1(c) and any Lease Guarantee:

                         (i) an Officer's Certificate of the Lessee stating that the Lessee is not in default in the performance or observance of any of the terms of this Lease, or if the Lessee is in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same; and

                         (ii) a certificate from a qualified, certified public accountant acceptable to the Lessor that nothing came to their attention during the course of their audit of the Lessee's Accounts that would cause them to believe that there was any default under Part 8 of this Lease;

                         (iii) a reconciliation statement prepared by the same person referred to in clause 24.1(a)(ii) reconciling the Accounts to the generally accepted accounting principles of Australia for the preparation of financial statements.

                  (b) within 25 days after the end of each month, monthly financial reports for each Facility with detailed statements of income Turnover and detailed operational statistics regarding occupancy rates, patient mix and patient rates by type for each Facility and if requested by the Lessor such other information or evidence as the Lessor shall require to satisfy the Lessor that such statements and statistics are correct and such information or evidence shall be supplied as soon as practicable by the Lessee and in any event within 30 days after request;

                  (c) within 15 days after they are required (or are signed if sooner) copies of any audited annual or quarterly report and/or Accounts which the Lessee or the Guarantor is or are required by law to prepare or do prepare;

                  (d) within 30 days after receipt thereof, copies of surveys of reports undertaken by the appropriate governmental authorities for licensing or certification or registration purposes, and any plan of correction submitted by the Lessee for the Facility and will give immediate Notice to the Lessor of any action, proposal or investigation by any agency or entity, or complaint to such agency or entity, (any of which is called a "Proceeding"), known to the Lessee, the result of which Proceeding is intended to:

                         (i) revoke or suspend or terminate or modify in a way adverse to the Lessee, or fails to renew or fully continue in effect, any licence, registration or certificate or operating authority under which the Lessee operates any facility in accordance with its Primary Intended Use; or

                         (ii) suspend, terminate, adversely modify, or seek return of or reimbursement for any material previously advanced or paid; or

                         (iii) impose any limitation on patient admission or similar restriction on any Facility; or

                         (iv) prosecute any party with respect to the operation of any activity at any Facility or enjoin any party or seek any civil penalty in excess of $1,500 in respect thereof;

                  (e) as soon as they are prepared in each Lease Year, capital and operating budgets for each Facility; and

                  (f) with reasonable promptness, such other information respecting the financial condition and affairs of the Lessee and each Facility as the Lessor may reasonably request from time to time including, without limitation, any such other information as may be available to the administration of the Leased Property.

PUBLIC OFFERING

24.2 In connection with the public offering of any securities issued or to be issued by the Lessor and/or compliance with applicable securities law, the Lessee shall, upon the Lessor's reasonable request, provide the Lessor at the Lessor's sole cost and expense (to the extent the Lessee incurs cost in addition to those it would in any event have been obliged to incur) with such audited financial information concerning the Lessee or the Facilities as the Lessor may be required by law to include in its public filings. The Lessee shall not have, and the Lessor shall indemnify fully and hold the Lessee harmless against, any liability to the Lessor or any third party in

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                  connection with the Lessor's use thereof other than liability resulting from the gross negligence or wilful misconduct of the Lessee, its officers agents or employees in the preparation thereof.



PART 25           LESSOR'S RIGHT TO INSPECT

25.1              The Lessee shall:

                  (a) permit the Lessor and its authorised representatives to inspect the Leased Property during usual business hours on reasonable prior notice (save in the case of an emergency) the Lessor ensuring there is no undue disturbance to the operation of the Facility;

                  (b) pay the Lessor a fee of $1,000 per Facility per annum in respect of the inspection carried out by or on behalf of the Lessor under clause 25.1(a) (whether or not the same shall actually be carried out).



PART 26           NO WAIVER

26.1 No failure by the Lessor to insist upon the strict performance of any term of this Lease or to exercise any right, power or remedy consequent upon a breach of this Lease, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.



PART 27           REMEDIES CUMULATIVE

27.1 To the extent permitted by law, each legal, equitable or contractual right, power and remedy of the Lessor now or in the future provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by the Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by the Lessor of any or all of such other rights, powers and remedies.


PART 28           ACCEPTANCE OF SURRENDER

28.1 No surrender to the Lessor of this Lease or of the Leased Property or any part, or of any interest, shall be valid or effective unless agreed to and accepted in writing by the Lessor, and no act by the Lessor or any representative or agent of the Lessor, other than such a written acceptance by the Lessor, shall constitute an acceptance of any such surrender.



PART 29           NO MERGER OF TITLE, NO PARTNERSHIP

NO MERGER

29.1 There shall be no merger of this Lease or of the leasehold estate created by the Lease by reason of the fact that the same Person, firm, corporation or other entity may acquire, own or hold, directly or indirectly:

                  (a) this Lease or the leasehold estate created by this Lease or any interest in this Lease or such leasehold estate; and

                  (b) the freehold of the Leased Property.

NO PARTNERSHIP

29.2 Nothing contained in this Lease will be deemed or construed to create a partnership or joint venture between the Lessor and the Lessee or to cause either party to be responsible in any way for the debts or obligations of the other or any other party, it being the intention of the parties that the only relationship under this Lease is that of the Lessor and the Lessee.



PART 30           QUIET ENJOYMENT & ADDITIONAL RIGHTS

QUIET ENJOYMENT

30.1 The Lessor covenants with the Lessee that so long as the Lessee pays all Rent as it becomes due and complies with all of the terms of this Lease and performs its obligations under this Lease, the Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by the

                  Lessor or anyone claiming by, through or under the Lessor, but subject to all Title Documents and Permitted Encumbrances provided for in this Lease or consented to by the Lessee and any claims made in respect of the Excluded Personal Property.

FAILURE BY LESSOR NOT TO GIVE LESSEE RIGHTS

30.2 Except as otherwise provided in this Lease, no failure by the Lessor to comply with the foregoing covenant will give the Lessee any right to cancel or terminate this Lease or abate, reduce counter claim or make a deduction from or set off against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of the Lessee. The Lessee shall have the right, by separate and independent action, to pursue any claim it may have against the Lessor as a result of a breach by the Lessor of the covenant of quiet enjoyment contained in this Part.

LESSOR TO COMPLY

30.3 The Lessor covenants to comply with the Lessor's obligations in this Lease.

ADDITIONAL RIGHTS GRANTED

30.4 Subject to clause 30.5, the Lessor grants to the Lessee the right for the Lessee and those lawfully authorised by it (in common with the Lessor and all other persons from time to time entitled and to the extent the Lessor may lawfully grant the same) to use all rights and easements to the Leased Property.

RIGHTS RESERVED TO THE LESSOR

30.5 There are excepted and reserved out of this demise all rights and privileges enjoyed over or against the Leased Property and the particular rights following namely:

                  Entry upon the Leased Property

                  (a) The right at any time during the Term but (except in emergency) only after giving reasonable prior notice to the Lessee to enter (or in emergency during the Lessee's absence to break and enter) upon the Leased Property in order:

                         (i) to view the condition of the Leased Property (and to open floors and other parts of the Leased Property where required in order to view) and to take inventories of the Fixtures, the Lessor's Personal Property and the Lessee's Personal Property and things to be yielded up at the determination of the Term;

                         (ii) for any purpose connected with valuing or disposing of any interest of the Lessor in the Leased Property; and

                         (iii) doing anything necessary to prevent the forfeiture of any superior lease affecting the Leased Property.

                  (b) Subject (in each case) to the Person exercising any such right causing as little damage and inconvenience as practicable and making good all physical damage thereby caused to the Leased Property but without any liability to pay compensation.

                  Conduits

                  (c) The right to free passage and running of water, surface water, sewage, drainage, gas, electricity, telecommunications and other services or supplies to or from any adjacent premises in and through any of the Conduits which may at any time be in, under or passing through or over the Leased Property.

SUPERIOR LEASES

30.6 In respect of Superior Leases entered into after the date of this Lease, the Lessee shall only be required to comply with a covenant in such Superior Leases to the extent that such covenants are no more onerous that the existing covenants contained in this Lease.



PART 31           NOTICES

WRITTEN NOTICE

31.1 All Notices under this Lease shall be in writing and personally served upon a Director of the party being served or mailed (by registered or recorded delivery mail), or by hand or by facsimile transmission addressed to the respective parties, as follows:

                  (i)  if to the Lessee:   Moran Health Care (Australia) Pty Ltd

                                           13 - 15 Bridge St

                                           Sydney NSW 2000

                  (ii)   if to the Lessor:    Premier Care Australia Pty Limited

                                               c/- Phillips Fox

                                               255 Elizabeth Street

                                               SYDNEY NSW 2000

                  with a copy to:              Omega Worldwide Inc

                                               905 West Eisenhower Circle

                                               Suite 110

                                               Ann Arbor MI 48103

                                               USA

                  and to:                      Omega (UK) Limited

                                               145 Cannon Street

                                               London EC4N 5BP

                  or to such other address as either party may in future designate.

DEEMED GIVEN

31.2 Notice shall be deemed to have been given on the date of delivery if such delivery is made on a Business Day, or if not, on the first Business Day after delivery, or if delivery is refused, on the date delivery was first attempted.

FACSIMILE

31.3 A Notice sent by facsimile transmission shall be deemed given upon receipt of confirmation by the sender from the recipient that such Notice was received.

LESSEE VACATED

31.4 If the Lessee has vacated the Leased Property, the Lessor's Notice may be posted on the door of the Leased Property. For the purposes of this Part, the term "Director" shall mean the Chairman of the Board of Directors, the President, any Vice President and the Secretary of any corporation and general partner of any partnership upon which service is to be made.

FAILURE TO SERVE

31.5 The failure of the Lessor to serve a copy of any Notice served on the Lessee on the

                  Guarantor shall not affect the validity of such Notice served on the Lessee.



PART 32           INTERPRETATION

ALL FACILITIES

32.1 All the provisions in this Lease relating to the calculation and payment of Rent and relating to the calculation and payment for the purchase by the Lessee of the Leased Property have been written on the basis that the Leased Property will comprise all the Facilities throughout the Term.

REDUCTION IN CERTAIN CIRCUMSTANCES

32.2 If any Facility shall not at any time form part of the Leased Property (whether because the Lessor has not yet completed its purchase or because the same has ceased to be part of the Leased Property by reason of the provisions of Part 14 or 15) the Rent for the relevant time and the purchase price of the Leased Property shall be reduced on a pro rata basis by reference to the allocation of Purchase Price and Rent among the facilities contained in Schedule 2.



PART 33           RENT ADJUSTMENT

33.1 Upon a Leased Property ceasing to be a Leased Property then provided that any capital sum as shall be due to the Lessor has been paid in full (whether due from the Lessee an Insurer a Condemner (as defined in Schedule One) or any other third party) the Rent shall be reduced by such amount as shall be fair and equitable having regard to all relevant factors including without limitation the number of Beds affected by the relevant event compared to the total number of Beds at all the Leased Properties.

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PART 34           BREACH BY LESSOR

LESSOR NOT IN BREACH

34.1 The Lessor shall not be in breach of this Lease unless the Lessor fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of 30 days after written Notice specifying such failure and the necessary curative action is received by the Lessor from the Lessee.

CONTINUING FAILURE

34.2 If the failure cannot with due diligence be cured within a period of 30 days, the failure shall not be deemed to continue if the Lessor, within the 30 day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which the Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay.



PART 35           FACILITY MORTGAGEE CONSENT

35.1 The Lessor shall ensure that the terms of each Facility Mortgage shall oblige the Facility Mortgagee to grant its consent or approval to any matter in respect of which the Lessor is obliged to grant its consent or approval under the terms of this Lease and the Lessor shall at the request and cost of the Lessee:

                  (a) apply for each such consent or approval as may from time to time be required by the Lessee; and

                  (b) enforce at the Lessee's cost the Facility Mortgagee's obligations with regard to the granting of any such consent or approval.



PART 36           EXPERT DETERMINATION

36.1 With respect to any financial calculations under this Lease, but not further or otherwise in case any controversy arises between the parties hereto as to any of the requirements of this Lease or the performance thereof, and the parties are unable to settle the controversy by agreement or as otherwise provided herein, the controversy shall be referred to an independent chartered accountant acting as expert not arbitrator whose decision shall be final and binding upon the parties (save as to matters of law).

36.2 Such chartered accountant shall be nominated by agreement between the parties or in default of such agreement by the President for the time being of the Australian Institute of Chartered Accountants on the application of either the Lessor or the Lessee.

PART 37           MISCELLANEOUS

37.1 Notwithstanding anything contained in this Lease, all claims against and liabilities of the Lessee or the Lessor arising before any date of termination of this Lease shall survive such termination.

37.2 If any term or provision of this Lease or any application thereof is held invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected.

37.3 If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate.

37.4 Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a deed or agreement in writing signed (in either case) by the Lessor and the Lessee.

37.5 All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

37.6 The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

37.7 This Lease shall be governed by and construed in accordance with the laws of New South Wales.

37.8 The Lessee agrees that service of proceedings may be effected upon it under any method permissible under the laws of New South Wales and irrevocably waives any objection to such jurisdiction.

37.9 The Lessee agrees to look solely to the Lessor's interest in the Leased Property for recovery of any judgment from the Lessor, and no constituent shareholder or officer of the Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to the Lessee. The Lessor (original or successor) shall not ever be liable to the Lessee for any indirect or consequential damages suffered by the Lessee from whatever cause.

37.10 The Lessee waives any defence by reason of any disability of the Lessee, and waives any other defence based on the termination of the Lessee's (including any the Lessee's successor's) liability from any cause. The Lessee waives all demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonour, and notices of acceptance, and waives all notices of the existence, creation, or incurring of new or additional obligations.

37.11 Whenever the consent or approval of the Lessor is required under this Lease, the Lessor may in its sole discretion and without reason withhold that consent or approval unless otherwise specifically provided.

37.12 The purchase options granted to the Lessee in this Lease are granted solely to the Lessee and are not assignable or transferable except in connection with a permitted transfer or assignment of this Lease and to the same transferee or assignee. Any attempt otherwise to assign or transfer such options (or any of them) shall be void and of no force and effect.

37.13 Except as provided in to the contrary, the respective rights and remedies of the parties specified in this Lease shall be cumulative and in addition to any rights and remedies not specified in this Lease.

37.14 There are no oral or written agreements or representations between the parties affecting this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, representations, brochures, agreements and understandings, if any, between the Lessor and the Lessee.

37.15 If any provision of this Lease or the application of such provision to any Person, entity or circumstance is found invalid or unenforceable by a court of competent jurisdiction, such determination shall not affect the other provisions of this Lease and all other provisions of this Lease shall be deemed valid and enforceable.

37.16 All rights and obligations of the Lessor and the Lessee under this Lease shall extend to and bind the respective heirs, executors, administrators and the permitted concessionaires, successors, subtenants and assignees of the parties. If there is more than one Lessee hereunder, each shall be bound jointly and severally by the terms, covenants and agreements contained in this Lease.

37.17 Except for the delivery of possession of the Facility to the Lessee, time is of the essence of all provisions of this Lease of which time is an element.

37.18             The Lessee shall:

                  (a) on demand pay to the Lessor all proper and reasonable costs, charges and expenses (including lawyers' costs and disbursements, surveyors' and other professional fees together with the reasonable administrative charges of the Lessor) incurred by the Lessor in relation to the preparation and service of a notice under Section 4 of the Conveyancing Act 1919 requiring the Lessee to remedy a breach of any of the covenants or conditions contained in this Lease and on the part of the Lessee to be observed or performed (notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court);

                  (b) on demand to pay to the Lessor (and on a full indemnity basis) all costs, charges and expenses, reasonably incurred or suffered by the Lessor (including lawyers' costs and disbursements, surveyors' and other professional fees, the reasonable administrative charges of the Lessor and any costs and fees payable to any Superior the Lessor) in connection with:

                         (i) the grant by the Lessor of any consent or approval under the covenants and conditions contained in this Lease or the grant by any superior the Lessor of any consent or approval under the covenants and conditions contained in any superior lease or any application for any such consent or approval;

                         (ii) any request by the Lessee in relation to the Leased Property (including the approval of drawings and specifications and the inspection or supervision of works by or on behalf of the Lessor or any Superior the Lessor); and

                         (iii) any breach of the covenants on the part of the Lessee or the conditions contained in this Lease

                  (c) indemnify and keep the Lessor indemnified from and against all actions, claims, costs, demands, expenses, liabilities and losses arising from any breach of the covenants on the Lessee's part or conditions contained in this Lease or any act, omission or default in relation to the Leased Property by the Lessee or any Person deriving title under the Lessee or its or their respective servants, agents or licensees.

                  (d) The following sections of the CONVEYANCING ACT 1919 do not apply to this Lease:

                         (i)      section 84;

                         (ii)     section 84A;

                         (iii)    section 85; and

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                         (iv)     section 86.

37.19 The references to any dollar amounts in this Lease shall be increased from time to time during the Term as determined by the Lessor. In determining the revised amounts the Lessor must act reasonably and have regard to (but shall not be bound by) increases in the Consumer Price Index. This clause shall not apply to any dollar amounts of Rent or Outgoings which shall only be varied as specifically provided for in this Lease.



PART 38           COMMISSIONS

38.1 The Lessee represents and warrants to the Lessor that no real estate commission, finder's fee or the like is due and owing to any Person in connection with this Lease. The Lessee agrees to save, indemnify and hold the Lessor harmless from and against any and all claims, liabilities or obligations for brokerage, finder's fees or the like in connection with this Lease or the transactions contemplated hereby, asserted by any Person on the basis of any statement or act alleged to have been made or taken by that party by and from the Lessee or any other party to any of the Transaction Documents.



PART 39           GST

39.1 If during the Term a GST is introduced which is or may be levied or becomes payable in connection with the supply of the Leased Property or any goods, services or other things by the Lessor to the Lessee under this Lease, the Lessor and the Lessee agree that the GST will be levied and collected on:

                  (a)    the Rent; and

                  (b)    the Additional Charges; and

                  (c) anything else paid for or provided by the Lessor to the Lessee under or in connection with this Lease.

                  on or after the later of:

                  (d) the first Rent review date under clause 3.1 after the date of commencement or operation of the GST; or

                  (e) such other date provided for in the transitional provisions of the legislation which imposes the GST.

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39.2              Despite any other provision in this Lease:

                  (a) the Lessor is entitled to require the Lessee to pay in addition to:

                         (i)      the Rent; and

                         (ii)     the Additional Charges; and

                         (iii) any other amounts payable by the Lessee to the Lessor under or in connection with this Lease;

                         and recover from the Lessee; and

                  (b) the Lessee must pay the Lessor at the time the relevant Rent, Additional Charges or other amount is payable;

                  the amount of any GST which is:

                  (c)    levied or collected on the Rent; or

                  (d)    levied or collected on the Additional Charges; or

                  (e) levied or collected in connection with anything else for which the Lessee is required to pay, reimburse or indemnify the Lessor under or in connection with this Lease or falls within more than one of those categories.

39.3 To the extent, if any, to which the previous clauses of this Lease do not otherwise require the Lessee to pay the Lessor an amount equal to any Input GST, then so much of the Input GST for which the Lessor cannot obtain a credit against any liability of the Lessor to GST in respect of this Lease is to be added to:

                  (a)    the Rent; or

                  (b)    the Additional Charges; or

                  (c) any other amount the Lessee is required to pay, reimburse or indemnify the Lessor under this Lease.

39.4 To the extent that this Lease does not otherwise provide, the Lessee will be responsible for any other tax (including without limitation a sales tax on services or capital gains tax payable by the Lessor on the disposal of the Leased Property), impost or duty imposed by any law of the Commonwealth of Australia or any State or Territory of Australia (whether in force prior to or coming into force after the date of this Lease) on or in respect of the Lease, the Leased Property or the Lessee's activities at the Leased Property (excluding any income tax payable by the Lessor on receipt of Rent or on other amounts payable by the Lessee to the Lessor under or in

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                  connection with this Lease).

39.5 For the purpose of clause 39.4 "capital gains tax payable by the Lessor on the disposal of the Leased Property" means an amount equal to the Tax calculated in accordance with the Tax Act in respect of the year of income in which the Lessor Disposes of the Leased Property or any part of the Leased Property and which relates directly or indirectly (and for the avoidance of doubt this will include any Tax calculated as payable by any beneficiary of any trust as a result of the inclusion in its assessable income of any amount arising from the Disposal) to such Disposal (and ignoring any deductions or concessions available to the Lessor other than those which relate directly to the Leased Property) LESS an amount equal to the amount of tax calculated in accordance with the Tax Act in respect of the year of income in which the Lessor Disposes of the Leased Property or any part of the Leased Property and which relates directly or indirectly (and for the avoidance of doubt this will include any Tax calculated as payable by any beneficiary of any trust as a result of the inclusion in its assessable income of any amount arising from the Disposal) to such Disposal assuming:

                  A the Lessor acquired the Leased Property on the date of this Agreement; and

                  B the acquisition cost of the Leased Property was $50 million or in the case of the Disposal of a part of the Leased Property such proportion of $50 million as the Lessor determines acting reasonably;

                  (and ignoring any deductions or concessions available to the Lessor other than those which relate directly to the Leased Property).

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PART 40           LESSOR'S OPTION TO ACQUIRE BUSINESS ASSETS

40.1 The provisions in Schedule 7 shall have effect as if incorporated in this Lease.


PART 41           ESSENTIAL TERMS

41.1 The Lessee's obligations to pay money under this Lease and the Lessee's obligations under Parts 3, 4, 7, 8, 9, 10, 12, 13, 19, 22, 23, 39, 42 and 44 are essential terms of this Lease. Other obligations of the Lessee may also be essential terms.



PART 42           FIRST RIGHT OF REFUSAL TO LEASE

FIRST RIGHT OF REFUSAL FOR OMEGA

42.1 Subject to the terms of this clause 42, the Lessor grants the Lessee a right of pre- emption to take a new lease of the Leased Property for a term commencing the day after the end of the Term of this Lease. The right of pre-emption continues only until the expiration of this Lease.

NO GRANT ANY MANAGEMENT RIGHTS OR LEASE BY THE LESSOR

42.2 The Lessor covenants that it shall not, before the end of the Term, grant any lease of the Leased Property for a term commencing after the Term without having first complied with the right of pre-emption in accordance with this clause 42.

GIVING EFFECT TO THE PRE-EMPTION

42.3 If the Lessor intends to grant a lease of the Leased Property for a term commencing after the end of the Term:

                  (a) the Lessor shall serve on the Lessee a written notice at any time during the last 5 years of the Term offering to grant a new lease of the Leased Property to the Lessee, specifying the terms and conditions of the new lease and forwarding with the notice a lease which the Lessor is prepared to sign containing those terms and conditions;

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                  (b)    the Lessor's offer to grant a new lease of the Leased
                         Property to the Lessee shall constitute an irrevocable offer which the Lessee may accept within 30 days after service of the notice on the Lessee;

                  (c) the Lessee may accept the Lessor's offer to lease the Leased Property by delivering to the Lessor the new lease submitted by the Lessor duly executed by the Lessee;

                  (d) upon acceptance of the Lessor's offer by the Lessee within 30 days, the parties are bound by the new lease on the terms contained in the new lease;

                  (e) the Lessor will deliver to the Lessee within 7 days after receipt of the new lease a copy duly executed by the Lessor;

                  (f) if the Lessee does not accept the Lessor's offer of the new lease, the Lessor may grant the new lease of the Leased Property to a third party within 12 months after service of the Lessor's written notice, on terms and conditions which are not less favourable than the terms and conditions on which the new lease was offered to the Lessee;

                  (g) if the new lease of the Leased Property is not granted by the Lessor in accordance with clause 42.3(f), and subsequently the Lessor desires to grant a new lease of the Leased Property, the Lessor shall again comply with the provisions of this clause 42.



PART 43           POWER OF ATTORNEY

APPOINTMENT

43.1 The Lessee appoints the Lessor, any director or officer of the Lessor and any partner in the firm of solicitors representing the Lessor (and the Lessor's successors and assigns, being the owner of the Lease Property for the time being) as the Lessee's attorney with the powers contained in this clause.

IRREVOCABLE POWER

43.2              This power of attorney is:

                  (a)    irrevocable by the Lessee;

                  (b) granted by the Lessee for valuable consideration (the
                      grant of this Lease by the Lease) to secure the performance of the Lessee's obligations and the Lessor's proprietary interest over the Leased Property;

                  (c) only exercisable by the Lessor where there is an Event of Default.

EXTENT OF POWER - SPECIFIC

43.3 The Lessor as the Lessee's attorney and in the name and on behalf of the Lessee may:

                  (a) grant one or more subleases over the Leased Property:

                      (i)   while the Lessee is the Lessee of the Leased
                            Property;

                      (ii) after the Lessee has vacated or abandoned the Leased Property in breach of this Lease;

                      (iii) such sublease being:

                            (A) over the whole or any part of the Leased Property; and

                            (B) limited to the duration of the then existing term of this Lease binding the Lessee.

                  (b) transfer this Lease to an assignee of the Lease and
                      execute any other documents reasonably required in connection with the transfer of this Lease, after the Lessee vacates or abandons the Leased Premises, when this Lease is not terminated;

                  (c) surrender this Lease after;

                      (i) the Lessor has become entitled to terminate this Lease; and

                      (ii)  the Lessee vacated or abandons the Leased
                            Property; or

                      (iii) the Lessor terminated this Lease by serving
                            notice of termination;

                  (d) withdraw any caveat lodged by the Lessee in respect of this Lease, after the Lessor effectively terminated this Lease;

                  (e) execute any document required under the Essential
                      Legislation which is required to be executed in relation to the Primary Intended Use of the Leased Property.



EXTENT OF POWER - GENERAL

43.4              The Lessor may:

                  (a) act as attorney under this Part 43 during the continuance of this Lease and for the period of 6 months after the end of this Lease;

                  (b) register this Lease (or lease provision) as a power of attorney, at any time including after the termination of this Lease, if that is required for the exercise of any power;

                  (c) ratify and confirm any power when exercised under this clause, as attorney and agent for the Lessee.


PART 44           ESSENTIAL LEGISLATION

GENERAL

44.1 The Lessor and the Lessee agree that the rights and obligations under this Part 44 are in addition to and shall not limit the generality of the other rights and obligations under this Lease.

COMPLIANCE WITH ESSENTIAL LEGISLATION

44.2 The Lessee must promptly and at its own cost comply with the provisions of the Essential Legislation in so far as it affects the Leased Property (including, but not limited to, the use of the Leased Property for the Primary Intended Use) provided that if the Lessee has complied fully with the foregoing provisions of this clause 44.2, it shall not be deemed to be an Event of Default if the number of Beds shall be reduced as a result of compliance with Essential Legislation provided always that the Lessee is not in breach of any of the covenants contained in clauses 3 or 8 of this Lease.

DEBTS DUE TO GOVERNMENT

44.3 The Lessee covenants and warrants to the Lessor that the Lessee will be solely responsible for and must pay any debts due to any government or semi-government authority (including any grants which must be repaid to any government or semi-government authority) as required under the Essential Legislation.

TRANSFER OF APPROVALS

44.4 At the end of this Lease, including termination due to an Event of Default, the Lessee must at its cost promptly do all things necessary, including under Essential Legislation, to transfer to the Lessor (or such other Person nominated by the Lessor) such Approvals which have been granted to or are within the control of the Lessee.

FUNDING

44.5 The Lessee must apply all funding and subsidies which it receives under from any government or semi-government authority under any Essential Legislation directly for the purpose for which the funding or subsidy was granted and for no other purpose.

COPIES OF NOTICES AND ORDERS

44.6 The Lessee must promptly give the Lessor copies of all reports, notices and orders issued under the Essential Legislation in relation to the Leased Premises by any government or semi-government body.

INDEMNITY

44.7 To the fullest extent permitted by law, the Lessee agrees to protect, indemnify, defend and save harmless the Lessor, its directors, officers, shareholders, agents and employees from and against any and all foreseeable or unforeseeable liability, expense, loss, costs, deficiency, fine, penalty, or damage, (including without limitation punitive or consequential damages) of any kind or nature, including proper legal costs from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of any failure by the Lessee to comply with any aspect of the Essential Legislation.



PART 45           LIMITATION OF LIABILITY

ACKNOWLEDGEMENT

45.1              The parties acknowledge and agree that:

                  (a) the Lessor has entered into this Lease in its capacity as the trustee of the Trust and in no other capacity;

                  (b) (subject to clause 45.3) the Lessor is not liable to pay or satisfy any of its obligations under this Lease and has no liability to the other parties except to the extent of the Lessor's right of indemnity out of the assets of the Trust;

                  (c) if those assets are insufficient, the Lessee may not seek to recover any shortfall by bringing proceedings against the Lessor personally and may not seek the appointment of a liquidator, administration or arrangement of or affecting the Lessor.

RELEASE

45.2 Subject to clause 45.3, the Lessee and the Guarantor waive their rights and release the Lessor from any personal liability whatsoever in respect of any loss or damage which cannot be paid or satisfied out of the assets of the Trust.

PERSONAL LIABILITY

45.3 The Lessor is liable personally and is not released to the extent that a liability under this Lease arises out of the Lessor's own fraud, gross negligence, breach of trust or breach of duty which disentitles it from any indemnity out of the assets of the Trust in relation to the relevant liability.

LIABILITY LIMITED UNDER LEASE

45.4 Despite any other provision of this Lease, the liability of the Lessor is limited by the provisions of clauses 45.1 to
                  45.3. In the event of any inconsistency with any other provision of this Lease, these clauses are paramount.

NO AGENCY

45.5 No agent of the Lessor has authority to act on behalf of the Lessor in a way which exposes the Lessor to any personal liability. No act or omission of any such person will be of itself considered fraud, negligence, breach of trust or breach of duty of the Lessor for the purpose of clause 45.3.



46                YEAR 15 OPTION

OPTION

46.1 The Lessee shall have the option on the Year 15 Option Date ("Year 15 Option") to purchase the Leased Property on the terms of this Part 46 if:

                  (a) the Lessee signs and returns to the Lessor a Notice in the form of the Option Notice in Schedule 5 to this Lease (amended to refer to this Part 46) ("Year 15 Option Notice");

                  (b) the Lessor receives the Year 15 Option Notice not more than 12 months and not less than 6 months before the Year 15 Option Date;

                  (c) the Lessee contemporaneously gives the Lessor a Year 15 Option Notice under each Supplemental Lease, each Group Lease and each Supplemental Lease to such Group Lease;

                  (d) when the Lessee gives that notice, and on the Terminating Date, it is not in breach of this Lease, any Group Lease or any Supplemental Lease to any

                         Group Lease.

PROVISIONS TO APPLY

46.2 The provisions of Part 18 of this Lease shall apply to the exercise of the Year 15 Option with the following variations:

                  (a) "Completion Date" means within 3 calendar months after the Year 15 Option Date.

                  (b) The purchase price of the Leased Property shall be an amount equal to the Repurchase Price plus all Rent then due and payable and all other sums due under the terms of this Lease from the Lessee to the Lessor as at the date of completion of the purchase.

                  (c) The provisions of Schedule 6 shall apply to any agreement for sale and purchase arising under this Part 46.

                  (d) The Lessor shall not be obliged to complete the sale of the freehold in part only nor to complete the sale otherwise than contemporaneously with completion of the sales under the corresponding provisions of each Supplemental Lease, each Group Lease and each Supplemental Lease to such Group Lease.

                                  SCHEDULE ONE

                                   DICTIONARY

"ACCOUNTS" means the audited balance sheet and profit and loss account of any Person made up to its accounting reference date in any year (or the equivalent in relation to a Person that is not a company incorporated in Australia) together with the notes and reports forming part of the accounts (if any).

"ADDITIONAL CHARGES" means:

(a)               all Outgoings as provided in clause 4.1;

(b) all other amounts, liabilities and obligations which the Lessee assumes or agrees to pay under this Lease; and

(c) all fines, penalties, interest and costs which may be lawfully payable for nonpayment or late payment of the amounts referred to in (a) and (b) above.

"ADJUSTED RENT" means the Rent payable from any Adjustment Date.

"ADJUSTMENT DATES" means 1 July 2000 and each successive 1 July during the Term referred to in Part 3.

"APPROVALS" includes all licences, consents, registrations, certifications, accreditations and approvals relevant to the use and operation of each Facility for the Primary Intended Use in compliance with all applicable Legal Requirements.

"ASSOCIATED COMPANY" means with respect to any Person:

(a) any Person directly or indirectly controlling, controlled by or under common control with such Person;

(b) any executive officer, director or general partner of such Person; or

(c) any Person who is an executive officer, director, general partner, or trustee of any Person described in paragraphs (a) and (b) and "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise but such Person shall only be deemed to have control over another if it owns directly or indirectly 51% of the issued shares or other voting ownership rights in such Person.

For the purpose of determining an "Associated Company" of the Lessee, the definition shall exclude any company which is situated above Moran Health Care Group Pty Limited in the Lessee's company structure.

"ASSUMED INDEBTEDNESS" means any indebtedness or other obligations of the Lessor, secured by an Encumbrance over the freehold in the Leased Property.

"AWARD" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

"BALANCE OF THE TERM" means the period from the date of termination of the Lease until the Terminating Date.

"BED" means a bed at a Facility the provision of which is provided for under the terms of an Approval pursuant to the Essential Legislation.

"BUSINESS DAY" means any day except a bank or public holiday throughout New South Wales or a Saturday or Sunday.

"CASH FLOW" means for any financial year of the Lessee, the sum of:

(a) net income of the Lessee for such period (when calculating such net income the Lessee shall be entitled to deduct from gross income either Management Fees or a maximum allowance equal to 4% of gross revenues in accordance with General Standards for such period by way of allowance for central office overheads);

(b) the amount of depreciation and amortization which was deducted in computing such net income; and

(c) Rent, reduced by capital expenditures for such period (and in no event less than $300 per Bed per annum).

"CLEAN UP" means the removal and/or remediation and/or elimination of, or other response to, Contamination to the satisfaction of all applicable governmental agencies, in compliance with Environmental Laws and in compliance with good environmental management and prudent commercial practice.

"COMMENCEMENT DATE" means the date of this Lease.

"CONDEMNER" means any public or quasi-public authority, or private corporation or individual, having the power of effecting any Seizure Matter.

"CONSUMER PRICE INDEX" means the index of underlying inflation, as defined by the Commonwealth Treasury and published by the Australian Bureau of Statistics or if such index is not published then the nearest approximate index to be determined by the Lessor in the Lessor's reasonable discretion.

"CONTAMINATION" means the presence (or absence) of any Hazardous Substance or the existence of any injury to health, safety or the environment or any other environmental condition at, in, or under the Leased Property, or any Release at, in, on, from or to the Leased Property, either in breach of Environmental Laws or at the time of expiration or earlier termination of the Term of this Lease, which would be reasonably required to be removed (or added) to ensure that no environmental matter restricts the present or future use, operation, leasing, development, construction, alteration, refinancing or sale of the Leased Property.

"CURRENT ASSETS" means at any date, all assets of the Lessee that in conformity with General Standards should be classified as current assets at such date.

"CURRENT LIABILITIES" means at any date, all liabilities of the Lessee that in conformity with General Standards should be classified as current liabilities at such date.

"DATE OF TAKING" means the date the Condemner has the right to possession of the Facility.

"DEBT" excludes any letter of credit for any Rent deposit payable by the Lessee and means as applied to any Person:

(a) any obligation for the payment or repayment of money, whether present, future or actual, in respect of:

                  (i)    money borrowed, raised, advanced or paid; or

                  (ii) any bond, note, loan stock, debenture or similar instrument; or

                  (iii) any acceptance or documentary letter of credit facility; or

                  (iv) deferred payment (for more than 90 days) for any service or asset; or

                  (vii) guarantees and other assurances against financial loss in respect of any Financial Indebtedness of the kind referred to in paragraphs (I) to (vi) above inclusive of any person;

(b) that portion of obligations with respect to Finance Leases (for the avoidance of doubt, excluding this Lease) which is properly classified as a liability on a balance sheet in conformity with General Standards;

(c) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is

                  (i) due more than three months from the date of incurrence of the obligation in respect thereof; or

                  (ii) evidenced by a note or similar written instrument; and

(d) all indebtedness secured by any lien (other than a lien, arising by operation of law) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby has been assumed by that Person or is non-recourse to the credit of that Person.

"DEBT SERVICE" means as of the end of any accounting period, the sum of

(a) all (in the case of an annual period) or one-fourth (in the case of a quarterly period) of Long Term Obligations Due Within One Year as of the end of such period; and

(b)               Rent..

"DICTIONARY" means the dictionary contained in Schedule One to this Lease.

"DISPOSAL" means disposal or deemed disposal pursuant to the Tax Act.

"ENCUMBRANCE" means any mortgage, charge, deed of trust, lien or encumbrance securing any borrowing or other means of financing or refinancing, contract of sale or other matter affecting title to the Leased Property, or any portion thereof or interest therein.

"ENVIRONMENTAL DOCUMENTS" means each and every one of the following:

(a) each and every document received by the Lessee or any Associated Company from, and each and every document submitted by the Lessee or any Associated Company to any environmental health authority or agency or concerning safety in environmental matters with respect to the condition of the Leased Property, or the Lessee's operations upon the Leased Property; and

(b) each and every review, audit, report, or other analysis concerning environmental conditions, including, but not limited to Contamination at, in, or under or with respect to the Leased Property that have been prepared by or on behalf of or for the benefit of the Lessee.

"ENVIRONMENTAL LAWS" means each and every law (including, without limitation, common law), statute, code, ordinance, regulation, rule, order permit, consent decree or other requirement(including, but not limited to, consent decrees and judicial or administrative orders), and any other executive, judicial, regulatory or administrative agency, authority, board, bureau, commission, court, arbitrator or arbitration board, relating to health or safety or to the environment, including, but not limited to, those applicable to the manufacture, processing, transportation, distribution in commerce, use, generation, storage, treatment, disposal, handling and Release of any Hazardous Substance including medical waste, all as amended or modified from time to time, and those applicable to pollution, contamination, injury, destruction, loss, protection, cleanup, reclamation or restoration of the soil, ground water, surface water, air or other natural resources, to exposure to pollutants, contaminants, hazardous or toxic substances, petroleum products, materials or wastes.

"ENVIRONMENTAL REPORT" means the environmental review, audit and/or report relating to the Leased Property to be provided by the Lessee to the Lessor.

"ESSENTIAL LEGISLATION" means Aged Care Act 1997 (Cth), Aged or Disabled Persons Care Act 1954(Cth), National Health Act 1953(Cth), Nursing Homes Act 1988 (NSW), Health Care Complaints Act 1993 (NSW), Retirement Villages Act 1989 (NSW) and includes any subsequent statutory re-enactment or modification of any such Act and any order, regulation, directive, by-law, rule, consent or Approval made or granted under such Act or by any public or local authority acting in its official capacity or by any court of competent jurisdiction or any other Act, order, regulation, directive, by-law, rule, consent or Approval which in any way affects the use of the Leased Property for the Primary Intended Use.

"EVENT OF DEFAULT" has the meaning defined in Part 16 and as otherwise specifically provided in this Lease.

"EXCLUDED PERSONAL PROPERTY" means all of the chattels at the Leased Property on the Commencement Date other than the Lessor's Personal Property and includes the Residents Personal Property .

"FACILITY" means a registered nursing home/residential care facility and any other aged care or health care related facility both currently or subject to the terms of this Lease subsequently operated at the Leased Property including the Lessee's Personal Property, the Lessor's Personal Property and the Fixtures located in the Facility.

"FACILITY MORTGAGE" any Encumbrance placed on the Leased Property in accordance with the provisions of Part 35.

"FACILITY MORTGAGEE" means any holder of any mortgage deed of trust or other security agreement securing any Assumed Indebtedness.

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"FINANCE LEASE" means any lease of any property (whether real or moveable) to any Person which would, in accordance with General Standards, be required to be accounted for as a lease on the balance sheet of that Person.

"FIXTURES" means all plant and equipment fixed to the Leased Property.

"FULL REPLACEMENT COST" means the Lessor's estimate from time to time of, or such (if any) higher figure as the Lessor may from time to time specify by Notice to the Lessee as, the actual replacement cost of the Leased Property including without limitation allowance for inflation in building costs, demolition and site clearance expenses for temporary support and protection costs of compliance with local authority requirements architects surveyors and other professional fees and all other incidental expenses and GST on any of the foregoing an increased cost of construction endorsement, less exclusions provided in the standard form of fire insurance policy.

"GENERAL STANDARDS" means generally accepted accounting principles consistent with those applied in the preparation of financial statements in Australia.

"GROUP COMPANY" means the Lessee, the Guarantor and any person who at any time on, or after the date of this Lease is a Related Body Corporate (as the context may require).

"GROUP LEASE" means this Lease and each other present or future lease:

(a) which is granted by an Omega Company to a Group Company before, on or after the date of this Lease;

(b) otherwise in relation to which, at any time before, on or after the date of this Lease, an Omega Company is the lessor and a Group company is the lessee; or

(c) which the Lessor and the Lessee and (if required by the Lessor) any Guarantor otherwise have agreed or may agree in writing shall be designated a Group Lease.

"GUARANTOR" means Moran Health Care Group Pty Limited (ACN 008 585 242) and any other person who during the Term acts as surety or guarantor of the Lessee (and whether or not as a primary obliger).

"GST" means goods and services tax, consumption tax, value added tax or any similar tax, impost or duty imposed by any law of the Commonwealth of Australia or any State or Territory of Australia (whether in force before or coming into force after the date of this Lease).

"HAZARDOUS SUBSTANCES" means any dangerous, toxic or hazardous material, petroleum products, pollutants, contaminant, chemical, waste including medical waste or substance defined, listed or described as any of such in or governed by any Environmental Law.

"INITIAL PURCHASE PRICE" means $50,500,000.

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"INPUT GST" means the GST which is charged or levied by any Person on goods, services or other things acquired by the Lessor concerning the goods, services and other things which the Lessor, in turn, provides to the Lessee under this Lease.

"INSURANCE REQUIREMENTS" means all terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

"INSURED RISKS" means fire, explosion, storm, tempest (including lightning), flood, burst pipes, impact and (in peacetime) aircraft and articles dropped from aircraft, riot and civil commotion and any other risks against which the Lessor or any Facility Mortgagee may from time to time require the Lessee to effect insurance in respect of the Leased Properties.

"LAND" means the land described on the cover sheet of this Lease.

"LEASE" means this Lease any Supplemental Lease and any other deed expressed to be supplemental hereto and includes any schedules and Exhibits hereto or thereto.

"LEASE GUARANTEE" means the guarantee given by the Guarantor under Part 42 of this Lease in respect of the Obligations.

"LEASE YEAR" means the period from 1st July in each year of the Term (but from the date of this Lease in the case of the first year of the Term) to 30th June in the next following calendar year.

"LEASED PROPERTY" means the Land, each Facility, the Fixtures and the Lessor's Personal Property. If any such assets shall cease to be subject to this Lease before the expiration or sooner determination of the Term, the assets will cease to be part of the Leased Property and the definitions of Property, Facility, Fixtures and the Lessor's Personal Property shall be modified accordingly.

"LEGAL CHARGE" means any legal mortgage made between the Lessee and the Lessor relating to this Lease.

"LEGAL REQUIREMENTS" includes the Environmental Laws, the Essential Legislation and the Planning Acts and means every other Act of Parliament or requirement of any local or government authority or agency relating to or affecting the Leased Property or the ownership use, construction, operation, maintenance, lease, sublease, repair, rebuilding, occupation or alteration thereof or the employment or residence therein of any person or otherwise howsoever relating to the Leased Property or the interest of the Lessor, the Lessee or any third party in the Leased Property.

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This definition includes, unless a contrary intention is stated, (without limitation) every Act of Parliament whether named in this Lease or not or whether in force today or not and any subsequent statutory re-enactment or modification of any Act of Parliament and any order, regulation, directive, by-law, rule, consent or licence made or granted under any Act of Parliament or by any public or local authority acting in its official capacity) or by any court of competent jurisdiction.

"LESSEE" means Moran Health Care (Australia) Pty Limited (ACN 082 466 457) and its successors in title and assigns.

"LESSEE'S CERTIFICATE" means a statement in writing in substantially the same form of Schedule 4 attached hereto (with such changes thereto as may reasonably be requested by the Person relying on such certificate qualified as may be necessary to render such certificate true).

"LESSEE'S PERSONAL PROPERTY" means all tangible moveable personal property acquired by the Lessee for use in connection with each Facility, except the Lessor's Personal Property, Fixtures and Replacement Property .

"LESSOR" means Premier Care Australia Pty Limited (ACN 069 875 476) and its successors in title and assigns.

"LESSOR'S PERSONAL PROPERTY" means all of the assets and chattels at the Leased Property on the Commencement Date.

"LONG TERM OBLIGATIONS DUE WITHIN ONE YEAR" means as of any date, all Debt of the Lessee that in conformity with the General Standards should be classified as long-term obligations due within one year of such date.

"MANAGEMENT CONTRACT" means any agreement or arrangement under which any Person (not being an employee, officer or director of the Lessee) is appointed to manage on behalf of the Lessee the whole of any Facility.

"MANAGEMENT FEES" means fees paid to any Person (not being an officer, director or employee of the payer) for the management of the whole of any Facility or Facilities to a maximum amount of 4% of the Lessee's gross revenue per annum (calculated in accordance with General Standards).

"MAXIMUM RENT APPORTIONMENT" means in relation to any Facility or Leased Property such amount as represents the product of the following formula:

                  RP x R
                      ---
                      100
where RP is the amount of the Repurchase Price of the relevant Facility or Leased Property (to which the apportionment in question is made) at the relevant time and R is the product of the Rent divided by the Initial Purchase Price and multiplied by 100%.

"MINIMUM CAPITAL EXPENDITURE" means the sum required to be expended each Lease Year by the Lessee in accordance with Part 8.

"MINIMUM CONTINUING RENT" means in relation to any Facility or Leased Property such amount as represents the product of the following formula:

                  RP x 10
                       --
                      100

"MINIMUM NET WORTH" means initially $100,000 increasing on the first day of each fiscal period of the Lease on a cumulative basis by an amount equal to:

(a) (whilst the minimum net worth of the Lessee is less than or equal to $1,000,000) 30% of the post tax profits of the Lessee as disclosed in the Lessee's Accounts for the immediately preceding fiscal period of the Lease excluding any such profits derived from the sale of any Surplus Land as defined in the Relationship Agreement (referred to below) within the first 30 months of the Term and the sale of any DMZ (also as defined in the Relationship Agreement) within the first 24 months of the Term;

(b) (when the minimum net worth of the Lessee exceeds $1,000,000) such percentage as equals the percentage by which the Consumer Price Index published on the last published date before commencement of that Lease Year exceeds the corresponding Consumer Price Index published on the last published date before commencement of the immediately preceding Lease Year.

"NET PROCEEDS" means all proceeds received by reason of any loss or damage to the Leased Property, or any portion thereof, insured under any policy of insurance required by Part 13 of this Lease, net of any costs incurred by the Lessor in obtaining such proceeds.

"NOTICE" means any notices, demands, requests, consents, approvals and other communications given pursuant to Part 31 of this Lease.

"OBLIGATIONS" means the Lessee responsibilities, duties and obligations under this lease and at law.

"OFFICER'S CERTIFICATE" means a certificate of the Lessee signed by one or more directors of the Lessee.

"OPTION NOTICE" means a notice in the form of a Notice set out in Schedule 5 of this Lease.

"OUTGOINGS" means collectively, all rates, taxes, assessments, duties, outgoings, impositions and charges whatsoever, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, registration, licence, permit, inspection, authorization and similar fees), and all other governmental or local charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by the Lessee and/or the Rent (including all interest and penalties thereon due to any failure in payment by the Lessee), which at any time before, during or in respect of the Term hereof may be assessed or imposed on or in respect of

(a)               the Lessor or the Lessor's interest in the Leased Property,

(b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein,

(c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof, or

(d)               the Rent.

Not included in the definition of Outgoings are:

(a) income tax, company tax and capital gains tax and any other taxes (whether taxes of Australia, New South Wales or foreign taxes) charged on the income, profits or gains of the Lessor in respect of Rent paid under this Lease or any disposal by the Lessor of the freehold interest in the Leased Property of any part thereof;

(b)               GST (which is expressly dealt with in the Lease); and

(c)               withholding taxes.

"OVERDUE RATE" means on any date, a rate equal to five percentage points above the average bid rate for bills (as defined in the Bills of Exchange Act 1901
(Cwth)) which is displayed on the page of the Reuters Monitor System designated "BBSY" but in no event greater than the maximum rate then permitted under applicable law.

"PAYMENT DATE" means any due date for the payment of the instalments of Rent, Additional Charges, or any other sums payable under this Lease.

"PERMITTED ENCUMBRANCES" means the applicable permitted encumbrances described or referred to in Schedule 3 of this Lease.

"PERSON" means any natural person, trust, partnership, company, corporation, joint venture or other legal entity.

"PLANNING ACTS" means the Local Government Act 1993, the Environmental Planning and Assessment Act 1979.

"PRESENT VALUE" of any amount means such amount as may be agreed between the parties at its present value (being discounted to reflect accelerated payments and so reflect appropriate damages) as at the date of termination of the Lease having regard to relevant information about prevailing interest rates for the Balance of the Term, or, in default of such agreement, as may be determined in accordance with Part 36.

"PRIMARY INTENDED USE" means use as an aged care facility, assisted and self-care aged living accommodation, nursing home, hostel, retirement village or residential care home (including the provision of health and nursing services) in accordance with the certificate or certificates of registration existing on the date of this Lease in respect of the Facilities pursuant to the Essential Legislation or if such legislation is repealed and not replaced by equivalent legislation of like effect as a high class aged care facility, assisted and self-care aged living accommodation, nursing home, hostel, retirement village or residential care home.

"PURCHASE PRICE" means the Initial Purchase Price and in addition any Purchase Price as referred to in any Supplemental Lease.

"REGISTRAR GENERAL" means the Registrar General of the Land Titles Office of New South Wales.

"REGULATORY ACTIONS" means any claim, demand, action or proceeding brought or instigated by any government authority in connection with any Environmental Law, including, without limitation, civil and/or criminal administrative proceedings, and whether or not seeking costs, damages, penalties or expenses.

"RELATED BODY CORPORATE" has the same meaning as that given in the Corporations Law.

"RELEASE" means the intentional or unintentional spilling, leaking, dumping, pouring, emptying, seeping, disposing, discharging, emitting, depositing, injecting, leaching, escaping, abandoning, or any other release or threatened release, however defined, of any Hazardous Substance.

"RENT" means the initial rent of $1 payable until [## 12 months less 1 day after closing] increasing to $5,000,000 from and including [## 12 months from closing] during the first Lease Year until 30 June 2000 and such increased amount from 1 July 2000 and in subsequent Lease Years asreferred to in Part 3 and also includes (in addition) the yearly rent from time to time reserved by each Supplemental Lease.

"RENT DEPOSIT ACCOUNT" means any bank account under the control of the Lessor and maintained by the Lessee pursuant to any rent deposit deed made between the Lessee and the Lessor and supplemental to this Lease.

"REPLACEMENT PROPERTY" means any operational equipment or parts or property of the Fixtures or Lessor's Personal Property which have been replaced by the Lessee under clause 9.11.

"REPLACED PROPERTY" means any of the Fixtures or the Lessor's Personal Property which have:

(a) become worn out, obsolete or unusable for the purpose for which it is intended; or

(b)               been lost or stolen damaged or destroyed (subject to Part 14).

"REPURCHASE PRICE" means the gross amount that the Lessor must receive so that after deducting an amount equal to the Tax calculated in accordance with the Tax Act in respect of the year of income in which the Lessor Disposes of the Leased Property or any part of the Leased Property and which relates directly or indirectly (and for the avoidance of doubt this will include any Tax calculated as payable by any beneficiary of any trust as a result of the inclusion in its assessable income of any amount arising from the Disposal) to such Disposal (and ignoring any deductions or concessions available to the Lessor other than those which relate directly to the Leased Property) so that it receives:

(a) a net amount equal to 11 time the Rent payable immediately before the date of completion of the purchase of the Leased Property;

(b) LESS an amount equal to the amount of tax calculated in accordance with the Tax Act in respect of the year of income in which the Lessor Disposes of the Leased Property or any part of the Leased Property and which relates directly or indirectly (and for the avoidance of doubt this will include any Tax calculated as payable by any beneficiary of any trust as a result of the inclusion in its assessable income of any amount arising from the Disposal) to such Disposal assuming:

                  A the Lessor acquired the Leased Property on the date of this Agreement; and

                  B the acquisition cost of the Leased Property was $50 million or in the case of the Disposal of a part of the Leased Property such proportion of $50 million as the Lessor determines acting reasonably;

(and ignoring any deductions or concessions available to the Lessor other than those which relate directly to the Leased Property).

"RESIDENTS' PERSONAL PROPERTY" means all of the chattels at the Leased Property on the Commencement Date owned by the residents of the Leased Property.

"SECURITY AGREEMENT" means a fixed and floating charge granted on the date of this Lease between the Lessee and the Lessor.

"SEIZURE MATTER" means if (whether by order of any government or authority or otherwise) the Leased Property or any material part thereof shall be dismantled, confiscated, compulsorily required, vested, seized or appropriated or otherwise permanently or for any material period closed or taken out of the possession or control of the Lessee or the Lessor but excluding taking of possession by any mortgagee.

"SUBDIVISION APPLICATION" means the application by the Purchaser to the relevant local council to subdivide the Development Property in accordance with the Subdivision Plan (including all plans and written applications).

"SUBDIVISION APPROVAL" means the approval by the local council of the Subdivision Application.

"SUBDIVISION PLAN" means the plan or plans of subdivision of the Development Property (including any easements, covenants and restrictions required by the Lessor) prepared by the Lessee at its cost and in accordance with the directions and requirements of the Lessor.

"SUPPLEMENTAL LEASE" means any lease or underlease between the Lessor and the Lessee (and whether or not a Guarantor shall be party thereto) expressed to be supplemental to this Lease.

"TAKING" means a notice to treat, notice of entry or any compulsory purchase or vesting or any Seizure Matter of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, affecting the Leased Property whether or not the same shall have actually been commenced.

"TANGIBLE NET WORTH" means at any date in respect of any Person, the net worth of that Person as determined in conformity with the General Standards (but recording debt that is subordinated to all liabilities of the Person as equity or in the case of a company ordinary share capital), less the consolidated Intangible Assets of that Person, as determined at such date. For purposes of this definition, "Intangible Assets" means the amount of

(a) all unamortised debt discount and expense, unamortised deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organizational and developmental expenses, unamortised operating rights, unamortised licences, unamortised leasehold rights and other intangible assets;or depreciation and any write-up resulting from a change in methods of accounting or inventory; and

(b) the amount of any investment in any Associated Company. For the purpose of calculating Tangible Net Worth there may be taken into account to the extent consistent with the General Standards the amounts standing to the credit of any Rent Deposit Account.

"TAX" means any present or future tax, levy, impost, deduction, charge, duty, compulsory loan or withholding (together with any related interest, penalty and fine in connection with any of them) levied or imposed by any government agency, other than those imposed on overall net income;

"TAX ACT" means the Income Tax Assessment Act 1936 and includes the Income Tax Assessment Act 1997, and in either case where amended, re-enacted or replaced that amended, re-enacted or replacement legislation.

"TERM"means the term of 30 years from and including the Term Commencement Date .

"TERM COMMENCEMENT DATE" means the date of this lease.

"TERMINATING DATE" means the date which is 30 years after the Term Commencement Date.

"THIRD PARTY CLAIMS" means any claims, actions, demands or proceedings (other than Regulatory Actions) howsoever based on (including without limitation) those based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to health, welfare or property) due to Contamination, and whether or not seeking costs, damages, penalties or expenses, brought by any person or entity other than a governmental agency.

"TRANSACTION DOCUMENTS" means:

- the Relationship Agreement (so called) between Omega Worldwide, Inc, the Guarantor and various other parties; and

- the Lease Guarantee (so called) between the Lessor and the Guarantor; and

- the Procurement Agreement (so called) between the Lessee, FAI Insurances Limited (ACN 004 304 545), the Guarantor and certain members of the Moran family;

all dated on or about the same date as this Lease.

"TRUST" means Assisted Living Unit Trust.

"TURNOVER" means the aggregate of all sums of money or other consideration received or receivable for all services sold or performed and all goods (if any) sold, leased, hired or otherwise disposed of and from all businesses of any nature whatever conducted at, in, from, on or upon each Facility by the Lessee. In calculating such sums no deduction shall be made for bad or doubtful debts but shall not include any GST, purchase tax and any similar sales or excise tax imposed directly on the Lessee in respect of the supply of goods or services but only to the extent that such tax is actually paid or accounted for by the Lessee to the taxing authority.

"TURNOVER PERIOD" means the period of 12 months expiring on the last day of the calendar month immediately preceding the date of expiration of each Lease Year except for the period from the date of this Lease to 30 June 2000 in which case the Turnover Period shall be the period commencing on the date of this Lease and expiring on 30 June 2000.

"UNAVOIDABLE DELAYS" means delays due to strikes, lock-outs, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be a cause beyond the control of either party to this Lease.

"UNSUITABLE FOR ITS PRIMARY INTENDED USE" means a state or condition of a Facility such that by reason of damage or destruction, or a Seizure Matter, that Facility cannot (in the reasonable opinion of the Lessor) be operated for its Primary Intended Use, taking into account, among other relevant factors, the number of useable Beds, the amount of square footage and the estimated revenue affected by such damage or destruction.

"YEAR 15 OPTION DATE" means the date which is 15 years after the Commencement Date.

                           SCHEDULE 2: LEASED PROPERTY

                                 LEASED PROPERTY

All the land and buildings comprised within the following Certificates of Title:

1                 Endeavour:             Certificate of Title Vol 8641 Fol 117

                                         Folio Identifier 16/37509



2                 Oban:           Folio Identifier 2/37509

                                         Folio Identifier 3/37509

                                         Folio Identifier 4/37509

                                         Folio Identifier 5/37509

                                         Folio Identifier 6/37509

                                         Folio Identifier 17/111507



3                 Berkeley Village:      Certificate of Title Vol 8624 Fol 130



4                 Glenmere:              Certificate of Title Vol 8644 Fol 38



5                 Seaside:               Folio Identifier 51/SP22115



6                 Tweed Heads:           Folio Identifier 1/719133

                                         Folio Identifier 11/736515

                                         Certificate of Title Vol 8644 Fol 37



7                 Edgewood Park:         Certificate of Title Vol 8643 Fol 95

8                 Killarney Vale:        Folio Identifier 22/794053

                                         Certificate of Title Vol 8641 Fol 95

                                         Folio Identifier 13/732182



9                 Cherrywood:            Folio Identifier 27/837884



10                Hillside:              Certificate of Title Vol 8638 Fol 198

    PROPORTION OF RENT AND INITIAL PURCHASE PRICE APPLICABLE TO EACH FACILITY

                    PURCHASE PRICE                                  RENT

                    $                                               $

1.

2.

Total

                       SCHEDULE 3: PERMITTED ENCUMBRANCES

                                     Deleted

                        SCHEDULE 4: ESTOPPEL CERTIFICATE

## ("Lessee") under the Lease ("Lease") dated ##, 199 ## and made with ## ("Lessor"), hereby certifies that:

1 It is the Lessee under this Lease; that attached hereto as Annexure "A" is a true and correct copy of this Lease; that said Lease is now in full force and effect and has not been amended, modified or assigned except as disclosed or included in Annexure "A"; and that said Lease constitutes the entire agreement between the Lessor and the Lessee.

2             Except as disclosed or included in Annexure "A":-

              - there exist no defences or set offs to enforcement of this Lease;

              - to the best of the Lessee's knowledge there are, as of the date hereof, no breaches or unremedied defaults on the part of the Lessee or the Lessor thereunder; and

              - the Lessee has not received written notice of any prior assignment, hypothecation, subletting or other transfer of the Lessor's interest in this Lease.

3             The Rent for the current Lease Year under this Lease is $_______.
              All Rent which is due has been paid, and there are no unpaid Additional Charges owing by the Lessee under this Lease as of the date hereof. No Rent or other items (including without limitation security deposit and any impound account or funds) have been paid by the Lessee in advance under this Lease except for the security deposit held by the Lessor a charge on a rent deposit account in the amount of $ ____ and the monthly instalment of Rent that became due on [ ].

4 The Lessee has no current claim against the Lessor for the return of any security deposit or prepaid Rent except as provided in paragraph 3 of this Certificate.

5 The Lessee has not, and to the best of the Lessee's knowledge the Lessor has not begun any action, or given or received any notice for the purpose of termination of this Lease.

6             This Estoppel Certificate has been requested by the Lessor under
              Part 20 clause 20.1 of this Lease and for the benefit of __________ ("Relying Party"). The Relying Party is entitled to rely on the statements of the Lessee contained in this certificate.

8. All capitalized terms under herein and not defined herein shall have the meanings for such terms set forth in the Lease.


Dated: _____________________                                     the Lessee:

By:

                          SCHEDULE 5: THE OPTION NOTICE

Definitions

"PROPERTY" means ##.

"INTENDING VENDOR" means ##.

"INTENDING PURCHASER" means ##.

"OPTION AGREEMENT" means an Agreement contained in Section 18 of a Lease dated ## 1998 between ## and ## relating to the Leased Property.



The Option contained in the Option Agreement is hereby exercised and the Leased Property shall be purchased by the Intending Purchaser on the terms set out in the Option Agreement.



Signed by the Intending Purchaser..............................

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                         SCHEDULE 6: CONDITIONS OF SALE

1             DEFINITIONS & INTERPRETATION

1.1           DEFINITIONS

              Unless the context otherwise requires, the following expressions shall have the following meanings:-

              "ACTUAL COMPLETION" means actual completion of the sale and purchase under the Option and "DATE OF ACTUAL COMPLETION" shall be construed accordingly;

              "ARREARS" means Rent, and other moneys recoverable by the Lessor from the Lessee under the Lease but unpaid at Actual Completion and whether or not demanded;

              "BUSINESS DAY" has the meaning given to it in the Standard Conditions.

              "COMPLETION DATE" means the due date for completion ascertained in accordance with clause 14.2, 14.3 or 16.4 as appropriate and will be the date upon which the Option is effective;

              "HEAD LEASE" means any lease or underlease under which the Lessor holds any part of the Leased Property and includes all licences, deeds and other documents supplemental thereto so far as subsisting on Actual Completion;

              "LESSOR'S CONSENT" means the requisite consent in writing or (if so required by the Lessor) by deed of the Lessor to the assurance of the Head Lease to the Lessee or a permitted assignee or a final declaration of the Court to the effect that such consent has been unreasonably withheld;

              "LESSOR" means the Person or company in whom the reversion expectant upon the term granted by the Head Lease is vested at the relevant time and includes any superior Lessor;

              "LEASE" means the Lease and any Supplemental Lease and any other deed expressed to be supplemental thereto and includes any Schedules thereto;

              "STANDARD CONDITIONS" means the edition of the Law Society of New South Wales and Real Estate Institute of New South Wales Contract for the Sale Of Land which is current at the date of exercise of the Option;

              "OPTION" means any option or election made by the Lessee under or in accordance with Part 18 of the Lease;


              "PRICE" means the Repurchase Price;

              "PROPERTY" means all that the Lessor's reversionary interest in the Leased Property (excluding any Affected Property which has ceased to be Leased Property under clause 14.7 before notice to exercise the Option was given under clause 18.3).

1.2           INTERPRETATION

              (a) Words and expressions defined in or to be interpreted in accordance with any provisions of the Lease shall (save where a different definition or interpretation is given in this Schedule in which case such different definition or interpretation will prevail) bear the same meaning or (as the case may require) be interpreted in the same way in this Schedule.

              (b) Unless the context otherwise requires, words or expressions importing the singular number shall be deemed to include the plural and vice versa, words importing the neuter gender shall be deemed to include the masculine and feminine genders and words importing the masculine gender only shall be deemed to include the feminine and vice versa.

              (c) Unless otherwise stated, a reference to a paragraph is a reference to a paragraph in this Schedule and a reference to a subparagraph is a reference to a subparagraph in the paragraph in or to which reference is made, and a reference to a Part or clause is a reference to a Part or clause in the Lease.

              (d) References to any Act of Parliament include references to any statutory modification or re-enactment thereof for the time being in force and any order, instrument, regulation or by-law made or issued thereunder.

              (e) The headings herein contained shall not be taken into account in the construction or interpretation of this Agreement.



2             MATTERS AFFECTING THE PROPERTY: TITLE

              (a) The Property is sold subject to and with the benefit of the Lease so far as subsisting on Actual Completion.

              (b)    The Property is also sold subject to:-

                     (i) all matters in the nature of easements, rights, exceptions, reservations, restrictions, covenants, conditions and agreements;


                     (ii) the entries on the Certificate of Title for the Property by the Registrar General other than any Encumbrances securing indebtedness of the Lessor or any Associated Company of the Lessor.

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                     (iii)     any Encumbrances (not securing indebtedness of
                               the Lessor or any Associated Company of the Lessor) consented to by the Lessee (such consent being in writing and signed as a deed) before or during the Term;

                     (iv)      any permitted Encumbrances; and

                     (v) any other Encumbrances created before or during the Term in the operation of the law that do not relate to indebtedness of the Lessor or any Associated Company of the Lessor

                     (vi) (If any part of the Property is leasehold) the rents reserved by and the covenants and conditions on the part of the Lessee to be observed and performed contained in the lease thereof or in any deed or document supplemental thereto (in each case) so far as the same are subsisting and capable of taking effect at Actual Completion.

              (c) The Lessee will be deemed to purchase with full knowledge of all matters subject to which the Property is sold thereof and (subject to the provisions of clause 2(g)) will not raise any enquiry, requisition or objection in relation thereto.

              (d) The Lessee and any permitted assignee to whom the Property is assured will in the assurance of the Property:-

                     (i) jointly and severally covenant by way of indemnity only with the Lessor that the covenantee and its successors in title will thenceforth perform and observe:-

                               (A) the obligations of the Lessor under and the conditions contained in the Lease; and

                               (B) the other obligations of the owner of the Property or otherwise binding on the Lessor arising under the documents and matters subject to which the Property is sold (so far as the same affect the Property (or any part or parts thereof) and are still subsisting and capable of being enforced); and

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                     (ii)      covenant with the Lessor fully and effectually to
                               indemnify the Lessor in respect of all such obligations and conditions referred to in this clause 2(d) and against all actions, claims, costs, demands, expenses, liabilities and losses arising in consequence of any breach thereof.

              (e) The Lessee shall be deemed to have full notice of both the present user and permitted uses of the Property and shall not be entitled to request any information or to raise any objection or requisition with regard thereto.

              (f) The description of the Property is believed and shall be deemed to be correct and no objection or requisition shall be made on account of any error or omission in description.

              (g) Title to the Property having been deduced to the Lessee before the date hereof, the Lessee shall accept the same and shall raise no enquiry, requisition or objection thereto save in respect of matters arising after the assurance of the Property to the Lessor.



3             STANDARD CONDITIONS OF SALE

3.1 The sale of the Property is subject to the Standard Conditions (as hereby varied) so far as the same are not inconsistent with the terms hereof and subject to the following:

              (a) the prescribed rate of interest is 4% per annum above Westpac Indicator Lending Rate from time to time;

              (b) "price" shall include the Price and any sum to be paid for chattels, fittings or other separate items;

              (c) the Property is sold subject to such of the following matters:

                     (i) all rates, water, sewerage and drainage service and usage charges, land tax and all other periodic outgoings;

                     (ii) all notices served and orders, demands, proposals or requirements made by any local or other public authority (whether before, on, or after the date of this Agreement);

                     (iii) all actual or proposed charges, notices, orders, restrictions, agreements, conditions or other matters arising under any planning legislation.


3.2 The Lessor shall be deemed to be ready and willing to fulfil its own outstanding obligations under this Agreement:-

                  (a)    If it could do so but for the default of the Lessee;
                         and

                  (b) Even though a mortgage or charge remains secured on the Property.

3.3 Any amount payable by the Lessee under the Option shall be paid free of all deductions, withholdings or set-offs whatsoever.

3.4 For the avoidance of doubt any sum (including any purchase money) or other consideration payable under or by virtue of the Option shall to the extent that GST is chargeable thereon be (and be deemed to be) exclusive of GST which tax shall be payable by the party obliged to pay such sum or other consideration and which shall be payable on the due date for payment of such sum or consideration (as the case may be).

3.5 If any part of the Property is leasehold the obligations of the Lessor and the Lessee for the assurance of that part under the Option are conditional on the obtaining of the Lessor's Consent.

3.6 The Lessor shall as soon as practicable after exercise of the Option apply for and use its reasonable endeavours to obtain the Lessor's Consent duly signed or executed (as the case may require) but such obligation shall not extend to the execution of any works of repair or redecoration and shall not unless reasonably required by the Lessee and without cost to the Lessor (the Lessee paying the Lessors proper and reasonable costs) include taking court proceedings.

3.7               The Lessee shall promptly:-

                  (a) supply all such references and information as the Lessor may reasonably require, including in relation to any proposed surety, in order to consider the Lessor's application for the Lessor's Consent;

                  (b) comply with the Lessor's and their respective Solicitors' reasonable requirements in relation to the granting of the Lessor's Consent; and

                  (c) execute and procure any permitted assignee to execute a counterpart of the Lessor's Consent incorporating if so required by the Lessor:-

                         (i) a covenant by the Lessee and any permitted assignee to pay the rents reserved by the Lease and to observe and perform the Lessee's covenants and the conditions contained in the Lease; and

                         (ii) such other covenants by the Lessee and any permitted assignee as the Lessor may reasonably require and which may include covenants by the Purchaser and permitted assignee as to the execution of works of repair and redecoration where in the opinion of the Lessor required to remedy any breach of any of the Lessee's covenants or the conditions contained in the Lease; and

                     (iii) if so required by the Lessor procure that a surety or sureties acceptable to the Lessor sign or execute such counterpart to enter into such covenants as may be reasonably required by the Lessor within 5 business days after the engrossment thereof has been submitted to the Lessee's Solicitors.

3.8 As soon as reasonably practicable after the obtaining of the Lessor's Consent the Lessor shall procure that the Lessee is given notice to the effect that the conditions set out in clause 3 have been satisfied.



4             NON-ASSIGNMENT

4.1 The Lessee shall not assign except contemporaneously with a lawful assignment of the Lease and to the same assignee ("PERMITTED ASSIGNEE") in whole or part the benefit of the Option which is personal to the Lessee.

4.2 The Lessor shall not be required to execute an assurance of the whole or any part of the Property to any Person other than the Lessee named herein or a permitted assignee nor to grant any overriding lease of the whole or any part of the Property and the Property shall be assured to the Lessee or a permitted assignee as a whole by one assurance only.



5             COMPLETION

5.1 Completion of the sale and purchase hereby agreed shall take place on the Completion Date at the Lessor's solicitors' office or at such other place as the Lessor may reasonably require, when the whole of the Price together with the other purchase money shall be due and payable.

5.2 For the purpose of ascertaining the day of Actual Completion under this Agreement only every day shall be deemed to end at 2.00 p.m. so that if, due to the default of the Lessee, Actual Completion is effected after 2.00 p.m. on any day it shall be deemed to have been effected on the next following business day and (inter alia) interest shall accrue accordingly.

5.3 The Lessor shall not be obliged to complete the sale of the reversion to the Lease in part only nor complete the sale otherwise than contemporaneously with completion of the

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              sales under the corresponding provisions of each Supplemental
              Lease.



6             CANCELLATION OF REGISTRATIONS

6.1 Upon any rescission or determination of any agreement arising on exercise of the Option, howsoever arising, the Lessee shall forthwith, and in any event within 5 business days (in respect of which time shall be of the essence) of such rescission or determination, apply for and procure the cancellation of all caveats and other entries and registrations effected (or for which an application shall have been made) to protect such agreement and the interests of the Lessee as purchaser of the Property. The Lessee shall provide certified true copies of all such applications for cancellation to the Lessor.

6.2 The Lessee hereby irrevocably appoints the Lessor as its attorney to act in its name and on its behalf for the purpose of effecting or procuring such cancellations at the cost of the Lessee in the event that the Lessee shall fail to fulfil its obligations under clause 6.1.

6.3 This paragraph shall remain in effect notwithstanding any rescission or determination of any agreement as aforesaid or of the Lease.



7             MERGER

              The provisions of this Schedule shall remain in full force and effect in so far as they remain to be observed and performed notwithstanding Actual Completion.



8             ENTIRE AGREEMENT: LIMITATIONS AS TO WARRANTIES

8.1 The Lessor and the Lessee respectively acknowledge that this Schedule and the Lease constitute and form the entire contract between them relating to its subject matter and that if it shall exercise the Option the Lessee will not exercise the same in reliance on any representation, warranty or statement (whether oral, written or implied) made by or on behalf of the Lessor. This clause shall remain in effect notwithstanding Actual Completion.

8.2 No modification, variation or waiver of any of the provisions of this Schedule shall, except as otherwise expressly provided, be effective unless the same is in writing and signed by the party against which enforcement of such modification, variation or waiver is sought.

8.3 Any failure of either party hereto at any time to require performance by the other of any

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              provision of this Agreement shall not affect the right of such party to require performance of that provision.


9             NOTICES

              ALL notices given by either party to the other under the Option shall be served or mailed in accordance with Section 31.

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                 SCHEDULE 7: OPTION TO PURCHASE RELEVANT ASSETS

1             DEFINITIONS

In this Schedule, unless the context otherwise requires, the following expressions shall have the following meanings:-

"ACCRUED LEAVE ENTITLEMENTS" means the accrued rights of each Employee whose employment is transferred to the Lessee under clause 4.7 to sick leave, long service leave and holiday pay as at Option Completion.

"BUSINESS" means the nursing and/or residential care home businesses carried on by the Lessee at each of the Leased Properties;

"BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks generally are open for business in Sydney;

"CONSUMABLE" means food, fuel, linen, cleaning supplies and materials, medical and nursing supplies, medical record supplies, office supplies and other consumable stores;

"EMPLOYEES" means the employees engaged by Lessee on Option Completion in connection with the Business;

"ENCUMBRANCE" includes any interest or equity of any Person (including, without prejudice to the generality of the foregoing, any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecations, security interest (including any created by law), title retention or any other security agreement or arrangement or a rental, hire purchase, credit sale or other agreement for payment on deferred terms;

"FUTURE HIRE CONTRACTS" means those contracts and other contractual arrangements which shall or may be entered into by the Lessee or its predecessors in title on or after the date of completion under which tangible assets shall be supplied to the Lessee for use in or in connection with the Business by way of replacement for any Hired Assets or any other Future Hired Assets on hire or other rental, lease, licence, hire purchase or on other terms such that title does not pass to the Lessee (provided that the foregoing shall not include or relate to any tangible assets which would be owned by the Lessee were it not only for any retention of title or like clause in any original purchase contract);

"FUTURE HIRED ASSETS" means tangible assets the subject of Future Hire
Contracts;

"HIRE CONTRACTS" means those contracts and other contractual arrangements entered into by or on behalf of the Lessee or its predecessors in title before the date of the completion under which tangible assets used in or in connection with the Business at that date other than the Sale Assets have been supplied to or are now held by the Lessee on hire or other rental, lease, licence, hire purchase or on other terms such that title thereto does not pass or has not at completion passed to the Lessee (provided that the foregoing shall not include or relate to any tangible assets which would have been owned by the Lessee were it not only for any retention of title or like clause in any original purchase contract);

"HIRED ASSETS" means tangible assets the subject of Hire Contracts;

"LEASE" means this Lease;

"THE LESSEE'S PERSONAL PROPERTY" has the meaning ascribed to it in the Lease;

"LESSOR", except in clause 2.1, includes its nominee where the context permits.

"THE LESSOR'S PERSONAL PROPERTY" has the meaning ascribed to it in the Lease;

"THE LESSOR'S SOLICITORS" means the solicitors to the Lessor being at present Phillips Fox of 255 Elizabeth Street, Sydney;

"OPTION" means the Option granted under paragraph 2.1 of this Schedule;

"OPTION COMPLETION" means completion of the sale and purchase of the Relevant Assets under the Option;

"OPTION PRICE" means the option price specified in paragraph 3.1;

"PROPERTIES" means the properties described in the Lease;

"RELEVANT ASSETS" has the meaning ascribed to it in paragraph 2.2 of this Schedule;

"SALE ASSETS" means the Properties and the Lessee's Personal Property;

"THIRD PARTY" has the meaning ascribed to it in paragraph 4.10(1);



2             GRANT OF OPTION

2.1           GRANT OF OPTION

              In consideration of the payment by the Lessor to the Lessee of the sum of $1 (receipt of which is hereby acknowledged) the Lessee irrevocably and unconditionally grants to the Lessor or its nominee the right, exercisable as provided in paragraph 2.3, to purchase such of the Relevant Assets specified by the Lessor, for the Option Price specified in paragraph 3.

2.2           SUBJECTS OF OPTION

              (a)    In this Schedule, the "RELEVANT ASSETS" comprise

                     (i) all the assets (including goodwill and book debts) which shall as at the date on which notice is given to exercise the Option be owned and solely used by the Lessee in connection with the Business at the Properties or any of them that were subject to the Lease immediately before its termination, excluding only (i) any rights of the Lessee against third parties not arising out of or in connection with the Relevant Assets so far as acquired by the Lessor under the Option; (ii) any intellectual property documents, manuals, reports and other information developed by the Lessee in connection with its operations in Australia including (without limitation) patient satisfaction surveys, employee handbooks, corporate financial statements and quality assurance policies and procedures; (iii) all accounting, financial and taxation records which relate to the Business (in whatever form) which are required by statute or other legal requirements to be retained; (iv) all cash in hand or at the bank; and (v) for the avoidance of doubt, the Lessee's Personal Property (but excluding the Residents' Personal Property);

                     (ii)      all the Hired Assets and Future Hired Assets; and

                     (iii)     Consumables

2.3           EXERCISE OF OPTION

              The Lessor may exercise the Option in relation to all the Relevant Assets or all the Relevant Assets except the benefit of any contract(s) specified by the Lessor by notice in writing given to the Lessee either before or within the period which is the later of (i) 30 days after the termination (for whatever reason and howsoever effected) of the Lease and (ii) 30 days after the last to occur of the delivery of the list, statement of values and information and the provision of the answers to the Lessors enquiries, all as referred to in paragraph 2.4, but the Option shall expire (and any exercise of the Option shall be void) if the Lessee shall complete the purchase of the Properties encompassed within the Lease immediately before its termination. If the Lessee shall complete the purchase of less than all the Properties, the Option shall expire (and to such extent only any exercise of the Option shall be void) with respect to those of the Relevant Assets owned and used in the Business to the extent that it is operated at those Properties which immediately before the expiration of the Lease were subject to it (and to such extent only any exercise of the Option shall be void). The Lessee undertakes to the Lessor that it will not, after the exercise of the Option and pending Option Completion, remove any of the Relevant Assets from the Properties.

2.4           PARTICULARS OF RELEVANT ASSETS

              At least 30 days before the termination of the Lease or (if termination shall be due to forfeiture) forthwith after termination, the Lessee shall deliver to the Lessor a true and complete list of all Relevant Assets including a statement of the full face value of all its book debts and the depreciated book value of all other Relevant Assets (other than goodwill, the Hired Assets and the Future Hired Assets), together with such other information concerning the Relevant Assets and the Business as the Lessor shall require. The Lessee shall promptly respond to any enquiries which the Lessor shall raise in relation to such list, statement of values or information. The Lessor shall be entitled to treat any asset not so listed which would otherwise be included in the Relevant Assets as not one of the Relevant Assets.

3             OPTION PRICE

3.1           AMOUNT

              The Option Price shall be the sum of $1 for goodwill, nil for the Hired Assets and the Future Hired Assets, the face value of the book debts, the cost price of the Consumables and the depreciated book value of the other Relevant Assets, and in every case shall be inclusive of GST, if any.

3.2           DISPUTES

              Any disputes, differences or questions arising from the provisions of this paragraph shall at the request of either the Lessor or the Lessee be referred to an independent chartered accountant agreed upon by both of them or (in default of agreement) nominated (at the request of either of them) by the President for the time being of the Institute of Chartered Accountants in Australia, which independent chartered accountant shall act as an expert and not as an arbitrator and his fees and expenses in so acting shall be borne between the Lessee and the Lessor as he directs. Each of the parties hereto agrees to be bound by the decision of such independent chartered accountant which shall be final and binding accordingly (save in respect of manifest error).

4             OPTION COMPLETION

4.1           DATE AND PLACE OF OPTION COMPLETION

              Subject to exercise of the Option the Lessee and the Lessor shall be bound to complete the sale and purchase of the Relevant Assets on the later of (a) service of the notice of exercise and (b) the termination (for whatever reason and howsoever effected) of this Lease (other than and to the extent of termination upon completion of a purchase of the Leased Property by the Lessee under the Default Option or the Option (or in either case on the next succeeding Business Day if Option Completion would otherwise fall on a

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              non-Business Day). Option Completion shall take place at the offices of the Lessor's Solicitors or at such other place as the parties shall agree.

4.2           OPTION COMPLETION OBLIGATIONS

4.2.1         Upon Option Completion:-

              (a) the Lessee shall deliver or cause to be delivered to the Lessor:-

                     (i) all those Relevant Assets capable of passing by delivery, including any assets leased by the Lessee, together with all documents of title relating thereto;

                     (ii) an assignment of goodwill in such form as the Lessor shall reasonably require; and

                     (iii) assignments of the Lessee's books debts (if purchased), contracts (including contracts, to the extent lawfully assignable, with or for the care of patients) to the extent that the Lessor is purchasing them, and intellectual property rights, in such respective forms as the Lessor shall reasonably require;

                     (iv) the Lessor may agree that the assignments referred to at (b) and (c) above shall be delivered within a period, specified by the Lessor, after Option Completion.

4.2.2         The Lessor shall pay the Option Price to the Lessee in cash:
              provided that the Lessor shall not be obliged to pay at Option Completion that part of the Option Price which relates to book debts which have at the date of Option Completion been outstanding for 60 days or more (the Option Price for such book debts being paid only if, when and to the extent that the same are paid).

4.2.3 If any book debt is not paid in full within 3 months of Option Completion then in respect of each outstanding book debt the Lessee must take an assignment of the book debt at its own cost against payment by the Lessee to the Lessor of an amount equal to the amount of the book debt.

4.3           COVENANTS BY THE LESSEE

              The Lessee covenants with the Lessor that:-

              (i) it has full power and authority to grant the Option in respect of the Relevant Assets upon the terms and conditions of this Schedule; and

              (ii) at Option Completion the Relevant Assets (including the Hired Assets and the

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                     Future Hired Assets) will be sold to the Lessor as
                     beneficial owner and free of any Encumbrances (and the Lessee shall accordingly procure unencumbered title to the Hired Assets and the Future Hired Assets to enable it to fulfil this covenant with respect to the Hired Assets and the Future Hired Assets).

4.4           PENDING THIRD PARTY CONSENTS

              The Lessee shall use all reasonable endeavours without payment of a premium to obtain all such consents as may be necessary for the transfer to the Lessor with effect from Option Completion of all the Relevant Assets and the Lessee declares itself with effect from Option Completion trustee for the Lessor in respect of all such property and assets until the same shall with any necessary consents from third parties have been finally assigned to the Lessor and the Lessee undertakes that until completion of such assignments it will with effect from Option Completion act under the direction of the Lessor and as its agent in all matters relating to such property and assets and shall (with effect as aforesaid) be and be entitled to be full and effectively indemnified by the Lessor in so acting accordingly.

4.5           TREATMENT OF CONTRACTS

              In respect of any contracts comprised in the Relevant Assets and not excluded therefrom by the Lessor ("such contracts"):-

              (a) the Lessee shall on or with effect from Option Completion assign or hold to the order of the Lessor or procure the assignment to the order of the Lessor of all such contracts which are capable of assignment without the consent of other parties;

              (b) in the case of those of such contracts not so capable of assignment the Lessee shall, as soon as practicable following Option Completion, use all reasonable endeavours to obtain all necessary consents without payment of a premium for the assignment of the same or to arrange the novation thereof; and

              (c) unless and until such consents are obtained or novation is effected the Lessee shall, at the option of the Lessor, following Option Completion either:-

                     (i) unless contractually prevented from so doing, subcontract the same to the Lessor on the same terms (mutatis mutandis) and for the same remuneration as apply to such contracts in question; or

                     (ii) act in connection therewith in all respects as the Lessor may from time to time reasonably direct, and so that (without prejudice to the generality of the foregoing) the Lessor shall perform the obligations and liabilities arising under such contracts in question so far as any such obligation or liability arises after Option Completion (provided that no such obligation or liability is attributable to a breach of duty or contract of the Lessee before Option Completion) and the full benefit of all contractual rights, benefits and claims under this Lease whether arising before or after Option Completion shall vest in and be held on trust by the Lessee for the Lessor absolutely. Provided that the Lessee shall in all matters be and be entitled to be fully and effectively indemnified as the Lessor in so acting in accordance with the Lessor's directions.

4.6           COVENANT BY THE LESSOR

              The Lessor covenants with the Lessee that upon Option Completion the Lessor will, to the extent the other parties thereto agree, perform and observe all contracts comprised in the Relevant Assets and not excluded therefrom by the Lessor and the Lessor will indemnify the Lessee against loss suffered by the Lessee arising from any breach or non-performance by the Lessor occurring on or after the date of Option Completion or any claim in respect of such matters.

4.7           EMPLOYEES

              (a) The Lessor may offer in writing to employ all of the Employees with effect from Option Completion, on the terms and conditions that the Lessor considers appropriate.

              (b) The Lessee must release the Employees who accept the offer of employment with the Lessor ("TRANSFERRING EMPLOYEES") from their employment with the Lessee with effect from Option Completion.

              (c) The Lessee must pay all amounts then due to each of the Transferring Employees in respect of remuneration up to Option Completion other than Accrued Leave

-121-
                  Entitlements

              (d) From Option Completion the Lessor must assume the Lessee's obligations to pay the Transferring Employees their Accrued Leave Entitlements.

              (e) On Option Completion the Lessee must pay to the Lessor or allow the Lessor to set off against the Option Price an amount equal to the monetary value of the Accrued Leave Entitlements as at Option Completion.(f)The Lessee covenants with the Lessor that the Lessee will indemnify the Lessor and hold the Lessor harmless against all costs claims expenses and liabilities whatsoever arising in connection with any claim made by or on behalf of any Employee (including, without limitation, any claim for a redundancy payment, damages for breach of contract or compensation for unfair dismissal) insofar as and to the extent that the cause of action giving rise to such claim arises (wholly or in part) during that person's (or his/her relative's) period of employment by the Lessee or any subsidiary of the Lessee or any other Person for the time being carrying on the Business before such transfer (provided that the indemnity contained in this paragraph
                  4.7 shall not extend to claims to the extent of claims arising during or in respect of any period of employment by the Lessor);

                  and against all legal costs and expenses reasonably incurred by the Lessor in settling contesting or dealing with any such claim.

4.8           (a) The Lessee covenants with the Lessor that if it shall not make contributions to any retirement benefits scheme which could have any unfunded liabilities.

              (b) In the event that any Transferring Employee brings a claim against the Lessee or the Lessor arising out of or in connection with the transfer his or her employment to the Lessor, the Lessor and the Lessee shall at their own respective expense give to the other as soon as practicable after any request therefor all co-operation, assistance and information which may be reasonably relevant to the claim.

              (c) The Lessee hereby agrees to assign to or otherwise hold for the Lessor with effect from Option Completion the benefit of any confidentiality or other undertakings or restrictions given to the Lessee by any present or former employees of the Lessee in the Business where such undertakings or restrictions or the benefit thereof are not novated to or otherwise vested in the Lessor by virtue of the Regulations and accordingly the Lessee hereby agrees pending formal assignment or novation of the same and at the request of the Lessor to take such steps, actions and proceedings as the Lessor shall reasonably require to enforce such undertakings and restrictions (or any of them) for the benefit and at the cost of the Lessor.

4.9           INDEMNITY

-122-
              The Lessee acknowledges and agrees with effect on and from Option Completion that the Lessor shall not assume or have any liability or obligation in respect of the Business and agrees to indemnify the Lessor and holds it harmless against any such obligation or liability.

4.10          ASSIGNMENT

              The Lessor may assign its rights under the Option to any Person to whom it shall lawfully transfer the reversion of the Lease.

4.11          SALE OF THE LESSEE'S INTEREST IN THE BUSINESS

              (a) In this paragraph 4.11 "Third Party" means any Person or persons who whether by purchase or some other event shall before the expiry of the later period referred to in paragraph 2.3 (the "Expiry Date") become entitled to the interest of the Lessee in the Business or any such part of the Business as is referred to in paragraph 4.11(b).

              (b) The Lessee covenants with the Lessor that it shall not, until after the Expiry Date, sell or otherwise dispose of all or any part of the Business, except that this covenant shall not prevent the Lessee -

                     (i) from selling or realising current assets in the ordinary course of the Business; or

                     (ii) from selling with the prior written consents of the Lessor the whole of its interest in the undertaking, assets and goodwill of the Business or the whole of its interest in that part of any Business as shall be carried on at any individual Property or Properties, but subject in the cases referred to in this paragraph (b) to the Lessee complying with paragraph 4.11(c).

              (c) If the Lessee shall sell its interest in the Business or any part of the Business as permitted by paragraph 4.11(b), or the same shall as a consequence of some other event become vested in a Third Party, the Lessee shall procure that the option shall continue to be enforceable by the Lessor against the Third Party and shall take all necessary steps as shall be required by the Lessor to ensure that upon the subsequent exercise of the Option the Business (or such part, as the case may be) shall be sold to the Lessor by the Third Party and so that the covenant in paragraph 4.11(b) and the other provisions of this paragraph 4.11 shall apply and that the Option shall be binding on and capable of enforcement against all owners of the Business (or any such part thereof, as the case may be) down to and including the Expiry Date and it is agreed that the Lessee-

                     (i) shall give not less than 30 Business Days' notice to the Lessor of the

                               Lessee's intention to sell its interest in the Business (or any such part thereof, as the case may be) to the Third Party; and

                     (ii) shall procure that the Third Party shall immediately upon completing any such sale and before the grant of any other interest in the Business (or any such part thereof, as the case may be) execute and deliver to the Lessor a deed of covenant in the form set out in Schedule 9 to this Schedule with such modifications as the Lessor shall in its absolute discretion require.

4.12          THE LESSOR'S REMEDIES

              Without prejudice to any other rights or remedies which the Lessor may have, the Lessee acknowledges and agrees that damages would not be an adequate remedy for any breach of the Lessee's obligations in connection with the Option and the Lessor shall be entitled to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of such obligations. Nothing herein contained shall be construed as prohibiting the Lessor from pursuing any other remedies available to it, either at law or in equity, for such breach of threatened breach, including specific performance and recovery of monetary damages.

4.13          PERPETUITY PERIOD

              The perpetuity period applicable to the Option shall be eighty
              (80) years from the date of this Lease.

                                   SCHEDULE 9

THIS DEED OF COVENANT is made the             day of

BETWEEN

(1)           [the Third Party] of [
                               ] (the "Vendor") and

(2) Premier Care Australia Pty Limited care of Phillips Fox 255 Elizabeth Street, Sydney, New South Wales, Australia (the Lessor")

WHEREAS

A This Deed is entered into under the obligations contained in the Lease (the "Lease") dated 1998 and made amongst the Lessor (1) and
              - - (2) by which inter alia the Lessor is entitled to purchase the Business (as there defined) upon and subject to the conditions there contained.

B The Vendor has become the owner of the Business [relevant part of the Business].

THIS DEED WITNESSES as follows -

The Vendor [jointly and severally] covenants with the Lessor in respect of the Business that the Vendor will at all times after the date of this deed observe and perform all of the covenants, conditions and obligations on the part of the Lessee (as defined in the Lease) contained in the Lease in connection with the Option and will do and perform all acts and things as shall be necessary or appropriate to enable the Purchaser to exercise its right to purchase the Relevant Assets (as defined in the Lease) in accordance with the terms and conditions of the Lease.

This deed shall be governed by, and construed in accordance with the laws of New South Wales.

IN WITNESS etc.

EXECUTED AS A DEED

Signed, sealed and delivered by the attorney of
PREMIER CARE AUSTRALIA PTY LIMITED under
power of attorney registered Book            No
                                  ----------
            in the presence of:
------------
                                              . . . . . . . . . . . . . . . . .
                                              Signature of attorney

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Signature of witness                          Office held

 . . . . . . . . . . . . . . . . .             . . . . . . . . . . . . . . . . .
Name of witness (print)                       Name of attorney (print)



The common seal of MORAN HEALTH CARE
(AUSTRALIA) PTY LIMITED (as Lessee) is
affixed in accordance with its articles
of association:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Signature of authorised person                Signature of authorised person


 . . . . . . . . . . . . . . . . .             . . . . . . . . . . . . . . . . .
Office held                                   Office held


 . . . . . . . . . . . . . . . . .             . . . . . . . . . . . . . . . . .
Name of authorised person (print)             Name of authorised person (print)

The common seal of MORAN HEALTH
CARE GROUP PTY LIMITED (as Guarantor) is affixed in accordance with its articles of association:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Signature of authorised person                Signature of authorised person

 . . . . . . . . . . . . . . . . .             . . . . . . . . . . . . . . . . .

Office held                                   Office held

 . . . . . . . . . . . . . . . . .             . . . . . . . . . . . . . . . . .

Name of authorised person (print)             Name of authorised person (print)

                                 LEASE GUARANTEE

                       MORAN HEALTH CARE GROUP PTY LIMITED
                                       AND
                       PREMIER CARE AUSTRALIA PTY LIMITED









                         [PHILLIPS FOX LAWYERS LOGO]

                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
                   Email: postmaster@sydney.PhillipsFox.com.au
                    WWW site: http://www.PhillipsFox.com.au

                               Ref: KJH 940906 VAC

                              GUARANTEE PARTICULARS


DATE:
PARTIES:
GUARANTOR:          MORAN HEALTH CARE GROUP PTY LIMITED (ACN 008 585 242)
                    of 13-15 Bridge Street, Sydney
LESSOR:             PREMIER CARE AUSTRALIA PTY LIMITED (ACN 069 875 476) c/-
                    Phillips Fox, 255 Elizabeth Street, Sydney
THE LEASE:          The Lease dated the date of this Guarantee to which the
                    Lessor and the Lessee are parties in respect of the property short particulars of which are set out in Appendix 2.
LESSEE:             MORAN HEALTH CARE (AUSTRALIA) PTY LIMITED (ACN 082 466
                    456) of 13-15 Bridge Street, Sydney
LETTER OF CREDIT:   50%
PERCENTAGE OF
ANNUAL RENT
SUPPLEMENTAL        50%
LETTER OF CREDIT:
PERCENTAGE OF
ANNUAL RENT
TANGIBLE: NET WORTH $75 million
THRESHOLD
LESSEE NOTICE       13 Bridge Street, Sydney NSW 2000
DETAILS:
LESSOR NOTICE       Premier Care Australia Pty Limited
DETAILS:            C/- Phillips Fox
                    255 Elizabeth Street
                    Sydney NSW 2000

                    with a copy to:

                    Omega Worldwide Inc
                    905 West Eisenhower Circle
                    Suite 110
                    Ann Arbor MI  48103
                    USA

                    and to:

                    Omega (UK) Limited
                    145 Cannon Street
                    London EC4N 4BP

                                UNITED KINGDOM
                                --------------


THIS LEASE GUARANTEE is made on the date stated in the Particulars BETWEEN the parties specified in the Particulars:

RECITALS

A. The Guarantor is the beneficial owner of the entire share capital of the Lessee.

B. The Lessee has entered into a conditional agreement for lease under which it is anticipated that the property referred to in the Schedule will be leased to the Lessee by the Lessor.

C. The Guarantor anticipates that the lease referred to above may be supplemented by the addition of further properties.

D. As a material inducement to the Lessor to enter into the lease referred to in recital B above, the Guarantor has agreed fully and unconditionally to guarantee, both payment of sums due under such lease and the performance of the covenants and conditions contained in such lease on the part of the Lessee and to enter into the covenants contained in this Guarantee including the personal covenant contained in Clause 7.

AGREEMENT

I.            DEFINITIONS AND INTERPRETATION

A.            DEFINITIONS

1. In this Guarantee unless the context otherwise requires words and expressions defined in this Clause or in the Particulars shall have the respective meanings attributable to them:

              "ALUT COMPANY" means the Lessor, Principal and any person who at any time prior to, on or after the date of this Charge is a Related Body Corporate of the Lessor or of Principal;

              "BUSINESS DAY" means any day other than a Saturday, a Sunday, Christmas Day, Boxing Day, Good Friday or a day which is a bank holiday in New South Wales;

              "COLLATERAL SECURITY DOCUMENTS" means any present or future guarantee, indemnity, security, letter of credit, rent deposit or other document or instrument which contains or evidences an obligation to pay, discharge or be responsible, directly or indirectly, for the Guaranteed Liabilities or any of them and any present or future Security Interest which secures the Guaranteed Liabilities or any of them;

              "DAMAGES" means any amount payable as agreed compensation for the termination of the Lease under the terms of the Lease;

              "EFFECTIVE DATE" means the date which is 12 months after the date of the Lease;

              "ELIGIBLE BANK" means a bank in Australia the outstanding, unsecured, unsubordinated and unguaranteed short term debt obligations of which are for the time being rated A-1+ or higher by Standard & Poors Corporation;

              "GROUP COMPANY" means the Lessee, the Guarantor and any person who at any time prior to, on or after the date of this Charge is a Related Body Corporate of the Lessee or the Guarantor;

              "GROUP LEASE" means the Lease and each other present or future lease:

              a. which is granted by a ALUT Company to a Group Company prior to, or on after the date of this Charge;

              b. otherwise in relation to which, at any time prior to, on or after the date of this Charge, a ALUT Company is the landlord and a Group Company is the tenant; or

              c. which the Lessor and the Guarantor otherwise have agreed or may agree in writing shall be designated a Group Lease;

              "GUARANTOR" means the party named as "Guarantor" in the Particulars;

              "GUARANTEED LIABILITIES" means the moneys, liabilities and obligations (whether actual or contingent, present or future and whether incurred as principal or as surety) which are at any time guaranteed or the subject of an indemnity under this Guarantee or which are expressed to be guaranteed or to be the subject of an indemnity under this Guarantee;

              "LEASE" means the lease short particulars of which are set out in the Lease description contained in the Particulars and any lease entered into pursuant to Clause 16;

              "LEASED PROPERTY" means all that land and buildings demised by the Lease as more particularly described in the Lease;

              "LESSEE" means the company named as "Lessee" in the Particulars;

              "MANAGEMENT FEES" means fees paid to any person (not being an officer, director or employee of the payer) for the management of a registered nursing home/residential care facility and any other health care related facility to a maximum amount of 4% of the Lessee's gross revenue per annum (calculated in accordance with General Standards).

              "OVERDUE RATE" means on any date, a rate equal to 5 percentage points above the average bid rate for bills (as defined in the Bills of Exchange Act 1901 (Cwth)) which is displayed on the page of the Reuters Monitor System designated "BBSY" but in no event greater than the maximum rate then permitted by applicable law;

              "PARTICULARS" means the descriptions and terms appearing on the preceding pages headed "Charge Particulars" (and which form part of this Charge);

              "PRINCIPAL" means Assisted Living Unit Trust;

              "RELATED BODY CORPORATE" has the same meaning as that given under the Corporations Law;

              "RELEVANT DOCUMENTS" means each of the Group Leases and each agreement pursuant to which any Group Lease has been or may be entered into and each deed, agreement or other document entered into pursuant to any Group Lease or any such agreement;

              "RENT" means all amounts reserved as and payable as rent under the terms of the Lease including, for the avoidance of doubt, under all Supplemental Leases thereto;

              "SECURITY INTEREST" means any mortgage, charge, assignment, pledge, lien, standard security, right of set-off, hypothecation, encumbrance, priority or other security interest (whether fixed or floating) including, without limitation, any "hold-back" or "flawed asset" arrangement, any preferential right, any retention of title, deferred purchase, leasing, sale or purchase, sale and leaseback arrangement or trust agreement, declaration of trust, trust arising by operation of law and any option or agreement for any of the same or any arrangement which has substantially the same commercial or substantive effect as the creation of security;

              "SUPERIOR LESSOR" means the holder of the immediate reversionary interest in any lease from which the Lease is demised;

              "SUPPLEMENTAL LEASE" means any lease or underlease entered prior to on or after the date of this Guarantee supplemental to or entered into pursuant to the Lease whether or not in respect of the same property;

              "TANGIBLE NET WORTH" means in relation to the Guarantor, the consolidated net worth of the Guarantor and its Related Bodies Corporate calculated in accordance with accounting principles generally accepted in Australia but always excluding the amount of any unamortised debt discount and expense, deferred charges, deferred taxation recognised as an asset, goodwill, deferred pre-opening costs, patents, trademarks, service names, copyrights, other intellectual property rights, organisational expenses, operating rights, any write-up of the value of unrealised real estate assets and any revaluation reserve; and

              "TANGIBLE NET WORTH THRESHOLD" means the amount referred to in the description of the Tangible Net Worth Threshold contained in the Particulars or such other amount as the Guarantor and the Lessor may agree.

B.            INTERPRETATION

1.            In this Guarantee:

              a. clause headings are included for convenience only and do not affect the construction of this Guarantee;

              b. words denoting the singular include the plural and vice versa; and

              c. words denoting one gender include each gender and all genders.

2. In this Guarantee, unless the context otherwise requires, references to:

              a. persons include references to natural persons, firms, partnerships, companies, corporations, associations, organisations and trusts (in each case whether or not having a separate legal personality);

              b. documents, instruments and agreements (including this Guarantee and any other Relevant Documents and any other document referred to in this Guarantee and the other Relevant Documents) are references to such documents, instruments and agreements as modified, amended, varied, supplemented or novated from time to time;

              c. the word "including" shall be construed as meaning "including without limitation" and the words "other" and "otherwise" shall not be construed eiusdem generis with any foregoing words where a wider construction is possible;

              d. the "Lessor" includes references to its successors and successors in title and assigns including any person deriving title under the Lessor or in favour of whom the Lessor may assign, transfer, novate, dispose of, grant any interest in or declare a trust in respect of the whole or any part of the right, title, interest or benefit of the Lessor in, to and under this Guarantee or the Group Leases or any of them;

              e. the Lessee and the Guarantor include reference to their successors and, in the case of the Lessee, to its successors in title and assigns in respect of the whole or any part of the Leased Property;

              f. Recitals, Clauses, the Schedule and the Appendix are references to the recitals to, clauses of and the schedule and appendix to this Guarantee;

              g. the "Lease" are to the same as it may from time to time (whether or not with the consent of the Guarantor) be amended, modified, varied, supplemented, novated, extended or renewed and include any Supplemental Lease or other document supplemental to or entered into pursuant to the Lease (whether or not with the consent of the Guarantor) including, without limitation, any guarantee entered into by the Lessee in relation to an assignment of the Lease;

              h. statutory provisions (where the context so admits and unless otherwise expressly provided) are construed as references to those provisions as respectively amended, consolidated, extended or re-enacted from time to time, and to any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

              i.     a time of day is a reference to Sydney time;  and

              j. words and expressions defined in the Lease but not expressly defined in this Guarantee shall in this Guarantee, unless the context otherwise requires, have the meaning ascribed to them in the Lease.

3. The Schedule and Appendix to this Guarantee form part of this Guarantee.

II.           GUARANTEE

A.            The Guarantor hereby unconditionally and irrevocably:

              a. guarantees and covenants to the Lessor that the Lessee will duly and promptly pay all Rent and all other sums or amounts of whatsoever nature which may now or at any time hereafter be or become payable by the Lessee under the Lease (subject to such waivers and extensions as may be agreed from time to time in the absolute discretion of the Lessor);

              b. guarantees and covenants to the Lessor that the Lessee will duly and promptly perform when due (subject to such waivers and extensions as may be agreed from time to time in the absolute discretion of the Lessor) each and every one of the terms, conditions and covenants to be observed and performed by the Lessee under the Lease, and including all indemnification obligations, repurchase obligations, insurance obligations, all obligations to operate, rebuild, restore or replace any facilities or improvements now or hereafter located on the Leased Property and the obligations of the Lessee to pay any amounts of Damages. The Guarantor hereby further unconditionally and irrevocably undertakes to the Lessor that in the event of the failure of the Lessee to pay any such Rent or any such other sums or amounts payable by the Lessee or to render any such other performance required of the Lessee under the Lease when due, the Guarantor shall forthwith on demand pay such Rent or such other provisions of the Lease to be performed by the Lessee thereunder. As a separate and independent obligation the Guarantor further undertakes that it will on demand indemnify the Lessor on a full and unqualified indemnity basis against, and keep indemnified the Lessor against all actions, claims, costs, demands, expenses, liabilities, losses and damages incurred by the Lessor as a result of the non-payment or non-performance by the Lessee of its obligations to pay such Rent or such other sums or amounts or to perform any such other provision of the Lease to the full extent provided under the Lease.

B. This Guarantee is a continuing security and shall remain in full force and effect until the Guaranteed Liabilities have been paid, discharged or satisfied in full notwithstanding any incapacity of or any change in the name or style of the Lessor, the Lessee or the Guarantor or any settlement of account or any other matter whatsoever.

III.          SURVIVAL OF OBLIGATIONS

A. The obligations of the Guarantor under this Guarantee shall not in any way be released, determined, discharged, reduced or affected by, and they shall survive and continue in full force and effect notwithstanding the occurrence of, any of the following or any combination of the following:

              a. any amendment, modification or extension of, or supplement to, the Lease (and any review of the Rent or other increase in the Rent);

              b. any compromise, release, consent, extension, indulgence, concession or other action or inaction in respect of any terms of the Lease or any Collateral Security Document;


              c. any substitution or release, in whole or in part, of any security for this Guarantee which the Lessor may hold at any time or for any other Collateral Security Document;

              d. any neglect, delay or forbearance in the exercise or non-exercise by the Lessor of any right, power or remedy under or in respect of the Lease or under or in respect of any Collateral Security Document or this Guarantee or of any waiver of any such right, power or remedy;

              e. any bankruptcy, insolvency, reorganisation, arrangement, scheme, composition, liquidation, administration, dissolution, receivership, winding-up, striking-off, the entry into a trust deed for the benefit of creditors and the execution of any distress or diligence against of the Lessor, the Guarantor, the Lessor or any other person liable under any Collateral Security Document or any of their assets or any similar or analogous event or circumstance, or any change in the constitution, structure or powers of the same;

              f. any limitation of the Lessee's or the Guarantor's liability which may now or hereafter be imposed by any statute, regulation or rule of law, or any illegality, irregularity, invalidity or unenforceability, in whole or in part, of the Lease or any term thereof;

              g. any sale, lease, surrender or transfer of all or any part of the Leased Property or all or any of the assets of the Lessee to any other person, firm or entity;

              h. any act or omission by the Lessor with respect to any of the Collateral Security Documents or this Guarantee or any failure to file, record or otherwise perfect any of the same;

              i. any extensions of time for performance under the Lease or any Collateral Security Document, whether before or after cessation or maturity;

              j. the release of any collateral lien or the release of the Lessee from the performance or observation of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law or otherwise;

              k. the fact that the Lessee or any other person may or may not be personally liable, in whole or in part, under the terms of any Lease or any Collateral Security Document to pay any money judgment or other amount;

              l. the failure to give the Guarantor any notice of acceptance, default or otherwise;

              m. the existence or otherwise of any other Collateral Security Document now or hereafter executed by the Guarantor or anyone else in connection with the Lease;

              n. any rights, powers or privileges the Lessor may now or hereafter have against any other person, entity or collateral;

              o. the fact that the Lessee or any person liable under any Collateral Security Document shall be dissolved or cease to exist or the Lease is terminated in accordance with the provisions therein contained; or

              p. any other act, omission, matter or thing whatsoever whereby but for this provision the Guarantor would be exonerated or released either wholly or in part.

IV.           PRIMARY LIABILITY

A. As a separate and independent obligation, the liability of the Guarantor hereunder to the Lessor shall be primary, direct and immediate, and the Guarantor is jointly and severally liable with the Lessee and any other person liable under a Collateral Security Document for the fulfilment of all the obligations of the Lessee under the Lease and the Lessor may proceed against the Guarantor:

              a. before or in lieu of proceeding against the Lessee or any other person liable under a Collateral Security Document or the assets of any such person or any security deposit or letter of credit; and/or

              b. before or in lieu of pursuing any other rights or remedies available to the Lessor for any reason whatsoever and/or even if the obligations of the Lessee under the Lease or of any other person are not enforceable. All rights and remedies afforded to the Lessor by reason of this Guarantee or any other Collateral Security Document or by law are separate, independent and cumulative, and the exercise of any rights or remedies and the Lessor may exercise its rights and remedies as often as the Lessor thinks appropriate.

B. The Lessor shall not be obliged to make any demand on the Lessee or any other person before enforcing its rights against the Guarantor and in the event of any default under the Lease, a separate action or actions may be brought and prosecuted against the Guarantor whether or not the Lessee or any other person is joined therein or a separate action or actions are brought against the Lessee or any other person. The Lessor may maintain successive actions for other defaults. The Lessor's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations the payment and performance of which are hereby guaranteed have been unconditionally and irrevocably paid and fully performed and the Lessee shall have no further actual or contingent liability to the Lessor under the Lease.

V.            OBLIGATIONS NOT AFFECTED



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A.            In such manner, upon such terms and at such times as the Lessor in its sole discretion deems necessary or expedient and without notice to the Guarantor, the Lessor may:

              a. amend, alter, compromise accelerate, extend or change the time or manner for the payment or the performance of any Guaranteed Liabilities or the liability of the Guarantor hereunder;

              b. extend, amend or terminate the Lease, this Guarantee or any Collateral Security Document; or

              c. take or omit to take any action which would or might result in the occurrence of any of the events or circumstances described in Clause 3. No exercise or non- exercise by the Lessor of any right hereby given to the Lessor, dealing by the Lessor with the Lessee or any other person liable under any Collateral Security Document, nor any change, impairment, release or suspension of any right or remedy of the Lessor against any person including the Lessee will affect any of the liabilities or obligations of the Guarantor hereunder or give the Guarantor any recourse or offset against the Lessor.

B. Without prejudice to any other protection afforded to the Lessor under this Guarantee, the Guarantor shall on demand enter into any deed or document supplemental to the Lease (including without limitation any Supplementary Lease) for the purpose of acknowledging that the Guarantor's liabilities and obligations hereunder will continue in full force and effect notwithstanding the entering into or execution of such supplemental deed or document and will apply to the terms of any such supplemental deed or document once the same has been entered into.

VI.           WAIVER

A. The Guarantor hereby irrevocably and unconditionally waives and relinquishes all rights and remedies accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provisions, common law or any other provision of law, custom or practice, and agrees not to assert or take advantage of any such rights or remedies including, but not limited to:

              a. any right to require the Lessor to proceed against the Lessee or any other person or to proceed against or exhaust any security or Collateral Security Document held by the Lessor at any time or to pursue any other remedy in the Lessor's power before proceeding against the Guarantor or to proceed against the Lessee and/or any collateral, including collateral, if any, given to secure the Guarantor's obligation held by the Lessor at any time or in any particular order;

              b. any defence including, without limitation, estoppel that may arise by reason of the incapacity or lack of authority of any other person or persons;

              c. notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the

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                     Lessee, the Lessor, any creditor of any Lessee or the
                     Guarantor or on the part of any other person whomsoever under this or any other document or instrument in connection with any obligation or evidence of indebtedness held by the Guarantor or in connection with any obligation hereby guaranteed;

              d. any defence based upon an election of remedies by the Lessor which destroys or otherwise impairs the subrogation rights of the Guarantor or the right of the Guarantor to proceed against the Lessee for reimbursement, or both;

              e. any defence based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount or in other respects more burdensome than that of the principal; and

              f. any duty on the part of the Lessor to disclose to the Guarantor any facts the Lessor may now or hereafter know about the Lessee, regardless of whether the Lessor has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume or has reason to believe that such facts are unknown to the Guarantor or has a reasonable opportunity to communicate such facts to the Guarantor, it being understood and agreed that the Guarantor is fully responsible for being and keeping informed of the financial condition of the Lessee and of all circumstances bearing on the risk of non-payment or non-performance of the Guaranteed Liabilities.

VII.          WARRANTIES AND PERSONAL COVENANT

A. In order to induce the Lessor to enter into the Lease, the Guarantor warrants that:

              a. this Guarantee is executed by the Guarantor at the Lessee's request; and

              b. the Guarantor has established adequate means of obtaining from the Lessee on a continuing basis financial information. The Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect the Guarantor's risk hereunder and the Guarantor further agrees that the Lessor shall have no obligation to disclose to the Guarantor information or material acquired in the course of the Lessor's relationship with the Lessee. The Guarantor further represents and warrants that:

                     (1) the Guarantor has full power to enter into and perform and observe its obligations and covenants hereunder and has taken all necessary corporate and other action required to authorise its execution of this Guarantee and the provisions of this Guarantee constitute the legal, valid and binding obligations of the Guarantor;

                     (2) the Guarantor is duly incorporated and has full power (so power (so far as is material to this Guarantee) to carry on its business as conducted at the date it becomes a party to this Guarantee and to own its property and other assets and to enter into and perform and observe its obligations

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                               under this Guarantee and it has obtained and will
                               maintain in full force and effect all necessary consents, licences and authorities and no limitation on its powers to borrow or give guarantees will be executed as a result of this Guarantee;

                     (3) the creation of this Guarantee and the performance and observance of the obligations and covenants hereunder does not and will not -

                               - contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which the Guarantor is subject;

                               - conflict with or result in any breach of any of the terms of or constitute a default under any agreement or other instrument to which it is a party or is subject or by which it or any of its property is bound;

                               - contravene or conflict with any provision of its constitutional documents; or

                               - result in the creation or imposition of or oblige it to create any charge or other encumbrance on any of its assets, rights or revenues;

                     (4) neither the Guarantor nor any of its Related Bodies Corporate is in default in respect of any financial commitment or obligation including any guarantee, indemnity, bond or like obligation or in breach of any agreement or arrangement or statutory or other legal requirements;

                     (5) save for any such matters arising in the ordinary and normal course of business, neither the Guarantee nor any of its Related Bodies Corporate is involved in any action, suit, arbitration or proceeding nor is any such action, suit, arbitration or proceeding pending or threatened;

                     (6) it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Guarantee that it or any other document be stamped, registered, filed, notarised, recorded or enrolled in New South Wales or any other jurisdiction and this Guarantee is in proper form for its enforcement in Australia and any other applicable jurisdiction; and

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                     (7)       no taxes, levies, imposts or duties of whatever
                               nature are imposed under the laws of New South Wales or the Commonwealth or any other jurisdiction on or by virtue of the execution or delivery by the Guarantor of this Guarantee.

VIII.         NO SUBROGATION

A. Until all obligations of the Lessee under the Lease and each of the other Group Leases have been unconditionally and irrevocably paid and fully performed and the Lessee shall have no further actual or contingent liability to the Lessor whether under the Lease or the other Group Leases, the Guarantor shall have no right of subrogation and the Guarantor waives any right to enforce any remedy which the Lessor now has or may hereafter have against the Lessee and any benefit of, and any right to participate in, any security now or hereafter held by the Lessor with respect to the Lease or the other Group Leases.

IX.           POSTPONEMENT

A. Until all of the Guaranteed Liabilities and all other moneys, liabilities and obligations (whether present or future, whether actual or contingent and whether as principal or surety) due or owing by the Lessee to the Lessor have been unconditionally and irrevocably satisfied and discharged in full the Guarantor undertakes to the Lessor that:

              a. it shall not claim or have the benefit of any security, guarantee or indemnity from the Lessee now or hereafter held by the Lessor in respect of the Guaranteed Liabilities or such other moneys, liabilities and obligations or the liabilities of the Lessee or any other person under any other Collateral Security Document;

              b. it shall not claim in competition with the Lessor in any liquidation, bankruptcy, administration, arrangement, scheme or composition with creditors of or concerning the Lessee unless required to do so by the Lessor;

              c. it will pay (to the extent of the aggregate amount of the Guarantor's liabilities hereunder) to the Lessor an amount equal to all moneys the Guarantee shall receive by way of proceeds of any judgment or any distribution from any liquidator, trustee in bankruptcy, receiver or administrator of the Lessee; and

              d. the Guarantor shall hold in trust (to the extent of the aggregate amount of the Guarantor's liabilities hereunder) for the benefit of the Lessor all security rights the Guarantor may have from time to time over the assets of any Lessee.

X.            NO DELAY

A0 Any payments required to be made by the Guarantor hereunder shall become due on demand validly made by the Lessor in accordance with the terms hereof. The Guarantor expressly unconditionally and irrevocably waives and relinquishes all rights and remedies accorded by applicable law to guarantors, including without limitation,

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              any extension of time conferred by any law now
              or hereafter in effect and any requirement or notice of acceptance of this Guarantee or any other notice to which such Guarantor may now or hereafter be entitled to the extent such waiver of notice is permitted by applicable law.

XI            APPLICATION OF PAYMENTS

A0 With or without notice to the Guarantor, the Lessor, in its sole discretion and at any time from time to time and in such manner and upon such terms as the Lessor deems appropriate, may apply any or all payments or recoveries from the Lessee or from any other person under any other instrument or realised from any security, in such manner and order of priority as the Lessor may determine, to any indebtedness, liability or obligation of Lessee with respect to the Lease, whether or not such indebtedness, liability or other obligation is guaranteed hereby or is otherwise secured or is due at the time of such application.

B0 Any payment or recovery in respect of the Guaranteed Liabilities from the Guarantor or any amount received or recovered by the Lessor pursuant to Clauses 9 or 10 may be placed in an account of the Lessor with an Australian trading bank (referred to in this sub-clause as a "suspense account") (instead of being applied immediately against the Guaranteed Liabilities) with a view to preserving the right of the Lessor to prove for the whole of its claim against the Lessee, the Guarantor or other person and the credit balance on such suspense account may be applied at such time as the Lessor shall choose and from time to time in the same way as such payments or recoveries. This sub-clause shall not operate to create a trust over the suspense account or any money standing to the credit of the suspense account.

C0 If during any period there is a credit balance on a suspense account then the liability of the Guarantor to pay interest on the Guaranteed Liabilities in respect of such period shall be reduced to an amount equal to the amount of interest which would have been payable by the Guarantor on the Guaranteed Liabilities in respect of such period had the Lessor, upon receipt hereunder of any money credited to a suspense account, instead applied such money in or towards discharge of the Guaranteed Liabilities in accordance with the documents providing for the same and this Guarantee.

D0 If at any time the credit balance of the suspense account exceeds the amount of the Guaranteed Liabilities and the Lessor is under no liability or obligation which may give rise to any further liabilities hereunder then the Lessor shall pay the amount of such excess to the Guarantor on demand.

XII           GUARANTEE DEFAULT

A0 As used herein, the term "Guarantee Default" shall mean one or both of the following events:

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              a0     the failure of the Guarantor to pay any amount required to be paid by it hereunder when due; and/or

              b0 the failure of the Guarantor diligently and without delay to observe and perform any covenants, condition or agreement on its part to be observed or performed, pursuant to this Guarantee other than as referred to in sub-clause
                     (a) above.

B0 Upon the occurrence of a Guarantee Default, the Lessor shall have the right to bring such actions at law or in equity, including appropriate injunctive relief, as it deems appropriate to compel compliance, payment or deposit, and among other remedies to recover its legal fees in any proceeding, including any appeal therefrom and any post-judgment proceedings.

C0 The Guarantor agrees to pay interest on each amount properly demanded of it under this Guarantee from the date of such demand until payment at the Overdue Rate both before and after judgment. Such interest shall accrue daily and shall be compounded in the event of it not being punctually paid with quarterly rests but without prejudice to the Lessor's right to require payment of such interest when due.

XIII          LETTER OF CREDIT

A0 In this Clause 13, "LC" is the figure specified in the term "Letter of Credit: Percentage of Annual Rent" contained in the Particulars. For the avoidance of doubt, in calculating the amount of any Letters of Credit, "LC" is read as a figure rather than a percentage (so that if "Letter of Credit: Percentage of Annual Rent" is specified in the Particulars as 50 per cent, LC is read as "50" and not as "one half").

B0 If "Letter of Credit: Percentage of Annual Rent" is specified as "zero" or "not applicable" in the Particulars then this clause 13 shall not apply to this Guarantee. If "Letter of Credit:
              Percentage of Annual Rent" is not specified in the Particulars then this Clause 13 shall apply to this Guarantee and LC shall be read as "50".

C0 On the first anniversary of the commencement date of the Lease, the Guarantor shall deliver to the Lessee as further security for the Guaranteed Liabilities a letter of credit (the "Letter of Credit", which expression shall include any amendment thereto or any amended or substituted Letter of Credit delivered pursuant to sub-clause 13.4) issued by a bank which is an Eligible Bank in favour of the Guarantor in the form contained in the Appendix to this Guarantee in a principal amount equal to the amount which is LC per cent of the initial annual Rent under the Lease with an expiration date not less than one year after the date on which such Letter of Credit is delivered.

D0 Without prejudice to sub-clause 13.5, if and whenever the Rent payable under the Lease shall before the expiration of the Letter of Credit or Replacement Letter of Credit, be increased (including by reason of the execution of any Supplemental Lease), the Guarantor shall on or prior to the effective date of such increase (the "Rent Increase Date"), deliver to the Lessor as further security for the Guaranteed Liabilities, an amendment to the Letter of Credit or Replacement Letter of Credit issued by a bank which is for the time being an Eligible Bank that has the effect of increasing the

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              principal amount of the Letter of Credit or Replacement Letter of Credit to an amount equal to the amount which is LC per cent of such increased annual Rent.

E0 Without prejudice to sub-clause 13.4, not less than 30 days before to the expiration of the Letter of Credit or any Replacement Letter of Credit, the Guarantor will deliver to the Lessor a replacement letter of credit ("Replacement Letter of Credit") issued by a bank which is for the time being an Eligible Bank. The Replacement Letter of Credit shall be in the form contained in the Appendix to this Guarantee and shall be in a principal amount equal to LC per cent of the annual Rent payable under the Lease as at the date on which the Replacement Letter of Credit is delivered and shall have an expiration date not less than one year after the date on which the Replacement Letter of Credit is delivered. If a Replacement Letter of Credit is not delivered to the Issuer by the date which is 30 days before the expiration date of the Letter of Credit or previous Replacement Letter of Credit pursuant to this sub-clause 13.5 or an amendment to a Letter of Credit or Replacement Letter of Credit is not delivered to the Lessor on or prior to the Rent Increase Date pursuant to sub-clause 13.4, then the Guarantor agrees that the Lessor shall be entitled to draw under the Letter of Credit the full outstanding balance of the principal amount thereof.

F0 All sums drawn by the Lessor pursuant to sub-clause 13.5 shall be deposited by the Lessor in an interest-bearing account at an Australian trading bank and the credit balance on the account (together with the interest accruing thereon) may be applied at any time from time to time in the same way as payments and recoveries under this Guarantee as provided by Clause 11.

G0 The foregoing provisions of this Clause shall apply (mutatis mutandis) to any Replacement Letter of Credit as they do to the Letter of Credit.

H0 The Guarantor agrees that the Lessor shall be entitled to make one or more drawings under the Letter of Credit or any Replacement Letter of Credit at any time or times after any of the Guaranteed Liabilities have not been paid on the due date therefor in accordance with the terms of the Lease.

I0 Any sum or sums recovered by the Lessor under the Letter of Credit or any Replacement Letter of Credit (other than sums deposited in a bank account in accordance with sub-clause 13.6) and any sums withdrawn by the Lessor from such account shall be applied in the same way as payments and recoveries under this Guarantee as provided by Clause 11.

XIV           SUPPLEMENTAL LETTER OF CREDIT

A0 In this clause 14, "SLC" is the figure specified in the term "Supplemental Letter of Credit: Percentage of Annual Rent" contained in the Particulars. For the avoidance of doubt, in calculating the amount of any Supplemental Letters of Credit, "SLC" is read

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              as a figure rather than a percentage (so that if "Supplemental letter of Credit: Percentage of Annual Rent" is specified in the Particulars as 50 per cent, SLC is read as "50" and not as "one half").

B0 If "Supplemental Letter of Credit: Percentage of Annual Rent" is specified as "zero" or "not applicable" in the Particulars then this Clause 14 shall not apply to this Guarantee. If "Supplemental Letter of Credit: Percentage of Annual Rent" is not specified ion the Particulars then this Clause 14 shall apply to this Guarantee and SLC shall be read as "50".

C0 If at any time and from time to time the Tangible Net Worth of the Guarantor shall fall below the amount of the Tangible Net Worth Threshold on or after the Effective Date, the Guarantor undertakes within 7 days to deliver to the Lessor, in addition to the Letter of Credit or any Replacement Letter of Credit, a letter of credit (the "Supplemental Letter of Credit", which expression shall include any amendment thereto or any amended or substituted Supplemental Letter of Credit therefor delivered pursuant to sub-clause 14.4) issued by a bank which is for the time being an Eligible Bank in the form contained in the Appendix to this Guarantee in a principal amount equal to the amount which is SLC per cent of the annual Rent under the Lease at the date at which such Supplemental Letter of Credit is delivered and with an expiration date not less than one year after the date on which such Supplemental Letter of Credit is delivered.

D0 Without prejudice to sub-clause 14.5, if and whenever prior to the expiration of a Supplemental Letter of Credit or any Replacement Supplemental Letter of Credit (as defined below), the annual Rent payable under the Lease shall be increased (including by reason of the execution of any Supplemental Lease) the Guarantor shall on or prior to the effective date of such increase (the "Rent Increase Date"), deliver to the Lessor as further security for the Guaranteed Liabilities, an amendment to the Supplemental Letter of Credit or Replacement Supplemental Letter of Credit issued by a bank which is for the time being an Eligible Bank that has the effect of increasing the principal amount of the Supplemental Letter of Credit or Replacement Supplemental letter of Credit to an amount equal to SLC per cent of such increased annual Rent.

E0 Without prejudice to sub-clause 14.4, not less than thirty (30) days prior to the expiration of the Supplemental Letter of Credit or any Replacement Supplemental Letter of Credit, the Guarantor will deliver to the Lessor a replacement supplemental letter of credit ("Replacement Supplemental Letter of Credit") issued by a bank which is for the time being an Eligible Bank unless the Tangible Net Worth of the Guarantor as at the day thirty (30) days prior to the expiration of the Supplemental Letter of Credit or Replacement Supplemental Letter of Credit exceeds the amount of the Tangible Net Worth Threshold. The Replacement Supplemental Letter of Credit shall be in the form contained in the Appendix to this Guarantee and shall be in a principal amount equal to SLC per cent of the annual Rent under the Lease as at the date at which the Replacement Supplemental Letter of Credit is delivered and shall have an expiration date not less than one year after the date on which the Replacement Supplemental Letter of Credit is delivered. If a Replacement Supplemental Letter of Credit or Replacement Supplemental Letter of Credit is not delivered to the Lessor by the date which is thirty (30) days prior to the expiration date of the Supplemental Letter of Credit



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              or previous Replacement Supplemental Letter pursuant to this sub-clause 14.5 (other than by reason of the Tangible Net Worth of the Guarantor exceeding the amount of the Tangible Net Worth Threshold) or an amendment to a Supplemental Letter of Credit or Replacement Supplemental Letter of Credit is not delivered to the Lessor on or prior to the Rent Increase Date pursuant to sub-clause 14.4, then the Letter of Credit Guarantor agrees that the Lessor shall be entitled to draw under the Supplemental Letter of Credit or Replacement Supplemental Letter of Credit the full outstanding balance of the principal amount thereof. If the Guarantor does not deliver a Replacement Supplemental Letter of Credit by reason of the Tangible Net Worth of the Guarantor exceeding the amount of the Tangible Net Worth Threshold, and subsequently the Tangible Net Worth of the Guarantor falls below the amount of the Tangible Net Worth Threshold, the Guarantor shall for the avoidance of doubt deliver a further Supplemental Letter of Credit in accordance with Clause 14.3.

F0 All sums drawn by the Lessor pursuant to sub-clause 14.5 above shall be deposited by the Lessor in an account at an Australian trading bank and the credit balance on the account (together with any interest accruing thereon) may be applied at any time and from time to time in the same way as payments and recoveries under this Guarantee as provided by Clause 11.

G0 The foregoing provisions of this Clause 14 shall apply (mutatis mutandis) to any Replacement Supplemental Letter of Credit as they do to the Supplemental Letter of Credit.

H0 The Guarantor agrees that the Lessor shall be entitled to make one or more drawings under the Supplemental Letter of Credit or any Replacement Supplemental Letter of Credit at any time or times to the extent that any of the Guaranteed Liabilities have not been paid and performed on the due date therefor in accordance with the terms of the Lease.

I0 Any sum or sums recovered by the Lessor under the Supplemental Letter of Credit or any Replacement Supplemental Letter of Credit (other than sums deposited in a bank account in accordance with sub-clause 14.6) and any sums withdrawn by the Lessor from such account shall be applied in the same way as payments and recoveries under this Guarantee as provided by Clause 11.

J0 If at any time and from time to time after the Guarantor has provided the Supplemental Letter of Credit to the Lessor, the Tangible Net Worth of the Guarantor rises above the amount of the Tangible Net Worth Threshold and constantly remains above that amount for a period of 6 months or more, the Lessor must return the Supplemental Letter of Credit to the Guarantor. If at any time and from time to time the Tangible Net Worth of the Guarantor subsequently falls below the amount of the Tangible Net Worth Threshold, the Guarantor undertakes within 7 days to deliver to the Lessor a new



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              Supplemental Letter of Credit in accordance with clause 14.3 and the remaining provisions of this clause 14 shall apply.

XV            FINANCIAL STATEMENTS

A0            The Guarantor undertakes to deliver to the Lessor:

              a0 within 140 days after the end of each of its financial years, the audited financial statements of the Guarantor; and

              b0 within 10 days after the mailing thereof (or the delivery thereof in the case of any materials not mailed), any and all notices, circulars or other materials provided by the Guarantor to its shareholders generally.

XVI           OBLIGATION OF THE GUARANTOR TO ENTER INTO A NEW LEASE

A0 If so required by the Lessor by written notice to the Guarantor at any time after an Event of Default under the Lease, the Guarantor agrees that:

              a0 it will take from the Lessor a grant of a lease of the Leased Property under the Lease for the residue of the term of years granted by the Lease unexpired at the date of such Event of Default at the same yearly rents reserved by the Lease and subject to the like covenants, provisos and conditions in all respects (including the proviso for re-entry and any obligation to enter into a new lease) as are contained in the Lease (but so that the times at which:

                     (1)       the yearly rent is to be revised;  and

                     (2) the Leased Property is to be decorated further shall be the same times respectively as are specified in the Lease); and

              b0 on the execution of any such further lease it shall execute and deliver to the Lessor a counterpart thereof and a fixed and floating charge in the form of a limited charge executed by the Lessee incorporating a legal charge over the Leased Property, the Approvals and the Lessee's Personal Property subject to such modifications as the Lessor considers necessary or appropriate.

XVII          PAYMENTS

A0 All sums payable by the Guarantor under this Guarantee shall be paid to the Lessor as it may from time to time direct in full free of any present or future taxes, levies, imposts, duties, charges, fees or withholdings and without set-off or counterclaim or any restriction, condition or deduction whatsoever. If the Guarantor is compelled by law to make any deduction or withholding the Guarantor undertakes to promptly pay to the Lessor such additional amount as will result in the net amount received by the Lessor being equal to the full amount which would have been receivable had there been no



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              deduction or withholding. Any additional amount paid under this sub-clause 17.1 shall not be treated as interest but as agreed compensation.

B0 If required to do so by the Lessor, the Guarantor undertakes to pay any amount properly demanded hereunder to a collection agent in Australia appointed by the Lessor for that purpose.

C0 Payments made under this Guarantee shall be made in Australian dollars and no liability of the Guarantor under this Guarantee shall be satisfied unless and until the Lessor shall have received the dollars amount thereof in full. If the Lessor receives any payment or recovery pursuant to this Guarantee in a currency other than Australian dollars, the Lessor shall be entitled (but not obliged) at any time to convert such payment or recovery into Australian dollars and shall incur no liability to the Guarantor in so doing. If for the purposes of any proceedings or filing or making any claim hereunder (whether in the insolvency of the Guarantor or otherwise) the Lessor is required to express any amount in any currency other than Australian dollars then the Lessor may express such amount calculated at such exchange rate as shall be notified to the Lessor by its bankers for the time being as the rate at which such bankers will buy such currency for Australian dollars and the Guarantor undertakes in relation to any amounts claimed from it, as a separate and independent cause of action, to indemnify the Lessor from any loss caused to the Lessor arising from any subsequent fluctuation in exchange rates prior to receipt by the Lessor of the amount claimed.

XVIII         INDEMNITY

A0 The Guarantor hereby agrees on demand to indemnify the Lessor on a full and unqualified indemnity basis against all losses, actions, claims, costs, charges, expenses and liabilities (together with any value added tax thereon) incurred or sustained by the Lessor:

              a0 in relation to the enforcement of this Guarantee or occasioned by any breach by the Guarantor of any of its covenants or obligations to the Lessor under this Guarantee;

              b0 arising by reason of or in connection with any lack of capacity or lack of authority on the part of the Lessee in entering into the Lease; or

              c0 arising by reason of or in connection with any lack of capacity or authority on the part of the Guarantor in entering into this Guarantee or the Lease or this Guarantee not taking effect in accordance with their terms for any reason.

XIX           SET-OFF

A0 In addition to any general lien or similar right to which it might be entitled by operation of law, the Lessor shall have the right (but not the obligation) at any time after the occurrence of any Event of Default and without notice to the Guarantor (both before and after making any demand hereunder) to set-off any moneys, liability or obligation of the Lessor to the Guarantor whether

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              for the time being present or future and whether for the time being actual or contingent in or towards satisfaction of the liability of the Guarantor to the Lessor hereunder whether for the time being present or future and whether for the time being actual or contingent.

XX            MISCELLANEOUS

A0 No term, condition or provision of this Guarantee may be waived except by an express written instrument to the effect signed by the waiving party. No waiver of any term, condition or provision of this Guarantee will be deemed a waiver of any other term, condition or provision of this Guarantee or any other document (including without limitation or Collateral Security Document), irrespective of similarity or constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided.

B0 If any one or more of the terms, conditions or provisions contained in this Guarantee is found in a final award or judgment rendered by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect as against the Guarantor, the validity, legality and enforceability of the remaining terms, conditions and provisions of this Guarantee shall not in any jurisdiction in any way be affected or impaired thereby, and this Guarantee shall be interpreted and construed as if the invalid, illegal or unenforceable term, condition or provision had never been contained in this Guarantee.

C0 This Guarantee shall be governed by, and construed in accordance with, the laws of New South Wales.

D0 Any legal action or proceedings arising out of or in connection with this Guarantee may be brought in the Courts of New South Wales and the parties irrevocably and unconditionally submit to the jurisdiction of such Courts. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of any party to take proceedings in whatsoever jurisdictions it thinks fit, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

E0 Any release, discharge or settlement between the Guarantor and the Lessor shall be conditional upon no security, disposition or payment to the Lessor by the Lessee or any other person liable being void, voidable, set aside or ordered to be refunded pursuant to any court order or enactment relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled, the Lessor shall be entitled to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred and any such security, disposition or payment had not been made. The Lessor shall be entitled to retain this Guarantee after as well as before the payment of or discharge of all of the Guaranteed Liabilities for such period as the Lessor may choose.

F0 All notices, demands or other communications under or in connection with this Guarantee may be given by letter or facsimile or other comparable means of communication addressed to the party at the address as the Lessor may notify the Guarantor as the case may be in the Particulars. Any such communication by the

              Lessor to the Guarantor will be deemed to be given as follows:

              a0     if personally delivered, at the time of delivery;

              b0 if sent by facsimile or comparable means of communication, at the time of transmission; and

              c0 if by letter, at noon on the Business Day following the day such letter was posted first class postage pre-paid (or in the case of airmail, seven days after the envelope containing the same was delivered into the custody of the postal authorities).

              In proving such service it shall be sufficient to prove that personal delivery was made or that such letter was properly stamped first class, addressed and delivered to the postal authorities or in the case of facsimile transmission or other comparable means of communication, that a transmission report was produced.

G0 This Guarantee may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and the counterparts together shall constitute only one instrument. Any or all of the counterparts may be executed within or outside New South Wales. Any one of the counterparts shall be sufficient for the purpose of proving the existence and terms of this Guarantee, and no party shall be required to produce an original or all of the counterparts in making such proof.

H0 The parties hereto represent that they have been respectively represented and advised by lawyers in connection with the execution of this Guarantee. The Guarantor acknowledges receipt of a copy of the agreement for lease relating to the Lease and of Lease itself, and further represents that the Guarantor has been advised by lawyers qualified in Australia with respect thereto. This Guarantee shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against either party and as a whole, giving effect to all of the terms, conditions and provisions hereof.

I0 Except as provided in any other written agreement now or at any time hereafter in force between the Lessor and the Guarantor, this Guarantee shall constitute the entire agreement of the Guarantor with the Lessor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof will be binding upon the Lessor unless expressed herein or therein.

J0 All stipulations, obligations, liabilities and undertakings under this Guarantee shall be binding upon the Guarantor and its successors and shall enure to the benefit of the Lessor including without limitation any person included in the definition of Lessor pursuant to Clause 1.

K0 The Lessor may assign, transfer, novate, dispose of, grant any interest in or declare a trust in respect of its rights and obligations under this Guarantee in whole or in part, without regard to any equities between the Guarantor and the Lessor and without the consent of the Guarantor in favour of any person (in this clause an "Assignee") including any person to whom the immediate reversionary interest in any of the Group Leases or any interest (including without limitation a Security Interest) in, under or derived from the immediate reversionary interest in any of the Group Leases is vested, assigned, transferred, novated, disposed of to or granted at any time.

L0 The Lessor may disclose any information concerning the Guarantor and its Related Bodies Corporate (if any) to any Assignee or proposed Assignee, or otherwise to any person in connection with any financing arrangement or securitisation to which it or any ALUT Company may be a party, as it may in its discretion think fit.

M0 The Guarantor may not assign, transfer, novate or dispose of or grant any of or declare any interest in respect of, or any interest in, its rights and obligations under this Guarantee.

DULY EXECUTED AS A DEED


The common seal of MORAN HEALTH CARE GROUP
PTY LIMITED is affixed in accordance
with its articles of association:


 . . . . . . . . . . . . . . . . . . .          .. . . . . . . . . . . . . . . .
Signature of authorised person                 Signature of authorised person


 . . . . . . . . . . . . . . . . . . .          .. . . . . . . . . . . . . . . .
Office held                                    Office held


 . . . . . . . . . . . . . . . . . . .          .. . . . . . . . . . . . . . . .
Name of authorised person (print)              Name of authorised person (print)

Signed, sealed and delivered by the attorney of
PREMIER CARE AUSTRALIA PTY LIMITED under
power of attorney registered Book ............ No
 ............ in the presence of:


                                                        . . . . . . . . . . . .
                                                        Signature of attorney


 . . . . . . . . . . . . . . . . . . . . . . . .         . . . . . . . . . . . .
Signature of witness                                    Office held


 . . . . . . . . . . . . . . . . . . . . . . . .         . . . . . . . . . . . .
Name of witness (print)                                 Name of attorney (print)

                                   APPENDIX 1

                      FORM OF SUPPLEMENTAL LETTER OF CREDIT
                  AND REPLACEMENT SUPPLEMENTAL LETTER OF CREDIT


(Date)

LETTER OF CREDIT NO:

BENEFICIARY:

ALUT
C/-Phillips Fox
255 Elizabeth Street
Sydney NSW 2000



We hereby establish our Irrevocable Transferable Standby Letter of Credit number [ ] in favour of [ ] (the "Beneficiary") for the account of [ ] up to the aggregate amount of $[ ] ([ ] dollars) expiring on [ ] (the "Expiration Date") and hereby undertake that, upon the Beneficiary's first written demand or demands made at any time and from time to time on or before the Expiration Date, we will pay to the Beneficiary in immediately available funds an amount or amounts not exceeding $[ ] ([ ] dollars). Payment will be made against any written demand in or substantially in the form of the draft attached hereto signed by or on behalf of the Beneficiary.

THIS LETTER OF CREDIT IS SUBJECT TO THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO 500).

WE HEREBY UNDERTAKE WITH YOU THAT DEMANDS UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY PAID ON PRESENTATION TO US AT [ ABOVE.


For and on behalf of [                   ].

                                [Form of Demand]


[                                            ]

Date: [                                      ]

Irrevocable Transferable Standby Letter of Credit [                  ]

We hereby make demand for the payment of $[      ] ([      ] dollars) drawn on
the above mentioned Letter of Credit.

Yours very truly



 ....................................
Name: [                            ]
Duly authorised
for and on behalf of
[                                  ]

                                   APPENDIX 2
                           SCHEDULE OF PROPERTY LEASED


1      Endeavour:                 Certificate of Title Vol 8641 Fol 117
                                  Folio Identifier 16/37509

2      Oban:                      Folio Identifier 2/37509
                                  Folio Identifier 3/37509
                                  Folio Identifier 4/37509
                                  Folio Identifier 5/37509
                                  Folio Identifier 6/37509
                                  Folio Identifier 17/111507

3      Berkeley Village:          Certificate of Title Vol 8624 Fol 130

4      Glenmere:                  Certificate of Title Vol 8644 Fol 38

5      Seaside:                   Folio Identifier 51/SP22115

6      Tweed Heads:               Folio Identifier 1/719133
                                  Folio Identifier 11/736515
                                  Certificate of Title Vol 8644 Fol 37

7      Edgewood Park:             Certificate of Title Vol 8643 Fol 95

8      Killarney Vale:            Folio Identifier 22/794053
                                  Certificate of Title Vol 8641 Fol 95
                                  Folio Identifier 13/732182

9      Cherrywood:                Folio Identifier 27/837884

10     Hillside:                  Certificate of Title Vol 8638 Fol 198

                                  ANNEXURE "A"


                          SCHEDULE OF PROPERTY LEASED


I.        Vol 8641 Fol 117

II.       16/37509

III.      2/37509

IV.       3/37509

V.        4/37509

VI.       5/37509

VII.      6/37509

VIII.     17/111507

IX.       Vol 8624 Fol 130

X.        Vol 8644 Fol 38

XI.       51/SP22115

XII.      1/719133

XIII.     11/736515

XIV.      Vol 8644 Fol 37

XV.       Vol 8643 Fol 95

XVI       22/794053

XVII.     Vol 8641 Fol 95

XVIII.    13/732182

XIX.      27/837884

XX.       Vol 8638 Fol 198

                                  MORTGAGE OF SHARES




                          PREMIER CARE AUSTRALIA PTY LIMITED
                                         AND
                         MORAN HEALTH CARE GROUP PTY LIMITED















                         [PHILLIPS FOX LAWYERS LOGO]

                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
    Email: postmaster@sydney.PhillipsFox.com.au WWW site: http://www.Phillips
                                   Fox.com.au

                               MORTGAGE OF SHARES


THIS AGREEMENT IS MADE AS A DEED POLL ON                                    1998


BY: THE PERSON(S) WHOSE NAME, ADDRESS AND ACN APPEARS IN ITEM 1 OF THE SCHEDULE (MORTGAGOR)

TO: PREMIER CARE AUSTRALIA PTY LIMITED ACN [069 875 476] OF LEVEL 12, 255 ELIZABETH STREET, SYDNEY, NEW SOUTH WALES (MORTGAGEE)


RECITALS

Mortgagee has agreed to grant the Lease to the Debtor and enter into the Transaction Documents at the request of the Mortgagor upon the condition that the Mortgagor enters into this mortgage.


AGREEMENTS

I.       DEFINITIONS AND INTERPRETATION

A.       DEFINITIONS

1.       Where commencing with a capital letter:

         "BUSINESS" means the business carried on by the Debtor from time to time;

         "COMPANY" means the company or companies in respect of which the Mortgaged Property is issued;

         "CONTROLLER" means a Controller as defined in Part 5.7 of the Corporations Law;

         "DEBTOR" means Moran Health Care (Australia) Pty Limited in its own right and as trustee of the Moran Health Care Australia Trust in respect of whom the Mortgagor has given a guarantee or indemnity to Mortgagee and may include the Mortgagor;

         "EVENT OF DEFAULT" means any event or circumstance referred to in clause 11.2;

         "LEASE" means the real property lease dated about the date of this deed relating to the Business and made between the Debtor as lessee and the Mortgagee as lessor;

         "MORTGAGED PROPERTY"  means:

         a. certificates for shares or stock and transfers of shares and stocks, certificates, and other documents relating to the Mortgagor which have been or are deposited with Mortgagee as security for the obligations of Mortgagor to Mortgagee pursuant to this mortgage.

         b. money owing presently or in the future to the Mortgagor in respect of the Mortgaged Property; and

         c. property presently or in the future attaching to the Mortgaged Property or presently or in the future acquired by the Mortgagor pursuant to any Mortgaged Property;

         "RELATED BODY CORPORATE" has the same meaning as is given to that term in the Corporations Law;

         "SECURED MONEY" means any money which at any time and whether under this deed, a Transaction Document or any other arrangement:

         (a) the Mortgagor or Debtor in any capacity and whether alone or with others:

                  (1)    is actually or contingently liable to pay Mortgagee; or

                  (2) may become actually or contingently liable to pay to Mortgagee in the future pursuant to any transaction or arrangement at any time entered into or made by Mortgagee with any person; or

                  (3) may become actually or contingently liable to pay to Mortgagee in the future as liquidated or unliquidated damages pursuant to any claim or cause of action;

         (b) can be debited to any account of the Mortgagor or any Debtor with Mortgagee;

         (c) is at any time advanced or paid by Mortgagee to a person with the express or implied consent or at the express or implied request of the Mortgagor or a Debtor; or

         (d) Mortgagee is or may become actually or contingently liable to pay a person in connection with a transaction or arrangement entered into with the express or implied consent or at the express or implied request of the Mortgagor or a Debtor;

         "SECURITY" means any guarantee or indemnity given in respect of an obligation of the Debtor, Mortgagor or Security Provider under any agreement between the Debtor, Mortgagor or Security Provider with Mortgagee and any legal or equitable mortgage, charge or other security of any nature which secures such guarantee or indemnity or which secures an obligation or liability of the Debtor, Mortgagor or Security Provider under any agreement between the Debtor, Mortgagor or Security Provider with Mortgagee;

         "SECURITY PROVIDER" means any person who at any time gives or has given a Security to Mortgagee to secure any obligations of the Debtor or Mortgagor to Mortgagee;

         "TRUST" means a trust or settlement pursuant to which the Mortgagor holds any Mortgaged Property;

         "TRUST DEED" means the instrument setting out all the terms currently governing a Trust.

2. Where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

B.       INTERPRETATION

1.       A reference to:

         a. a business day means a day, Monday to Friday during which banks are open for general banking business in the state or territory whose laws apply in the construction of this mortgage;

         b.    an item means an item of the schedule;

         c. a time of day means that time of day in the state or territory the laws of which apply in the construction of this mortgage; and

         d. a person being associated with another person or a company being related to or the subsidiary of another corporation or being a holding company has the same meaning as in the Corporations Law.

2. Unless the context otherwise requires a word which denotes:

         a.    the singular denotes the plural and vice versa; and

         b.    any gender includes the other gender.

3. Unless the context otherwise requires a reference to:

         a. any legislation includes any regulation, by laws or instrument made under it and any orders or instruments having the force of law and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

         b. any other agreement or instrument where amended, novated or replaced means that agreement or instrument as amended, novated or replaced;

         c. a clause, schedule or annexure is a reference to a clause of, annexure to or schedule to this mortgage;

         d. a group of persons (including the Mortgagor if 2 or more persons) includes any one or more of them;

         e. any thing or amount is a reference to the whole and each part of it; and

         f. any legislation or legislative provision includes any statutory modification or reenactment of a legislative provision substituted for, and any statutory instrument issued under that legislation.

C.       JOINT AND SEVERAL

         Any agreement warranty representation or obligation which binds or benefits 2 or more persons under this mortgage binds or benefits those persons jointly and severally.

D.       SUCCESSORS AND ASSIGNS

         A person includes:

         a. the trustee, executor, administrator, successor in title and assignee of that person; and

         b. a corporation, firm, partnership, joint venture association, trust, authority and a government.

         This clause must not be construed as permitting the Mortgagor to assign any right under this mortgage.

E.       HEADINGS AND TABLE OF CONTENTS

         Headings and table of contents must be ignored in the interpretation of this mortgage.

F.       REFERENCES TO AND CALCULATIONS OF TIME

1. Unless the context otherwise requires a reference to a time of day means that time of day in the jurisdiction whose laws apply to this mortgage.

2. For the purposes of determining the length of a period (but not its commencement) a reference to:

         a. a day means a period of time commencing at midnight and ending 24 hours later; and

         b. a month means a calendar month which is a period commencing at the beginning of a day of one of the 12 months of the year and ending immediately before the beginning of the day of the corresponding date of the next month, or if there is no such corresponding date, ending at the expiration of the next month.

3. Where a period of time is specified from a given day or the day of an act or event it must be calculated exclusive of that day.


4. Where something is done or received after 5.00pm on any day it will be deemed to have been done or received on the following day.

5. A provision of this mortgage which has the effect of requiring anything to be done on or by a date which is not a business day must unless the context otherwise requires be interpreted as if it required it to be done on or by the immediately preceding business day.

G.       CORPORATE RELATIONSHIPS

         A reference to a person being an associate of another person or a company being related to or the subsidiary of another corporation or being a holding company has the same meaning as in the Corporations Law.

1.8      DEFINED TERMS IN THE LEASE

         Words and expressions which have a defined meaning in the Lease have the same meaning when used in this deed unless the same word is also defined in this deed, in which case the definition in this deed prevails.

II.      MORTGAGE

A.       ABSOLUTE ASSIGNMENT

         The Mortgagor as beneficial owner absolutely assigns and conveys the Mortgaged Property to Mortgagee free of all charges, liens and other encumbrances and free of any liability to attachment.

B.       TITLE DOCUMENTS

         Subject to the rights of the holder of any prior ranking mortgage or charge the Mortgagor must immediately on request by Mortgagee lodge with Mortgagee all documents of or evidencing title to any Mortgaged Property. The Mortgagor must with this mortgage provide Mortgagee with an irrevocable direction as set out in annexure A for delivery to the Company. Upon the substitution or replacement of any document which evidences title to any of the Mortgaged Property the Mortgagor will lodge the substituted or replaced document with Mortgagee.

C.       TRANSFER FORMS

         The Mortgagor must:

         a.    on the date of this mortgage in respect of all Mortgaged
               Property; and

         b.    on the date that Mortgaged Property are subsequently created,


         deliver to Mortgagee transfers of the Mortgaged Property in a form acceptable to enable the Mortgagor's rights, title and interest in the Mortgaged Property to be transferred to Mortgagee.

D.       REDEMPTION

         Upon payment in full of the Secured Money and Mortgagee being satisfied that no Secured Money will arise in the future by virtue of any current transaction or circumstance, Mortgagee must at the written request and cost of the Mortgagor absolutely assign and convey the Mortgaged Property back to the Mortgagor, redeliver all documents of or evidencing title to any Mortgaged Property and advise the Company that the direction given pursuant to clause 2.2 is revoked.

III.     PERFORMANCE OF MORTGAGOR'S OBLIGATIONS GENERALLY

A.       PERFORMANCE OF ALL OBLIGATIONS

         In addition to its obligations under this mortgage the Mortgagor must:

         a. duly perform all of its other obligations (both positive and negative) at any time owed to Mortgagee including under the Transaction Documents; and

         b. duly perform or cause to be performed all of the obligations of any Debtor or Security Provider at any time owed to Mortgagee whether or not the Mortgagor has consented to the Debtor or Security Provider undertaking such obligations.

B.       MORTGAGEE'S RIGHT TO REMEDY

         If the Mortgagor, Debtor or Security Provider fails to duly perform any obligation owed to Mortgagee, then Mortgagee may do anything it considers appropriate to protect its interests. The costs of and liabilities incurred from any such action must be paid by the Mortgagor upon demand. Action by Mortgagee to protect its interests does not amount to waiver of a Event of Default.

IV.      PAYMENT OF SECURED MONEY

A.       TIME FOR PAYMENT

         All payments required under this mortgage must be made by the Mortgagor in full in immediately available funds prior to 4 p.m. on the relevant due date (or any earlier time specified) without any deduction. The Mortgagor irrevocably and unconditionally waives any right of set-off, combination or counterclaim in relation to such payments.

B.       PAYMENT FOLLOWING AN EVENT OF DEFAULT

         If an Event of Default occurs the Mortgagor must pay the Secured Money to Mortgagee immediately upon demand.

C.       PAYMENT WITHOUT DEDUCTION OR SET-OFF

         Secured Money must be paid in full without any deduction. The Mortgagor waives all rights of set-off, combination or counterclaim in relation to payment of Secured Money.

D.       CREDIT FOR PAYMENT

         The Mortgagor will be given credit for payment only upon its actual receipt by Mortgagee in immediately available funds in the currency in which it is due. Subject to any obligation to make payment by an earlier time, if payment is received by Mortgagee on a day which is not a business day or after 4.00pm (at the place payment is due to be made) on any business day, Mortgagee may refuse to credit receipt until the next business day in which case the Mortgagor must pay interest on that amount until the receipt is so credited.

E.       APPLICATION OF PAYMENTS

1. The Mortgagor irrevocably waives its right to determine the appropriation of any money paid to Mortgagee. All payments may be applied at the sole discretion of Mortgagee and any rule relating to the application of money does not apply.

2. Any money received by Mortgagee in excess of Secured Money will, unless an Event of Default has occurred or is continuing, be refunded to the Mortgagor.

F.       PLACE FOR PAYMENT OF MONEY

         Subject to any express written agreement to the contrary all Secured Money must be paid to Mortgagee at the place notified to the Mortgagor, or, in the absence of notice, at Mortgagee's address in this mortgage.

G.       SET-OFF AGAINST OTHER ACCOUNTS

         The Mortgagor irrevocably authorises Mortgagee at any time without notice (without notice to the Mortgagor and irrespective of any outstanding cheques) to deduct from, set-off against, or combine with any amount in any currency standing to the credit of any account of the Mortgagor with Mortgagee, any related corporation of Mortgagee or other financial institution anywhere in the world in or towards satisfaction of any sum at any time due and payable by the Mortgagor under this mortgage. Mortgagee has no obligation to effect any set-off under this clause. This right is in addition to any rights arising under general law.

H.       OVERPAYMENT

         Mortgagee is not required to pay or credit the Mortgagor with interest on overpayment of the Secured Money.

I.       PAYMENT IN WRONG CURRENCY

         If Mortgagee receives payment of the Secured Money in a currency other than that in which payment is due the Mortgagor will be given credit:

         a. by reference to the spot rate at which Mortgagee is able to directly or indirectly purchase the currency in which the payment is due;

         b. for the amount of the correct currency purchased after deducting the costs of conversion (which may include a commission charge by Mortgagee ); and

         c. on the date of settlement of the conversion into the currency in which the payment is due.

J.       DEPOSIT ACCOUNTS

         Where the Mortgagor is required to place money on deposit with Mortgagee as security for any obligation:

         a. notwithstanding the account name established for the deposit, the deposit and interest credited to the account belong to Mortgagee absolutely and the Mortgagor has no right to or interest in the deposit and accrued interest;

         b. upon payment of the deposit to Mortgagee, Mortgagee has an obligation to pay the Mortgagor an amount equal to:

               (1)    the deposit; plus

               (2) the interest Mortgagee would have paid (at call or such longer term as agreed between Mortgagee and the Debtor or the Mortgagor) on a deposit of the same amount (after taking into account any payments made under this clause by Mortgagee ) made at call (or such other amount as Mortgagee may determine) for the period from its receipt by Mortgagee to the earlier of the date Mortgagee makes full payment under this clause and the date the Mortgagor defaults in making payment of any Secured Money; less

               (3) any amount payable at any time by the Debtor to Mortgagee but remaining unpaid.


         c. Mortgagee is not obliged to make payment under paragraph (b) until all amounts which the Mortgagor is at any time actually or contingently liable to pay Mortgagee have become payable;

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         d.    if the amount referred to in paragraph (b) is reduced to nil,
               Mortgagee may give a notice to the Mortgagor showing its calculation in which case Mortgagee has no further obligations under this clause.

V.       INTEREST AND FEES

A.       PAYMENT OF INTEREST

1. Subject to clause 5.1.2 the Mortgagor must pay Mortgagee interest calculated daily at the Overdue Rate on any Secured Money which does not otherwise bear interest from the earlier of the date it became payable to or was outlaid by Mortgagee to the date of payment.

2. The Debtor must pay Mortgagee interest calculated daily at the Overdue Rate on the outstanding amounts of any Secured Money and other money (including interest) not paid when payable.

3. Subject to clause 5.1.4, interest on Secured Money must be paid in the manner and on the interest payment dates agreed from time to time (including by payment in advance). If no times are specified or agreed, interest on Secured Money must be paid upon demand by Mortgagee from time to time. Other interest must be paid as agreed from time to time or, if not, upon demand by Mortgagee from time to time.

4. If an Event of Default occurs, interest accruing on Secured Money and any other money owing is payable upon demand by Mortgagee.

B.       CALCULATION OF INTEREST AND FEES

         Interest under this mortgage and any fees calculated at a per year rate must be calculated on the basis of a 365 day year in Australia, on the basis of actual days elapsed.

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VI.      UNDERTAKINGS RELATING TO THE MORTGAGED PROPERTY

A.       PROVISION OF NOTICES RELATING TO THE MORTGAGED PROPERTY

         The Mortgagor must without delay forward to Mortgagee copies of notices of meetings and other communications and documents sent by the Company to the Mortgagor.

B.       VOTING

1. The Mortgagor must exercise any right to vote arising in respect of the Mortgaged Property as directed by Mortgagee, following the occurrence of an Event of Default.


2. At any time following the occurrence of an Event of Default the Mortgagor must in the form acceptable to the Company give Mortgagee or its nominee a proxy in relation to any meeting or meetings with authority to vote in the proxy's discretion.

C.       DIVIDENDS

1. In this clause dividends means any money received from the Company by the Mortgagor in respect of the Mortgaged Property whether by way of dividend, return of capital.

2. Other than Management Fees the Mortgagor agrees that it is not entitled to dividends in respect of Mortgaged Property during the period which is the second year of the term of the Lease. Any dividends received by the Mortgagor in that period must be held in trust for Mortgagee.

3. Notwithstanding clause 6.3.2 and so long as there is no breach of a Transaction Document, the Mortgagor will be entitled to keep, for its own use dividends which it receives from the Debtor and relate to the second year of the Lease. The right to receive such dividends is conditional on the Mortgagor lending to the Debtor on terms approved by the Mortgagee an amount equal to the amount of dividends received from the Debtor.

D.       RIGHTS ISSUES



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1.       The Mortgagor must within 7 days of the terms of any rights issue in relation to any Mortgaged Property being made known to it inform Mortgagee of whether or not it will take up the offer.

2. The Mortgagor acknowledges that any shares acquired pursuant to any rights issue in respect of any Mortgaged Property themselves become Mortgaged Property.

3. If the Mortgagor gives Mortgagee notice that it will not take up the offer it must without delay dispose of the rights for cash at the best possible market price. The proceeds of any such sale belong to and must be paid to Mortgagee in reduction of Secured Money.

E.       CALLS AND OTHER PAYMENTS

         The Mortgagor must when due pay all calls and other money due in respect of the Mortgaged Property.

F.       NEW ISSUES

         The Mortgagor must accept allotments of any shares, notes, options or other rights to be issued by the Company in respect of any Mortgaged Property in its own name and immediately deliver all certificates and other documents of or evidencing title to Mortgagee.

VII.     NEGATIVE COVENANTS

A.       PROHIBITION ON DEALING WITH THE MORTGAGED PROPERTY

1.       The Mortgagor must not without Mortgagee's consent:

         a. sell, lease, charge, encumber, surrender, grant any interest in or power over or otherwise in any manner deal or agree or attempt to deal with any Mortgaged Property or any interest in any Mortgaged Property; or

         b. permit any charge, lien, pledge, hypothecation, security, trust or power to arise or exist in respect of any Mortgaged Property.

2. The Mortgagor's statutory powers to deal with the Mortgaged Property are, to the fullest extent possible, excluded.

3.       The Mortgagor will not be in default of its obligations under clause
         7.1.1 because a charge arises by legislation in favour of a governmental agency except where the Mortgagor has not paid when payable money owing to that governmental agency.

B.       PROHIBITION ON SET-OFF

         The Mortgagor must prevent any set-off except to Mortgagee or combination of accounts in respect of any book debt.

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C.       PROHIBITION ON ACTS PREJUDICIAL TO MORTGAGEE'S SECURITY

         The Mortgagor must not exercise any right arising in relation to the Mortgaged Property or directly or indirectly cause or influence any decision of the Company (whether by its directors or shareholders) or any person which has or may have an adverse affect on Mortgagee's security under this mortgage or its value.

D.       PROHIBITION ON CONVERSION OF MORTGAGED  PROPERTY

         The Mortgagor must not without the prior consent of Mortgagee:

         a.    permit any Mortgaged Property to be converted to another class;

         b. waive, delay, or permit the Company to avoid or delay, any obligation or preferential right in respect of any Mortgaged Property; or

         c.    convert any note which is a Mortgaged Property.

E.       OTHER PROHIBITIONS NOT TO BE AFFECTED

         Nothing in this mortgage affects any other prohibition agreed by the Mortgagor with Mortgagee.


VIII.    PROVISIONS APPLYING TO A TRUSTEE MORTGAGOR

A.       APPLICATION OF CLAUSE 8

         Clause 8 applies where the Mortgagor is the owner or registered proprietor of Mortgaged Property as trustee of a Trust.

B.       REPRESENTATIONS AND WARRANTIES RELATING TO THE TRUST

         Where the Mortgagor is acting as trustee of the Trust, the Mortgagor warrants to Mortgagee that:

         a. the Trust is validly created and existing and no circumstances exist pursuant to which it may be determined and no date for the vesting of any of the Trust fund has been appointed;

         b. the Mortgagor has provided Mortgagee with true copies of all the documents currently constituting the Trust Deed;

         c. the Mortgagor is validly appointed as the sole trustee of the Trust, is not in breach of its obligations as trustee and no circumstances exist pursuant to which it may be removed;

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         d.    this mortgage is duly executed and granted pursuant to and in proper exercise of the powers of the Mortgagor as trustee of the Trust and all formalities required by the Trust Deed in connection with this mortgage have been complied with;

         e. the use and performance of its obligations by the Mortgagor under this mortgage are for the proper purpose of and provides commercial benefit to the Trust;

         f. the Mortgagor is entitled to be fully indemnified out of the assets of the Trust in respect of its liability under this mortgage;

         g.    the Mortgagor is the legal owner of all the assets of the Trust;

         h. there is no dispute between the Mortgagor and any other person in relation to the Trust or the Trust assets; and

         i. the Mortgagor is empowered by the Trust Deed to carry on its business as now conducted or contemplated and to own its property and assets in its capacity as trustee of the Trust and there is no restriction or condition upon such activity by it.

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C.       SPECIFIC PROHIBITIONS RELATING TO THE TRUST

         The Mortgagor must not without Mortgagee's consent not to be unreasonably withheld:

         a. cease to be the only trustee of the Trust or do anything which would cause or enable its removal;

         b. cause or permit the Trust to be determined or a vesting date to be appointed;

         c. do or permit anything which adversely affects the Mortgagor's right of indemnity against the Trust assets;

         d.    in any way vary the Trust Deed or permit it to be varied;

         e.    resettle, set aside, distribute or dispose of any Trust assets;
               or

         f. delegate any powers of the Mortgagor as trustee of the Trust or exercise any power of appointment.

D.       GENERAL OBLIGATIONS RELATING TO THE TRUST

1 The Mortgagor must at the request of Mortgagee provide full financial details of the Trust.

2 The Mortgagor irrevocably and unconditionally grants Mortgagee direct access to the Trust fund to recover any money not paid when payable under this mortgage.

E0       TRUSTEE'S RIGHT OF INDEMNITY

         Without limiting any right of subrogation Mortgagee may have, the Mortgagor must at Mortgagee's request exercise the Mortgagor's right of indemnity against Trust assets to enable payment of the Secured Money to Mortgagee.

F0       NEW TRUSTEES

         The Mortgagor must procure that any person who becomes a trustee of the Trust (whether in replacement of or in addition to the Mortgagor) enters into a deed with Mortgagee whereby it agrees to perform the obligations of the Mortgagor under this mortgage.

G0       MORTGAGOR'S LIABILITY UNLIMITED

         The Mortgagor's liability under this mortgage is not in any way limited or otherwise affected by the Mortgagor being trustee of any trust or the extent of its ability to indemnify itself out of the assets of the Trust.

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IX       WARRANTIES AND INDEMNITIES

A0       WARRANTIES

              The Mortgagor warrants to Mortgagee that:

              a0 this mortgage constitutes and will continue to constitute a valid and binding security enforceable in accordance with its terms;

              b0 no Event of Default has occurred and no event occurred and no circumstance exists which with the giving of notice, lapse of time or fulfilment of any condition would constitute an Event of Default;

              c0 the Mortgagor has obtained all necessary consents and complied with all internal procedures in relation to the execution and performance of this mortgage;

              d0 no other person has any interest or rights in respect of the Mortgaged Property;

              e0 the Mortgagor has disclosed to Mortgagee the full extent of the interests in and control of the Mortgagor;

              f0 the Mortgagor has not relied upon any representation or statement by or on behalf of Mortgagee, but has determined to enter into this mortgage solely upon its own assessment after having obtained advice from its own advisers;

              g0 where the Mortgage secures money owing by a Debtor the Mortgagor (where it is a company) is receiving valuable commercial benefit for giving this mortgage;

              h0 the Mortgagor has been given the opportunity to obtain and has obtained such legal and financial advice in relation to its obligations and liabilities under this mortgage as is necessary to fully understand those obligations and liabilities.

B0             INDEMNITIES

              The Mortgagor irrevocably and unconditionally indemnifies Mortgagee against all actions, claims, demands, losses (including without limitation loss of margin), damages, liabilities, costs and expenses of any nature incurred at any time actually or contingently by Mortgagee as a direct or indirect consequence of:

              a0 a failure by the Mortgagor or the Debtor to pay any Secured Money when payable or comply with any other obligation owed to Mortgagee;

              b0     the occurrence of an Event of Default


              c0 Mortgagee or an attorney lawfully appointed under this mortgage exercising or attempting to exercise any power or right under this mortgage, in any other agreement between the Mortgagor and Mortgagee or at general law;

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              d0     Mortgagee entering into any agreement or transaction in
                     connection with this mortgage;

              e0 Mortgagee seeking to recover any Secured Money from any other person liable to pay it;

              f0 an actual or assumed legal obligation of Mortgagee to pay any money or do any thing in connection with the Mortgaged Property;

              g0     a warranty in this mortgage being incorrect in any respect;

              h0 judgment being given for any Secured Money in a currency other than that which that Secured Money is due;

              i0 the rate of interest applying to any judgment debt being less than that applying to the original obligation to pay Secured Money in respect of which judgment was obtained;

              j0 Mortgagee receiving payment of Secured Money earlier or later than the date it should be paid if no Event of Default had occurred;

              k0 a claim that a payment, obligation, settlement, transaction, conveyance or transfer in connection with Secured Money (or money which would be Secured Money if the claim was invalid) is void or voidable under any law relating to insolvency, bankruptcy or the protection of creditors or for any other reason being upheld conceded or compromised;

              l0 Mortgagee properly acting as the Mortgagor's attorney or providing any indemnity to any person so acting;

              m0 Mortgagee paying (whether or not under a legal obligation) any loss, cost or expense incurred by any officer, employee, agent or consultant of Mortgagee in connection with this mortgage;

              n0 any dispute between the Mortgagor or the Debtor and any other person;

              o0 any agreement relating to any Secured Money being or becoming void or unenforceable; and

              p0 any new law or any change in any law or in the interpretation of any law.

1 The Mortgagor's obligations to indemnify Mortgagee are absolute, irrevocable and unconditional and continue (irrespective of discharge of this mortgage) until an express release is given. The Mortgagor waives any right or claim which may have the effect of reducing or impairing the indemnities given by it.

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X             PROVISION OF INFORMATION AND ACCESS TO MORTGAGE

A0            NOTIFICATION OF MATTERS TO MORTGAGEE

1             The Mortgagor must immediately notify Mortgagee of the following:

              a0 the occurrence of an Event of Default or an event or circumstance which would with the giving of notice, lapse of time or fulfilment of any condition be likely to become an Event of Default;

              b0   the receipt by the Mortgagor of any demand pursuant to
                   section 459E of the Corporations Law; and

              c0 anything which gives or may give rise to a claim for compensation in relation to Mortgaged Property; and

              d0 the appointment of an administrator under Division 2 of Part 5.3A of the Corporations Law ("Administrator").

2 The Mortgagor must provide Mortgagee with such other information following notification under clause 10.1.1 as Mortgagee requires.

XI            EVENTS OF DEFAULT AND MORTGAGEE'S POWERS

A0            MORTGAGOR TO PREVENT EVENT OF DEFAULT

              The Mortgagor must prevent the occurrence of an Event of Default and acknowledges that it will be in default under this mortgage if an Event of Default occurs.

B0            EVENT OF DEFAULT

              An Event of Default will occur if:

              a0 a Mortgagor, Debtor, Security Provider or Related Body Corporate fails to pay when payable any money owing at any time to Mortgagee or any company associated with Mortgagee at any time;

              b0 a Mortgagor, Debtor, Security Provider or Related Body Corporate fails to perform any non monetary obligation owing at any time to Mortgagee or any company associated with Mortgagee at any time and, to the extent that the failure is capable of remedy within 5 business days, it continues for 5 business days after written notice from Mortgagee requiring its remedy;

              c0 Mortgagee becomes entitled to demand immediate payment of money secured by a Security or to enforce that Security or would have become so entitled but for any legislation requiring notice or lapse of time;

              d0 a warranty, representation, answer to requisition or statutory declaration at any time made or given by or on behalf of a Mortgagor, Debtor, Security Provider or Related Body Corporate if material is found to be incorrect or misleading;

              e0 a Mortgagor, Debtor or Security Provider or Related Body Corporate becomes an externally-administered body corporate as defined in the Corporations Law or if an application is made, proceedings are initiated, a meeting (of shareholders, creditors or directors) is called, notice is given or an appointment is made or proposed which Mortgagee considers may lead to that;

              f0 notice is given or published or action is taken with a view to cancelling the registration of a Mortgagor, Debtor, Security Provider or Related Body Corporate or appointing an inspector or other officer to investigate any of its affairs pursuant to any legislation;

              g0 a receiver, receiver and manager, liquidator or Controller is appointed in respect of the Mortgagor, the Debtor or a Security Provider;

              h0 a Mortgagor, Debtor, Security Provider or Related Body Corporate commits an act of bankruptcy within the meaning of section 40 of the Bankruptcy Act 1966 or dies or becomes incapable of managing his or her own affairs by reason of mental or other condition;

              i0 where a Mortgagor, Debtor, Security Provider or Related Body Corporate is a partnership, that partnership is dissolved, an application is made for its dissolution or more than 20% of its members retire in any 6 month period:

              j0 where the Mortgagor, Debtor, Security Provider or Related Body Corporate is a joint venture, that joint venture is terminated;

              k0 a judgment for more than $25,000 (increased by an amount of $25,000 every 3 years for a period of 15 years from the date of this deed) is entered in any court against a Mortgagor, Debtor or Security Provider or Related Body Corporate and not satisfied, appealed or set aside within 28 days;

              l0 a Mortgagor, Debtor, Security Provider or Related Body Corporate stops payment of its debts or ceases or threatens to cease to carry on any of its businesses;

              m0 an event or circumstance occurs which entitles a person to cancel, terminate or demand repayment of any credit or financial accommodation extended to a Mortgagor, Debtor, Security Provider or Related Body Corporate or exercise any right under any security for such credit or financial accommodation;

              n0 the Mortgagor, Debtor, Security Provider or Related Body Corporate fails to comply with a condition attaching to a consent or approval issued by Mortgagee in the context of this mortgage or any security;

              o0 where the Mortgagor, Debtor, Security Provider or Related Body Corporate is a corporation which is not listed on a recognised Australian stock exchange there

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-19-


                   is a change in the ownership (at the date of this mortgage) of more than 25% of the issued voting shares in the Mortgagor, Debtor, Security Provider or Related Body Corporate or there is a change in the control of the Mortgagor, Debtor, Security Provider or Related Body Corporate without Mortgagee's consent;

              p0 in Mortgagee's reasonable opinion there is a change in the persons who control the Mortgagor, the Debtor, Security Provider or Related Body Corporate or in the activities of the Mortgagor, Debtor or Security Provider;

              q0 anything occurs in connection with an asset secured by a Security (including without limitation, any pollution or the issue of any notice requiring clean up) which, in Mortgagee's reasonable opinion, has a material adverse affect on the value or saleability of that asset;

              r0 a demand under section 459E of the Corporations Law is served on the Mortgagor, Debtor, Security Provider or Related Body Corporate and a copy is not provided immediately after service to Mortgagee; or

              s0 without limiting the operation of any other Event of Default, any other event occurs or circumstance arises, financial or otherwise, which, in the reasonable opinion of Mortgagee, is likely to materially and adversely affect the ability of the Mortgagor, Debtor, Security Provider or Related Body Corporate to meet its obligations to Mortgagee; and

              t the Debtor or Mortgagor breaches any term of the Lease or any other Transaction Document to which it is a party and does not remedy or rectify such breach in accordance with the Lease or Transaction Document as the case may be.

C0            NOTIFICATION OF EVENTS OF DEFAULT

              The Debtor must immediately notify Mortgagee of the occurrence of an Event of Default or the existence of any circumstance which may lead to the occurrence of an Event of Default.

D0            NO DEFAULT CERTIFICATE

              Upon request, the Debtor must give Mortgagee a certificate signed by the Debtor (or where a company, by 2 directors) stating whether or not an Event of Default has occurred or is likely to occur.


E0            REPORT BY QUALIFIED ACCOUNTANT

1 Following the occurrence of an Event of Default and whether or not Mortgagee has exercised any of its rights and powers on default, the Mortgagor at its cost must at the request of Mortgagee promptly provide Mortgagee with a report by a qualified accountant approved by Mortgagee on the financial condition of the Mortgagor, the value of any Mortgaged Property and any other related matter Mortgagee requires.

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2             If the Mortgagor fails to obtain any such report then Mortgagee may commission such a report the reasonable cost of which must be borne by the Mortgagor. Mortgagee may acting on the advice of the accountant pay the cost of obtaining any report, in which case such cost will be deemed Secured Money.

3 For the purposes of providing the report in clause 11.5.1 the Mortgagor will ensure Mortgagee or a qualified accountant approved by Mortgagee has full and free access to the books and records of the Mortgagor and the Mortgaged Property and any other related matter that Mortgagee may require. The Mortgagor will ensure that the staff of the Mortgagor assist Mortgagee at all times.

XII           MORTGAGEE'S POWERS FOLLOWING EVENT OF DEFAULT

A0            EXERCISE OF POWERS GENERALLY

              Whether or not Mortgagee has demanded payment of the Secured Money Mortgagee may at any time following the occurrence of an Event of Default in the manner and at the times it considers appropriate (irrespective of any omission, neglect or delay):

              a0 terminate or reverse any transaction or arrangement entered into by Mortgagee at the express or implied request or with the express or implied consent of the Mortgagor;

              b0 enter into any transaction and make any payment to extinguish any actual or contingent liability incurred by Mortgagee at the express or implied request or with the express or implied consent of the Mortgagor;

              c0 open or close any account of the Mortgagor with Mortgagee and transfer any credit balance to any new or other account;

              d0 dishonour any cheque or cancel any encashment arrangement or other arrangement provided to the Mortgagor in connection with this mortgage; or

              e0 pay any other mortgagee or encumbrancee of Mortgaged Property any amount required to discharge or purchase (with or without a transfer of its security) its debt.

              The Mortgagor indemnifies Mortgagee upon demand against any liability, cost or expense incurred pursuant to anything done under this clause.

B0            MORTGAGEE'S GENERAL POWERS

              Whether or not Mortgagee has demanded payment of the Secured Money, Mortgagee may at any time following the occurrence of an Event of Default in the manner and at the times it considers appropriate (irrespective of any omission, neglect or delay):

              a0   become the registered holder of the Mortgaged Property;

-21-
              b0 receive dividends, profits and other payments or benefits in relation to the Mortgaged Property;

              c0 take any action it considers necessary or desirable for the preservation, maintenance or enhancement of the Mortgaged Property or the security constituted by this mortgage:

              d0 commence, conduct, defend, compromise, settle, discontinue or submit to arbitration any proceedings, claims, questions or disputes in connection with the Mortgaged Property or this mortgage;

              e0 prove any debt or liability owed to the Mortgagor in the bankruptcy, insolvency or winding up of any person and receive dividends and assent to any proposal for a composition or scheme of arrangement;

              f0 exercise the rights of the Mortgagor in connection with the Mortgaged Property;

              g0 perform obligations of the Mortgagor in connection with the Mortgaged Property under this mortgage or otherwise;

              h0 renew, terminate, repudiate, rescind, vary, accept surrenders of and exercise rights under any contract or arrangement entered into by the Mortgagor, any predecessor in title or Mortgagee (pursuant to the powers in this mortgage or at general law) in connection with the Mortgaged Property;

              i0   deal in any way with the Mortgaged Property;

              j0 sell, surrender, dispose of, realise or convert into money the Mortgaged Property on any terms and in any manner;

              k0 grant upon any terms and in any manner an option to purchase or acquire an interest in the Mortgaged Property;

              l0 grant upon any terms and in any manner interests in or rights over the Mortgaged Property;

              m0 in the name and on behalf of the Mortgagor or otherwise, borrow or obtain any form of financial accommodation upon any terms in connection with the exercise of any power under this mortgage or at general law;

              n0 secure upon any terms and in any manner any money borrowed or liability incurred by charge or mortgage over the Mortgaged Property whether ranking in priority to, equally with or after this mortgage;

              o0   draw, accept, make and endorse any negotiable instrument;

              p0 take up any rights issue or offer arising in connection with the Mortgaged Property;

              q0 delegate in any manner any of its powers and rights under this mortgage or at general law;

              r0 upon any terms and in any manner employ and terminate the employment of persons and engage and terminate the engagement of agents, contractors, consultants, advisers, auctioneers and other persons in connection with its powers under this mortgage or at general law;

              s0 expend money, assume obligations and incur liabilities in connection with any power under this mortgage or at general law; and

              t0 do anything else in Australia and elsewhere Mortgagee considers necessary, desirable or convenient to be done in connection with the recovery of Secured Money and anything incidental or conducive to the exercise of any other power under this mortgage or general law.

C0            EXERCISE OF POWERS BY AGENT

              Mortgagee may exercise its powers under this mortgage or general law by itself or through any agent. The fees charge d by any agent must be paid by the Mortgagor.


XIII          PROVISIONS RELATING TO MORTGAGEE'S POWERS

A0            POWERS ARE IN ADDITION TO STATUTORY POWERS

              The powers of Mortgagee under this mortgage are to be construed separately and are independent of and in addition to any other legal, equitable or statutory powers.

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B0            WAIVER OF STATUTORY NOTICES

              To the extent permitted by any legislation the Mortgagor agrees to dispense with any notice of or lapse of time before Mortgagee may exercise any option, power or right following the occurrence of any Event of Default.

C0            PROTECTION OF PURCHASERS

              The Mortgagor agrees that any person dealing with Mortgagee need not be concerned whether any power of Mortgagee has arisen or with the propriety of any transaction undertaken by Mortgagee.

D0            SPECIFIC AUTHORITY TO EXERCISE POWERS

              The Mortgagor irrevocably and unconditionally authorises Mortgagee to exercise its powers under this mortgage or any legislation notwithstanding that the Event of Default giving rise to exercise of such powers may subsequently be deemed never to have occurred. In such circumstances the Mortgagor:

              a0 does not have any claim against Mortgagee for trespass or for any loss suffered by the Mortgagor other than because of fraud or gross negligence on the part of Mortgagee; and

              b0 indemnifies Mortgagee against any claim or loss arising other than because of fraud or gross negligence.

E0            PROTECTION OF MORTGAGEE

              The Mortgagor agrees that Mortgagee are not liable for any loss which may arise because of any omission or delay in the exercise of any of their respective powers under this mortgage or any legislation.

F0            MONEY OUTLAID IS SECURED

              The Mortgagor must upon demand pay any money outlaid by Mortgagee in exercising powers under this mortgage or at general law.

G0            ENTITLEMENT TO CHARGE  COMMISSIONS

              Mortgagee may, in addition to any fee or other charge, charge a commission in connection with the management of and collection of income from Mortgaged Property to the extent that those tasks have not been delegated to an agent.

H0            MORTGAGEE  MAY GIVE UP POSSESSION OF MORTGAGED PROPERTY

              Mortgagee may at any time give up possession of the whole or any part of the Mortgaged Property.

XIV           POWER OF ATTORNEY

A0            MORTGAGEE  AS MORTGAGOR'S ATTORNEY

              For valuable consideration and following the occurrence of an Event of Default the Mortgagor irrevocably appoints Mortgagee and its employees at any time severally as its attorneys with power in the name of the Mortgagor or the attorney to:

              a0 do anything the Mortgagor should have done pursuant to this mortgage or any Security;

              b0 do anything the attorney considers necessary or desirable to facilitate the exercise of any of Mortgagee's rights under this mortgage or any Security, the payment to Mortgagee of money owing under this mortgage or any Security or the protection of Mortgagee's interests under this mortgage or any Security;

              c0 prepare, draw, complete, endorse, accept, deliver, present, negotiate or otherwise deal with any bill of exchange in relation to this mortgage;

              d0 delegate its powers to any person for any period and revoke such delegation;

              e0 perform any obligation owed by the Mortgagor at any time to Mortgagee;

              f0 complete any blanks and correct any manifest errors in this mortgage or any ancillary document or agree or give effect to any such completion or correction and do all things necessary to procure the registration of this mortgage as a valid security with the priority intended by Mortgagee; or

              g0 do anything in connection with the Mortgaged Property which the Mortgagor could do including without limitation signing any form or agreement to increase or vary priority arrangements under the Corporations Law.

              An attorney may act notwithstanding any conflict or interest in the outcome.

B0            CONFLICTS OF DUTY

              An attorney appointed under clause 14.1 may act notwithstanding any conflict of duty or a direct or personal interest in the means or result.

C0            ATTORNEY'S INDEMNITY AND COSTS

1 The Mortgagor indemnifies any attorney against any liability or loss arising from the proper exercise of any powers under this mortgage.

2 Mortgagee may indemnify any attorney in connection with the proper exercise of its powers and the Mortgagor must reimburse any money paid pursuant to any such indemnity.

XV            PRESERVATION OF MORTGAGEE'S RIGHTS

A0            GENERAL PRESERVATION OF RIGHTS

              This mortgage is a continuing security for the Secured Money. The liabilities of the Mortgagor under this mortgage and the rights of Mortgagee or an attorney of the Mortgagor appointed under this mortgage are not affected by:

              a0  Mortgagee granting any time or indulgence to the Mortgagor or another person;


              b0 Mortgagee compounding or compromising with or wholly or partially releasing any Debtor, Guarantor or other person;

              c0 laches, acquiescence, delay, acts, omissions or mistakes by Mortgagee or another person;

              d0 Mortgagee taking, varying, wholly or partially discharging or otherwise dealing with or losing or impairing any other security for Secured Money;

              e0 any security for or obligation to pay Secured Money being or becoming void, voidable or unenforceable;

              f0 any person who was intended to assume any actual or contingent liability to pay Secured Money not doing so or not doing so effectively or being discharged;

              g0 any other transaction or arrangement between Mortgagee or any other person; or

              h0 anything else which might otherwise have such affect at law or in equity.

B0            NO MERGER

1 Mortgagee's right to payment of Secured Money arising under any other instrument does not merge with the Mortgagor's undertaking to pay Secured Money under this mortgage.

2 This mortgage does not merge with or affect any other security or any judgment or order held at any time by Mortgagee.

C0            NO SUSPENSION OF PAYMENT OBLIGATION

              Mortgagee may demand payment of Secured Money and exercise its other rights and powers under this mortgage even if a negotiable instrument, security, contract or other obligation relating to Secured Money is still current or has not matured or fallen due.

D0            PARTNERSHIP MORTGAGOR

1 Where Secured Money includes any partnership indebtedness this agreement continues to be binding notwithstanding any changes in the partnership (including changes which result in the partnership business being carried on by one person) and Secured Money includes the indebtedness of the partnership following any such change. The continuing partners of any such partnership will ensure that any incoming partner is bound by all obligations to pay Secured Money and that the incoming partner will sign all documents required by Mortgagee evidencing the incoming partners obligations to Mortgagee for Secured Money.

2 Mortgagee is under no obligation to release any Mortgagor who has ceased to be a member of the partnership comprising the Mortgagor.

E0            NEW AND SUSPENSE ACCOUNTS

1 Mortgagee may without notice open up any new account of the Mortgagor with Mortgagee and credit the new account with any credit in any other account or any new receipts.

2 In the event of the liquidation of a Debtor, a Security Provider or Mortgagor, Mortgagee may retain and carry to a suspense account and appropriate at its discretion all money received by any Receiver, any attorney or Mortgagee under or by virtue of this mortgage and prove for the full amount of the Secured Money.

F0            MORTGAGOR NOT TO PROVE IN COMPETITION OR CLAIM SUBROGATION

              The Mortgagor must not without Mortgagee's prior written consent:

              a0 other than by its attorney appointed under this mortgage prove in the bankruptcy or insolvency of a Debtor, Security Provider or another Mortgagor or claim or receive the benefit of any dividend, distribution or other payment pursuant to that bankruptcy or insolvency; or

              b0 directly or indirectly claim the benefit of any right, power, remedy or security held by Mortgagee or of any distribution, dividend or payment arising out of or relating to the liquidation of the Debtor or any other person, until the Secured Money has been paid in full to Mortgagee.


G0            NO ORDER IN EXERCISE OF SECURITIES

              Mortgagee may exercise its security under this mortgage and any other security for Secured Money in any order it wishes. The Mortgagor waives any right of marshalling in relation to this mortgage or any other security for Secured Money. Mortgagee is not under any obligation to appropriate in favour of the Mortgagor or to exercise, apply or recover any security for Secured Money or any fund or asset that Mortgagee may be entitled to receive or have a claim upon.

H0            RE-INSTATEMENT OF MORTGAGEE'S RIGHTS

              If any claim that a payment, obligation, settlement, transaction, conveyance or transfer in connection with Secured Money (or money which would be Secured Money if the claim was invalid) is void or voidable under any law relating to insolvency, bankruptcy or the protection of creditors is upheld, conceded or compromised:

              a0 Mortgagee is entitled immediately as against the Mortgagor to the rights in respect of the Secured Money to which it would have been entitled if all or part of that payment, obligation, settlement, transaction, conveyance or transfer had not taken place; and

              b0 the Mortgagor agrees to immediately do any act or sign any document at Mortgagee's request to restore Mortgagee to any security or guarantee held by it from the Mortgagor immediately before that payment, obligation, settlement, transaction, conveyance or transfer.

XVI           FURTHER ASSURANCES

A0            PERFECTION OF SECURITY

              The Mortgagor must immediately upon request by Mortgagee do acts, obtain consents, pay fees and execute deeds and other documents deemed necessary or desirable by Mortgagee:

              a0   to perfect any mortgage or charge pursuant to this mortgage;

              b0 to effect any mortgage or charge agreed to be given pursuant to this mortgage;


              c0   to enable the exercise of Mortgagee's rights and powers;

              d0 to effect the security and priority intended by this mortgage and Mortgagee;

              e0 to more effectively secure the Mortgaged Property to Mortgagee; and

              f0 to give Mortgagee a legal mortgage over any property mortgaged or charge d under this mortgage.

B0            MORTGAGOR'S SECURITY FROM DEBTOR

              The Mortgagor agrees to hold any indemnity (together with any security for that indemnity) from any Debtor in respect of its liability under this mortgage in trust for Mortgagee.

XVII          MORTGAGEE'S RIGHT TO ASSIGN

A0            ASSIGNMENT

              Mortgagee may at any time assign or deal in any way with its interest in Secured Money or its rights under this mortgage. Provided the Mortgagor's aggregate liability is not thereby increased it must, at the request and cost of Mortgagee, sign any deed or other document reasonably required by Mortgagee pursuant to any such assignment or dealing.

B0            DISCLOSURE OF INFORMATION

              Mortgagee may without notice to the Mortgagor disclose information relating to the Mortgagor, Security Provider, Associated Entity, Debtor, a Guarantor, the Mortgaged Property or Secured Money to any registry, body or other authority or to any person in connection with a genuine proposal to assign any interest in Secured Money or this mortgage.

XVIII         COSTS

A0            MORTGAGOR TO PAY ALL COSTS

              The Mortgagor must pay to Mortgagee or as it may direct all costs and expenses (including legal costs on a full indemnity basis incurred by Mortgagee, any receiver or agent appointed by Mortgagee under a Security and any officer of Mortgagee acting as attorney under this mortgage or Security in connection with:

              a0 the preparation, negotiation, stamping, registration variation, discharge or release of this mortgage and any agreement varying or relating to this mortgage and any associated investigation, enquiries and searches;

              b0   the recovery of the Secured Money;

              c0 the assessment at any time after an Event of Default of the Securities and Mortgagee's rights and duties;

              d0 the exercise or attempted exercise of any power conferred on Mortgagee (or any agent or attorney) pursuant to this mortgage or by law or on any attorney pursuant to clause 14;

              e0 any obligation Mortgagee has at any time to the Mortgagor pursuant to any legislation, this mortgage or any transaction contemplated by this mortgage;

              f0 any application for Mortgagee's consent or approval in connection with this mortgage and the issue or refusal of consent or approval; and

              g0 the assessment of the Mortgagor's position following the occurrence of an Event of Default.

B0            MORTGAGOR TO PAY STAMP DUTY AND OTHER DUTIES

              The Mortgagor must pay all stamp, transaction, registration and similar duties, imposts, taxes (including without limitation, financial institutions duty and debts tax) and levies arising directly or indirectly in relation to this mortgage, any variation or any transaction contemplated or evidenced by this mortgage. The Mortgagor must immediately reimburse Mortgagee any such duties, imposts, taxes and levies paid by Mortgagee.


C0            PAYMENT OF MORTGAGEE'S ADMINISTRATION FEE

              The Mortgagor agrees to pay Mortgagee upon demand a fee for the time spent by employees of Mortgagee in:

              a0 considering any application by the Debtor, Mortgagor or Security Provider for any approval or consent required under this mortgage;

              b0 preparation of this mortgage or any other document between the Mortgagor, Debtor or Security Provider and Mortgagee;

              c0 exercising its rights and powers and taking any action to recover the Secured Money following the occurrence of an Event of Default.

              The fee will be calculated by reference to the hourly rates recommended by the Insolvency Practitioners Association of Australia from time to time and Mortgagee's determination of the equivalent seniority levels of its employees.

XIX           GENERAL

A0            SIGNING OF NOTICES BY MORTGAGEE

              Any statement, demand, certificate or notice to the Mortgagor will be effectively signed on behalf of Mortgagee if it is executed or signed by Mortgagee, any director or secretary or employee of Mortgagee, or any solicitor engaged by Mortgagee in connection with this mortgage.

B0            SERVICE OF DEMAND NOTICE

              In addition to effecting service pursuant to any statute any statement, demand or notice to any party may be validly served (notwithstanding that the demand or notice is returned to Mortgagee for any reason) for the purposes of this mortgage by being delivered or sent by certified post to the address of the Mortgagor set out in item 1 or sent by telex or facsimile to the telex or facsimile number of a machine situated at the residence or place of business of any Mortgagor. Service will be deemed to be valid service if made to the address, telex number or facsimile number in item 1 unless the Mortgagor has notified Mortgagee in writing of the change of the Mortgagor's address, telex and facsimile number and Mortgagee has confirmed the change in writing. Service pursuant to this clause is taken to be effected:

              a0   where delivered - upon actual delivery;

              b0   where posted - 2 days after dispatch by Mortgagee;

              c0 where sent by telex - upon receipt by the sender of the answerback code of the addressee after transmission of the telex; and

              d0 where sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient, except where actual delivery is made or the telex or facsimile is sent after 5.00pm or on a day which is not a business day when service is taken to be effected at 9.00am on the next following business day.

C0            MORTGAGOR'S STATEMENT OF MONEY OWING CONCLUSIVE EVIDENCE

              Except in the case of manifest error, a written statement, certificate or determination by Mortgagee setting out the amount of money owing or any determination of an amount to be paid under this Mortgage or any component part, shall be conclusive evidence of the amount owing or the determination and will be binding on the Mortgagor.

D0            REGISTRATION AND REQUISITIONS

1 The Mortgagor must upon demand by Mortgagee procure registration of this mortgage and any mortgage or encumbrance given pursuant to this mortgage with the priority intended by Mortgagee. The Mortgagor must to the satisfaction of Mortgagee promptly comply with any requisition raised by any authority in connection with this mortgage its stamping and registration.

2 Where the priority of this mortgage or any mortgage or encumbrance given pursuant to this mortgage is changed or varied the Mortgagor must upon demand by Mortgagee complete any documentation required by Mortgagee to ensure registration of this mortgage or any mortgage or encumbrance given pursuant to this mortgage with the priority intended by Mortgagee.

E0            NO MORATORIUM

-31-
              The provisions of any legislation postponing payment of money, reducing or fixing rates of interest or purporting to curtail or restrict any rights of Mortgagee are to the extent that it is lawful expressly excluded from application to this mortgage.

F0            TIME OF THE ESSENCE FOR MORTGAGOR'S OBLIGATIONS

              The Mortgagor agrees that time is of the essence in relation to the performance of its obligations expressed in or implied by this mortgage.

G0            MORTGAGEE ' CONSENTS

1 Where Mortgagee's consent or approval is required pursuant to this mortgage:

              a0 unless otherwise expressed it may in Mortgagee's discretion (and whether or not acting reasonably) be withheld or given subject to terms or conditions; and

              b0 it is not valid unless expressly given in writing by Mortgagee.

2 Any consent given under this mortgage is not deemed to be consent in the context of any other agreement. Nothing in this mortgage can require Mortgagee to give its consent in the context of any other agreement.

3 The Mortgagor must comply with the terms and conditions of any consent.

4 Mortgagee may engage consultants and advisers to advise it in relation to any application for its approval or consent under this mortgage. The costs of those consultants and advisers must be reimbursed by the Mortgagor upon demand.

5 The Mortgagor agrees that Mortgagee (and Mortgagee's employees and consultants) owes no duty of care to the Mortgagor in issuing any consent or approval and that in determining whether to proceed with the thing consented to or approved the Mortgagor must rely entirely on its own judgment and the advice of its own employees and consultants.

H0            SURVIVAL OF PERSONAL COVENANTS AND AGREEMENTS

              Any personal covenant or agreement by the Mortgagor to pay Secured Money or any indemnity by the Mortgagor in favour of Mortgagee in this mortgage remains in full force despite any release or discharge of the whole or any part of the Mortgaged Property.

I0            SEVERABILITY OF PROVISIONS

              Every provision of this mortgage is independent of the others. Any provision which is prohibited or unenforceable in any jurisdiction is to the extent of the prohibition or unenforceability deemed removed without invalidating the remaining provisions.

J0            APPLICABLE LAW

              Unless otherwise specified, this mortgage is governed by the law of the state or territory nominated in item 3. The parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the court system of that place.

K0            MAXIMUM PROSPECTIVE LIABILITY

1. For the purposes of the priority rules in section 282 of the Corporations Law this mortgage secures a prospective liability up to the maximum amount specified in item 4 in addition to any present liability.

2. For so long as there is no other charge over any Mortgaged Property registered subsequently to this mortgage, this mortgage also secures an additional prospective liability of an unlimited amount.

3. Where there is another charge over any Mortgaged Property registered subsequently to this mortgage, to the extent that the priority accorded to this mortgage pursuant to section 282 of the Corporations Law and clause 20.11.1 not adversely affected this mortgage also secures an additional prospective liability of an unlimited amount.

L.            CONFLICT WITH TRANSACTION DOCUMENTS

              In the event of any conflict or inconsistency between the terms of the Lease and this deed then the terms of the Lease will prevail over the relevant provision of this deed.

                         SCHEDULE TO MORTGAGE OF SHARES
                              (REFERENCE SCHEDULE)

ITEM 1:       MORTGAGOR

Name:                Moran Health Care Group Pty Limited
ACN:                 008 585 242
Address:             13 - 15 Bridge Street, Sydney
Facsimile no:        9247 9666

ITEM 2:       MORTGAGEE'S ADDRESS

Address:             c/- Phillips Fox, 255 Elizabeth Street, Sydney Attn: WGC
Facsimile no:        9283 4144

and to        Omega (UK) Ltd

Address:             145 Cannon Street, London EC4N 5BT
Fax No:              0011 44 171 929 3555
                     Attn: J Storey

and to        Omega Healthcare Investors Inc

Address:             905 W Eisenhower Circle
                     Ann Arbor MI 48103
Fax No:              0011 1 313 996 0020
                     Attn: Essel Baitey

ITEM 3:       JURISDICTION

New South Wales

ITEM 4:       MAXIMUM PROSPECTIVE LIABILITY

$10,000,000.00

EXECUTED AS A DEED

The common seal of MORAN HEALTH CARE GROUP
PTY LIMITED is affixed in accordance
with its articles of association:


 . . . . . . . . . . . . . . . . .            . . . . . . . . . . . . . . . . .
Signature of authorised person                Signature of authorised person

 . . . . . . . . . . . . . . . . . .          . . . . . . . . . . . . . . . . .
Office held                                          Office held

 . . . . . . . . . . . . . . . . . .          . . . . . . . . . . . . . . . . .
Name of authorised person (print)            Name of authorised person (print)

The common seal of PREMIER CARE AUSTRALIA
PTY LIMITED is affixed in accordance
with its articles of association:

 . . . . . . . . . . . . . . . . . . .        . . . . . . . . . . . . . . . . .
Signature of authorised person               Signature of authorised person

 . . . . . . . . . . . . . . . . . . .        . . . . . . . . . . . . . . . . .
Office held                                  Office held

 . . . . . . . . . . . . . . . . . . .        . . . . . . . . . . . . . . . . .
Name of authorised person (print)            Name of authorised person (print)

                                   ANNEXURE A
                           (irrevocable direction)

                              IRREVOCABLE DIRECTION


TO: THE PERSON(S) WHOSE NAME, ACN AND ADDRESS APPEARS IN ITEM 1 OF THE SCHEDULE ("COMPANY")

FROM: THE PERSON(S) WHOSE NAME, ACN AND ADDRESS APPEARS IN ITEM 2 OF THE SCHEDULE ("SHAREHOLDER")


1 The Shareholder notifies you that it has mortgaged the shares, notes, option and other rights described in item 3 of the schedule and any other shares, notes, options and other rights now or in the future held by it in the Company to Mortgagee Pty Limited ("MORTGAGEE").

2 The Shareholder directs the Company to forward any of the following to Mortgagee at its address set out above.

              (a) any certificates or other documents of or evidencing title in any of the shares, notes, options and other rights or otherwise now or in the future registered in the name of the Shareholder; and

              (b) following an Event of Default, all dividend and other payment cheques arising in respect of those shares, notes, options and other rights.

3 This direction is irrevocable until Mortgagee gives the Company written notice that it is no longer to apply.

4 This notice and direction is given to you pursuant to a requirement in the mortgage given by the Shareholder to Mortgagee and Mortgagee is relying upon the Company's compliance with this direction.


                                    SCHEDULE

ITEM 1:       COMPANY

              Name:            Moran Health Care (Australia) Pty Limited

              ACN: 082 466 457

              Address:         13 - 15 Bridge Street, Sydney

ITEM 2:       SHAREHOLDER

              Name:            Moran Health Care Group Pty Limited

              ACN: 008 585 242

              Address:         13 - 15 Bridge Street, Sydney

ITEM 3:       DESCRIPTION OF SHARES

2 Ordinary shares


Dated:                                   199


The common seal of MORAN HEALTH CARE
GROUP PTY LIMITED is affixed in accordance with its articles of association:



 . . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Signature of authorised person               Signature of authorised person

 . . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Office held                                  Office held

 . . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Name of authorised person (print)            Name of authorised person (print)

                                    CONTENTS



1.         DEFINITIONS AND INTERPRETATION                                 1
1.1        Definitions                                                    1
1.2        Interpretation                                                 3
1.3        Joint and several                                              4
1.4        Successors and assigns                                         4
1.5        Headings and table of contents                                 4
1.6        References to and calculations of time                         4
1.7        Corporate relationships                                        5
1.8        Defined terms in the Lease                                     5

2.         MORTGAGE                                                       5
2.1        Absolute assignment                                            5
2.2        Title documents                                                5
2.3         Transfer forms                                                5
2.4        Redemption                                                     6

3.         PERFORMANCE OF MORTGAGOR'S OBLIGATIONS GENERALLY               6
3.1        Performance of all obligations                                 6
3.2        Mortgagee's right to remedy                                    6

4.         PAYMENT OF SECURED MONEY                                       6
4.1        Time for payment                                               6
4.2        Payment following an Event of Default                          7
4.3        Payment without deduction or set-off                           7
4.4        Credit for payment                                             7
4.5        Application of payments                                        7
4.6        Place for payment of money                                     7
4.7        Set-off against other accounts                                 7
4.8        Overpayment                                                    8
4.9        Payment in wrong currency                                      8
4.10       Deposit Accounts                                               8

5.         INTEREST AND FEES                                              9
5.1        Payment of interest                                            9
5.2        Calculation of interest and fees                               9

6.         UNDERTAKINGS RELATING TO THE MORTGAGED  PROPERTY               9
6.1        Provision of notices relating to the Mortgaged  Property       9
6.2        Voting                                                        10
6.3        Dividends                                                     10
6.4        Rights issues                                                 10
6.5        Calls and other payments                                      10
6.6        New issues                                                    11

7.         NEGATIVE COVENANTS                                            11
7.1        Prohibition on dealing with the Mortgaged Property            11
7.2        Prohibition on set-off                                        11
7.3        Prohibition on acts prejudicial to Mortgagee's security       11
7.4        Prohibition on conversion of Mortgaged  Property              11
7.5        Other prohibitions not to be affected                         12

8.         PROVISIONS APPLYING TO A TRUSTEE MORTGAGOR                    12
8.1        Application of clause 8                                       12
8.2        Representations and warranties relating to the Trust          12
8.3        Specific prohibitions relating to the Trust                   13
8.4        General obligations relating to the Trust                     13
8.5        Trustee's right of indemnity                                  13
8.6        New trustees                                                  13
8.7        Mortgagor's liability unlimited                               14

9.         WARRANTIES AND INDEMNITIES                                    14
9.1        Warranties                                                    14
9.2        Indemnities                                                   14

10.        PROVISION OF INFORMATION AND ACCESS TO MORTGAGE               16
10.1       Notification of matters to Mortgagee                          16

11.        EVENTS OF DEFAULT AND MORTGAGEE'S POWERS                      16
11.1       Mortgagor to prevent Event of Default                         16
11.2       Event of Default                                              16
11.3       Notification of Events of Default                             19
11.4       No default certificate                                        19
11.5       Report by qualified accountant                                19

12.        MORTGAGEE'S POWERS FOLLOWING EVENT OF DEFAULT                 19
12.1       Exercise of powers generally                                  19
12.2       Mortgagee's general powers                                    20
12.3       Exercise of powers by agent                                   22

13.        PROVISIONS RELATING TO MORTGAGEE'S  POWERS                    22
13.1       Powers are in addition to statutory powers                    22
13.2       Waiver of statutory notices                                   22
13.3       Protection of purchasers                                      22
13.4       Specific authority to exercise powers                         22
13.5       Protection of Mortgagee                                       23
13.6       Money outlaid is secured                                      23
13.7       Entitlement to charge  commissions                            23
13.8       Mortgagee  may give up possession of Mortgaged Property       23

14.        POWER OF ATTORNEY                                             23
14.1       Mortgagee  as Mortgagor's attorney                            23
14.2       Conflicts of duty                                             24

14.3       Attorney's indemnity and costs                                24
15.        PRESERVATION OF MORTGAGEE'S RIGHTS                            24
15.1       General preservation of rights                                24
15.2       No merger                                                     25
15.3       No suspension of payment obligation                           25
15.4       Partnership Mortgagor                                         25
15.5       New and suspense accounts                                     25
15.6       Mortgagor not to prove in competition or claim subrogation    26
15.7       No order in exercise of securities                            26
15.8       Re-instatement of Mortgagee's rights                          26

16.        FURTHER ASSURANCES                                            27
16.1       Perfection of Security                                        27
16.2       Mortgagor's security from Debtor                              27

17.        MORTGAGEE'S RIGHT TO ASSIGN                                   27
17.1       Assignment                                                    27
17.2       Disclosure of information                                     27

18.        COSTS                                                         28
18.1       Mortgagor to pay all costs                                    28
18.2       Mortgagor to pay stamp duty and other duties                  28
18.3       Payment of Mortgagee's administration fee                     28

19.        GENERAL                                                       29
19.1       Signing of notices by Mortgagee                               29
19.2       Service of demand notice                                      29
19.3       Mortgagor's statement of money owing conclusive evidence      30
19.4       Registration and requisitions                                 30
19.5       No moratorium                                                 30
19.6       Time of the essence for Mortgagor's obligations               30
19.7       Mortgagee ' consents                                          30
19.8       Survival of personal covenants and agreements                 31
19.9       Severability of provisions                                    31
19.10      Applicable law                                                31
19.11      Maximum prospective liability                                 31
19.12      Conflict with Transaction Documents                           32

SCHEDULE TO MORTGAGE OF SHARES                                           33

IRREVOCABLE DIRECTION                                                    36

                                MORTGAGE OF UNITS



                       MORAN HEALTH CARE GROUP PTY LIMITED

                       PREMIER CARE AUSTRALIA PTY LIMITED





















                         [PHILLIPS FOX LAWYERS LOGO]

                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
  Email: postmaster@sydney.PhillipsFox.com.au WWW site: http://www.Phillips
                                  Fox.com.au

                                MORTGAGE OF UNITS
    (securing all money owing at any time as a principal debtor or guarantor)


THIS AGREEMENT IS MADE AS A DEED POLL ON                                 19


BY: THE PERSON(S) WHOSE NAME, ADDRESS AND ACN APPEARS IN ITEM 1 OF THE SCHEDULE ("MORTGAGOR")

TO: PREMIER CARE AUSTRALIA PTY LIMITED ACN 069 875 476 of Level 12, 255 Elizabeth Street, Sydney, New South Wales in its own capacity and as trustee of the Assisted Living Unit Trust (Mortgagee)

RECITALS

Mortgagee has granted the Lease to the Debtor and entered into the Transaction Documents upon the upon the condition that the Mortgagor as the sole unitholder of the Moran Trust enters into this mortgage.


AGREEMENTS

I.       DEFINITIONS AND INTERPRETATION

A.       DEFINITIONS

1.       Where commencing with a capital letter:

         "BUSINESS" means the business carried on by the Debtor from time to time;

         "COMPANY" means the company or companies in respect of which the Mortgaged Property is issued;

         "CONTROLLER" means a Controller as defined in Section 9 of the Corporations Law;

         "DEBTOR" means Moran Health Care (Australia) Pty Limited as trustee of the Moran Trust and includes any other person who at any time in any capacity has obligations to Mortgagee in respect of which the Mortgagor has given a guarantee or indemnity to Mortgagee and may include the Mortgagor;

         "EVENT OF DEFAULT" means any event or circumstance referred to in clause 11.2;

         "LEASE" means the property lease dated about the same date as this deed relating to the Business and made between Mortgagee as lessor and the Debtor as lessee:

         "MORAN TRUST" means the unit trust deed dated 13 May 1998 between the Company as trustee and the Mortgagor as Original Unit Holder. "MORTGAGED PROPERTY" means:

         a. unit trust certificates government securities certificates, certificates for shares or stock and transfers of shares and stocks, certificates and other securities belonging to the Mortgagor which have been or are deposited with Mortgagee as security for the obligations of Mortgagor to Mortgagee pursuant to this mortgage.

         b. money owing presently or in the future to the Mortgagor in respect of the Mortgaged Property; and

         c. property presently or in the future attaching to the Mortgaged Property or presently or in the future acquired by the Mortgagor pursuant to any Mortgaged Property;

         "RELATED BODY CORPORATE" has the same meaning as is given to that term in the
         Corporations Law;

         "SECURED MONEY" means any money which at any time and whether under this deed, a Transaction Document or any other arrangement:

         (a) the Mortgagor or Debtor in any capacity and whether alone or with others:

                  (1)      is actually or contingently  liable to pay Mortgagee;
                           or

                  (2) may become actually or contingently liable to pay to Mortgagee in the future pursuant to any transaction or arrangement at any time entered into or made by Mortgagee with any person; or

                  (3) may become actually or contingently liable to pay to Mortgagee in the future as liquidated or unliquidated damages pursuant to any claim or cause of action;

         (b) can be debited to any account of the Mortgagor or any Debtor with Mortgagee;

         (c) is at any time advanced or paid by Mortgagee to a person with the express or implied consent or at the express or implied request of the Mortgagor or a Debtor; or

         (d) Mortgagee is or may become actually or contingently liable to pay a person in connection with a transaction or arrangement entered into with the express or implied consent or at the express or implied request of the Mortgagor or a Debtor.

         "SECURITY" means any guarantee or indemnity given in respect of an obligation of the Debtor, Mortgagor or Security Provider under any agreement between the Debtor, Mortgagor or Security Provider with Mortgagee and any legal or equitable mortgage, charge or other security of any nature which secures such guarantee or indemnity or which secures an obligation or liability of the Debtor, Mortgagor or Security Provider under any agreement between the Debtor, Mortgagor or Security Provider with Mortgagee;

         "SECURITY PROVIDER" means any person who at any time gives or has given a Security to Mortgagee to secure any obligations of the Debtor or Mortgagor to Mortgagee;

         "TRUST" means a trust or settlement pursuant to which the Mortgagor holds any Mortgaged Property;

         "TRUST DEED" means the instrument setting out all the terms currently governing a Trust.

2. Where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

B.       INTERPRETATION

1.       A reference to:

         a. a business day means a day, Monday to Friday during which banks are open for general banking business in the state or territory whose laws apply in the construction of this mortgage;

         b.       an item means an item of the schedule;

         c. a time of day means that time of day in the state or territory the laws of which apply in the construction of this mortgage; and

         d. a person being associated with another person or a company being related to or the subsidiary of another corporation or being a holding company has the same meaning as in the Corporations Law.

2. Unless the context otherwise requires a word which denotes:

         a.       the singular denotes the plural and vice versa;  and

         b.       any gender includes the other gender.

3. Unless the context otherwise requires a reference to:

         a. any legislation includes any regulation, by laws or instrument made under it and any orders or instruments having the force of law and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

         b. any other agreement or instrument where amended, novated or replaced means that agreement or instrument as amended, novated or replaced;

         c. a clause, schedule or annexure is a reference to a clause of, annexure to or schedule to this mortgage;

         d. a group of persons (including the Mortgagor if 2 or more persons) includes any one or more of them;

         e. any thing or amount is a reference to the whole and each part of it; and

         f. any legislation or legislative provision includes any statutory modification or reenactment of a legislative provision substituted for, and any statutory instrument issued under that legislation.

C.       JOINT AND SEVERAL

         Any agreement warranty representation or obligation which binds or benefits 2 or more persons under this mortgage binds or benefits those persons jointly and severally.

D.       SUCCESSORS AND ASSIGNS

         A person includes:

         a. the trustee, executor, administrator, successor in title and assignee of that person; and

         b. a corporation, firm, partnership, joint venture association, trust, authority and a government.

         This clause must not be construed as permitting the Mortgagor to assign any right under this mortgage.

E.       HEADINGS AND TABLE OF CONTENTS

         Headings and table of contents must be ignored in the interpretation of this mortgage.

F.       REFERENCES TO AND CALCULATIONS OF TIME

1. Unless the context otherwise requires a reference to a time of day means that time of day in the jurisdiction whose laws apply to this mortgage.

2. For the purposes of determining the length of a period (but not its commencement) a reference to:

         a. a day means a period of time commencing at midnight and ending 24 hours later; and

         b. a month means a calendar month which is a period commencing at the beginning of a day of one of the 12 months of the year and ending immediately before the beginning of the day of the corresponding date of the next month, or if there is no such corresponding date, ending at the expiration of the next month.

3. Where a period of time is specified from a given day or the day of an act or event it must be calculated exclusive of that day.

4. Where something is done or received after 5.00pm on any day it will be deemed to have been done or received on the following day.

5. A provision of this mortgage which has the effect of requiring anything to be done on or by a date which is not a business day must unless the context otherwise requires be interpreted as if it required it to be done on or by the immediately preceding business day.


G.       CORPORATE RELATIONSHIPS

         A reference to a person being an associate of another person or a company being related to or the subsidiary of another corporation or being a holding company has the same meaning as in the Corporations Law.

1.8      DEFINED TERMS FROM LEASE

         Words which have a defined meaning in the Lease have the same meaning when used in this deed unless the same word is also defined in this deed, in which case the definition in this deed prevails.

II.      MORTGAGE

A.       ABSOLUTE ASSIGNMENT

         The Mortgagor as beneficial owner absolutely assigns and conveys the Mortgaged Property to Mortgagee free of all charges, liens and other encumbrances and free of any liability to attachment.

B.       TITLE DOCUMENTS

         Subject to the rights of the holder of any prior ranking mortgage or charge the Mortgagor must immediately on request by Mortgagee lodge with Mortgagee all documents of or evidencing title to any Mortgaged Property. The Mortgagor must with this mortgage provide Mortgagee with an irrevocable direction as set out in annexure A for delivery to the Company. Upon the substitution or replacement of any document which evidences title to any of the Mortgaged Property the Mortgagor will lodge the substituted or replaced document with Mortgagee.

C.       TRANSFER FORMS

         The Mortgagor must:

         a.       on the  date of this  mortgage  in  respect  of all  Mortgaged
                  Property; and

         b.       on the date that Mortgaged  Property are subsequently created,

         deliver to Mortgagee transfers of the Mortgaged Property in a form acceptable to enable the Mortgagor's rights, title and interest in the Mortgaged Property to be transferred to Mortgagee.

D.       REDEMPTION

         Upon payment in full of the Secured Money and Mortgagee being satisfied that no Secured Money will arise in the future by virtue of any current transaction or circumstance, Mortgagee must at the written request and cost of the Mortgagor absolutely assign and convey the Mortgaged Property back to the Mortgagor, redeliver all documents of or evidencing title to any Mortgaged Property and advise the Company that the direction given pursuant to clause 2.2 is revoked.

III.     PERFORMANCE OF MORTGAGOR' S OBLIGATIONS GENERALLY

A.       PERFORMANCE OF ALL OBLIGATIONS

         In addition to its obligations under this mortgage the Mortgagor must:

         a.       duly perform all of its other  obligations  (both positive and
                  negative)  at  any  time  owed  to  Mortgagee   including  the
                  Transaction Documents; and

         b. duly perform or cause to be performed all of the obligations of any Debtor or Security Provider at any time owed to Mortgagee whether or not the Mortgagor has consented to the Debtor or Security Provider undertaking such obligations.

B.       MORTGAGEE'S RIGHT TO REMEDY

         If the Mortgagor, Debtor or Security Provider fails to duly perform any obligation owed to Mortgagee, then Mortgagee may do anything it considers appropriate to protect its interests. The costs of and liabilities incurred from any such action must be paid by the Mortgagor upon demand. Action by Mortgagee to protect its interests does not amount to waiver of a Event of Default.

IV.      PAYMENT OF SECURED MONEY

A.       TIME FOR PAYMENT

         All payments required under this mortgage must be made by the Mortgagor in full in immediately available funds prior to 4.00 p.m. on the relevant due date (or any earlier time specified) without any deduction. The Mortgagor irrevocably and unconditionally waives any right of set-off, combination or counterclaim in relation to such payments.

B.       PAYMENT FOLLOWING AN EVENT OF DEFAULT

         If an Event of Default occurs the Mortgagor must pay the Secured Money to Mortgagee immediately upon demand.

C.       PAYMENT WITHOUT DEDUCTION OR SET-OFF

         Secured Money must be paid in full without any deduction. The Mortgagor waives all rights of set-off, combination or counterclaim in relation to payment of Secured Money.

D.       CREDIT FOR PAYMENT

         The Mortgagor will be given credit for payment only upon its actual receipt by Mortgagee in immediately available funds in the currency in which it is due. Subject to any obligation to make payment by an earlier time, if payment is received by Mortgagee on a day which is not a business day or after 4.00pm (at the place payment is due to be made) on any business day, Mortgagee may refuse to credit receipt until the next business day in which case the Mortgagor must pay interest on that amount until the receipt is so credited.

E.       APPLICATION OF PAYMENTS

1. The Mortgagor irrevocably waives its right to determine the appropriation of any money paid to Mortgagee. All payments may be applied at the sole discretion of Mortgagee and any rule relating to the application of money does not apply.

2. Any money received by Mortgagee in excess of Secured Money will, unless an Event of Default has occurred or is continuing, be refunded to the Mortgagor.

F.       PLACE FOR PAYMENT OF MONEY

         Subject to any express written agreement to the contrary all Secured Money must be paid to Mortgagee at the place notified to the Mortgagor, or, in the absence of notice, at Mortgagee's address in this mortgage.

G.       SET-OFF AGAINST OTHER ACCOUNTS

         The Mortgagor irrevocably authorises Mortgagee at any time without notice (without notice to the Mortgagor and irrespective of any outstanding cheques) to deduct from, set-off against, or combine with any amount in any currency standing to the credit of any account of the Mortgagor with Mortgagee, any related corporation of Mortgagee or other financial institution anywhere in the world in or towards satisfaction of any sum at any time due and payable by the Mortgagor under this mortgage. Mortgagee has no obligation to effect any set-off under this clause. This right is in addition to any rights arising under general law.

H.       OVERPAYMENT

         Mortgagee is not required to pay or credit the Mortgagor with interest on overpayment of the Secured Money.

I.       PAYMENT IN WRONG CURRENCY

         If Mortgagee receives payment of the Secured Money in a currency other than that in which payment is due the Mortgagor will be given credit:

         a. by reference to the spot rate at which Mortgagee is able to directly or indirectly purchase the currency in which the payment is due;

         b. for the amount of the correct currency purchased after deducting the costs of conversion (which may include a commission charge by Mortgagee ); and

         c. on the date of settlement of the conversion into the currency in which the payment is due.


V.       INTEREST AND FEES

A.       PAYMENT OF INTEREST

1. Subject to clause 5.1.2 the Mortgagor must pay Mortgagee interest calculated daily at the Overdue Rate on any Secured Money which does not otherwise bear interest from the earlier of the date it became payable to or was outlaid by Mortgagee to the date of payment.

2. The Debtor must pay Mortgagee interest calculated daily at the Overdue Rate on the outstanding amounts of any Secured Money and other money (including interest) not paid when payable.

3. Subject to clause 5.1.4, interest on Secured Money must be paid in the manner and on the interest payment dates agreed from time to time (including by payment in advance). If no times are specified or agreed, interest on Secured Money must be paid upon demand by Mortgagee from time to time. Other interest must be paid as agreed from time to time or, if not, upon demand by Mortgagee from time to time.

4. If an Event of Default occurs, interest accruing on Secured Money and any other money owing is payable upon demand by Mortgagee.

B.       CALCULATION OF INTEREST AND FEES

         Interest under this mortgage and any fees calculated at a per year rate must be calculated on the basis of a 365 day year on the basis of actual days elapsed.

VI.      UNDERTAKINGS RELATING TO THE MORTGAGED PROPERTY

A.       PROVISION OF NOTICES RELATING TO THE MORTGAGED  PROPERTY

         The Mortgagor must without delay forward to Mortgagee copies of notices of meetings and other communications and documents sent by the Company to the Mortgagor.

B.       VOTING

1. The Mortgagor must exercise any right to vote arising in respect of the Mortgaged Property as directed by Mortgagee, following the occurrence of an Event of Default.

2. At any time following the occurrence of an Event of Default the Mortgagor must in the form acceptable to the Company give Mortgagee or its nominee a proxy in relation to any meeting or meetings with authority to vote in the proxy's discretion.

C.       DISTRIBUTIONS

1. In this clause distributions means any money received from the Company by the Mortgagor in respect of the Mortgaged Property whether by way of distribution, dividend, or return of capital.

2. Other than Management Fees, the Mortgagor agrees that it is not entitled to distributions in respect of Mortgaged Property during the period which is the second year of the term of the Lease. Any distributions received by the Mortgagor in that period must be held in trust for Mortgagee.

3. Notwithstanding clause 6.3.2 and so long as there is no breach of a Transaction Document, the Mortgagor will be entitled to keep, for its own use distributions which it receives from the Debtor and relate to the second year of the Lease. The right to receive such distributions is conditional on the Mortgagor lending to the Debtor on terms approved by the Mortgagee an amount equal to the amount of distributions received from the Debtor.

VII.     NEGATIVE COVENANTS

A.       PROHIBITION ON DEALING WITH THE MORTGAGED PROPERTY

1.       The Mortgagor must not without Mortgagee's consent:

         a. sell, lease, charge, encumber, surrender, grant any interest in or power over or otherwise in any manner deal or agree or attempt to deal with any Mortgaged Property or any interest in any Mortgaged Property; or

         b. permit any charge, lien, pledge, hypothecation, security, trust or power to arise or exist in respect of any Mortgaged Property.

2. The Mortgagor's statutory powers to deal with the Mortgaged Property are, to the fullest extent possible, excluded.

3.       The Mortgagor  will not be in default of its  obligations  under clause
         7.1.1 because a charge arises by legislation in favour of a governmental agency except where the Mortgagor has not paid when payable money owing to that governmental agency.

B.       PROHIBITION ON SET-OFF

         The  Mortgagor   must  prevent  any  set-off  except  to  Mortgagee  or
         combination of accounts in respect of any book debt.

C.       PROHIBITION ON ACTS PREJUDICIAL TO MORTGAGEE'S SECURITY

         The Mortgagor must not exercise any right arising in relation to the Mortgaged Property or directly or indirectly cause or influence any decision of the Company (whether by its directors or shareholders) or any person which has or may have an adverse affect on Mortgagee's security under this mortgage or its value.

D.       PROHIBITION ON CONVERSION OF MORTGAGED  PROPERTY

         The Mortgagor must not without the prior consent of Mortgagee:

         a. permit any Mortgaged Property to be converted to another class;

         b. waive, delay, or permit the Company to avoid or delay, any obligation or preferential right in respect of any Mortgaged Property; or

         c.       convert any note which is a Mortgaged Property.

E.       OTHER PROHIBITIONS NOT TO BE AFFECTED

         Nothing in this mortgage affects any other prohibition agreed by the Mortgagor with Mortgagee.

VIII.    PROVISIONS APPLYING TO A TRUSTEE MORTGAGOR

A.       APPLICATION OF CLAUSE 8

         Clause 8 applies where the Mortgagor is the owner or registered proprietor of Mortgaged Property as trustee of a Trust.

B.       REPRESENTATIONS AND WARRANTIES RELATING TO THE TRUST

         Where the Mortgagor is acting as trustee of the Trust, the Mortgagor warrants to Mortgagee that:

         a. the Trust is validly created and existing and no circumstancens exist pursuant to which it may be determined and no date for the vesting of any of the Trust fund has been appointed;

         b. the Mortgagor has provided Mortgagee with true copies of all the documents currently constituting the Trust Deed;

         c. the Mortgagor is validly appointed as the sole trustee of the Trust, is not in breach of its obligations as trustee and no circumstances exist pursuant to which it may be removed;

         d. this mortgage is duly executed and granted pursuant to and in proper exercise of the powers of the Mortgagor as trustee of the Trust and all formalities required by the Trust Deed in connection with this mortgage have been complied with;

         e. the use and performance of its obligations by the Mortgagor under this mortgage are for the proper purpose of and provides commercial benefit to the Trust;

         f. the Mortgagor is entitled to be fully indemnified out of the assets of the Trust in respect of its liability under this mortgage;

         g. the Mortgagor is the legal owner of all the assets of the Trust;

         h. there is no dispute between the Mortgagor and any other person in relation to the
                  Trust or the Trust assets;  and

         i. the Mortgagor is empowered by the Trust Deed to carry on its business as now conducted or contemplated and to own its property and assets in its capacity as trustee of the Trust and there is no restriction or condition upon such activity by it.


C.       SPECIFIC PROHIBITIONS RELATING TO THE TRUST

         The  Mortgagor  must  not  without   Mortgagee's   consent  not  to  be
         unreasonably withheld:

         a. cease to be the only trustee of the Trust or do anything which would cause or enable its removal;

         b. cause or permit the Trust to be determined or a vesting date to be appointed;

         c. do or permit anything which adversely affects the Mortgagor's right of indemnity against the Trust assets;

         d.       in any way vary the Trust Deed or permit it to be varied;

         e. resettle, set aside, distribute or dispose of any Trust assets; or

         f. delegate any powers of the Mortgagor as trustee of the Trust or exercise any power of appointment.

D.       GENERAL OBLIGATIONS RELATING TO THE TRUST

1. The Mortgagor must at the request of Mortgagee provide full financial details of the Trust.

2. The Mortgagor irrevocably and unconditionally grants Mortgagee direct access to the Trust fund to recover any money not paid when payable under this mortgage.

E.       TRUSTEE'S RIGHT OF INDEMNITY

         Without limiting any right of subrogation Mortgagee may have, the Mortgagor must at Mortgagee's request exercise the Mortgagor's right of indemnity against Trust assets to enable payment of the Secured Money to Mortgagee.

F.       NEW TRUSTEES

         The Mortgagor must procure that any person who becomes a trustee of the Trust (whether in replacement of or in addition to the Mortgagor) enters into a deed with Mortgagee whereby it agrees to perform the obligations of the Mortgagor under this mortgage.

G.       MORTGAGOR'S LIABILITY UNLIMITED

         The Mortgagor's liability under this mortgage is not in any way limited or otherwise affected by the Mortgagor being trustee of any trust or the extent of its ability to indemnify itself out of the assets of the Trust.

IX.      WARRANTIES AND INDEMNITIES

A.       WARRANTIES

         The Mortgagor warrants to Mortgagee that:



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                                       13

         a. this mortgage constitutes and will continue to constitute a valid and binding security enforceable in accordance with its terms;

         b. no Event of Default has occurred and no event occurred and no circumstance exists which with the giving of notice, lapse of time or fulfilment of any condition would constitute an Event of Default;

         c. the Mortgagor has obtained all necessary consents and complied with all internal procedures in relation to the execution and performance of this mortgage;

         d. no other person has any interest or rights in respect of the Mortgaged Property;

         e. the Mortgagor has disclosed to Mortgagee the full extent of the interests in and control of the Mortgagor;

         f. where the Mortgage secures money owing by a Debtor the Mortgagor (where it is a company) is receiving valuable commercial benefit for giving this mortgage;

B.       INDEMNITIES

         The Mortgagor irrevocably and unconditionally indemnifies Mortgagee against all actions, claims, demands, losses (including without limitation loss of margin), damages, liabilities, costs and expenses of any nature incurred at any time actually or contingently by Mortgagee as a direct or indirect consequence of:

         a0. a failure by the Mortgagor or the Debtor to pay any Secured Money when payable or comply with any other obligation owed to Mortgagee;

         b0.      the occurrence of an Event of Default

         c0. Mortgagee or an attorney lawfully appointed under this mortgage exercising or attempting to exercise any power or right under this mortgage, in any other agreement between the Mortgagor and Mortgagee or at general law;

         d0. Mortgagee entering into any agreement or transaction in connection with this mortgage;

         e0. Mortgagee seeking to recover any Secured Money from any other person liable to pay it;

         f0. an actual or assumed legal obligation of Mortgagee to pay any money or do any thing in connection with the Mortgaged Property;

         g0.      a warranty in this mortgage being incorrect in any respect;

         h0. judgment being given for any Secured Money in a currency other than that which that Secured Money is due;

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                                       14

         i0. the rate of interest applying to any judgment debt being less than that applying to the original obligation to pay Secured Money in respect of which judgment was obtained;

         j0. Mortgagee receiving payment of Secured Money earlier or later than the date it should be paid if no Event of Default had occurred;

         k0. a claim that a payment, obligation, settlement, transaction, conveyance or transfer in connection with Secured Money (or money which would be Secured Money if the claim was invalid) is void or voidable under any law relating to insolvency, bankruptcy or the protection of creditors or for any other reason being upheld conceded or compromised;

         l0. Mortgagee properly acting as the Mortgagor's attorney or providing any indemnity to any person so acting;

         m0. Mortgagee paying (whether or not under a legal obligation) any loss, cost or expense incurred by any officer, employee, agent or consultant of Mortgagee in connection with this mortgage;

         n0. any dispute between the Mortgagor or the Debtor and any other person;

         o0. any agreement relating to any Secured Money being or becoming void or unenforceable; and

         p0. any new law or any change in any law or in the interpretation of any law.

1. The Mortgagor's obligations to indemnify Mortgagee are absolute, irrevocable and unconditional and continue (irrespective of discharge of this mortgage) until an express release is given. The Mortgagor waives any right or claim which may have the effect of reducing or impairing the indemnities given by it.

X.       PROVISION OF INFORMATION AND ACCESS TO MORTGAGEE

A0.      NOTIFICATION OF MATTERS TO MORTGAGEE

1.       The Mortgagor must immediately notify Mortgagee of the following:

         a0. the occurrence of an Event of Default or an event or circumstance which would with the giving of notice, lapse of time or fulfilment of any condition be likely to become an Event of Default;

         b0.       the receipt by the Mortgagor of any demand pursuant to
                   section 459E of the Corporations Law; and

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                                       15

         c0. anything which gives or may give rise to a claim for compensation in relation to Mortgaged Property; and

         d0. the appointment of an administrator under Division 2 of Part 5.3A of the Corporations Law ("ADMINISTRATOR").

2. The Mortgagor must provide Mortgagee with such other information following notification under clause 10.1 as Mortgagee requires.

XI.      EVENTS OF DEFAULT AND MORTGAGEE'S POWERS

A0.      MORTGAGOR TO PREVENT EVENT OF DEFAULT

         The Mortgagor must prevent the occurrence of an Event of Default and acknowledges that it will be in default under this mortgage if an Event of Default occurs.

B0.      EVENT OF DEFAULT

         An Event of Default will occur if:

         a0. a Mortgagor, Debtor, Security Provider or Related Body Corporate fails to pay when payable any money owing at any time to Mortgagee or any company associated with Mortgagee at any time;

         b0. a Mortgagor, Debtor, Security Provider or Related Body Corporate fails to perform any non monetary obligation owing at any time to Mortgagee or any company associated with Mortgagee at any time and, to the extent that the failure is capable of remedy within 5 business days, it continues for 5 business days after written notice from Mortgagee requiring its remedy;

         c0. Mortgagee becomes entitled to demand immediate payment of money secured by a Security or to enforce that Security or would have become so entitled but for any legislation requiring notice or lapse of time;

         d0. a warranty, representation, answer to requisition or statutory declaration at any time made or given by or on behalf of a Mortgagor, Debtor, Security Provider or Related Body Corporate if material is found to be incorrect or misleading;

         e0. a Mortgagor, Debtor or Security Provider or Related Body Corporate becomes an externally-administered body corporate as defined in the Corporations Law or if an application is made, proceedings are initiated, a meeting (of shareholders, creditors or directors) is called, notice is given or an appointment is made or proposed which Mortgagee considers may lead to that;

         f. notice is given or published or action is taken with a view to cancelling the registration of a Mortgagor, Debtor, Security Provider or Related Body Corporate or appointing an inspector or other officer to investigate any of its affairs pursuant to any legislation;

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                                       16

         g0. a receiver, receiver and manager, liquidator or Controller is appointed in respect of the Mortgagor, the Debtor or a Security Provider;

         h0. where a Mortgagor, Debtor, Security Provider or Related Body Corporate is a partnership, that partnership is dissolved, an application is made for its dissolution or more than 20% of its members retire in any 6 month period:

         i0.      where the Mortgagor, Debtor, Security Provider or Related Body
                  Corporate  is  a  joint   venture,   that  joint   venture  is
                  terminated;

         j0. a judgment for more than $25,000.00 (increased by an amount of $25,000.00 every 3 years for a period of 15 years from the date of this deed) is entered in any court against a Mortgagor, Debtor or Security Provider or Related Body Corporate and not satisfied, appealed or set aside within 28 days;

         k0.      a  Mortgagor,   Debtor,  Security  Provider  or  Related  Body
                  Corporate stops payment of its debts or ceases or threatens to cease to carry on any of its businesses;

         l0. an event or circumstance occurs which entitles a person to cancel, terminate or demand repayment of any credit or financial accommodation extended to a Mortgagor, Debtor, Security Provider or Related Body Corporate or exercise any right under any security for such credit or financial accommodation;

         m0. where the Mortgagor, Debtor, Security Provider or Related Body Corporate is a corporation which is not listed on a recognised Australian stock exchange there is a change in the ownership (at the date of this mortgage) of more than 25% of the issued voting shares in the Mortgagor, Debtor, Security Provider or Related Body Corporate or there is a change in the control of the Mortgagor, Debtor, Security Provider or Related Body Corporate without Mortgagee's consent except where the change in ownership is as a result of transfer or sale to an Associated Entity;

         n0. in Mortgagee's reasonable opinion there is a change in the persons who control the Mortgagor, the Debtor, Security Provider or Related Body Corporate or in the activities of the Mortgagor, Debtor or Security Provider;

         o0. anything occurs in connection with an asset secured by a Security (including without limitation, any pollution or the issue of any notice requiring clean up) which, in Mortgagee's reasonable opinion, has a material adverse affect on the value or saleability of that asset;

         p0. a demand under section 459E of the Corporations Law is served on the Mortgagor, Debtor, Security Provider or Related Body Corporate and a copy is not provided immediately after service to Mortgagee;

         q0. without limiting the operation of any other Event of Default, any other event occurs or circumstance arises, financial or otherwise, which, in the reasonable opinion of

                  Mortgagee, is likely to materially and adversely affect the ability of the Mortgagor, Debtor, Security Provider or Related Body Corporate to meet its obligations to Mortgagee; or

         r. the Debtor or Mortgagor breaches any term of the Lease or any other Transaction Document to which it is a party and does not remedy or rectify such breach in accordance with the Lease or Transaction Document as the case may be.

C0.      NOTIFICATION OF EVENTS OF DEFAULT

         The Debtor must immediately notify Mortgagee of the occurrence of an Event of Default or the existence of any circumstance which may lead to the occurrence of an Event of Default.

D0.      NO DEFAULT CERTIFICATE

         Upon request, the Debtor must give Mortgagee a certificate signed by the Debtor (or where a company, by 2 directors) stating whether or not an Event of Default has occurred or is likely to occur.

E0.      REPORT BY QUALIFIED ACCOUNTANT

1. Following the occurrence of an Event of Default and whether or not Mortgagee has exercised any of its rights and powers on default, the Mortgagor at its cost must at the request of Mortgagee promptly provide Mortgagee with a report by a qualified accountant approved by Mortgagee on the financial condition of the Mortgagor, the value of any Mortgaged Property and any other related matter Mortgagee requires.

2. If the Mortgagor fails to obtain any such report then Mortgagee may commission such a report the reasonable cost of which must be borne by the Mortgagor. Mortgagee may pay the cost of obtaining any report, in which case such cost will be deemed Secured Money.

3. For the purposes of providing the report in clause 11.5.1 the Mortgagor will ensure Mortgagee or a qualified accountant approved by Mortgagee has full and free access to the books and records of the Mortgagor and the Mortgaged Property and any other related matter that Mortgagee may. acting on the advice of the accountant, require. The Mortgagor will ensure that the staff of the Mortgagor assist Mortgagee at all times.

XII.     MORTGAGEE'S POWERS FOLLOWING EVENT OF DEFAULT

A0.      EXERCISE OF POWERS GENERALLY
         Whether or not Mortgagee has demanded payment of the Secured Money Mortgagee may at any time following the occurrence of an Event of Default in the manner and at the times it considers appropriate (irrespective of any omission, neglect or delay):

         a0. terminate or reverse any transaction or arrangement entered into by Mortgagee at the express or implied request or with the express or implied consent of the Mortgagor;

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                                       18

         b0. enter into any transaction and make any payment to extinguish any actual or contingent liability incurred by Mortgagee at the express or implied request or with the express or implied consent of the Mortgagor;

         c0. open or close any account of the Mortgagor with Mortgagee and transfer any credit balance to any new or other account;

         d0. dishonour any cheque or cancel any encashment arrangement or other arrangement provided to the Mortgagor in connection with this mortgage; or

         e0. pay any other mortgagee or encumbrance of Mortgaged Property any amount required to discharge or purchase (with or without a transfer of its security) its debt.


         The Mortgagor indemnifies Mortgagee upon demand against any liability, cost or expense incurred pursuant to anything done under this clause.

B0.      MORTGAGEE'S GENERAL POWERS

         Whether or not Mortgagee has demanded payment of the Secured Money, Mortgagee may at any time following the occurrence of an Event of Default in the manner and at the times it considers appropriate (irrespective of any omission, neglect or delay):

         a0.      become the registered holder of the Mortgaged  Property;

         b0. receive dividends, profits and other payments or benefits in relation to the Mortgaged Property;

         c0. take any action it considers necessary or desirable for the preservation, maintenance or enhancement of the Mortgaged Property or the security constituted by this mortgage:

         d0. commence, conduct, defend, compromise, settle, discontinue or submit to arbitration any proceedings, claims, questions or disputes in connection with the Mortgaged Property or this mortgage;

         e0. prove any debt or liability owed to the Mortgagor in the bankruptcy, insolvency or winding up of any person and receive dividends and assent to any proposal for a composition or scheme of arrangement;

         f0. exercise the rights of the Mortgagor in connection with the Mortgaged Property;

         g0. perform obligations of the Mortgagor in connection with the Mortgaged Property under this mortgage or otherwise;

         h0. renew, terminate, repudiate, rescind, vary, accept surrenders of and exercise rights under any contract or arrangement entered into by the Mortgagor, any predecessor in title or Mortgagee (pursuant to the powers in this mortgage or at general law) in connection with the Mortgaged Property;

         i0.      deal in any way with the Mortgaged Property;

         j0. sell, surrender, dispose of, realise or convert into money the Mortgaged Property on any terms and in any manner;

         k0. grant upon any terms and in any manner an option to purchase or acquire an interest in the Mortgaged Property;

         l0. grant upon any terms and in any manner interests in or rights over the Mortgaged Property;

         m0. in the name and on behalf of the Mortgagor or otherwise, borrow or obtain any form of financial accommodation upon any terms in connection with the exercise of any power under this mortgage or at general law;

         n0. secure upon any terms and in any manner any money borrowed or liability incurred by charge or mortgage over the Mortgaged Property whether ranking in priority to, equally with or after this mortgage;

         o0.      draw, accept, make and endorse any negotiable instrument;

         p0. take up any rights issue or offer arising in connection with the Mortgaged Property;


         q0. delegate in any manner any of its powers and rights under this mortgage or at general law;

         r0. upon any terms and in any manner employ and terminate the employment of persons and engage and terminate the engagement of agents, contractors, consultants, advisers, auctioneers and other persons in connection with its powers under this mortgage or at general law;

         s0. expend money, assume obligations and incur liabilities in connection with any power under this mortgage or at general law; and

         t0. do anything else in Australia and elsewhere Mortgagee considers necessary, desirable or convenient to be done in connection with the recovery of Secured Money and anything incidental or conducive to the exercise of any other power under this mortgage or general law.

C0       EXERCISE OF POWERS BY AGENT

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                                       20

         Mortgagee may exercise its powers under this mortgage or general law by itself or through any agent. The fees charged by any agent must be paid by the Mortgagor.

XIII.    PROVISIONS RELATING TO MORTGAGEE'S POWERS

A0.      POWERS ARE IN ADDITION TO STATUTORY POWERS

         The powers of Mortgagee under this mortgage are to be construed separately and are independent of and in addition to any other legal, equitable or statutory powers.

B0.      WAIVER OF STATUTORY NOTICES

         To the extent permitted by any legislation the Mortgagor agrees to dispense with any notice of or lapse of time before Mortgagee may exercise any option, power or right following the occurrence of any Event of Default.

C0.      PROTECTION OF PURCHASERS

         The Mortgagor agrees that any person dealing with Mortgagee need not be concerned whether any power of Mortgagee has arisen or with the propriety of any transaction undertaken by Mortgagee.

D0.      SPECIFIC AUTHORITY TO EXERCISE POWERS

         The Mortgagor irrevocably and unconditionally authorises Mortgagee to exercise its powers under this mortgage or any legislation notwithstanding that the Event of Default giving rise to exercise of such powers may subsequently be deemed never to have occurred. In such circumstances the Mortgagor:

         a0. does not have any claim against Mortgagee for trespass or for any loss suffered by the Mortgagor other than because of fraud or gross negligence on the part of Mortgagee; and

         b0. indemnifies Mortgagee against any claim or loss arising other than because of fraud or gross negligence.

E0.      PROTECTION OF MORTGAGEE

         The Mortgagor agrees that Mortgagee are not liable for any loss which may arise because of any omission or delay in the exercise of any of their respective powers under this mortgage or any legislation.

F0.      MONEY OUTLAID IS SECURED

         The Mortgagor must upon demand pay any money outlaid by Mortgagee in exercising powers under this mortgage or at general law.

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                                       21

G0.      ENTITLEMENT TO CHARGE  COMMISSIONS

         Mortgagee may, in addition to any fee or other charge, charge a commission in connection with the management of and collection of income from Mortgaged Property to the extent that those tasks have not been delegated to an agent.

H0.      MORTGAGEE  MAY GIVE UP POSSESSION OF MORTGAGED PROPERTY

         Mortgagee may at any time give up possession of the whole or any part of the Mortgaged Property.

XIV.     POWER OF ATTORNEY

A0.      MORTGAGEE  AS MORTGAGOR'S ATTORNEY

         For valuable consideration and following the occurrence of an Event of Default the Mortgagor irrevocably appoints Mortgagee and its employees at any time severally as its attorneys with power in the name of the Mortgagor or the attorney to:

         a0. do anything the Mortgagor should have done pursuant to this mortgage or any Security;

         b0. do anything the attorney considers necessary or desirable to facilitate the exercise of any of Mortgagee's rights under this mortgage or any Security, the payment to Mortgagee of money owing under this mortgage or any Security or the protection of Mortgagee's interests under this mortgage or any Security;

         c0. prepare, draw, complete, endorse, accept, deliver, present, negotiate or otherwise deal with any bill of exchange in relation to this mortgage;

         d0. delegate its powers to any person for any period and revoke such delegation;

         e0. perform any obligation owed by the Mortgagor at any time to Mortgagee;

         f0. complete any blanks and correct any manifest errors in this mortgage or any ancillary document or agree or give effect to any such completion or correction and do all things necessary to procure the registration of this mortgage as a valid security with the priority intended by Mortgagee; or

         g0. do anything in connection with the Mortgaged Property which the Mortgagor could do including without limitation signing any form or agreement to increase or vary priority arrangements under the Corporations Law.

         An attorney may act notwithstanding any conflict or interest in the outcome.

B0.      CONFLICTS OF DUTY

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                                       22

         An attorney appointed under clause 14.1 may act notwithstanding any conflict of duty or a direct or personal interest in the means or result.

C0.      ATTORNEY'S INDEMNITY AND COSTS

1. The Mortgagor indemnifies any attorney against any liability or loss arising from the proper exercise of any powers under this mortgage.

2. Mortgagee may indemnify any attorney in connection with the proper exercise of its powers and the Mortgagor must reimburse any money paid pursuant to any such indemnity.

XV.      PRESERVATION OF MORTGAGEE'S RIGHTS

A0.      GENERAL PRESERVATION OF RIGHTS

         This mortgage is a continuing security for the Secured Money. The liabilities of the Mortgagor under this mortgage and the rights of Mortgagee or an attorney of the Mortgagor appointed under this mortgage are not affected by:

         a0. Mortgagee granting any time or indulgence to the Mortgagor or another person;

         b0. Mortgagee compounding or compromising with or wholly or partially releasing any Debtor, Guarantor or other person;

         c0. laches, acquiescence, delay, acts, omissions or mistakes by Mortgagee or another person;

         d0. Mortgagee taking, varying, wholly or partially discharging or otherwise dealing with or losing or impairing any other security for Secured Money;

         e0. any security for or obligation to pay Secured Money being or becoming void, voidable or unenforceable;

         f0. any person who was intended to assume any actual or contingent liability to pay Secured Money not doing so or not doing so effectively or being discharged;

         g0. any other transaction or arrangement between Mortgagee or any other person; or

         h0. anything else which might otherwise have such affect at law or in equity.

B0.      NO MERGER

1. Mortgagee's right to payment of Secured Money arising under any other instrument does not merge with the Mortgagor's undertaking to pay Secured Money under this mortgage.

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                                       23


2. This mortgage does not merge with or affect any other security or any judgment or order held at any time by Mortgagee.

C0.      NO SUSPENSION OF PAYMENT OBLIGATION

         Mortgagee may demand payment of Secured Money and exercise its other rights and powers under this mortgage even if a negotiable instrument, security, contract or other obligation relating to Secured Money is still current or has not matured or fallen due.

D0.      PARTNERSHIP MORTGAGOR

1. Where Secured Money includes any partnership indebtedness this agreement continues to be binding notwithstanding any changes in the partnership (including changes which result in the partnership business being carried on by one person) and Secured Money includes the indebtedness of the partnership following any such change. The continuing partners of any such partnership will ensure that any incoming partner is bound by all obligations to pay Secured Money and that the incoming partner will sign all documents required by Mortgagee evidencing the incoming partners obligations to Mortgagee for Secured Money.

2. Mortgagee is under no obligation to release any Mortgagor who has ceased to be a member of the partnership comprising the Mortgagor.

E0.      MORTGAGOR NOT TO PROVE IN COMPETITION OR CLAIM SUBROGATION

         The Mortgagor must not without Mortgagee's prior written consent:

         a0. other than by its attorney appointed under this mortgage prove in the bankruptcy or insolvency of a Debtor, Security Provider or another Mortgagor or claim or receive the benefit of any dividend, distribution or other payment pursuant to that bankruptcy or insolvency; or

         b0. directly or indirectly claim the benefit of any right, power, remedy or security held by Mortgagee or of any distribution, dividend or payment arising out of or relating to the liquidation of the Debtor or any other person, until the Secured Money has been paid in full to Mortgagee.

F0.      NO ORDER IN EXERCISE OF SECURITIES

         Mortgagee may exercise its security under this mortgage and any other security for Secured Money in any order it wishes. The Mortgagor waives any right of marshalling in relation to this mortgage or any other security for Secured Money. Mortgagee is not under any obligation to appropriate in favour of the Mortgagor or to exercise, apply or recover any security for Secured Money or any fund or asset that Mortgagee may be entitled to receive or have a claim upon.

G0.      RE-INSTATEMENT OF MORTGAGEE'S RIGHTS

         If any claim that a payment, obligation, settlement, transaction, conveyance or transfer in connection with Secured Money (or money which would be Secured Money if the claim was invalid) is void or voidable under any law relating to insolvency, bankruptcy or the protection of creditors is upheld, conceded or compromised:

         a0. Mortgagee is entitled immediately as against the Mortgagor to the rights in respect of the Secured Money to which it would have been entitled if all or part of that payment, obligation, settlement, transaction, conveyance or transfer had not taken place; and

         b0. the Mortgagor agrees to immediately do any act or sign any document at Mortgagee's request to restore Mortgagee to any security or guarantee held by it from the Mortgagor immediately before that payment, obligation, settlement, transaction, conveyance or transfer.

XVI.     FURTHER ASSURANCES

A0.      PERFECTION OF SECURITY

         The Mortgagor must immediately upon request by Mortgagee do acts, obtain consents, pay fees and execute deeds and other documents deemed necessary or desirable by Mortgagee:

         a0.      to perfect any mortgage or charge pursuant to this mortgage;

         b0. to effect any mortgage or charge agreed to be given pursuant to this mortgage;

         c0.      to enable the exercise of Mortgagee's rights and powers;

         d0. to effect the security and priority intended by this mortgage and Mortgagee;

         e0.      to  more   effectively   secure  the  Mortgaged   Property  to
                  Mortgagee; and

         f0. to give Mortgagee a legal mortgage over any property mortgaged or charge d under this mortgage.

B0.      MORTGAGOR'S SECURITY FROM DEBTOR

         The Mortgagor agrees to hold any indemnity (together with any security for that indemnity) from any Debtor in respect of its liability under this mortgage in trust for Mortgagee.

XVII.    MORTGAGEE'S RIGHT TO ASSIGN

A0.      ASSIGNMENT

         Mortgagee may at any time assign or deal in any way with its interest in Secured Money or its rights under this mortgage. Provided the Mortgagor's aggregate liability is not thereby increased it must, at the request and cost of Mortgagee, sign any deed or other document reasonably required by Mortgagee pursuant to any such assignment or dealing.

B0.      DISCLOSURE OF INFORMATION

         Mortgagee may without notice to the Mortgagor disclose information relating to the Mortgagor, Security Provider, Associated Entity, Debtor, a Guarantor, the Mortgaged Property or Secured Money to any registry, body or other authority or to any person in connection with a genuine proposal to assign any interest in Secured Money or this mortgage.

XVIII.   COSTS

A0.      MORTGAGOR TO PAY ALL COSTS

         The Mortgagor must pay to Mortgagee or as it may direct all costs and expenses (including legal costs on a full indemnity basis incurred by Mortgagee, any receiver or agent appointed by Mortgagee under a Security and any officer of Mortgagee acting as attorney under this mortgage or Security in connection with:

         a0. the preparation, negotiation, stamping, registration variation, discharge or release of this mortgage and any agreement varying or relating to this mortgage and any associated investigation, enquiries and searches;

         b0.      the recovery of the Secured Money;

         c0. the assessment at any time after an Event of Default of the Securities and Mortgagee's rights and duties;

         d0. the exercise or attempted exercise of any power conferred on Mortgagee (or any agent or attorney) pursuant to this mortgage or by law or on any attorney pursuant to clause 14;

         e0. any obligation Mortgagee has at any time to the Mortgagor pursuant to any legislation, this mortgage or any transaction contemplated by this mortgage;

         f0.      any  application  for  Mortgagee's   consent  or  approval  in
                  connection with this mortgage and the issue or refusal of consent or approval; and

         g0. the assessment of the Mortgagor's position following the occurrence of an Event of Default.

B0.      MORTGAGOR TO PAY STAMP DUTY AND OTHER DUTIES

         The Mortgagor must pay all stamp, transaction, registration and similar duties, imposts, taxes (including without limitation, financial institutions duty and debts tax) and levies arising directly or indirectly in relation to this mortgage, any variation or any transaction contemplated or evidenced by this mortgage. The Mortgagor must immediately reimburse Mortgagee any such duties, imposts, taxes and levies paid by Mortgagee.

C0.      PAYMENT OF MORTGAGEE'S ADMINISTRATION FEE

         The Mortgagor agrees to pay Mortgagee upon demand a fee for the time spent by employees of Mortgagee in:

         a0. considering any application by the Debtor, Mortgagor or Security Provider for any approval or consent required under this mortgage;

         b0. preparation of this mortgage or any other document between the Mortgagor, Debtor or Security Provider and Mortgagee;

         c0. exercising its rights and powers and taking any action to recover the Secured Money following the occurrence of an Event of Default.

         The fee will be calculated by reference to the hourly rates recommended by the Insolvency Practitioners Association of Australia from time to time and Mortgagee's determination of the equivalent seniority levels of its employees.

XIX.     GENERAL

A0.      SIGNING OF NOTICES BY MORTGAGEE

         Any statement, demand, certificate or notice to the Mortgagor will be effectively signed on behalf of Mortgagee if it is executed or signed by Mortgagee, any director or secretary or employee of Mortgagee, or any solicitor engaged by Mortgagee in connection with this mortgage.

B0.      SERVICE OF DEMAND NOTICE

         In addition to effecting service pursuant to any statute any statement, demand or notice to any party may be validly served (notwithstanding that the demand or notice is returned to Mortgagee for any reason) for the purposes of this mortgage by being delivered or sent by certified post to the address of the Mortgagor set out in item 1 or sent by telex or facsimile to the telex or facsimile number of a machine situated at the residence or place of business of any Mortgagor. Service will be deemed to be valid service if made to the address, telex number or facsimile number in item 1 unless the Mortgagor has notified Mortgagee in writing of the change of the Mortgagor's address, telex and facsimile number and Mortgagee has confirmed the change in writing. Service pursuant to this clause is taken to be effected:

         a0.      where delivered - upon actual delivery;

         b0.      where posted - 2 days after dispatch by Mortgagee;

         c0. where sent by telex - upon receipt by the sender of the answerback code of the addressee after transmission of the telex; and

         d0. where sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient, except where actual delivery is made or the telex or facsimile is sent after 5.00pm or on a day which is not a business day when service is taken to be effected at 9.00am on the next following business day.

C0.      MORTGAGOR'S STATEMENT OF MONEY OWING CONCLUSIVE EVIDENCE

         Except in the case of manifest error, a written statement, certificate or determination by Mortgagee setting out the amount of money owing or any determination of an amount to be paid under this Mortgage or any component part, shall be conclusive evidence of the amount owing or the determination and will be binding on the Mortgagor.

D0.      REGISTRATION AND REQUISITIONS

1. The Mortgagor must upon demand by Mortgagee procure registration of this mortgage and any mortgage or encumbrance given pursuant to this mortgage with the priority intended by Mortgagee. The Mortgagor must to the satisfaction of Mortgagee promptly comply with any requisition raised by any authority in connection with this mortgage its stamping and registration.

2. Where the priority of this mortgage or any mortgage or encumbrance given pursuant to this mortgage is changed or varied the Mortgagor must upon demand by Mortgagee complete any documentation required by Mortgagee to ensure registration of this mortgage or any mortgage or encumbrance given pursuant to this mortgage with the priority intended by Mortgagee.

E0.      NO MORATORIUM

         The provisions of any legislation postponing payment of money, reducing or fixing rates of interest or purporting to curtail or restrict any rights of Mortgagee are to the extent that it is lawful expressly excluded from application to this mortgage.

F0.      TIME OF THE ESSENCE FOR MORTGAGOR'S OBLIGATIONS

         The Mortgagor agrees that time is of the essence in relation to the performance of its obligations expressed in or implied by this mortgage.

G0.      MORTGAGEE ' CONSENTS

1. Where Mortgagee's consent or approval is required pursuant to this mortgage:

         a0. unless otherwise expressed it may in Mortgagee's discretion (and whether or not acting reasonably) be withheld or given subject to terms or conditions; and

         b0. it is not valid unless expressly given in writing by Mortgagee.

2. Any consent given under this mortgage is not deemed to be consent in the context of any other agreement. Nothing in this mortgage can require Mortgagee to give its consent in the context of any other agreement.

3.       The Mortgagor must comply with the terms and conditions of any consent.

4. Mortgagee may engage consultants and advisers to advise it in relation to any application for its approval or consent under this mortgage. The costs of those consultants and advisers must be reimbursed by the Mortgagor upon demand.

5. The Mortgagor agrees that Mortgagee (and Mortgagee's employees and consultants) owes no duty of care to the Mortgagor in issuing any consent or approval and that in determining whether to proceed with the thing consented to or approved the Mortgagor must rely entirely on its own judgment and the advice of its own employees and consultants.

H0.      SURVIVAL OF PERSONAL COVENANTS AND AGREEMENTS

         Any personal covenant or agreement by the Mortgagor to pay Secured Money or any indemnity by the Mortgagor in favour of Mortgagee in this mortgage remains in full force despite any release or discharge of the whole or any part of the Mortgaged Property.

I0.      SEVERABILITY OF PROVISIONS

         Every provision of this mortgage is independent of the others. Any provision which is prohibited or unenforceable in any jurisdiction is to the extent of the prohibition or unenforceability deemed removed without invalidating the remaining provisions.

J0.      APPLICABLE LAW

         Unless otherwise specified, this mortgage is governed by the law of the state or territory nominated in item 3. The parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the court system of that place.

K0.      MAXIMUM PROSPECTIVE LIABILITY

1. For the purposes of the priority rules in section 282 of the Corporations Law this mortgage secures a prospective liability up to the maximum amount specified in item 4 in addition to any present liability.

2. For so long as there is no other charge over any Mortgaged Property registered subsequently to this mortgage, this mortgage also secures an additional prospective liability of an unlimited amount.

3. Where there is another charge over any Mortgaged Property registered subsequently to this mortgage, to the extent that the priority accorded to this mortgage pursuant to section 282 of the Corporations Law and clause 19.11.1 not adversely affected this mortgage also secures an additional prospective liability of an unlimited amount.

L0.      CONFLICT WITH TRANSACTION DOCUMENTS

         In the event of any conflict or inconsistency between the terms of the Lease and this deed then the terms of the Lease will prevail over the relevant provision of this deed.


                          SCHEDULE TO MORTGAGE OF UNITS
                              (REFERENCE SCHEDULE)


ITEM 1:           MORTGAGOR

Name:             Moran Health Care Group Pty Limited

ACN:              008 585 242

Address:                   13-15 Bridge Street, Sydney Australia

Facsimile no:     9247 9666
ITEM 2:           MORTGAGEE'S ADDRESS

Address:                   c/- Phillips Fox, 255 Elizabeth Street, Sydney, New
                  South Wales  (Attn WGC/RWT)

Facsimile no:     9283 4144

and to

                  Omega (UK) Ltd

Address:                   145 Cannon Street, London EC4N 5BT

Fax No:                    0011 44 171 929 3555
                  Attn: J Storey

and to

                  Omega Worldwide Inc,

Address:                   905 W Eisenhower Circle
                  Ann Arbor MI 48103

Fax No:                    0011 1 313 996 0020
                  Attn: Essel Bailey

ITEM 3:           JURISDICTION

                  New South Wales

ITEM 4:           MAXIMUM PROSPECTIVE LIABILITY

                  $10,000,000.00


EXECUTED AS A DEED


The common seal of MORAN HEALTH CARE GROUP
PTY LIMITED is affixed in  accordance
with its articles of association:

 . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Signature of authorised person             Signature of authorised person

 . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Office held                                Office held

 . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Name of authorised person (print)          Name of authorised person (print)

                                   ANNEXURE A
                             (irrevocable direction)

                              IRREVOCABLE DIRECTION


TO: THE PERSON(S) WHOSE NAME, ACN AND ADDRESS APPEARS IN ITEM 1 OF THE SCHEDULE ("COMPANY")

FROM: THE PERSON(S) WHOSE NAME, ACN AND ADDRESS APPEARS IN ITEM 2 OF THE SCHEDULE ("UNITHOLDER")

1 The Unitholder notifies you that it has mortgaged the units, options and other rights described in item 3 of the schedule and any other units, options and other rights now or in the future held by it in the Company to Premier Care Australia Pty Limited as trustee of the ALUT Trust.

2 The Unitholder directs the Company to forward any of the following to Mortgagee at its address set out above.

              (a) any certificates or other documents of or evidencing title in any of the units, options and other rights or otherwise in the Company now or in the future registered in the name of the Unitholder; and

              (b) following an Event of Default all dividend and other payment cheques arising in respect of those units, options and other rights.

3 This direction is irrevocable until Mortgagee gives the Company written notice that it is no longer to apply.

4 This notice and direction is given to you pursuant to a requirement in the mortgage given by the Shareholder to Mortgagee and Mortgagee is relying upon the Company's compliance with this direction.

                                                     SCHEDULE

ITEM 1:       COMPANY

              Name:            Moran Health Care (Australia) Pty Limited in its
                               own capacity and as trustee of the Moran Health
                               Care Australia Trust
              ACN:             082 466 457

              Address:         13-15 Bridge Street, Sydney, New South Wales

ITEM 2:       UNITHOLDER

              Name:            Moran Health Care Group Pty Limited
              ACN:             008 585 242

              Address:         13-15 Bridge Street, Sydney,  New South Wales

ITEM 3:       DESCRIPTION OF UNITS

              100 Units


Dated:                                                    1998

The common seal of MORAN HEALTH CARE GROUP PTY LIMITED is affixed in accordance with its articles of association:


 . . . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Signature of authorised person                 Signature of authorised person


 . . . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Office held                                    Office held


 . . . . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . .
Name of authorised person (print)              Name of authorised person (print)

                                    CONTENTS



1.         DEFINITIONS AND INTERPRETATION                                    1
1.1        Definitions                                                       1
1.2        Interpretation                                                    3
1.3        Joint and several                                                 4
1.4        Successors and assigns                                            4
1.5        Headings and table of contents                                    4
1.6        References to and calculations of time                            4
1.7        Corporate relationships                                           5
1.8        Defined terms from Lease                                          5

2.         MORTGAGE                                                          5
2.1        Absolute assignment                                               5
2.2        Title documents                                                   5
2.3         Transfer forms                                                   6
2.4        Redemption                                                        6

3.         PERFORMANCE OF MORTGAGOR' S OBLIGATIONS GENERALLY                 6
3.1        Performance of all obligations                                    6
3.2        Mortgagee's right to remedy                                       6

4.         PAYMENT OF SECURED MONEY                                          7
4.1        Time for payment                                                  7
4.2        Payment following an Event of Default                             7
4.3        Payment without deduction or set-off                              7
4.4        Credit for payment                                                7
4.5        Application of payments                                           7
4.6        Place for payment of money                                        7
4.7        Set-off against other accounts                                    8
4.8        Overpayment                                                       8
4.9        Payment in wrong currency                                         8

5.         INTEREST AND FEES                                                 8
5.1        Payment of interest                                               8
5.2        Calculation of interest and fees                                  9

6.         UNDERTAKINGS RELATING TO THE MORTGAGED  PROPERTY                  9
6.1        Provision of notices relating to the Mortgaged  Property          9
6.2        Voting                                                            9
6.3        Distributions                                                     9

7.         NEGATIVE COVENANTS                                               10
7.1        Prohibition on dealing with the Mortgaged Property               10

                                    CONTENTS

7.2        Prohibition on set-off                                           10
7.3        Prohibition on acts prejudicial to Mortgagee's security          10
7.4        Prohibition on conversion of Mortgaged  Property                 10
7.5        Other prohibitions not to be affected                            11

8.         PROVISIONS APPLYING TO A TRUSTEE MORTGAGOR                       11
8.1        Application of clause 8                                          11
8.2        Representations and warranties relating to the Trust             11
8.3        Specific prohibitions relating to the Trust                      12
8.4        General obligations relating to the Trust                        12
8.5        Trustee's right of indemnity                                     12
8.6        New trustees                                                     12
8.7        Mortgagor's liability unlimited                                  12

9.         WARRANTIES AND INDEMNITIES                                       13
9.1        Warranties                                                       13
9.2        Indemnities                                                      13

10.        PROVISION OF INFORMATION AND ACCESS TO MORTGAGEE                 15
10.1       Notification of matters to Mortgagee                             15

11.        EVENTS OF DEFAULT AND MORTGAGEE'S POWERS                         15
11.1       Mortgagor to prevent Event of Default                            15
11.2       Event of Default                                                 15
11.3       Notification of Events of Default                                17
11.4       No default certificate                                           17
11.5       Report by qualified accountant                                   17

12.        MORTGAGEE'S POWERS FOLLOWING EVENT OF DEFAULT                    18
12.1       Exercise of powers generally                                     18
12.2       Mortgagee's general powers                                       19
12.3       Exercise of powers by agent                                      20

13.        PROVISIONS RELATING TO MORTGAGEE'S  POWERS                       20
13.1       Powers are in addition to statutory powers                       20
13.2       Waiver of statutory notices                                      20
13.3       Protection of purchasers                                         21
13.4       Specific authority to exercise powers                            21
13.5       Protection of Mortgagee                                          21
13.6       Money outlaid is secured                                         21
13.7       Entitlement to charge  commissions                               21
13.8       Mortgagee  may give up possession of Mortgaged Property          21

14.        POWER OF ATTORNEY                                                22
14.1       Mortgagee  as Mortgagor's attorney                               22
14.2       Conflicts of duty                                                22
14.3       Attorney's indemnity and costs                                   22

                                    CONTENTS


15.        PRESERVATION OF MORTGAGEE'S RIGHTS                               23
15.1       General preservation of rights                                   23
15.2       No merger                                                        23
15.3       No suspension of payment obligation                              24
15.4       Partnership Mortgagor                                            24
15.5       Mortgagor not to prove in competition or claim subrogation       24
15.6       No order in exercise of securities                               24
15.7       Re-instatement of Mortgagee's rights                             25

16.        FURTHER ASSURANCES                                               25
16.1       Perfection of Security                                           25
16.2       Mortgagor's security from Debtor                                 25

17.        MORTGAGEE'S RIGHT TO ASSIGN                                      26
17.1       Assignment                                                       26
17.2       Disclosure of information                                        26

18.        COSTS                                                            26
18.1       Mortgagor to pay all costs                                       26
18.2       Mortgagor to pay stamp duty and other duties                     27
18.3       Payment of Mortgagee's administration fee                        27

19.        GENERAL                                                          27
19.1       Signing of notices by Mortgagee                                  27
19.2       Service of demand notice                                         27
19.3       Mortgagor's statement of money owing conclusive evidence         28
19.4       Registration and requisitions                                    28
19.5       No moratorium                                                    28
19.6       Time of the essence for Mortgagor's obligations                  29
19.7       Mortgagee ' consents                                             29
19.8       Survival of personal covenants and agreements                    29
19.9       Severability of provisions                                       29
19.10      Applicable law                                                   30
19.11      Maximum prospective liability                                    30
19.12      Conflict with Transaction Documents                              30

SCHEDULE TO MORTGAGE OF UNITS                                               30

IRREVOCABLE DIRECTION                                                       33

                             BILL FACILITY AGREEMENT







                                DATE:


                       PREMIER CARE AUSTRALIA PTY LIMITED

                                    Borrower


                           ABN AMRO AUSTRALIA LIMITED

                                   Financier



                          (c) Copyright Clayton Utz

BILL FACILITY AGREEMENT made at               on                           1998

BETWEEN PREMIER CARE AUSTRALIA PTY LIMITED, ACN 069 875 476 both in its personal capacity and in its capacity as trustee of the ALUT Trust ("BORROWER")

AND                 ABN AMRO AUSTRALIA LIMITED, ACN 000 862 797 ("FINANCIER")


OPERATIVE PROVISIONS:

1.           DEFINITIONS AND INTERPRETATION

             1.1         Definitions

             In this Agreement:

             "AGENT" means ABN AMRO Australia Limited in its capacity as agent under an Amended and Restated Syndicated Facilities Agreement dated 15 December 1995 (as amended on 14 March 1997 and as amended and restated on 6 November 1997 and as further amended and restated on or about the date of this Agreement) between Moran Health Care Group Pty Limited, the persons specified therein as "Obligors", the persons specified as "Financiers" and ABN AMRO Australia Limited.

             "ALUT TRUST" means the trust constituted by the Trust Deed.

             "BANKING DAY" means a day (other than a Saturday or Sunday) on which trading banks are open for business generally in Sydney.

             "BILLS" means two bills of exchange within the meaning given to the expression "BILL OF EXCHANGE" in the Bills of Exchange Act (but not a cheque or payment order):

                         (1) one of which (the "$35 MILLION BILL") has a face value of $35,000,000, and the other of which (the "$15 MILLION BILL") has a face value of $15,000; and

                         (2) each of which matures on the Banking Day immediately preceding the first anniversary of the date of issue of the bill;

                         (3)         which are completed so that:

                                     (1)   the Borrower is named as drawer on
                                           each bill;

                         (ii)        the Financier is named as acceptor; and

                         (iii) Premier Care Australia (Holdings) Pty Limited is named as payee on the $35 Million Bill, and FAI General Insurance Company Limited is named as payee on the $15 Million Bill.

             "BILLS OF EXCHANGE ACT" means the Bills of Exchange Act 1909 (Commonwealth).

                                                                              1.

             "BORROWING" means any liability in respect of money borrowed or raised (including rentals under finance leases) and interest thereon; any liability under any bill of exchange, debenture, note or security, or under any acceptance credit facility; any liability in respect of the acquisition cost of assets or services to the extent payable after the time of acquisition or possession thereof; and any guarantee or other assurance against financial loss in respect of any such money borrowed or raised, interest or liabilities.

             "BUSINESS" means the business conducted by the Borrower as at the date of this Agreement and from time to time thereafter.

             "CHARGE" has the same meaning as in the Debenture Stock Trust Deed.

             "CONDITIONS PRECEDENT" means the conditions precedent referred to in clauses 4.1 and 4.2.

             "CONTROL" means:

             (a) in respect of the Borrower - the possession directly or indirectly of the power, whether or not having statutory, legal or equitable force, and whether or not based on statutory, legal or equitable rights or otherwise, directly or indirectly to control the membership of the board of directors of the Borrower or to otherwise directly or indirectly direct or cause the direction of the management, policies or activities of the Borrower whether by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in shares or stock of the Borrower or otherwise; and

             (b) in respect of the ALUT Trust - the possession directly or indirectly of the power, whether or not having statutory, legal or equitable force, and whether or not based on statutory, legal or equitable rights or otherwise, directly or indirectly to control the ALUT Trust or to otherwise directly or indirectly direct or cause the direction of the management, policies or activities of the ALUT Trust whether by means of trusts, agreements, arrangements, understandings, practices, the ownership of any interest in the ALUT Trust or otherwise.

             "CONTROLLER" has the meaning given in section 9 of the Corporations Law.

             "DEBENTURE STOCK TRUST DEED" means the deed so entitled dated on or about the date of this Agreement between the Borrower and the Security Trustee.

             "DEPOSIT" means a deposit of $15,000,000 (to be lodged as to $5,000,000 by the Borrower and as to $10,000,000 by Omega Worldwide Inc.) with ABN AMRO BANK N.V., Australian Branch, and which will attract interest at the rate offered by ABN AMRO BANK N.V. to persons holding 12 month deposits with ABN AMRO BANK N.V. with interest to be paid quarterly in arrears to the Borrower.

             "DOLLAR" or "$" means the lawful currency for the time being of the Commonwealth of Australia.

                                                                              2.

             "DRAWDOWN" means the acceptance of the Bills by the Financier under the Facility.

             "DRAWDOWN DATE" means the date on which a Drawdown is made or, where the context requires, is proposed to be made.

             "DRAWDOWN NOTICE" means a notice given under clause 3.1(a).




                                                                              3.

             "ENCUMBRANCE" means any mortgage, charge, pledge, lien, encumbrance, assignment hypothecation, security interest, title retention, preferential right, trust arrangement, contractual right of set-off or any other security agreement or arrangement in favour of any person.

             "EVENT OF DEFAULT" means any of the events referred to in clause
             13.1 or 13.4.

             "FAI DOCUMENTS" means:

             (a)         the Procurement Agreement; and

             (b)         the Redemption and Subscription Agreement.

             "FACILITY" means the bill acceptance facility provided to the Borrower by the Financier in accordance with this Agreement.

             "FACILITY LIMIT" means $50,000,000 or any other amount as may be agreed in writing between the Financier and the Borrower to the extent that the Facility is not cancelled or permanently reduced under this Agreement.

             "FOREIGN CURRENCY" means the currency for the time being of any country other than the Commonwealth of Australia.

             "GUARANTEE AND INDEMNITY" means the Deed of Guarantee and Indemnity dated on or about the date of this Agreement between Omega Worldwide Inc. and the Security Trustee.

             "HEDGING TRANSACTION" means a transaction which is used for interest rate or currency hedging, including interest rate and currency swaps, options, floors and forward rate agreements.

             "INITIAL UNITHOLDERS" means Metlife Australia (Holdings) Pty Limited, ACN 070 667 417 and FAI Deposit Co. Pty Limited, ACN 008 647 489.

             "INSOLVENCY EVENT" means:

             (a) a receiver, manager, receiver and manager, trustee, administrator, Controller or similar officer is appointed in respect of a person or any asset of a person (and does not retire, or is not removed, within 3 Banking Days of such appointment);

             (b) a liquidator or provisional liquidator is appointed in respect of a corporation;

             (c) any application (not being an application withdrawn, stayed or dismissed within 10 days) is made to a court for an order, or an order is made, or a meeting is convened, or a resolution is passed, for the purpose of:

                         (i) appointing a person referred to in paragraphs (a) or (b);
                         (ii)  winding up a corporation; or
                         (iii) proposing or implementing a scheme of
                               arrangement;

             (d) a moratorium of any debts of a person, or an official assignment, or a composition,

                                                                              4.

                         or an arrangement (formal or informal) with a person's creditors, or any similar proceeding or arrangement by which the assets of a person are subjected conditionally or unconditionally to the control of that person's creditors or a trustee, is ordered, declared, or agreed to, or is applied for and the application is not withdrawn, stayed or dismissed within 10 days;

             (e) a person becomes, or admits in writing that it is, is declared to be, or is deemed under any applicable law to be, insolvent or unable to pay its debts; or

             (f) any writ of execution, garnishee order, mareva injunction or similar order, attachment, distress or other process is made, levied or issued against or in relation to any asset of a person for any amount exceeding $100,000.

             "INSOLVENCY PROVISION" means any law relating to insolvency, sequestration, liquidation or bankruptcy (including any law relating to the avoidance of conveyances in fraud of creditors or of preferences and any law under which a liquidator or trustee in bankruptcy may set aside or avoid transactions) and any provision of any agreement, arrangement or scheme, formal or informal, relating to the administration of any of the assets of any person.

             "LEASE" means any lease or licence of any Property granted by the Borrower in favour of Moran Health Care (Australia) Pty Limited.

             "LEASE GUARANTEE" means the deed entitled "Lease Guarantee" dated on or about the date of this Agreement between Moran Health Care Group Pty. Limited and the Borrower.

             "MORAN DOCUMENTS" means:

             (a)         the Lease;

             (b)         the Lease Guarantee;

             (c)         the Relationship Agreement;

             (d) the Fixed and Floating Charge dated on or about the date of this Agreement between the borrower and Moran Health Care (Australia) Pty Limited as trustee of the Moran Health Care Australia Trust;

             (e) the Mortgage of Units dated on or about the date of this Agreement between the Borrower and Moran Health Care Group Pty Limited; and

             (f) the Mortgage of Shares dated on or about the date of this Agreement between the Borrower and Moran Health Care Group Pty Limited.

             "MORTGAGE OF DEPOSIT (PREMIER CARE)" means the mortgage so entitled dated on or about the date of this Agreement between the Borrower and the Security Trustee.

             "MORTGAGE OF DEPOSIT (OWI)" means the mortgage so entitled dated on or about the date of this Agreement between Omega Worldwide Inc. and the Security Trustee.

             "MORTGAGES" means the mortgages over the Properties granted by the Borrower to the Security Trustee on or about the date of this Agreement.

             "OBLIGATIONS" means all the liabilities of the Borrower to the Financier under or by reason of:

                                                                              5.

             (a) any Transaction Document to which the Borrower is a party; or

             (b) any other transaction, matter or event,

             and includes any liabilities which:

             (c) are unliquidated;

             (d) are present, prospective or contingent;

             (e) are in existence before or come into existence after the date of this Agreement;

             (f) relate to the payment of money or the performance or omission of any act;

             (g) sound in damages only; or

             (h) accrue as a result of any Event of Default.

             "ORIGINAL SECURITIES" means:

             (a) the Debenture Stock Trust Deed;

             (b) the Charge;

             (c) the Mortgages;

             (d) the Mortgage of Deposit (Premier Care); and

             (e) the Mortgage of Deposit (OWI).

             "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice, lapse of time, or any determination, might constitute an Event of Default.

             "PROCUREMENT AGREEMENT" means the agreement so entitled dated on or about the date of this Agreement between Moran Health Care (Australia) Pty Limited, FAI Insurances Limited and Moran Health Care Group Pty Limited.

             "PROJECT" means the leasing of the Properties by the Borrower to Moran Health Care (Australia) Pty Limited.

             "PROPERTIES" means each property listed in the Schedule.

             "REDEMPTION AMOUNT" means the amount payable by the Borrower to the Initial Unitholders upon redemption of all the units held by the Initial Unitholders in the ALUT Trust.

             "REDEMPTION AND SUBSCRIPTION AGREEMENT" means the agreement so entitled dated on or about the date of this Agreement between the Borrower, Premier Care Australia (Holdings) Pty Limited, FAI Insurances Limited, PHF No. 1 Pty Limited and Tanoa Pty Limited.

             "REGISTER" has the same meaning as in the Debenture Stock Trust
             Deed.

             "RELATED BODY CORPORATE" has the meaning given in section 9 of the Corporations Law, but on the basis that "SUBSIDIARY" for the purposes of that definition has the meaning given in


                                                                           6.

             this Agreement.

             "RELATIONSHIP AGREEMENT" means the agreement so entitled between the Borrower and various other parties dated on or about the date of this Agreement.

             "REVIEW EVENT" means any event referred to in clause 13.3.

             "SECURITIES" means the Original Securities plus any other security held by the Financier at any time for the due performance, observance and fulfilment of the Obligations, and "SECURITY" means each or any one of them as the context requires.

             "SECURITY PROPERTY" means any property subject to a Security.

             "SECURITY TRUSTEE" means ABN AMRO Facilities Australia Limited.

             "SPECIFIED RATE" means on any date the aggregate of 2% and the average of the buy rates for bills of exchange which have a tenor of 30 days which rates are displayed on the page of the Reuters Monitor System designated "BBSY" at or around 10.30 am (Sydney time) on the relevant date or, if those rates are not displayed at that time on that date, the rate specified in good faith by the Financier at or around that time on that date having regard, to the extent possible, to the rate at which the Financier would be prepared to purchase bills accepted by itself of that tenor at or around that time.

             "STOCK" and "STOCK CERTIFICATE" each have the same meaning as in the Debenture Stock Trust Deed.

             "SUBSIDIARY" in relation to any person, has the meaning given in the Corporations Law but so that:

                         (4) an entity will also be deemed to be a Subsidiary of a company if it is controlled by that company (expressions used in this paragraph have the meanings given for the purposes of parts 3.6 and 3.7 of the Corporations Law);

                         (5) a trust may be a Subsidiary, for the purposes of which any units or other beneficial interests will be deemed shares; and

                         (6) a corporation or trust may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation.

             "TAXES" mean all present and future income, stamp and other taxes, levies, imposts, deductions, charges and withholdings plus interest thereon and penalties, if any, and charges, fees or other amounts in respect of any of them, except if imposed on the overall net income of the Financier.

             "TERMINATION DATE" means the earlier of:

                         (7)         the day of maturity of the Bills; and

                         (8) such earlier date on which the Facility is terminated or cancelled by the Financier in accordance with this Agreement.

                                                                           7.

             "TRANSACTION DOCUMENTS" means:

                         (9)         this Agreement;

                         (10)        the Tripartite Agreement;

                         (11)        each Security;

                         (12)        the Guarantee and Indemnity; and

                         (13) each other document to which the Borrower and the Financier are parties at any time that:

                                     (1)    relates to any money that is
                                            declared by that document to be part
                                            of the Obligations; or

                                     (2)    is expressed to be, or is agreed by
                                            the said parties to be, a
                                            Transaction Document for the
                                            purposes of this Agreement,

             and any document which is, or which is expressed to be, collateral or supplemental to any other document that is then a Transaction Document.

             "TRIPARTITE AGREEMENT" means the agreement so entitled dated on or about the date of this Agreement between the Financier, the Borrower and the persons who subscribe for units in the ALUT Trust contemporaneously with the redemption of the units held by the Initial Unitholders in the ALUT Trust.

             "TRUST DEED" means the deed of trust dated 11 August 1995 between the Borrower and the Initial Unitholders.

             "UNITHOLDERS" means the unitholders of the ALUT Trust from time to time.

             1.2         Interpretation

             In this Agreement:

                         (1) headings are for convenience only and do not affect interpretation; and

             unless the context indicates a contrary intention:

                         (2) the expression "PERSON" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

                         (3) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation and in the case of a trustee includes any substituted or additional trustee;

                                                                           8.

                         (4) a reference to any Transaction Document however described or to any other document includes the Transaction Document or other document as amended, varied, novated, supplemented, ratified or replaced from time to time;

                         (5) a reference to any legislation or to any section or provision thereof includes any statutory modification, re-write or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory documents issued thereunder;

                         (6) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

                         (7) a reference to a clause is a reference to a clause of this Agreement;

                         (8) where any word or phrase is given a defined meaning, any other part of speech or grammatical form in respect of such word or phrase has a corresponding meaning;

                         (9) where the day on or by which any sum is payable or any act, matter or thing is to be done is a day other than a Banking Day, that sum will be paid and that act, matter or thing will be done on the immediately preceding Banking Day;

                         (10) all accounting terms used have the meaning given under accounting principles and practices generally accepted in Australia from time to time;

                         (11)        any agreement, undertaking,
                                     acknowledgement, condition or other term that is made or given by the Borrower will be deemed to be a covenant by the Borrower in favour and for the benefit of the Financier;

                         (l2) any reference to the drawing, acceptance, indorsement or other dealing of or with a Bill refers to a drawing, acceptance, indorsement or other dealing within the meaning of the Bills of Exchange Act;

                         (13) mentioning anything after "include", "includes" or "including" does not limit what else may be included; and

                         (14) the Borrower and the Financier acknowledge that this Agreement is a "Transaction Document" as defined in and for the purposes of the Debenture Stock Trust Deed.

2.           THE FACILITY

             2.1         Commitment

                                                                             9.

             The Financier agrees to accept the Bills under the Facility subject to the terms of this Agreement and in reliance on the representations and warranties contained in it.

             2.2         Purpose

             The Borrower may only use the Facility towards payment of the Redemption Amount to the Initial Unitholders.

             2.3         Termination

             The Facility terminates on the Termination Date.


3.           DRAWDOWN

             3.1         Notice

                         (1) The Borrower may draw down the Facility on a Banking Day by giving written notice of its intention to do so to the Financier together with the Bills prepared (by the Borrower) in accordance with clause 3.4.

                         (2)         Only one Drawdown may be made under the
                                     Facility.

             3.2         Contents of Drawdown Notice

             The Drawdown Notice must specify:

                         (1) the proposed Drawdown Date (which must be a Banking Day); and

                         (2) any other details the Financier reasonably requires.

             3.3         Requirements of Drawdown Notice

             The Drawdown Notice must:

                         (1) be received by the Financier 2 clear Banking Days before the proposed Drawdown Date or at such other time as the Borrower and Financier agree;

                         (2) be signed by a person duly authorised by the Borrower to do so;

                         (3)         be irrevocable; and

                         (4) not be given if the Drawdown requested would cause the Facility Limit to be exceeded or otherwise would not comply with any term of this Agreement.

             3.4         The Bills

                                                                             10.

             The Bills will be in a form acceptable to the Financier and each will be:

                         (1) drawn by the Borrower and signed by a person authorised to sign the Bills on behalf of the Borrower; and

                         (2)         expressed to be accepted and payable at
                                     Sydney.

             3.5         Acceptance

             On the Drawdown Date the Financier will (subject to the provisions of this Agreement) accept each Bill.

4.           CONDITIONS PRECEDENT

             4.1         Conditions Precedent

             The obligation of the Financier to accept the Bills is subject to the condition that it has first received all of the following in form and substance satisfactory to it:

                         (1) (MEMORANDUM AND ARTICLES): a certified copy of the Memorandum and Articles of Association of the Borrower;

                         (2)         (TRUST DEED): a certified copy of the Trust
                                     Deed;

                         (3) (CORPORATE AUTHORISATION): a certified copy of a resolution of the directors of the Borrower approving the Facility and authorising:

                                     (1)   the execution by the Borrower of this
                                           Agreement and of any of the Original
                                           Securities to be given by the
                                           Borrower; and

                                     (2)   a person or persons to sign the
                                           Bills, and notices, certificates or
                                           other documents in connection with
                                           the Facility on behalf of the
                                           Borrower;

                         (4) (POWERS OF ATTORNEY): an original execution copy or a certified copy of any power of attorney pursuant to which any Transaction Document is to be executed by the Borrower or any of its Related Bodies Corporate;

                         (5) (SIGNATORIES): a certified copy of the signatures of all persons authorised to sign on behalf of the Borrower;

                         (6) (ORIGINAL SECURITIES): this Agreement, the Guarantee and Indemnity and each Original Security executed, stamped and (where applicable) in registrable form (which the Financier will provide to the Security Trustee after Drawdown has occurred);

                                                                           11.

                         (7) (CERTIFICATES OF TITLE): certificates of title for each of the Properties (and such other documentation, including discharges of Encumbrances if applicable, as may be necessary to procure the registration of the Mortgages as first ranking mortgages at the New South Wales Land Titles Office) (which the Financier will provide to the Security Trustee after Drawdown has occurred);

                         (8) (DISCHARGE OF PRIOR CHARGES): evidence that the Encumbrances granted by the Borrower in favour of HongkongBank of Australia Limited (ASC Charge No. 509261) and Sovereign Assurance Holdings Limited (ASC Charge No. 534143) have been discharged in full;

                         (9) (FORMS 309 AND 350): duly completed Corporations Law Forms 309 and 350 in respect of the Charge;

                         (10)        (SPECIFICATION OF PROPERTIES): a
                                     specification detailing each Property to such an extent as the Financier may reasonably require;

                                                                             12.

                         (11) (MORAN DOCUMENTS): a certified copy of each Moran Document (on terms approved by the Financier) executed by all parties thereto;

                         (l2) (FAI DOCUMENTS): a certified copy of each FAI Document (on terms approved by the Financier) executed by all parties thereto;

                         (13) (PAYMENT OF FEES): payment in full of the fees referred to in clauses 8.1 and 8.2;

                         (14) (DEPOSIT): the Deposit has been established with ABN AMRO BANK N.V. Australian Branch (and ABN AMRO BANK N.V. having received all documentation required by it in respect of the Deposit);


                         (15) (OMEGA LETTER): a letter from Omega Worldwide Inc. confirming that the group of companies of which it forms part will, upon the redemption and subscription of the units in the ALUT Trust contemplated by the Redemption and Subscription Agreement being completed, own and control 100% of the beneficial interest in the ALUT Trust;

                         (16) (REQUISITIONS): replies to all requisitions of the Financier and its solicitors relating to the Facility, the Properties or the Original Securities;

                         (17) (LEGAL OPINION): an opinion addressed to the Financier from its solicitors, Clayton Utz, as to such matters relating to the Transaction Documents as the Financier may require;

                         (18) (ISSUE OF STOCK): a Stock Certificate issued in favour of the Financier and evidence that the Financier has been entered in the Register as the holder of Stock; and

                         (19) (FIRB APPROVAL): evidence that any authorisation required under the Foreign Acquisitions and Takeovers Act 1975 (Cth) in respect of the transaction the subject of the Redemption and Subscription Agreement (including an authorisation arising as a result of the expiry of a period of time after notification to the Foreign Investment Review Board) has been granted.

             4.2         Further Conditions Precedent

             The obligation of the Financier to accept the Bills is subject to the further conditions precedent that:

                         (1) (REPRESENTATIONS AND WARRANTIES TRUE): the representations and warranties set out in this Agreement are true and correct as of the

                                                                             13.

                                     date of the Drawdown Notice and the
                                     Drawdown Date as though made at that date;
                                     and
                                                                             14.

                         (2) (NO EVENT OF DEFAULT): no Event of Default or Potential Event of Default is subsisting at the date of the relevant Drawdown Notice and the Drawdown Date or may result from the provision of the Drawdown.

             4.3         Certification

             For the purposes of this clause, "CERTIFIED" means a copy certified to be such by a director, secretary or general manager of the Borrower.

5.           INDEMNITY AND CASH COVER

                         (1) The Borrower indemnifies the Financier and will keep the Financier indemnified in respect of all liabilities of the Financier and all losses suffered by the Financier arising from the Financier accepting a Bill in accordance with this Agreement.

                         (2) As security for the indemnity contained in paragraph (a) the Borrower will provide the Financier with full cash cover for each Bill by 11.00 am on the Termination Date, by paying to the Financier in immediately available funds an amount equal to the aggregate face value of both Bills.

                         (3) As between the Financier and the Borrower, the Borrower will be primarily liable in respect of the Bills and the liability of the Borrower will not be taken to have been discharged by reason of the Financier becoming the holder of a Bill before, on or after its maturity.

1.           REPAYMENT

             The Borrower will provide the Financier with full cash cover for the aggregate face value of all Bills on the Termination Date. The Borrower will also pay to the Financier all money the payment or repayment of which forms part of the Obligations and which is notified to the Borrower no later than 5 Banking Days prior to the Termination Date.

6.           INTEREST ON OVERDUE AMOUNTS

             6.1         Payment of interest

             The Borrower will pay interest on all amounts due and payable by it under or in respect of this Agreement or the Securities and unpaid, including interest payable under this clause 7.

             6.2         Accrual of interest

             Interest will accrue on all amounts due and payable from day to day from the due date up

                                                                           15.

             to the date of actual payment, before and (as a separate and independent obligation) after judgment, at the Specified Rate for successive 30 day periods commencing on the date of default and if not paid when due, will itself bear interest in accordance with this clause.

7.           FEES

             7.1         Acceptance Fee

             The Borrower will pay to the Financier immediately prior to the Financier accepting the Bills in accordance with this Agreement an acceptance fee equal to 1.13% per annum of the aggregate face value of both Bills.

             7.2         Establishment Fee

             The Borrower must pay to the Financier an establishment fee of $125,000 in respect of the Facility upon the Borrower's execution of this Agreement.

             7.3         Fees Non-refundable

             Each fee referred to in clauses 8.1 or 8.2 is not refundable to the Borrower in any circumstances.

8.           PAYMENTS

             8.1         Time and place

             Unless expressly provide otherwise in writing, all payments by the Borrower under any Transaction Document are to be made to the Financier in Dollars in immediately available funds not later than
             11.00 am local time on the due date to the account the Financier from time to time designates, or as otherwise agreed between the Borrower and the Financier.

             8.2         No Deduction for Taxes and no set-off or counterclaim

             All payments by the Borrower under any Transaction Document, whether of principal, interest or other amounts due under that document, will be:

                         (1)         free of any set-off or counterclaim; and

                         (2) without deduction or withholding for any present or future Taxes unless the Borrower is compelled by law to deduct or withhold the same, in which event the Borrower will pay to the Financier any additional amounts necessary to enable the Financier to receive, after all deductions and withholding for Taxes, a net amount equal to the full amount which would otherwise have been payable had no such deduction or withholding been required to be made.

             8.3         Merger

                                                                           16.

             If the liability of the Borrower to pay to the Financier any money the payment or repayment of which forms part of the Obligations becomes merged in any judgment or order, the Borrower as an independent obligation will pay interest at the rate which is the higher of that payable under this Agreement and that fixed by or payable under the judgment or order.

             8.4         Conversion of Foreign Currency receipts to Dollars

                         (1)         Notwithstanding the obligation under clause
                                     9.1 of the Borrower to make all payments in Dollars, if any payment is tendered to the Financier under any Transaction Document in a Foreign Currency the Financier at its absolute discretion may accept payment in the Foreign Currency as tendered.

                         (2) If any payment in a Foreign Currency is tendered to and accepted by the Financier, or any funds are recovered by the Financier under any Transaction Document in a Foreign Currency, the Financier at its absolute discretion may actually or notionally convert such payment or funds to Dollars at such time or times as it sees fit and at such rate or rates as it is, or considers it would be, able to obtain in the market at the time of such conversion. The amount of Dollars actually or notionally received after the conversion will be applied in reduction of the Obligations.

             8.5         Costs of conversion

             The Borrower will pay all commissions and expenses involved in actually or notionally converting any payment or receipt in a Foreign Currency into Dollars to the Financier.

             8.6         Foreign Currency indemnity

             If Foreign Currency is received by the Financier as a result of a court or tribunal order or as a result of a distribution under an Insolvency Provision, then as a separate, additional and continuing liability (notwithstanding the order or distribution), the Borrower will pay to the Financier any deficiency in the amount of Dollars actually received by the Financier resulting from any variation between:

                         (1) the rate of exchange at which the amount of Foreign Currency was calculated for the purposes of the court or tribunal order or the distribution; and

                         (2) the rate of exchange at which the Financier is able to purchase Dollars with the amount of Foreign Currency actually received by the Financier.

9.          ILLEGALITY AND INCREASED COSTS

            9.1        Illegality

                                                                             17.

             If any change in applicable law, regulation, treaty or official directive or in the interpretation or administration thereof by any governmental authority charged with their administration makes it unlawful or impossible for the Financier to maintain or give effect to its obligations under this Agreement, the Financier may give a notice to the Borrower appointing a date, which will be not less than 45 days from the date of the notice, as the Termination Date.

             The Financier agrees to use its reasonable endeavours, during the period of 45 days referred to above, to make the financial accommodation provided under this Agreement available by some alternative means to avoid the illegality (including changing its lending office to another existing lending office or making the financial accommodation available through a Related Body Corporate of the Financier).

             9.2         Increased cost

                         (1) If because of any change in law or in its interpretation or administration or because of compliance with any request from or requirement of any fiscal, monetary or other authority:

                                     (1)          the Financier incurs a cost as
                                                  a result of its having entered
                                                  into or performed its
                                                  obligations under the Facility
                                                  or as a result of its
                                                  acceptance of a Bill or a Bill
                                                  being outstanding under this
                                                  Agreement;

                                     (2)          there is any increase in the
                                                  cost to the Financier of
                                                  funding or maintaining the
                                                  Facility;

                                     (3)          the amount of principal or
                                                  interest or any other amount
                                                  payable to the Financier or
                                                  the effective return to the
                                                  Financier under this Agreement
                                                  is reduced; or

                                     (4)          the Financier becomes liable
                                                  to make any payment (not being
                                                  a payment of Tax on its
                                                  overall net income) on or
                                                  calculated by reference to the
                                                  amount of the Drawdown or a
                                                  Bill,

                         then from time to time on notification by the Financier the Borrower will pay to the Financier amounts sufficient to indemnify the Financier against that cost, increased cost, reduction or liability.

                         (2) If the Financier has acted in good faith it is no defence that the cost, increased cost, reduction or liability could have been avoided. At the request of the Borrower however, the Financier will negotiate in good faith with the Borrower to minimise the cost, increased cost, reduction or liability.

                         (3) The Financier's certificate as to the amount of, and basis for arriving at, any cost, increased cost, reduction or liability is conclusive and binding on the Borrower in the absence of manifest error on the face of the certificate.

                                                                           18.

                         (4) If a demand for additional amounts is made under this clause 10.2 then the Financier agrees to use reasonable endeavour for a period of 45 days to either:

                                     (1)          make the relevant financial
                                                  accommodation available by
                                                  alternative means (including
                                                  comments about limitation,
                                                  changing its lending office to
                                                  another existing lending
                                                  office or making the financial
                                                  accommodation available
                                                  through a Related Body
                                                  Corporate of the Financier) so
                                                  the increase in cost or the
                                                  circumstance referred to in
                                                  clause 10.2(a) no longer
                                                  applies and that no other
                                                  additional expense arises as a
                                                  result of using the
                                                  alternative means; or

                                     (2)          assist the Borrower to find
                                                  another financial institution
                                                  to assume responsibility for
                                                  the Financier's obligations
                                                  under this agreement on that
                                                  basis that the increase in
                                                  cost or the circumstances
                                                  referred to in clause 10.2(a)
                                                  that applies to the Financier
                                                  does not apply to the
                                                  substitute.


10.          REPRESENTATIONS AND WARRANTIES

             10.1        General representations and warranties

             The Borrower represents and warrants to the Financier that:

                         (1) (LEGALLY BINDING OBLIGATION): each Transaction Document to which the Borrower is a party constitutes a valid and legally binding obligation of the Borrower in accordance with its terms;

                         (2) (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of each Transaction Document to which the Borrower is a party does not violate any existing law or regulation or any document or agreement to which the Borrower is a party or which is binding on it or any of its assets;

                         (3) (AUTHORISATION): all consents, licences, approvals and authorisations of every government authority required to be obtained by the Borrower in connection with the execution, delivery and performance of each Transaction Document to which it is a party have been obtained and are valid and subsisting;

                         (4) (INFORMATION): all information relating to the Borrower provided to the Financier in connection with the Facility and each Transaction Document is true in all material respects and is not, by omission or otherwise, misleading in any material respect;

                         (5)         (NO MATERIAL ADVERSE EFFECT): no
                                     litigation, arbitration, criminal or
                                     administrative proceedings are current,
                                     pending or, to the knowledge

                                                                           19.

\
                                     of the Borrower, threatened which if
                                     adversely determined would or could have a material adverse effect on the business assets or financial condition of the Borrower;

                         (6) (NO EVENT OF DEFAULT): no event has occurred which constitutes an Event of Default or a Potential Event of Default;

                         (7) (LAWS): the Borrower has not failed to comply with any statute or regulation relative to it and the business carried on by it where such failure may have a material adverse effect on the Borrower's ability to observe its obligations under the Transaction Documents to which the Borrower is a party;

                         (8) (BORROWINGS): the Borrower is not in default in the payment of any material sum, or in the performance or observance of any material obligation in respect of any Borrowing, and no event has occurred which with the giving of notice, lapse of time or other condition could constitute a material default in respect of any Borrowing;

                         (9) (NO TRUSTS): the Borrower is not the trustee of any trust (other than the ALUT Trust) and does not hold any property subject to or impressed by any trust (other than the ALUT Trust); and

                         (10) (NO GUARANTEES): (except as provided in the Transaction Documents or as required in the ordinary course of the Business) there are no bonds, guarantees or indemnities currently binding on the Borrower nor has the Borrower entered into any obligation to provide any bond, guarantee or indemnity.

             10.2        Corporate representations and warranties

             The Borrower represents and warrants to the Financier that:

                         (1) (DUE INCORPORATION): the Borrower is duly incorporated and has the corporate power to own its own property and to carry on its business;

                         (2) (MEMORANDUM AND ARTICLES): the execution, delivery and performance of each Transaction Document to which the Borrower is a party does not violate the Memorandum and Articles of Association of the Borrower;

                         (3) (CORPORATE POWER): the Borrower has the power, and has taken all corporate and other action required, to enter into any Transaction Document to which it is a party and to authorise the execution and delivery thereof and the performance of its obligations thereunder; and


                                                                            20.

                         (4) (FILINGS): the Borrower has filed all corporate notices and effected all registrations with the Australian Securities Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate.

             10.3        Trust representations and warranties

             The Borrower represents and warrants to the Financier that:

                         (1) (TRUSTEE): it enters, or has entered, into the Transaction Documents to which it is a party in its capacity as trustee of the ALUT Trust;

                         (2) (TRUST VALIDLY CREATED): the ALUT Trust has been validly created and is in existence at the date of this Agreement;

                         (3) (SOLE TRUSTEE): it has been validly appointed as trustee of the ALUT Trust and is presently the sole trustee of the ALUT Trust;

                         (4) (TRUST DEED): the ALUT Trust is solely constituted by the Trust Deed, (a true copy of which was provided to the Financier or its agent prior to the date of this Agreement) and the Trust Deed discloses all the terms of the ALUT Trust other than terms implied by law;

                         (5) (TRUSTEE'S POWER): it has full and free power to enter into the Transaction Documents to which it is a party in its capacity as trustee of the ALUT Trust;


                                                                            21.

                         (6) (TRUST AUTHORISATIONS): it has in full force and effect all authorisations necessary to enter into the Transaction Documents as trustee of the ALUT Trust, and to perform its obligations under them;

                         (7) (NO REMOVAL OF TRUSTEE): no action has been taken or is proposed to remove it as trustee of the ALUT Trust;

                         (8) (NO DEFAULT OF TRUSTEE): it is not in default under the Trust Deed which would have the effect of limiting or removing its right of indemnity from the property of the ALUT Trust, or would affect its power or ability to enter into the Transaction Documents to which it is a party (or to perform its obligations under the Transaction Documents to which it is a party) as trustee of the ALUT Trust;

                         (9) (TRUST OBLIGATIONS): it and its directors and other officers have complied with their obligations in connection with the ALUT Trust;

                         (10) (VESTING DATE NOT DECLARED): a date has not been declared pursuant to the Trust Deed as the date on which the ALUT Trust will be vested or come to an end, and no other action has been taken or is proposed to terminate the ALUT Trust;

                         (11) (NO PROCEEDINGS): no proceedings of any description have been or are likely to be commenced or threatened which could have a material adverse effect on the assets or financial position of the ALUT Trust or on its trusteeship thereof;

                         (l2) (NO ACQUISITION OF TRUST ASSETS): it has not done, or failed to do, any act whereby any of the assets of the ALUT Trust have been acquired by any other person and no assets of the ALUT Trust are presently registered in the name of any other person and no person, other than the Trustee and the beneficiaries of the ALUT Trust from time to time, has acquired any right of any kind whether vested or contingent in any asset of the ALUT Trust;

                         (13) (INDEMNITY): it has a right to be fully indemnified out of the property of the ALUT Trust in respect of obligations incurred by it under the Transaction Documents to which it is a party;

                         (14) (COMMERCIAL BENEFIT): it is to the commercial benefit of the ALUT Trust that it enters into the Transaction Documents to which it is a party in its capacity, inter alia, as trustee of the ALUT Trust and encumbers the property of the ALUT Trust as provided in the Original Securities; and

                         (15) (RANKING): the Financier's and the Security Trustee's rights under the Securities rank (in relation to the Security Property only) in priority

                                                                           22.

                                     to the interests of the beneficiaries of the ALUT Trust.


             10.4        Representations and warranties repeated

             Each representation and warranty contained in clauses 11.1, 11.2 and 11.3 will be repeated on each day whilst any money the payment or repayment of which forms part of the Obligations remain outstanding (whether or not then due for payment) or the Facility is available for drawdown, with reference to the facts and circumstances then subsisting, as if made on each such day.

             10.5        No representation by Financier

             The Borrower acknowledges that it has not entered into this Agreement or any other Transaction Document to which it is a party as a result of any representation, promise, statement or inducement to it by or on behalf of the Financier or any other person.

11.          UNDERTAKINGS

             11.1        General undertakings

             For as long as any amount is outstanding under the Facility or the Facility is available for drawdown, the Borrower undertakes to the Financier that it will:

                         (1) (PERFORM OBLIGATIONS): perform, fulfil and observe the Obligations;

                         (2) (MAINTAIN ALL CONSENTS): obtain, renew, maintain and comply with all consents, licences, approvals and authorisations reasonably necessary for the validity and enforceability of the Transaction Documents to which it is a party, the performance of its obligations hereunder and thereunder, and the effectiveness of each Security as a security with the stated priority; and it will promptly provide copies of these to the Financier when these are obtained or renewed;

                         (3) (COMPLY WITH STATUTE): comply with all statutes and all lawful requirements of every government authority which relate to the Project or the Business;

                         (4) (PROPER BOOKS OF ACCOUNT): keep or cause to be kept proper books of account, in which it will make true entries of all dealings and transactions now or in the future conducted by it, including, in respect of its business, that it will keep the books of account, vouchers and all other documents relating to its affairs and its business at its registered office or other place where those books of account, vouchers and documents of a similar nature have previously been kept, and will ensure that they are available at all reasonable times following an Event of Default for inspection and copying by the Financier or any employee, agent or professional adviser of the Financier that the Financier appoints;

                                                                           23.

                         (5) (AUDIT): unless otherwise directed by the Financier, cause its books of account and the books of account of the ALUT Trust to be duly audited by a registered company auditor at least once in every year;

                         (6)         (FINANCIAL INFORMATION): furnish to the
                                     Financier:

                                     (1)     as soon as practicable and in any
                                             event not later than 120 days after
                                             the close of each of its financial
                                             years, a copy of its (consolidated,
                                             if applicable) and the ALUT Trust's
                                             audited balance sheet and trading
                                             and profit and loss account for
                                             that financial year certified as
                                             correct by a registered company
                                             auditor;

                                     (2)     as soon as practicable and in any
                                             event not later than 60 days after
                                             each of its half-financial years, a
                                             copy of its and the ALUT Trust's
                                             unaudited semi-annual management
                                             accounts for such period; and

                                     (3)     promptly, any further information
                                             regarding its and the ALUT Trust's
                                             financial condition and business
                                             operations (or regarding any
                                             proposal to which the Financier has
                                             been requested to consent under
                                             this Agreement) as the Financier
                                             from time to time reasonably
                                             requires;

                         (7)         (COMPLIANCE WITH ACCOUNTING STANDARDS):
                                     ensure that each balance sheet and trading and profit and loss account furnished to the Financier is prepared in accordance with its Articles of Association, the Corporations Law, any other applicable legislation and all accounting principles and practices generally accepted in Australia consistently applied, or if not consistently applied, accompanied by details of the inconsistencies, and will give a true and fair view of its financial condition and the result of its operations as at the date, and for the period ending on the date, to which those accounts are prepared;

                         (8)         (CONSOLIDATED AND UNCONSOLIDATED ACCOUNTS):
                                     ensure that if any balance sheet and
                                     trading and profit and loss account
                                     furnished under this Agreement discloses the consolidated financial condition and results of the operations of more than one corporation, it is accompanied by an unaudited unconsolidated balance sheet and trading and profit and loss account that complies with all other requirements in this Agreement in relation to balance sheets and trading and profit and loss accounts for each corporation;

                         (9) (CERTIFICATE OF DEFAULT): as and when required by the Financier, furnish the Financier with a statutory declaration made by 2 directors of the Borrower stating to the best knowledge of such directors whether or not an Event of Default or a Potential Event of Default has occurred and, if it has, setting out the details and the steps (if any) taken by the Borrower to remedy or cure the same;

                                                                            24.

                         (10)        (NOTIFICATION OF CERTAIN EVENTS):
                                     immediately notify the Financier in writing as soon as it becomes aware of the occurrence of:

                                     (1)   (EVENT OF DEFAULT): any Event of
                                           Default or Potential Event of
                                           Default;

                                     (2)   (LITIGATION): any litigation,
                                           arbitration, criminal or
                                           administrative proceedings or labour
                                           disputes relating to the Borrower or
                                           the Borrower's property, assets or
                                           revenues that involves a claim
                                           against the Borrower in excess of
                                           $250,000 or that, if decided
                                           adversely to the Borrower,

                                                                             25.

                                           could have a material adverse
                                           effect on the ability of the
                                           Borrower to perform the Obligations;

                                     (3)   (BILLS): any change in the persons
                                           authorised by it to sign notices,
                                           certificates or other documents in
                                           connection with the Facility or the
                                           Bills, with specimen signatures of
                                           any new person so authorised, and
                                           giving to the satisfaction of the
                                           Financier evidence, where requested
                                           by the Financier, of the authority of
                                           that person; or

                                     (4)   (TRUSTEE): it becoming or being
                                           appointed the trustee of any trust
                                           (other than the ALUT Trust) or comes
                                           to hold any property subject to or
                                           impressed by any trust (other than
                                           the ALUT Trust);

                         (11) (NOTIFICATION ETC. OF TRANSFER OR ISSUE OF UNITS): notify the Financier of any proposed transfer, redemption or creation of units in the ALUT Trust (including the creation of new classes of units) and provide the Financier with such details of the proposed transfer, redemption or creation (as the case may be) as the Financier may reasonably require;

                         (l2) (RESTRICTION OF DEALINGS): other than as a result of a transfer, redemption or creation of units in the ALUT Trust (including the creation of new classes of units) not (without the prior written consent of the Financier, which will not be unreasonably withheld) sell or otherwise dispose of or create any interest in any Property;

                         (13) (PROCEEDS OF SALE OF PROPERTIES): subject to the Relationship Agreement (as at the date of this Agreement and as amended from time to time with the prior approval of the Financier) and except to the extent that the Financier otherwise consents, ensure that any proceeds of sale (or subdivision) of any Properties or any other assets the subject of any Security are applied to the Financier as security for the Borrower's indemnities under this Agreement (by being credited to a bank account over which the Financier has security or a right of set-off, and the Borrower shall not withdraw any moneys from such account without the prior consent of the Financier);

                         (14) (NEGATIVE PLEDGE): not, create, permit or suffer to exist any Encumbrance over the Security Property or agree to do so without the Financier's prior written consent, except for:

                         (i)         the Securities; and
                         (ii) encumbrances created by statute in favour of governmental or semi-governmental authorities or departments securing the payment of Taxes except as created because of any failure to duly pay any Taxes; and

                         (15) (GUARANTEES): except as permitted by the Transaction Documents or
                                                                           26.

                                     as required in the ordinary course of
                                     the Business, the Borrower will not without the Financier's prior written consent enter into any bond, guarantee or indemnity in favour of any person other than the Financier.

             11.2        Undertakings relating to the Security Property

             For as long as any amount is outstanding under the Facility or the Facility is available for Drawdown, the Borrower undertakes to the Financier that:

                         (1) (GOOD REPAIR): where applicable, it will (or will procure that the lessee of the Security Property will) maintain and protect the Security Property and keep the same in a good and tenantable state of repair and in good working order and condition;

                         (2)         (INSURANCE):

                                     (1)          it will insure such of the
                                                  Security Property as is of an
                                                  insurable nature and keep it
                                                  insured with a reputable,
                                                  responsible and solvent
                                                  insurer on terms, against
                                                  risks and in an amount
                                                  reasonably acceptable to the
                                                  Financier;

                                     (2)          it will take out and maintain
                                                  public risk insurance with
                                                  respect to the Security
                                                  Property with a reputable,
                                                  responsible and solvent
                                                  insurer on terms and in an
                                                  amount reasonably acceptable
                                                  to the Financier;

                                     (3)          it will procure that each
                                                  insurance policy has noted on
                                                  it the name of the Security
                                                  Trustee as an interested
                                                  party;

                                     (4)          it will duly and punctually
                                                  pay, or cause to be paid, all
                                                  premiums, commissions, stamp
                                                  duties, charges and other
                                                  expenses necessary for
                                                  effecting and maintaining in
                                                  force each insurance policy;

                                     (5)          it will on reasonable request
                                                  deliver to the Financier
                                                  certificates of currency in
                                                  respect of all such insurances
                                                  and all other details as to
                                                  the insurances that the
                                                  Financier requires;

                                     (6)          it will not do anything or
                                                  permit anything to be done
                                                  which may prejudice any policy
                                                  or omit to do anything where
                                                  that omission may prejudice a
                                                  policy;

                                     (7)          it will procure that each
                                                  insurance policy provides that
                                                  the proceeds of any loss in
                                                  respect of insurance of the
                                                  Security Property will,
                                                  subject to the terms of the
                                                  Lease, be paid to the Security
                                                  Trustee; and

                                     (8)          if the Borrower defaults in
                                                  effecting or keeping up any
                                                  insurance policy with respect
                                                  to the Security Property or if
                                                  any insurance policy from any
                                                  cause becomes void or
                                                  voidable, the Financier may
                                                  (but is not obliged to) effect
                                                  or keep up that insurance
                                                  policy at the cost of the
                                                  Borrower;

                                                                           27.

                         (3) (OUTGOINGS): it will duly and punctually pay when due all outgoings (including rent and Taxes) payable by it in respect of the Security Property.

             11.3        Trust undertakings

             The Borrower undertakes to the Financier that:

                         (1) (OBSERVANCE OF OBLIGATIONS): it will observe its obligations as trustee of the ALUT Trust;

                         (2) (NEW TRUSTEE): it will notify the Financier immediately in writing if it ceases for any reason or at any time to be the sole trustee of the ALUT Trust;

                         (3) (NEW TRUSTEE): it will, before it ceases to be the sole trustee of the ALUT Trust, procure any new trustee of the ALUT Trust to execute in favour of the Financier any undertakings, covenants, guarantees, agreements or securities relating to the Facility as the Financier reasonably requires;

                         (4) (INTEREST TO BE SUBJUGATED): it will not, without the Financier's prior written consent, exercise in its own favour personally, any right of indemnification, reimbursement, recoupment, lien or charge to which it might be entitled personally against or in respect of all money or other assets forming part of the ALUT Trust. If any money or other assets which once formed part of the ALUT Trust are at any time in its hands freed of their trust character by virtue of the exercise or purported exercise of any right of indemnification, reimbursement, recoupment, lien or charge, it will hold that money and/or those assets on trust for the Financier for the extent to which any liability under the Transaction Documents has not been satisfied;

                         (5) (DETERMINATION OF ALUT TRUST ETC.): it will notify the Financier immediately in writing if the ALUT Trust is determined or for any other reason ceases to exist and will also notify the Financier immediately in writing if it is required or directed by any of the beneficiaries of the ALUT Trust to do any act or thing in relation to the ALUT Trust or the trust funds thereof;

                         (6) (NO DISTRIBUTION): (except as contemplated by the Moran Documents or the FAI Documents as at the date of this Agreement) a distribution of any of the capital of the ALUT Trust will not be made without the Financier's prior written consent; and

                         (7) (ALUT TRUST STATEMENTS): it will furnish to the Financier whenever reasonably required by the Financier a copy of the current financial statements of the ALUT Trust certified as correct by a registered

                                                                           28.

                                     company auditor.

13.          DEFAULT AND TERMINATION

             13.1        Events of default

             Each of the events set out below is an Event of Default, whether or not the cause is beyond the control of the Borrower or any other person:

                         (1) (FAILURE TO PAY): the Borrower does not pay at or before the due time on the due date and in the specified manner, any amount payable by it under any Transaction Document to which it is a party;

                         (2) (FAILURE TO COMPLY): the Borrower defaults in fully performing, observing and fulfilling any material provision of any Transaction Document to which it is a party (other than a provision requiring the payment of money as described in clause 13.1(a)), and if that default is capable of remedy, it has not been remedied within 14 days of the occurrence of the default;

                         (3) (UNTRUE WARRANTY): any representation, warranty or statement made, repeated or deemed to be made or repeated by the Borrower in any Transaction Document to which it is a party or in connection with the Facility or any accounts or opinion furnished in connection with the application for the Facility or under this Agreement is proved to be untrue in any material respect when made, repeated or deemed to be made, repeated or furnished (as the case may be);

                         (4) (BREACH OF UNDERTAKING): the Borrower breaches any material undertaking given at any time to the Financier or fails to comply with any condition imposed by the Financier in agreeing to any matter (including any waiver);

                         (5) (EVENT OF DEFAULT UNDER TRANSACTION DOCUMENT): any event of default occurs under any Transaction Document and is not remedied within any period permitted in the relevant Transaction Document, or waived;

                         (6) (MORAN DOCUMENTS): any material breach of, or default under, any Moran Document occurs which results, or is reasonably likely to result, in any termination or repudiation of any Moran Document, and:

                                     (1)          the Borrower fails to
                                                  demonstrate to the
                                                  satisfaction of the Financier
                                                  that it has taken, or is
                                                  taking, steps to remedy that
                                                  breach or default or its
                                                  effect; and

                                     (2)          the breach or default is
                                                  likely, in the reasonable
                                                  opinion of the Financier, to
                                                  have a material adverse effect
                                                  on the

                                                                           29.

                                            Borrower's ability to perform its
                                            obligations under the Transaction
                                            Documents to which it is a party;

                         (7) (EVENT OF INSOLVENCY): any Insolvency Event occurs in respect of the Borrower or any of its Related Bodies Corporate.

                         (8) (INVESTIGATION): an investigation into the affairs or particular affairs of the Borrower or any of its Related Bodies Corporate is directed or commenced under the Corporations Law;

                         (9) (TRUST DEED): the Trust Deed is varied, amended or terminated without the prior written consent of the Financier in a manner which is likely, in the reasonable opinion of the Financier, to have a material adverse effect on the Borrower's ability to perform its obligations under the Transaction Documents to which it is a party;

                         (10) (CESSATION OF BUSINESS): the Borrower or any of its Related Bodies Corporate ceases, or threatens to cease, to carry on all or a substantial part of the Business;

                                                                           30.

                         (11) (VOID OR VOIDABLE): any Transaction Document is, becomes or is claimed by the Borrower or any of its Related Bodies Corporate to be, void, voidable or unenforceable in whole or in part;

                         (l2) (ILLEGALITY): at any time it is unlawful for the Borrower or any of its Related Bodies Corporate to perform any of its obligations under any Transaction Document to which it is a party;

                         (13) (FAILURE TO COMPLY WITH LAWS): the Borrower fails to duly and punctually comply with all statutes and other laws binding on it and the result is likely, in the reasonable opinion of the Financier, to have a material adverse effect on the Borrower's ability to perform its obligations under the Transaction Documents to which it is a party;

                         (14) (REDUCTION IN CAPITAL): without the Financier's prior written consent, the Borrower takes action to reduce its share capital (other than a reduction of share capital undertaken whilst the Borrower is solvent on terms approved by the Financier);

                         (15)       (RESERVE LIABILITY): without the
                                     Financier's prior written consent, any
                                     meeting of the Borrower is convened for the purpose of considering or passing a special resolution under section 188(2) of the Corporations Law or any such resolution is proposed at any meeting of the Borrower; or

                         (16) (MATERIAL ADVERSE CHANGE): any other event or series of events occurs, whether related or not, and including, without limitation, any material adverse change in the business assets or financial condition of the Borrower or the ALUT Trust which in the reasonable opinion of the Financier could affect the ability or willingness of the Borrower to perform, observe and fulfil all or any of its material obligations under any Transaction Document to which it is a party.

             12.2        FINANCIER'S RIGHTS ON EVENT OF DEFAULT

             If any Event of Default occurs, the Financier may by written notice to the Borrower:

                         (1) declare the Financier's obligations under this Agreement to be cancelled immediately and the same and the Facility will be cancelled immediately; and/or

                         (2) declare all money the payment of which forms part of the Obligations (including full cash cover for the aggregate face value of both Bills by way of security for the Borrower's indemnities in this Agreement) immediately due and payable, and the same shall thereupon be immediately due and payable.

                                                                           31.

             12.3        Review event

             It shall be a review event if (without the Financier's prior written consent) any change in the Control of the Borrower or the ALUT Trust occurs.


             12.4        Consequences of Review Event

             If all of the following conditions are satisfied:

                         (1)         a Review Event occurs;

                         (2) the Borrower fails to satisfy the Financier, within 28 days of the Review Event occurring, that the Review Event will not affect the ability or willingness of the Borrower to perform, observe and fulfill all or any of its obligations under any Transaction Document to which it is a party; and

                         (3) the Financier notifies the Borrower in writing of the Borrower's failure to satisfy the Financier of the matters referred to in paragraph (b),

             then an Event of Default shall be taken to have occurred at the time of the giving of the notice referred to in paragraph (c).

13.          ADDITIONAL INDEMNITY

             The Borrower agrees to indemnify the Financier and keep the Financier indemnified against any loss, cost or expenses which the Financier may sustain or incur as a consequence of:

                         (1) any sum payable by the Borrower under this Agreement not being paid when due; or

                         (2) the occurrence of any Event of Default or Potential Event of Default.

             Such losses, costs or expenses will include the amount determined in good faith by the Financier as being loss including loss or margin, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Financier to fund or maintain the Drawdown or amount.

14.          EXPENSES AND STAMP DUTIES

             14.1        Expenses

             The Borrower will on demand reimburse the Financier for, and keep the Financier indemnified against, all expenses including legal fees, costs and disbursements on a solicitor/own client basis assessed without the necessity of taxation incurred by the Financier in connection with:

                                                                           32.

                         (1) (PREPARATION): the preparation and execution of the Transaction Documents and any subsequent consent, agreement, approval or waiver thereunder or amendment thereto; and

                         (2) (ENFORCEMENT): the enforcement, attempted enforcement or the preservation of any rights under the Transaction Documents including, without limitation, any expenses incurred in the evaluation of matters of material concern to the Financier.

             14.2        Stamp Duties

                         (1) (PAYMENT OF ALL DUTIES): The Borrower must pay all stamp, loan transaction, registration and similar Taxes, including fines and penalties, financial institutions duty and debits tax which may be payable to or required to be paid by any applicable authority or determined to be payable in connection with the execution, delivery, performance or enforcement of the Transaction Documents or any payment, receipt or any other transaction contemplated by them.

                         (2) (INDEMNITY): The Borrower will indemnify and keep indemnified the Financier against any loss or liability incurred or suffered by it as a result of the delay or failure by the Borrower to pay Taxes.

15.          ASSIGNMENTS

             15.1        Assignments by the Financier

             The Financier may at any time assign or otherwise transfer all or any part of its rights under any Transaction Document to another bank or financial institution and may disclose to a proposed assignee or transferee information in the possession of the Financier relating to the Borrower.

             15.2        Assignments by the Borrower

             The Borrower cannot assign any part of its rights under any Transaction Document without the prior written consent of the Financier.

             15.3        Successors and assigns

             This Agreement is binding on and enures to the benefit of each party to it and that party's respective successors and permitted assigns.

16.          GOVERNING LAW AND JURISDICTION

             16.1        Governing law

             Each Transaction Document is governed by and construed in accordance with the laws of

                                                                           33.

             New South Wales.

             16.2        Jurisdiction

                         (1) (ACCEPTANCE OF JURISDICTION): The Borrower irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of New South Wales as the Financier may elect with respect to any legal action or proceedings which may be brought at any time relating in any way to any Transaction Document.

                         (2) (NO OBJECTION TO INCONVENIENT FORUM): The Borrower irrevocably waives any objection it may now or in the future have to the venue of


                                                                            34.

                                     any such action or proceedings and any
                                     claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

17.          MISCELLANEOUS

             17.1        Certificate of Financier

             A certificate in writing signed by an officer of the Financier certifying the amount payable by the Borrower under this Agreement to the Financier or stating any other act, matter or thing relating to any Transaction Document is conclusive and binding on the Borrower in the absence of manifest error on the face of the certificate.

             17.2        Notices

             Any notice or other communication which must be given, served or made under or in connection with any Transaction Document:

                         (1)         must be in writing in order to be valid;

                         (2) is sufficient if executed by the party giving, serving or making the same or on its behalf by any attorney, director, secretary, other duly authorised officer or solicitor of such party;

                         (3) will be deemed to have been duly given, served or made in relation to a person if it is delivered or posted by prepaid post to the address, or sent by facsimile to the number of that person set out herein (or at such other address or number as is notified in writing by that person to the other parties from time to time); and

                         (4)         will be deemed to be given, served or made:

                                     (1)          (in the case of prepaid post)
                                                  on the fifth day after the
                                                  date of posting;

                                     (2)          (in the case of facsimile) on
                                                  receipt of a transmission
                                                  report confirming successful
                                                  transmission; and

                                     (3)          (in the case of delivery by
                                                  hand) on delivery.

             The address and facsimile numbers of the parties for the purposes of this clause are:

             THE FINANCIER

             Address:                10 Spring Street, Sydney  NSW  2000

             Fax No:                 (02) 9321 2139
             Attention:  Kevin Moss

             THE COMPANY


                                                                           35.

             To each of:



                                                                           36.

             Omega Healthcare Investors, Inc
             905W. Eisenhower Circle
             Suite 110
             Ann Arbor, Michigan  48103
             Facsimile  0011 1 313 996 0020

             and:

             Omega (UK) Limited
             145 Cannon Street
             London EC4N 5BP
             Facsimile  0011 44 171 929 3555

             17.3        Continuing obligation

             Each Transaction Document constitutes a continuing obligation regardless of any settlement of account, intervening payment, express or implied revocation or any other matter or thing, until a final discharge has been given to the Borrower.

             17.4        Settlement conditional

             Any settlement or discharge between the Financier and the Borrower is conditional on any security or payment given or made to the Financier by the Borrower or any other person in relation to the Obligations not being avoided, repaid or reduced by virtue of any Insolvency Provision. If a security or payment is so avoided, repaid or reduced, the Financier will be entitled to recover its value or amount from the Borrower subsequently as if the settlement or discharge had not occurred.

             17.5        Further assurance

             The Borrower on demand by the Financier and at the entire cost and expense of the Borrower will perform all such acts and execute all such agreements, assurances and other documents and instruments as the Financier reasonably requires to perfect or improve the rights and powers afforded, created, or intended to be afforded or created, by any Transaction Document.

             17.6        Attorney

             The Borrower hereby irrevocably appoints:

                         (1)         the Financier;

                         (2) each director and secretary from time to time of the Financier;

                         (3) each person authorised by the Financier from time to time to execute cheques on its behalf (whether alone or jointly with any other person); and

                                                                           37.

                         (4)         any duly appointed agent of the Financier,



                                                                           38.

             jointly and severally the attorney of the Borrower, in the Borrower's name and on the Borrower's behalf, at any time after the occurrence of an Event of Default and in any manner as the Financier in its absolute discretion thinks fit to:

                         (5) deal with, execute, draw, accept, indorse or vary the terms of a Bill or execute and deliver all deeds, instruments and documents and do all acts necessary or proper for any such purpose;

                         (6) do all acts necessary or proper to further or fully assure any Transaction Document or a Bill to the Financier; and

                         (7) do all acts necessary or proper to perfect or improve the rights and powers afforded or created, or intended to be afforded or created, by any Transaction Document.

             17.7        Severability of provisions

             Any provision of any Transaction Document which is illegal, void or unenforceable will be ineffective to the extent only of the illegality, voidness or unenforceability without invalidating the remaining provisions of this Agreement or the Transaction Document.

             17.8        Transaction Documents

             Notwithstanding the collateral nature of the Transaction Documents, if any Event of Default occurs, the Financier is thereupon entitled to exercise the powers arising from each and every one of the Transaction Documents without the necessity of giving notice to any party to this Agreement or to any other person except to the extent required by the Transaction Document.

             17.9        Remedies cumulative

             The rights and remedies conferred by this Agreement on the Financier are cumulative and in addition to all other rights or remedies available to the Financier by law or by virtue of any Transaction Document.

             17.10       Waiver

             A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under any Transaction Document by the Financier will not in any way preclude or operate as a waiver of any further exercise or enforcement thereof or the exercise or enforcement of any other right, remedy, power or privilege thereunder or provided by law.

             17.11       Consents and approvals

             Where any act, matter or thing under any Transaction Document depends on the consent or approval of the Financier, then unless expressly provided otherwise in that document, that consent or approval may be given, given subject to any condition, or withheld in the


                                                                           39.

             absolute and unfettered discretion of the Financier.

             17.12       Written waiver, consent and approval

             Any waiver, consent or approval given by the Financier under any Transaction Document will only be effective and only binds the Financier if it is given in writing, or given verbally and subsequently confirmed in writing, and executed by the Financier or on its behalf by an officer for the time being of the Financier.

             17.13       Time of essence

             Time is of the essence in respect of the Borrower's obligations under the Transaction Documents.

             17.14       Professional fees

             Where the Financier has to make any determination (whether in respect of a Drawdown or otherwise), it may employ such consultants or persons as it in its absolute discretion thinks fit to assist in making that determination. The Borrower will reimburse the Financier for any fees paid by the Financier to any such persons on receipt of a written demand therefor, and will pay any fees due direct to any such persons on request by the Financier.

             17.15       Moratorium legislation

             To the fullest extent permitted by law, the provisions of all statutes whether existing now or in the future and whether operating directly or indirectly to lessen or otherwise to vary or affect in favour of the Borrower any obligation under any Transaction Document, or to delay or otherwise prevent or prejudicially affect the exercise of any rights or remedies conferred on the Financier under any Transaction Document, are hereby expressly waived, negatived and excluded.

             17.16       Mutual accounts

             The Borrower authorises the Financier without prior notice to set-off any amount owing by the Borrower under this Agreement, whether present or future, actual, contingent or prospective and on any account, against any liability whether present, future, actual, contingent or prospective of the Financier to the Borrower. The Financier is not obliged to exercise any of its rights under this clause, which is without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled whether by operation of law, contract or otherwise. The Financier may effect such currency exchanges as it considers appropriate in the exercise of any of its rights under this clause.

             17.17       Binding on each signatory

             Each Transaction Document is binding on each of the signatories notwithstanding that any one or more of the named parties does not execute it, that there is any invalidity, forgery

                                                                           40.

             or irregularity touching its execution, or that it is or becomes unenforceable, void or voidable against a named party.

             17.18       Counterparts

             This Agreement may be executed in a number of counterparts, all of which taken together will constitute one and the same document.

18.          NO REPRESENTATION BY OR RELIANCE ON THE FINANCIER

             The Borrower acknowledges that:

                         (1) it has relied upon its own inquiries as to the nature and extent of the entire relationship between itself and the Financier whether or not recorded in the Transaction Documents, and the nature and effect of the Transaction Documents; and

                         (2) it has not entered into any Transaction Document in reliance on or as a result of any representation, promise, statement, conduct or inducement to that party by or on behalf of the Financier otherwise than as embodied in the Transaction Documents.


                                                                           41.

                                   SCHEDULE 1

                                   PROPERTIES

Berkeley Village
(8 Lorraine Avenue, Wyong)
(Vol. 8624, Fol. 130, being Lot 2 in DP 711127)

Cherrywood Grove
(152-170 Sieben Drive, Orange)
(FI 27/837884 being Lot 27 in DP 837884)

Edgewood Park
(269 Beach Road, Denhams Beach)
(Vol 8643 Fol 95 being Lot 22 in DP 777719)

Endeavour
(79 Hawkesbury Road, Springwood)
(Vol 8641, Fol 117 being Lot 2 in DP 532226)

Glenmere
(100 Wahroonga Road, Kanwal)
(Vol 8644, Fol 38 being Lot 56 in DP 804916)

Hillside
(3 Violet Town Road, Mount Hutton)
(Vol 8638 fol 198 being Lot 100 in DP 802320)

Killarney Vale
(1 Daniel Close, Killarney Vale)
(FI 22/794053) and (Vol 8641 Fol 95,
being lots 3, 4, 5, 6, 7, 8, 9, 10, 11 and
12 in DP 732182)

Oban
(15 Sturgeon Street, Raymond Terrace)
(FI 16/37509, 2/37509, 3/37509, 4/37509, 5/37509,
6/37509 and 17/111507)

Seaside
(184 Garden Street, Warriewood)
(51/SP22115)

Tweed Heads
(Carramar Drive, West Tweed Heads)
(FI 1/719133, FI 11/736515 and Vol. 8644 Fol 37
(being Lot 10 in DP 736515)



                                                                           42.

                                   SCHEDULE 2

                                 DRAWDOWN NOTICE


To:          ABN AMRO Australia Limited, ACN 000 862 797

From:        Premier Care Australia Pty Limited, ACN 069 875 476

Date:        [                       ] 1998


                                 DRAWDOWN NOTICE

             BILL FACILITY AGREEMENT DATED [ ] 1998 BETWEEN PREMIER CARE AUSTRALIA PTY LIMITED IN ITS PERSONAL CAPACITY AND IN ITS CAPACITY AS TRUSTEE OF THE ALUT TRUST AND ABN AMRO AUSTRALIA LIMITED ("FACILITY AGREEMENT")

Dear Sirs

In accordance with clause 3.1 of the Facility Agreement we hereby request you to accept the Bills.

Terms used in this Drawdown Notice and defined in the Facility Agreement have the same meaning as in the Facility Agreement.

We confirm that:

(a) the representations and warranties contained in the Facility Agreement and deemed to be repeated by clause 11.4 of the Facility Agreement are true and correct as of the date of this Drawdown Notice and will be true and correct on the Drawdown Date as though made on that date; and

(b) no Event of Default or Potential Event of Default is subsisting at the date of this Drawdown Notice or will be subsisting at the Drawdown Date or may result from the acceptance of the Bills by ABN AMRO Australia Limited.


For and on behalf of
PREMIER CARE AUSTRALIA PTY LIMITED





-------------------------------------------
[Authorised Signatory of Borrower]

                                                                           43.

SIGNED as an agreement.

SIGNED for and on behalf of         )
PREMIER CARE AUSTRALIA PTY          )        -----------------------------
LIMITED by                          )        (Signature)

its Attorney under a Power of       )
Attorney dated       and who        )
declares that he has not received   )
any notice of the revocation of     )
such Power of Attorney in the       )
presence of:                        )


-------------------------------
(Signature of Witness)


-------------------------------
(Name of Witness in Full)




SIGNED for and on behalf of         )
ABN AMRO AUSTRALIA PTY LIMITED by   )
its Attorney under a Power of       )             ------------------------
Attorney dated       and who        )            (Signature)
declares that he has not received   )
any notice of the revocation of     )
such Power of Attorney in the       )
presence of:


-------------------------------
(Signature of Witness)


-------------------------------
(Name of Witness in Full)





                                                                           44.

                                TABLE OF CONTENTS




CLAUSE                                                    PAGE

1.           DEFINITIONS AND INTERPRETATION                 1

1.1          DEFINITIONS                                    1
1.2          INTERPRETATION                                 7

2.           THE FACILITY                                   9

2.1          COMMITMENT                                     9
2.2          PURPOSE                                        9
2.3          TERMINATION                                    9

3.           DRAWDOWN                                       9

3.1          NOTICE                                         9
3.2          CONTENTS OF DRAWDOWN NOTICE                    9
3.3          REQUIREMENTS OF DRAWDOWN NOTICE                9
3.4          THE BILLS                                     10
3.5          ACCEPTANCE                                    10

4.           CONDITIONS PRECEDENT                          10

4.1          CONDITIONS PRECEDENT                          10
4.2          FURTHER CONDITIONS PRECEDENT                  12
4.3          CERTIFICATION                                 12

5.           INDEMNITY AND CASH COVER                      12

6.           REPAYMENT                                     12

7.           INTEREST ON OVERDUE AMOUNTS                   12

7.1          PAYMENT OF INTEREST                           12
7.2          ACCRUAL OF INTEREST                           13

8.           FEES                                          13

8.1          ACCEPTANCE FEE                                13
8.2          ESTABLISHMENT FEE                             13
8.3          FEES NON-REFUNDABLE                           13

9.           PAYMENTS                                      13

                                                                           (2)

9.1          TIME AND PLACE                                               13
9.2          NO DEDUCTION FOR TAXES AND NO SET-OFF OR COUNTERCLAIM        13
9.3          MERGER                                                       14
9.4          CONVERSION OF FOREIGN CURRENCY RECEIPTS TO DOLLARS           14
9.5          COSTS OF CONVERSION                                          14
9.6          FOREIGN CURRENCY INDEMNITY                                   14

10.          ILLEGALITY AND INCREASED COSTS                               14

10.1         ILLEGALITY                                                   14
10.2         INCREASED COST                                               15

11.          REPRESENTATIONS AND WARRANTIES                               16

11.1         GENERAL REPRESENTATIONS AND WARRANTIES                       16
11.2         CORPORATE REPRESENTATIONS AND WARRANTIES                     17
11.3         TRUST REPRESENTATIONS AND WARRANTIES                         17
11.4         REPRESENTATIONS AND WARRANTIES REPEATED                      19
11.5         NO REPRESENTATION BY FINANCIER                               19

12.          UNDERTAKINGS                                                 19

12.1         GENERAL UNDERTAKINGS                                         19
12.2         UNDERTAKINGS RELATING TO THE SECURITY PROPERTY               22
12.3         TRUST UNDERTAKINGS                                           22

13.          DEFAULT AND TERMINATION                                      23

13.1         EVENTS OF DEFAULT                                            23
13.2         FINANCIER'S RIGHTS ON EVENT OF DEFAULT                       25
13.3         REVIEW EVENT                                                 25
13.4         CONSEQUENCES OF REVIEW EVENT                                 25

14.          ADDITIONAL INDEMNITY                                         26

15.          EXPENSES AND STAMP DUTIES                                    26

15.1         EXPENSES                                                     26
15.2         STAMP DUTIES                                                 26

16.          ASSIGNMENTS                                                  27

16.1         ASSIGNMENTS BY THE FINANCIER                                 27
16.2         ASSIGNMENTS BY THE BORROWER                                  27
16.3         SUCCESSORS AND ASSIGNS                                       27


                                                                         (3)

17.          GOVERNING LAW AND JURISDICTION                              27

17.1         GOVERNING LAW                                               27
17.2         JURISDICTION                                                27

18.          MISCELLANEOUS                                               28

18.1         CERTIFICATE OF FINANCIER                                    28
18.2         NOTICES                                                     28
18.3         CONTINUING OBLIGATION                                       29
18.4         SETTLEMENT CONDITIONAL                                      29
18.5         FURTHER ASSURANCE                                           29
18.6         ATTORNEY                                                    29
18.7         SEVERABILITY OF PROVISIONS                                  30
18.8         TRANSACTION DOCUMENTS                                       30
18.9         REMEDIES CUMULATIVE                                         30
18.10        WAIVER                                                      30
18.11        CONSENTS AND APPROVALS                                      30
18.12        WRITTEN WAIVER, CONSENT AND APPROVAL                        30
18.13        TIME OF ESSENCE                                             31
18.14        PROFESSIONAL FEES                                           31
18.15        MORATORIUM LEGISLATION                                      31
18.16        MUTUAL ACCOUNTS                                             31
18.17        BINDING ON EACH SIGNATORY                                   31
18.18        COUNTERPARTS                                                31

19.          NO REPRESENTATION BY OR RELIANCE ON THE FINANCIER           32

SCHEDULE 1 - PROPERTIES                                                  33

SCHEDULE 2 - DRAWDOWN NOTICE                                             34



                                                                         (4)

                                TABLE OF CONTENTS

CLAUSE                                                                   PAGE









                                                                             (5)

                                TABLE OF CONTENTS

CLAUSE                                                                   PAGE









                                                                             (6)

                         DEED OF GUARANTEE AND INDEMNITY









                                      DATE:








                      ABN AMRO FACILITIES AUSTRALIA LIMITED

                                   Beneficiary




                              OMEGA WORLDWIDE INC.

                                    Guarantor

                                TABLE OF CONTENTS

CLAUSE                                                              PAGE


1.           DEFINITIONS AND INTERPRETATION                           1

1.1          DEFINITIONS                                              1
1.2          INTERPRETATION                                           1

2.           GUARANTEE                                                2

2.1          GUARANTEE                                                2
2.2          PAYMENT BY GUARANTOR                                     2

3.           INDEMNITY                                                2

4.           LIMITED RECOURSE                                         3

5.           NATURE AND PRESERVATION OF LIABILITY                     3

5.1          ABSOLUTE LIABILITY                                       3
5.2          UNCONDITIONAL LIABILITY                                  3
5.3          NO MARSHALLING                                           5
5.4          VOID OR VOIDABLE TRANSACTIONS                            5
5.5          NO DOUBLE PROOF                                          6
5.6          SUSPENSE ACCOUNT                                         6
5.7          PROOF OF DEBT IN COMPETITION WITH BENEFICIARY            6
5.8          NO SET-OFF, COUNTERCLAIM, ETC.                           6
                                                                      6
5.9          CLAIM ON THE GUARANTOR                                   6
5.10         NO REPRESENTATION BY BENEFICIARY                         7
5.11         NO CONTRIBUTION                                          7

6.           CORPORATE REPRESENTATIONS AND WARRANTIES                 7

7.           PAYMENTS                                                 7

7.1          ON DEMAND                                                7
7.2          PAYMENT IN GROSS                                         7
7.3          APPROPRIATION OF PAYMENTS                                7
7.4          INTEREST                                                 8
7.5          MERGER                                                   8
7.6          NO SET-OFF OR DEDUCTION                                  8

8.           EXPENSES AND STAMP DUTY                                  8


                                                                      16.

8.1          EXPENSES                                                 8
8.2          STAMP DUTIES                                             8

9.           ASSIGNMENTS                                              9

10.          GOVERNING LAW AND JURISDICTION                           9

10.1         GOVERNING LAW                                            9
10.2         JURISDICTION                                             9

11.          MISCELLANEOUS                                            9

11.1         CERTIFICATE OF BENEFICIARY                               9
11.2         NOTICES                                                  9
11.3         CONTINUING OBLIGATION                                   10
11.4         FURTHER ASSURANCE                                       10
11.5         FORM OF DEMAND                                          10
11.6         SEVERABILITY OF PROVISIONS                              10
11.7         REMEDIES CUMULATIVE                                     10
11.8         WAIVER                                                  10
11.9         CONSENTS AND APPROVALS                                  11
11.10        WRITTEN WAIVER, CONSENT AND APPROVAL                    11
11.11        MORATORIUM LEGISLATION                                  11
11.12        DEBIT ACCOUNTS AND SET-OFF                              11
11.13        COUNTERPARTS                                            11

                                                                     17.

DEED OF GUARANTEE AND INDEMNITY made at Sydney on                       1998

BETWEEN                  ABN AMRO FACILITIES AUSTRALIA LIMITED, ACN 001 035 543
                         ("BENEFICIARY")

AND                      OMEGA WORLDWIDE INC., ("GUARANTOR")

THIS DEED PROVIDES

1.           DEFINITIONS AND INTERPRETATION

             1.1         DEFINITIONS

             In this Deed words which are defined in the Debenture Stock Trust Deed have the same meaning when sued in this Deed and:

             "ALUT TRUST" means the trust constituted by the deed of trust dated 11 August 1995 between the Debtor, Metlife Australia (Holdings) Pty Limited and FAI Deposit Co. Pty Limited.

             "DEBENTURE STOCK TRUST DEED" means the deed so entitled dated on or about the date of this Deed between the Debtor and the Beneficiary.

             "DEBTOR" means Premier Care Australia Pty Limited ACN 069 875 476 both in its personal capacity and in its capacity as trustee of the ALUT Trust.

             "MORTGAGE OF DEPOSIT" means the mortgage so entitled dated on or about the date of this Deed between the Beneficiary and the Guarantor.

             "SECURITY" means a mortgage, charge, pledge, lien, hypothecation, guarantee (including this Guarantee), indemnity, letter of credit, letter of comfort, performance bond, or other assurance against loss which secures the Secured Money or the performance of the Obligations, and whether existing at the date of this Deed or at any time in the future.

             1.2         INTERPRETATION

             In this Deed:

                         (1) headings are for convenience only and do not affect interpretation;

             and unless the context indicates a contrary intention:

                         (2) the expression "PERSON" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

                         (3) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation and, in the case of the trustee


                                                                          1.

                                     includes any substituted or additional
                                     trustee;

                         (4) a reference to this Deed, to a Transaction Document or to any other document, includes respectively this Deed, the Transaction Document or that other document as amended, varied, novated, supplemented, ratified or replaced from time to time;

                         (5) a reference to any legislation or to any statutory provision includes any statutory modification, re-write or re-enactment or any statutory provision substituted therefor, and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

                         (6) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

                         (7) a reference to a clause, schedule, annexure or part is a reference to a clause, schedule, annexure or part of this Deed;

                         (8) where any word or phrase is given a defined meaning, any other part of speech or grammatical form in respect of that word or phrase has a corresponding meaning;

                         (9) all accounting terms used in this Deed have the meaning given under accounting principles and practices generally accepted in Australia from time to time; and

                         (10) mentioning anything after "include", "includes" or "including" does not limit what else may be included.

2.           GUARANTEE

             2.1         GUARANTEE

             The Guarantor irrevocably and unconditionally guarantees to the Beneficiary the payment when due of the Secured Money and the performance by the Debtor of all of its Obligations.

             2.2         PAYMENT BY GUARANTOR

             If the Debtor does not pay the Secured Money when due, the Guarantor must on demand from time to time pay to the Beneficiary the Secured Money which is then due and payable.

3.           INDEMNITY

             As a covenant separate and distinct from that contained in clause 2.1, the Guarantor irrevocably and unconditionally agrees to indemnify the Beneficiary and at all times to keep the Beneficiary indemnified against any loss or damage suffered by the Beneficiary arising

                                                                          2.

             out of:

                         (1) any failure by the Debtor to pay the Secured Money duly and punctually; or

                         (2) any failure by the Debtor to observe or perform any of its obligations under any Transaction Document to which it is a party; or

                         (3) any Transaction Document being wholly or partly void, voidable or unenforceable against the Debtor for any reason and whether or not the Beneficiary knew or ought to have known of that reason, with the result, in any such case, that sums which would (but for the voidness, voidability, or unenforceability) have been Secured Money are not recoverable by the Beneficiary under clause 2.

4.           LIMITED RECOURSE

             A liability arising under this Guarantee and Indemnity or the Mortgage of Deposit is limited to and can only be enforced against the Guarantor to the extent to which it can be satisfied out of the Mortgaged Property (as defined in the Mortgage of Deposit). This limitation of the liability of the Guarantor applies despite any other provision of this Guarantee and Indemnity or the Mortgage of Deposit and extends to all liabilities and obligations of the Guarantor in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Guarantee and Indemnity or the Mortgage of Deposit.

             The Beneficiary may not seek to recover any loss it may suffer as a result of any failure of the Guarantor to comply with its obligations under this Guarantee and Indemnity or the Mortgage of Deposit other than by recourse to the Mortgaged Property. In particular, the Beneficiary may not apply to bankrupt the Guarantor, have the Guarantor wound up or prove in the winding up of the Guarantor.

5.           NATURE AND PRESERVATION OF LIABILITY

             5.1         ABSOLUTE LIABILITY

             Subject to clause 4, the liability of the Guarantor under this Deed arises immediately on execution and delivery of this Deed by the Guarantor, and:

                         (1) arises notwithstanding that any person expressed to be a party to this Deed does not execute and deliver this Deed, that there is any invalidity, forgery or irregularity in the execution or purported execution of this Deed by any person, or that this Deed is or becomes unenforceable against any such person for any reason; and

                         (2) is not conditional on the entering into by any other person of any other document or agreement which might benefit (directly or indirectly) the Guarantor, or on the satisfaction of any other



                                                                             3.

                                     condition.

             5.2         UNCONDITIONAL LIABILITY

             Subject to clause 4, the liability of the Guarantor under this Deed will not be affected by any thing which, but for this clause 5.2, would release the Guarantor from or reduce that liability, including but not limited to:

                         (1) (INVALIDITY ETC.): any Transaction Document being terminated or discharged (whether by any party thereto or by operation of law) or being or becoming void, voidable or unenforceable for any reason;

                         (2) (OTHER SECURITIES): the Beneficiary accepting or declining to accept any Security from any person;




                                                                              4.

                         (3) (TIME OR INDULGENCE): the Beneficiary granting or agreeing with the Guarantor or the Debtor to grant time, waiver or other indulgence or concession to, or making any composition or compromise with any person;

                         (4) (FORBEARANCE): the Beneficiary not exercising or delaying in the exercise of any remedy or right it has at any time to terminate or enforce its rights under this Deed, any Transaction Document or any Security;

                         (5) (VARIATION): any variation, novation or alteration to or substitution of this Deed, any Transaction Document or any Security, whether or not that variation, novation or alteration permits or results in a change in the amount of the Secured Money or a change in the date by which it must be paid;

                         (6) (RELEASE): the full, partial or conditional release or discharge by the Beneficiary or by operation of law of the Beneficiary or any other person from its obligations under any Transaction Document or any Security;

                         (7) (SECURITIES): the Beneficiary enforcing, releasing, disposing of, surrendering, wasting, impairing, destroying, abandoning, prejudicing, or failing or delaying to perfect, maintain, preserve, realise or enforce any Security, whether negligently or otherwise;

                         (8) (ACCOUNTS): the opening or operation of any new account with the Beneficiary by the Debtor;

                         (9) (CHANGE OF CONSTITUTION): any change for any reason in the name or manner in which the Beneficiary carries on business, including any change in any partnership, firm or association of which the Beneficiary is a member;

                         (10)        (DISCLOSURE): any failure by the
                                     Beneficiary to disclose to the Guarantor any material or unusual fact, circumstance, event or thing known by, or which ought to have been known by, the Beneficiary before or at any time after the date of this Deed;

                         (11) (PREJUDICIAL CONDUCT): any breach by the Beneficiary of any term of any Transaction Document or Security or any other act or omission (negligent or otherwise) of the Beneficiary with regard to any Transaction Document or any Security which is prejudicial to the interests of the Guarantor;

                         (12) (PREFERENCE): any claim by any person that a payment to, receipt by, or other transaction in favour of the Beneficiary in or towards


                                                                            5.

                                     satisfaction of the Secured Money is void, voidable or capable of being set aside under any law relating to bankruptcy, insolvency or liquidation being upheld, conceded or compromised;



                                                                        6.

                         (13) (ASSIGNMENT): the transfer, assignment or novation by the Beneficiary of all or any of its rights or obligations under any Transaction Document or Security to which it is a party; or

                         (14) (ADMINISTRATION): the provisions of section 440J of the Corporations Law so operating as to prevent or delay:

                                     (1)          the enforcement of this
                                                  Guarantee against the
                                                  Guarantor; and/or

                                     (2)          any claim for contribution
                                                  against the Guarantor.

             5.3         NO MARSHALLING

             The Beneficiary is under no obligation to marshal or appropriate in favour of the Guarantor or to exercise, apply, transfer or recover in favour of the Guarantor, any Security or any funds or assets that the Beneficiary holds, has a claim on, or is entitled to receive.

             5.4         Void Or Voidable Transactions

             If:

                         (1)         the Beneficiary has at any time released or

                                     (1)          the Guarantor from its
                                                  obligations under this Deed or
                                                  any Security executed by the
                                                  Guarantor; or

                                     (2)          any assets of the Guarantor
                                                  from a Security,

                         in either case in reliance on a payment, receipt or other transaction to or in favour of the Beneficiary;

                         (2) that payment, receipt or other transaction is subsequently claimed by any person to be void, voidable or capable of being set aside for any reason, including under a law relating to bankruptcy, insolvency or liquidation; and

                         (3)         that claim is upheld, conceded or
                                     compromised,

             then

                         (4) (RESTITUTION OF RIGHTS): the Beneficiary will immediately become entitled against the Guarantor to all such rights (including under any Security) as it had immediately before that release or discharge;

                         (5) (RESTORE BENEFICIARY'S POSITION): the Guarantor must immediately do all things and execute all documents as the Beneficiary may reasonably require to restore the Beneficiary all those rights; and




                                                                        7.

                         (6) (INDEMNITY): the Guarantor must indemnify and keep indemnified the Beneficiary against costs, losses and expenses suffered or incurred by the Beneficiary as a result of the upholding, concession or compromise of the claim.


             5.5         No double proof

             This Deed constitutes a guarantee of the whole of the Secured Money, even if the Beneficiary and the Guarantor have agreed or agree at any time that the Guarantor's liability under this Deed will be limited to a maximum amount. Accordingly, the Guarantor is not entitled to:

                         (1) lodge any proof of debt in the winding up of the Debtor;

                         (2)         exercise any right of subrogation; or

                         (3) otherwise be entitled to the benefit of any Security held by the Beneficiary,

             unless and until the Secured Money has been paid, discharged or recovered by the Beneficiary in full.

             5.6         Suspense account

             The Beneficiary may retain and carry to a suspense account and appropriate at the discretion of the Beneficiary any dividend received by the Beneficiary in the winding-up of the Debtor, plus any other sums received by the Beneficiary on account of the Secured Money, until the Beneficiary has received the full amount of the Secured Money.

             5.7         Proof of debt in competition with beneficiary

             The Guarantor must prove in the winding-up of the Debtor in respect of any claim it has against the Debtor other than a claim arising as a result of the Guarantor making a payment under this Deed, and agrees to hold any dividend received in respect of that proof on trust for the Beneficiary in or towards satisfaction of the Guarantor's obligations under this Deed. The Guarantor appoints the Beneficiary its attorney for the purposes of lodging a proof in the Guarantor's name, and authorises the Beneficiary to retain and to carry to a suspense account and appropriate at the discretion of the Beneficiary any amounts received in respect of that proof until, after taking the amount into account, the Beneficiary has recovered an amount equal to all of the Secured Money.

             5.8         No set-off, counterclaim, etc.


             The liability of the Guarantor under this Deed will not be reduced or avoided by any defence, set-off or counterclaim available to the Debtor against the Beneficiary.

                                                                       8.

             5.9         Claim on the guarantor

             The Beneficiary is not required to take any steps to enforce its rights under any Transaction Document or Security before enforcing its rights against the Guarantor under this Deed.

             5.10        No representation by beneficiary

             The Guarantor acknowledges that in entering into this Deed it has not relied on any representation, warranty or statement by the Beneficiary.

             5.11        No contribution

             The Guarantor must not make a claim under or enforce any right of contribution it may have against the Debtor unless and until the Secured Money has been paid, discharged or recovered by the Beneficiary in full.

6.           CORPORATE REPRESENTATIONS AND WARRANTIES

             The Guarantor represents and warrants to the Beneficiary that:

                         (1) (MEMORANDUM AND ARTICLES): the execution, delivery and performance of this Deed does not violate its constituent documents or any other document, agreement, law or rules by which it is bound;

                         (2) (CORPORATE POWER): it has taken all action required to enter into this Deed and to authorise the execution and delivery of this Deed and the performance of its obligations under this Deed;

                         (3) (FILINGS): it has filed all notices and effected all registrations with the Australian Securities Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law, and those filings and registrations are current, complete and accurate;

                         (4) (CORPORATE BENEFIT): the execution of this Deed is in the best commercial interests of the Guarantor; and

                         (5) (CONSIDERATION): this Deed is executed for valuable consideration, the receipt and adequacy of which the Guarantor acknowledges.

7.           PAYMENTS

             7.1         On demand

             All money payable by the Guarantor under this Deed must be paid on demand by the Beneficiary in immediately available funds to the account and in the manner notified from time to time by the Beneficiary to the Guarantor.

             7.2         Payment in gross




                                                                        9.

             All money received or recovered by the Beneficiary on account of the Secured Money will be treated as payments in gross.

             7.3         Appropriation of payments

             The Beneficiary may appropriate any money received by it under or in respect of this Deed or any Transaction Document or Security in the manner and order and at all times as the Beneficiary in its absolute discretion determines.

             7.4         Interest

             The Guarantor must on demand by the Beneficiary from time to time pay interest on all amounts due and payable by it and unpaid under or in respect of this Deed. Interest will accrue on those amounts from day to day from the due date up to the date of actual payment, before and (as a separate and independent obligation) after judgment, at the Specified Rate for successive 90 day interest periods commencing on the date of default and, if not paid when due, will itself bear interest in accordance with this clause 7.4.

             7.5         Merger

             If the liability of the Guarantor to pay to the Beneficiary any money under this Deed becomes merged in any judgment or order, then as an independent obligation the Guarantor must pay interest on the amount of that money at the rate which is the higher of that payable under clause 7.4 and that fixed by or payable under the judgment or order.

             7.6         No set-off or deduction

             All payments by the Guarantor under this Guarantee and Indemnity will be free of any set-off or counterclaim and without deduction or withholding for any present or future Taxes unless the Guarantor is compelled by law to make any deduction or withholding and if this is the case, the Guarantor must pay to the Beneficiary any additional amounts as are necessary to enable the Beneficiary to receive, after all those deductions and withholdings, a net amount equal to the full amount which would otherwise have been payable had no deduction or withholding been required to be made.

8.           EXPENSES AND STAMP DUTY

             8.1         Expenses

             The Guarantor must on demand indemnify and keep the Beneficiary indemnified against all expenses, including legal fees, costs and disbursements on a solicitor/own client basis, incurred by the Beneficiary in connection with:

                         (1) (PREPARATION): the negotiation, preparation and execution of this Deed and any subsequent consent, agreement, approval or waiver hereunder or amendment to it; and


                                                                        10.

                         (2) (ENFORCEMENT): the enforcement, attempted enforcement or preservation of any rights under this Deed.

             8.2         STAMP DUTIES

             The Guarantor must:

                         (1) (PAYMENT OF ALL DUTIES): pay all stamp duties, registration and similar Taxes, including fines and penalties, financial institutions duty and debits tax in connection with the execution, delivery, performance, enforcement, or attempted enforcement of this Deed or any payment or other transaction under or contemplated in this Deed; and

                         (2)         (INDEMNITY): indemnify and keep
                                     indemnified the Beneficiary against any
                                     loss or liability incurred or suffered by it as a result of the delay or failure by the Guarantor to pay Taxes.

9.           ASSIGNMENTS

             The Beneficiary may at any time assign or otherwise transfer all or any part of its rights under this Deed and may disclose to a proposed assignee or transferee any information in the possession of the Beneficiary relating to the Guarantor.

10.          GOVERNING LAW AND JURISDICTION

             10.1        Governing law

             This Deed is governed by and will be construed in accordance with the laws of New South Wales.

             10.2        Jurisdiction

                         (1) (ACCEPTANCE OF JURISDICTION): The Guarantor irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

                         (2) (NO OBJECTION TO INCONVENIENT FORUM): The Guarantor irrevocably waives any objection it may now or in the future have to the venue of any action or proceeding, and any claim it may now or in the future have that any action or proceeding has been brought in an inconvenient forum.

11.          MISCELLANEOUS

             11.1        Certificate of beneficiary




                                                                        11.

             A certificate in writing of the Beneficiary certifying the amount payable by the Debtor or the Guarantor to the Beneficiary or stating any other act, matter or thing relating to this Deed, any Transaction Document or any Security will be conclusive and binding on the Guarantor in the absence of manifest error on the face of the certificate.

             11.2        Notices

             Every notice or other communication to be given or made under or arising from this Deed:

                         (1)         must be in writing;

                         (2)         must be signed by a person duly authorised

                         (3) will be deemed to have been duly given or made to a person if delivered or posted by prepaid post to the address, or sent by fax to the fax number of that person set out in from time to time; and

                         (4)         will be deemed to be given or made:

                                     (1)          (in the case of prepaid post)
                                                  on the fifth day after the
                                                  date of posting;
                                     (2)          (in the case of delivery by
                                                  hand) on delivery;
                                     (3)          (in the case of fax) on
                                                  receipt of a transmission
                                                  report confirming successful
                                                  transmission.

             11.3        Continuing obligation

             This Deed will be a continuing obligation notwithstanding any termination by the Guarantor, settlement of account, intervening payment, express or implied revocation or any other matter or thing, and continues to entitle the Beneficiary to the due and punctual payment of any of Secured Money which becomes due or owing or is incurred after termination, settlement of account, payment, revocation or other matter or thing until a final discharge has been given to the Guarantor.

             11.4        Further assurance

             The Guarantor will immediately on demand by the Beneficiary and at the entire cost and expense of the Guarantor, perform all things and execute all agreements, assurances and other documents as the Beneficiary reasonably requires, to perfect or give effect to the rights and powers of the Beneficiary created, or intended to be created, by this Deed.

             11.5        Form of demand

             A demand on the Guarantor for payment under this Deed may be in the form and contain any information as the Beneficiary determines. It need not specify the amount of the Secured Money, nor the method or basis of calculation of all or any part of the Secured Money, including without limitation amounts of, or in the nature of interest.


                                                                        12.

             11.6        Severability of provisions

             Any provision of this Deed which is illegal, void or unenforceable will be ineffective to the extent only of that illegality, voidness or unenforceability without invalidating the remaining provisions.

             11.7        Remedies cumulative

             The rights and remedies conferred by this Guarantee and Indemnity on the Beneficiary are cumulative and in addition to all other rights or remedies available to the Beneficiary by law or by virtue of any Transaction Document or Security.

             11.8        Waiver

             A failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of any right, remedy, power or privilege under this Deed by the Beneficiary will not in any way preclude or operate as a waiver of any further exercise or enforcement of it, or the exercise or enforcement of any other right, remedy, power or privilege under this Deed or provided by law.

             11.9        Consents and approvals

             Where under this Deed the consent or approval of the Beneficiary is required to any act or thing, then unless expressly provided otherwise in this Deed, that consent or approval may be given or withheld in the absolute and unfettered discretion of the Beneficiary.

             11.10       Written waiver, consent and approval

             Any waiver, consent or approval given by the Beneficiary under this Guarantee and Indemnity will only be effective and will only bind the Beneficiary if it is given in writing, or given verbally and subsequently confirmed by the Beneficiary in writing.

             11.11       Moratorium legislation

             To the fullest extent permitted by law, the provisions of all legislation whether existing now or in the future, operating directly or indirectly:

                         (1) to lessen or otherwise to vary or affect in favour of the Guarantor any obligation under this Deed; or

                         (2)         to delay or otherwise prevent or
                                     prejudicially affect the exercise of any rights or remedies conferred on the Beneficiary under this Guarantee and Indemnity,

             are expressly waived and excluded.

             11.12       Debit accounts and set-off






                                                                        13.

             The Beneficiary may without prior notice to the Guarantor set-off any amount which or may become owing, actually or contingently and on any account whatsoever by the Beneficiary to the Guarantor against any liability actual or contingent of the Guarantor to the Beneficiary under this Deed. The rights of the Beneficiary under this clause 11.12 are without prejudice and in addition to any other right or remedy to which it is at any time entitled.

             11.13       Counterparts

             This Guarantee and Indemnity may be executed in any number of counterparts and by the different parties on different counterparts, each of which constitutes an original of this Deed, and all of which together constitute one and the same instrument.


EXECUTED as a deed.


SIGNED SEALED AND DELIVERED                    )
for and on behalf of                           )  ------------------------------
ABN AMRO FACILITIES AUSTRALIA                  )  (Signature)
LIMITED, ACN 001 035 543 by                    )
                                               )
its Attorney under a Power of Attorney         )
dated              and who declares that he    )
has not received any notice of the revocation  )
of such Power of Attorney in the presence      )
of:                                            )

---------------------------------------------
(Signature of Witness)


---------------------------------------------
(Name of Witness in Full)




                                                                        14.

SIGNED SEALED AND DELIVERED                    )
for and on behalf of                           ) -------------------------------
OMEGA WORLDWIDE INC.,  by                      ) (Signature)
                                               )
its Attorney under a Power of Attorney         )
dated                 and who declares that he )
has not received any notice of the revocation  )
of such Power of Attorney in the presence      )
of:


---------------------------------------------
(Signature of Witness)

---------------------------------------------
(Name of Witness in Full)





                                                                        15.

                               MORTGAGE OF DEPOSIT










                                      DATE:








                              OMEGA WORLDWIDE, INC.

                                    Mortgagor




                      ABN AMRO FACILITIES AUSTRALIA LIMITED

                                    Mortgagee

DEED OF MORTGAGE made at Sydney on                                          1998

BETWEEN                  OMEGA WORLDWIDE, INC. ("MORTGAGOR")

AND                      ABN AMRO FACILITIES AUSTRALIA LIMITED, ACN 001 035 543
                         ("MORTGAGEE")


THIS DEED PROVIDES

1.           DEFINITIONS AND INTERPRETATION

             1.1         Definitions

             In this Mortgage words which are defined in the Debenture Stock Trust Deed have the same meaning when used in this Mortgage and:

             "DEBENTURE STOCK TRUST DEED" means the deed so entitled between Premier Care Australia Pty Limited and the Mortgagee dated on or about the date of this Mortgage.

             "DEPOSIT ACCOUNT" means the account opened and maintained by the Mortgagor with the Depositee and identified by the account name "Omega Worldwide, Inc." and account number 86660127.

             "DEPOSITED SUM" means the sum of $10,000,000 credited to the Deposit Account on or prior to the date of this Mortgage and all other money that is at any time during the currency of this Mortgage deposited in or standing to the credit of the Deposit Account.

             "DEPOSITEE" means ABN AMRO N.V., Australian Branch or such other person as the Mortgagee may approve.

             "GUARANTEE" means the Deed of Guarantee and Indemnity dated on or about the date of this Deed between the Mortgagor and the Mortgagee.

             "GUARANTEED MONEY" means all money which is or may become owing by the Mortgagor under or by reason of the Guarantee and includes amounts which:

             (a)         are liquidated or unliquidated;

             (b)         are present, prospective or contingent;

             (c) are owing or become owing upon or after the date of this Deed;

             (d) relate to the payment of money or the performance or omission of any act; or

             (e)         accrue as the result of any Event of Default,

             and irrespective of:

             (f) whether the Mortgagor is liable or obligated solely, or jointly or jointly and severally with another person;




                                                                              2.

             (g) the circumstances in which the Mortgagee comes to be owed the relevant sum, or in which the relevant sum comes to be secured by this Deed, including the assignment of any liability or obligation or of this Deed; and

             (h) the capacity in which the Mortgagor comes to owe such liability (including acting as trustee for any person or group of persons).

             "ISOLATED" means, in respect of an account, free from any banker's right to combine that account with any other account or right of set-off not arising under an Insolvency Provision.

             "MORTGAGED PROPERTY" means all of the Mortgagor's right, title and interest, both present and future, of the Mortgagor in or to:

                         (1)         the Deposited Sum;

                         (2) all accretions including interest from time to time paid, payable or accrued thereon whether credited to the Deposit Account or not; and

                         (3) all books, records or documents of account evidencing or recording the Deposited Sum.

             "WITHDRAWAL RESTRICTION" means any flawed asset agreement relating to the Deposit Account or term of the Deposit Account requiring greater than 24 hours' notice for any withdrawal or imposing any other condition upon withdrawal.

             1.2         Interpretation

             In this Mortgage:

                         (1) headings are for convenience only and do not affect interpretation; and

             unless the context indicates a contrary intention:

                         (2) the expression "PERSON" includes an individual, the estate of an individual, a body politic, a corporation, and a statutory or other authority or association (whether incorporated or unincorporated);

                         (3) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation and, in the case of a trustee includes any substituted or additional trustee;

                         (4) a reference to the Deposited Sum or the Mortgaged Property includes any part of it;

                         (5) a reference to this Mortgage, to a Transaction Document or to any


                                                                              3.

                                     other document includes respectively this
                                     Mortgage, the Transaction Document or that other document as amended, varied, novated, supplemented, ratified or replaced from time to time;

                         (6) a reference to any legislation or to any statutory provision includes any statutory modification, rewrite or re-enactment or any statutory


                                                                              4.

                                     provision substituted therefor, and all
                                     ordinances, by-laws, regulations and other statutory instruments issued thereunder;

                         (7) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

                         (8) a reference to a clause is a reference to a clause of this Mortgage;

                         (9) where any word or phrase is given a defined meaning, any other part of speech or grammatical form in respect of that word or phrase has a corresponding meaning;

                         (10) mentioning anything after "include", "includes" or "including" does not limit what else may be included; and

                         (11) the Mortgagor and the Mortgagee agree that this Mortgage is a "Transaction Document" and a "Collateral Security" as defined in and for the purposes of the Debenture Stock Trust Deed.

2.           THE MORTGAGE

             2.1         The Mortgage

             By this Mortgage the Mortgagor transfers and assigns absolutely all of the Mortgaged Property to the Mortgagee, as security for the payment in full to the Mortgagee of all the Guaranteed Money, subject to clause 2.2.

             2.2         Discharge

             Subject to clause 10.5, on the payment in full to the Mortgagee of all the Guaranteed Money, the Mortgagee will, if requested by the Mortgagor and at the Mortgagor's cost, execute and do all acts and things as may be necessary to release and reassign the Mortgaged Property to the Mortgagor.

             2.3         Prospective Liability

             For the purpose only of section 282(3) of the Corporations Law the specified maximum amount of the prospective liability secured by this Mortgage is $200,000,000. The nature of the prospective liability is as shown on the notice lodged with this Mortgage with the Australian Securities Commission. Nothing in this clause 2.3 will limit, or put the Mortgagee under any obligation to do any act or thing so as to increase, the amount of the money secured by this Mortgage.

             2.4         Collateral To Debenture Stock Trust Deed

             This Mortgage is collateral to and secures the same monies as are secured by the Debenture Stock Trust Deed.


                                                                              5.

             2.5         Limited Recourse

             A liability arising under this Mortgage or the Guarantee is limited to and can only be enforced against the Mortgagor to the extent to which it can be satisfied out of the Mortgaged Property. This limitation of the liability of the Mortgagor applies despite any other provision of this Mortgage and extends to all liabilities and obligations of the Mortgagor in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Mortgage or the Guarantee.

             The Mortgagee may not seek to recover any loss it may suffer as a result of any failure of the Mortgagor to comply with its obligations under this Mortgage or the Guarantee other than by recourse to the Mortgaged Property. In particular, the Beneficiary may not apply to bankrupt the Mortgagor, have the Mortgagor wound up or prove in the winding up of the Mortgagor.

3.           REPRESENTATIONS AND WARRANTIES

             3.1         General Representations And Warranties

             The Mortgagor represents and warrants to the Mortgagee:

                         (1) (GOOD TITLE): the Mortgagor has good right to mortgage the Mortgaged Property in the manner provided in this Mortgage and the Mortgaged Property is absolutely free of all Encumbrances and Withdrawal Restrictions;

                         (2) (DEPOSIT ACCOUNT ISOLATED): the Deposit Account is Isolated; and

                         (3) (STATUTES): the Mortgagor has complied with all Statutes in relation to the Mortgaged Property.

             3.2         Representations and warranties repeated

             Each representation and warranty in clause 3.1 will be repeated on each day whilst any of the Guaranteed Money remains outstanding (whether or not then due for payment) with reference to the facts and circumstances then subsisting, as if made on each such day.

4.           PROVISION OF INFORMATION

             The Mortgagor will furnish to the Mortgagee promptly any information regarding the Mortgaged Property as the Mortgagee from time to time reasonably requires.

5.           COVENANTS CONCERNING THE MORTGAGED PROPERTY

             5.1         Restrictions in relation to the Mortgaged Property


                                                                              6.

             The Mortgagor will not without the prior written consent of the Mortgagee (which will not be unreasonably withheld) or as expressly permitted in any other Transaction Document:

                         (1) (MAINTAIN DEPOSIT ACCOUNT): withdraw the Deposited Sum, and the Mortgagor agrees with the Mortgagee that it will hold any part of the Deposited Sum withdrawn in breach of this clause 5.1(a) on trust for the Mortgagee;

                         (2) (NO ENCUMBRANCES): create, purport or attempt to create or permit to exist:



                                                                              7.

                                     (1)          any Encumbrance however
                                                  ranking over the Mortgaged
                                                  Property; or

                                     (2)          any Withdrawal Restriction in
                                                  respect of the Deposit
                                                  Account;

                         (3) (NO SALE ETC): convey, assign, transfer or otherwise dispose or part with possession of or create, or permit to exist any other interest in any or all of the Mortgaged Property whilst the Mortgaged Property is subject to this Mortgage, and the Mortgagor agrees with the Mortgagee that any purported assignee or transferee of the Mortgaged Property taking in breach of this clause 5.1 will do so subject to the terms of this Mortgage;

                         (4) (NOT TO PREJUDICE): do or permit any act, omission or thing whereby the Mortgaged Property becomes or could be liable to surrender, forfeiture or cancellation or becomes prejudiced in any manner or the value of this Mortgage as a security to the Mortgagee becomes or could be materially lessened; or

                         (5) (STEP): take any step towards doing any of these things.

             5.2         Protection Of Mortgaged Property

             The Mortgagor will take or defend all such legal proceedings at the direction of the Mortgagee but at the sole cost of the Mortgagor as the Mortgagee considers necessary or desirable for the preservation, protection or recovery of all or any part of the Mortgaged Property.

6.           EVENTS OF DEFAULT

             If any Event of Default occurs and while it subsists, at the option of the Mortgagee and notwithstanding any delay or previous waiver of the right to exercise that option, the Guaranteed Money becomes immediately due and payable on demand, and all Powers not previously exercisable become exercisable.

7.           POWERS ON DEFAULT

             7.1         Powers On Default

             Subject to clause 2.5, at any time after the Guaranteed Money has become due and payable or an Event of Default has occurred, the Mortgagee will be entitled to exercise any one or more of the following powers without prejudice to any other right or remedy it may have, as it in its absolute discretion thinks fit:

                         (1) (TO TAKE POSSESSION AND COLLECT): to take possession or control of or make use of the Mortgaged Property or relinquish such possession or control;



                                                                              8.

                         (2) (TO CONVERT TO MONEY): to convert, liquidate and reduce the Mortgaged Property into money;

                         (3) (TO APPROPRIATE MONEY): to appropriate, set-off or otherwise deal with the Mortgaged Property in or towards payment of the Guaranteed Money and for that purpose may make a demand upon the Depositee for payment of the Deposited Sum;

                         (4) (TO ENGAGE): to engage consultants, contractors, professional advisers, agents and employees at such salaries or remuneration as the Mortgagee thinks fit and the Mortgagee may act upon any advice given by that person;

                         (5)         (TO INVEST PROCEEDS AGAINST CONTINGENCIES):
                                     if any of the Guaranteed Money is
                                     contingent, to invest, deposit or hold the Mortgaged Property in a form or mode of investment for the time being as the Mortgagee in its absolute discretion thinks fit, with like power to vary, transpose or re-invest the investments or deposits from time to time until such part of the Guaranteed Money ceases to be contingent;

                         (6) (TO PERFORM CONTRACTS): to perform, observe, carry out, enforce specific performance of, exercise or refrain from exercising, the Mortgagor's rights and powers under, obtain the benefit of, and vary or rescind all contracts and rights forming part of the Mortgaged Property or entered into in the exercise of any Power;

                         (7) (TO TAKE PROCEEDINGS): to institute, conduct or defend any proceedings in law, equity or bankruptcy, and to submit to arbitration, mediation or conciliation, in the name of the Mortgagor or otherwise and on any terms, any proceeding, claim, question or dispute in connection with the Mortgaged Property or otherwise;

                         (8) (TO COMPROMISE): to make any settlement, arrangement or compromise regarding any action, proceeding or dispute arising in connection with the Mortgaged Property, to grant to any person involved time or other indulgence, and to execute all related releases or discharges as the Mortgagee thinks fit;

                         (9) (TO OPERATE CREDIT ACCOUNTS): to operate to the exclusion of the Mortgagor any credit account comprising any part of the Mortgaged Property whether alone or jointly, and to withdraw any money to the credit of that account;

                         (10) (TO DO ALL OTHER THINGS NECESSARY): to do all things necessary to perform, observe and fulfil any of the Mortgagor's covenants contained in this Mortgage; and



                                                                              9.

                         (11) (MORTGAGEE'S DISCRETION): to do all other acts and things without limitation as the Mortgagee thinks expedient.

             7.2         Mortgagee may make good default

             If the Mortgagor defaults in duly performing, observing and fulfilling any of the Obligations, the Mortgagee may, without prejudice to any other Power, do all things and pay all money necessary or expedient in the opinion of the Mortgagee to make good or to attempt to make good that default to the satisfaction of the Mortgagee.

             7.3         Notice For exercise Of Powers

                         (1) The Powers may be exercised by the Mortgagee and the Receiver immediately on or at any time after the Guaranteed Money becomes payable or an Event of Default occurs, without any notice or lapse of time being necessary unless required by a law which cannot be excluded or by any inconsistent provision in this Mortgage.

                         (2)         One day is fixed as the period for which:

                                     (1)         default must continue in the
                                                 payment of any part of the
                                                 Guaranteed Money, including
                                                 interest, before the Mortgagee
                                                 may serve any notice in
                                                 writing as required by any
                                                 Statute affecting the Powers;
                                                 and

                                     (2)         default must continue after
                                                 the service of notice before
                                                 any power of sale may be
                                                 exercised.

8.           POWER OF ATTORNEY

             8.1         Appointment

                         (1) The Mortgagor irrevocably appoints the Mortgagee, each director, manager and attorney from time to time of the Mortgagee, severally, as attorney of the Mortgagor, with power at any time after the occurrence of an Event of Default to:

                                     (1)          do all acts which ought to be
                                                  done by the Mortgagor under
                                                  this Mortgage or to exercise
                                                  any Power;

                                     (2)          demand, sue for, recover and
                                                  receive the Mortgaged Property
                                                  from any person, in the name
                                                  of and on behalf of the
                                                  Mortgagor, or in the name of
                                                  the Mortgagee or an attorney
                                                  appointed under this Mortgage;

                                     (3)          take further action and to
                                                  execute further instruments
                                                  which are, or are in the
                                                  opinion of the Mortgagee,
                                                  either necessary to more
                                                  satisfactorily secure the
                                                  payment of the Guaranteed
                                                  Money or are expedient in
                                                  relation to the



                                                                             10.

                                                  Mortgaged Property; and

                                     (4)          appoint (and remove at will)
                                                  at any time any person(s) as a
                                                  substitute(s) for an attorney
                                                  or attorneys.

                         (2) The Mortgagor ratifies and confirms now and for the future all actions lawfully undertaken by or on behalf of its attorney under this Power of Attorney.

                         (3) The Mortgagor declares that this Power of Attorney will continue in force until all actions taken under it have been completed, notwithstanding the discharge of this Mortgage or any of the agreements or arrangements to which it refers.



                                                                             11.

             8.2         Appointment Not To Restrict Mortgagee

             No appointment by the Mortgagee of a substitute or substitutes under clause 8.1 will, unless the Mortgagee otherwise directs in writing, in any way fetter or limit the powers of the Mortgagee or any other substitute or substitutes.

9.           APPLICATION OF MONEY

             9.1         Priority Of Payments

             All money received by the Mortgagee as a result of the exercise of the Powers may be applied in the following order:

                         (1) (INCIDENTAL TO EXERCISE OF POWERS): in payment of all costs, charges, expenses and disbursements incurred in or incidental to the exercise or attempted exercise of any of the Powers;

                         (2) (OUTGOINGS): in payment of any other outgoings as the Mortgagee thinks fit;

                         (3) (PAYMENT OF GUARANTEED MONEY): in payment of the balance of the Guaranteed Money then owing or contingently or prospectively owing, whether or not due and payable;

                         (4) (SUBSEQUENT ENCUMBRANCES): in payment of subsequent Encumbrances of which the Mortgagee is aware in the order of their priority; and

                         (5) (SURPLUS): the surplus (if any) belongs to the Mortgagor but does not carry interest.

             9.2         Money Received

             In applying any money towards satisfaction of the Guaranteed Money, the Mortgagor will be credited only with so much of the money available for that purpose as will be actually received by the Mortgagee and not required for whatever reason to be disgorged, any credit to date from the time of receipt.

             9.3         Application Of Payments Or Credits

             Each of the Mortgagee has an absolute discretion to apply any payment or credit received by it under this Mortgage in reduction of any part or parts of the Guaranteed Money, whenever and on whatever account it became secured, notwithstanding any principle or presumption of law to the contrary or any direction given at the time of receipt, and without the need to communicate its election to any person.

             9.4         Reliance On Certificate



                                                                             12.

             In making any payment to any other Encumbrancee under clause 9.1, the Mortgagee may rely on a certificate from that Encumbrancee as to the amount secured, and is not bound to enquire as to the accuracy of the certificate or whether the amount referred to is validly secured by the Encumbrance.

10.          LIABILITY AND RELEASE

             10.1        Continuing obligation

             This Mortgage constitutes a continuing obligation regardless of any settlement of account, intervening payment, express or implied revocation, or any other matter or thing. Without limiting the generality of the foregoing, each indemnity in this Mortgage is a separate additional and continuing obligation and will survive the discharge of this Mortgage. Unless otherwise agreed, payment by the Mortgagee will not be a pre-condition to liability under any indemnity.

             10.2        Personal liability

             Notwithstanding any payout figure quoted or other form of account stated by the Mortgagee, and notwithstanding the rule in Groongal Pastoral Company Limited (In Liquidation) v. Falkiner (1924) 35 CLR 157, no grant of full or partial satisfaction of or discharge from this Mortgage by the Mortgagee will release the Mortgagor from personal liability under this Mortgage or under any Transaction Document until all the Guaranteed Money has in fact been received by the Mortgagee and is not liable to be disgorged for any reason, notwithstanding that the quotation or statement of account has arisen from the mistake, negligence, error of law or error of fact of the Mortgagee, its servants or agents.

             10.3        Settlement conditional

             Any settlement or discharge between the Mortgagor and the Mortgagee is conditional on any security or payment given or made to the Mortgagee by the Mortgagor or any other person in relation to the Obligations not being avoided, repaid or reduced by virtue of any Insolvency Provision. If the security or payment is avoided, repaid or reduced, the Mortgagee will be entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Mortgagor subsequently as if that settlement or discharge had not occurred.

             10.4        Mortgagor's liability not affected

             This Mortgage and the liability of the Mortgagor under this Mortgage will not be affected or discharged by any of the following:

                         (1) (INDULGENCE): the granting to the Mortgagor or to any other person of any time or other indulgence or consideration;

                         (2) (TRANSACTION DOCUMENTS): the Mortgagee failing or neglecting



                                                                             13.

                                    to recover by the realisation of any
                                    Transaction Document, other security or
                                    otherwise any of the Guaranteed Money;

                         (3) (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Mortgagee or any other person;

                         (4) (RELEASE): the release, discharge, abandonment or transfer, whether wholly or partially and with or without consideration, of any Transaction Document, other security, judgment or negotiable instrument held from time to time or recovered by the Mortgagee from or against the Mortgagor or any other person; or

                         (5)        (ANY OTHER THING): any other matter or
                                    thing.

             10.5        Release Of Mortgaged Property

             The Mortgagee will be under no obligation to grant a release of the Mortgaged Property from this Mortgage unless at the time the release is to be provided, none of the Guaranteed Money is owing (whether actually contingently or prospectively), none of the Obligations remain to be performed and it is not reasonably foreseeable that there could be any such money owing or Obligations to be performed at a future time.

11.          PROTECTION AND INDEMNITY

             11.1        Waiver By Mortgagor

             The Mortgagor waives in favour of the Mortgagee:

                         (1) all rights against the Mortgagee and any other person, estate or assets as far as is necessary to give effect to any provision of this Mortgage;

                         (2) promptness and diligence on the part of the Mortgagee, and any other requirement that the Mortgagee take any action or exhaust any right against any other person before enforcing this Mortgage; and

                         (3) all rights inconsistent with the provisions of this Mortgage, including any rights of contribution or subrogation which the Mortgagor might otherwise be entitled to claim or enforce.

             11.2        No liability for loss

             The Mortgagee will not be liable or otherwise accountable for any omission, delay, mistake, loss, or irregularity in or concerning the exercise, attempted exercise, non-exercise or purported exercise of any Power, except for actual fraud or wilful misconduct.

             11.3        No liability to account


                                                                             14.

             The Mortgagee will not, by reason of the Mortgagee entering into possession of the Mortgaged Property, be liable to account as mortgagee or chargee in possession, or for anything except actual receipts, or be liable for any loss on realisation, or for any default, omission, delay or mistake for which a mortgagee or chargee in possession might be liable.

             11.4        No conflict

             The Mortgagee may exercise any Power notwithstanding that the exercise of that Power involves a conflict between any duty owed to the Mortgagor by the Mortgagee and any duty owed by the Mortgagee to any other person, or the interests of the Mortgagee. No contract will be void or voidable by virtue of any such conflict of duty or interest, nor will the Mortgagee be liable to account to the Mortgagor or any other person for any money or property as a result of such conflict.

             11.5        No notice or enforcement

             The Mortgagee need not give any notice of this Mortgage to the Depositee or to any other person, or enforce payment of any money payable to the Mortgagor, or realise any of the Mortgaged Property, or take any steps or proceedings for that purpose.

             11.6        Indemnity

             The Mortgagor will on demand indemnify and keep the Mortgagee indemnified in respect of all costs, expenses, liabilities and losses incurred by the Mortgagee:

                         (1) in the exercise, attempted exercise or non-exercise of any Power, including (without limitation) those consequent on any mistake, oversight, error of judgment or want of prudence on the part of the Mortgagee, unless the same is due to actual fraud or wilful misconduct;

                         (2) as a consequence of the occurrence of any Event of Default;

                         (3) as a consequence of any call made or any other money payable or other liability arising in relation to the Mortgaged Property;

                         (4)         by reason of this Mortgage; and

                         (5) in respect of any act or omission for which the Mortgagee is exonerated by this Mortgage,

             and the Mortgagor will defend all actions, proceedings, claims or demands brought by any person in relation to any matter the subject of this indemnity.

             11.7        Protection of persons dealing with Mortgagee



                                                                             15.

             No person acquiring any money or asset from or paying or handing over any money or asset to or otherwise dealing with the Mortgagee or any attorney appointed under this Mortgage, or to whom is tendered for registration an instrument executed by the Mortgagee or any attorney appointed under this Mortgage will be:

                         (1)         bound to inquire:

                                     (1)          whether any Event of Default
                                                  has occurred;

                                     (2)          whether any of the Guaranteed
                                                  Money is owing or payable;

                                     (3)          whether the attorney has been
                                                  properly appointed;

                                     (4)          as to the propriety or
                                                  regularity of the exercise or
                                                  purported exercise of any
                                                  Power; or

                                     (5)          as to any other matter or
                                                  thing;

                         (2) affected by actual or constructive notice that any transaction, document or other dealing is unnecessary or improper; or

                         (3) concerned to see to the application of any money or asset, or be answerable or accountable for any loss or misapplication,



                                                                             16.

             and the irregular, improper or unnecessary exercise of any Power will be, as regards the protection of any such person, deemed to be authorised by the Mortgagor and valid.

12.          PAYMENTS

             12.1        Money repayable as agreed or on demand

             Unless otherwise agreed in writing, the Guaranteed Money will be payable by the Mortgagor to the Mortgagee in Australian dollars immediately on demand by the Mortgagee.

             12.2        Credit balances of other accounts

             In determining the Guaranteed Money, no credit need be allowed by the Mortgagee for any credit balance in any joint or other account of the Mortgagor with the Mortgagee, or for any other money owing by the Mortgagee to the Mortgagor.

             12.3        Payment of interest

             The Mortgagor will pay interest on the Guaranteed Money to the Mortgagee or any Stockholder in accordance with any Transaction Document and, in the absence of any relevant provision, to the Mortgagee at the Specified Rate calculated on daily balances computed from the time or respective times when the money becomes owing to, or is paid by, the Mortgagee. Interest accrues daily, and is payable on the earlier of a demand from the Mortgagee and the last Banking Day of each calendar month, whilst the Guaranteed Money remains outstanding.

             12.4        Capitalisation of interest

             The Mortgagee may capitalise any interest which has become due and owing in accordance with any Transaction Document or in the absence of any relevant provision, then at such periods of not less than one calendar month and from such dates as the Mortgagee elects. The accumulation of capitalised interest may continue until the Guaranteed Money has been paid in full notwithstanding any composition, compromise, judgment or order in respect of any person or any other thing.

             12.5        Merger

             If the liability of the Mortgagor to pay to the Mortgagee any of the Guaranteed Money becomes merged in any judgment or order, the Mortgagor will, as an independent obligation, pay interest at the rate which is the higher of that payable under this Mortgage and that fixed by or payable under that judgment or order.

             12.6        No deduction for Taxes and no set-off or counterclaim

             Subject to any Transaction Document, all payments of Guaranteed Money by the Mortgagor to the Mortgagee will be:



                                                                             17.

                         (1)        free of any set-off or counterclaim; and

                         (2) without deduction or withholding for any present or future Taxes.

             12.7        Currency conversion and indemnity

                         (1) If any amount is required to be paid in a particular currency and the Mortgagee receives payment in another currency, then the Mortgagee may actually or notionally convert the amount received into the required currency at the spot rate which it is or considers it would be able to obtain in the market at the time following receipt when it sees fit to make such conversion. The Mortgagor will only satisfy its obligation to pay in the required currency to the extent of the amount actually or notionally received after deducting the costs of conversion.

                         (2) The Mortgagor agrees to indemnify the Mortgagee for any deficiency which arises for any reason between the amount actually received pursuant to any judgment, court or tribunal order or distribution under any Insolvency Provision which takes into account any currency conversion rate and the amount which would be actually or notionally received by the Mortgagee by applying the conversion provided for in this clause.

13.          EXPENSES, STAMP DUTIES AND REGISTRATION

             13.1        Expenses

             The Mortgagor on demand will reimburse the Mortgagee for, and keep the Mortgagee indemnified against all expenses, including legal fees, costs and disbursements (on a solicitor/own client basis) incurred by the Mortgagee in connection with:

                         (1) (PREPARATION): the preparation, negotiation and execution of this Mortgage and any subsequent consent, agreement, waiver, amendment to, or discharge of this Mortgage; and

                         (2) (ENFORCEMENT): the exercise, enforcement, preservation, or attempted exercise, enforcement or preservation of any rights under this Mortgage, including without limitation any expenses incurred in the evaluation of any matter of material concern to the Mortgagee.

             The Mortgagor will bear the cost of its compliance with this Mortgage.

             13.2        Stamp duties

                         (1) (PAYMENT OF ALL DUTIES): The Mortgagor will pay all stamp duty, transaction, registration and similar Taxes, including fines and penalties, financial institutions duty and debits tax which may be


                                                                             18.

                                    payable to or required to be paid by any appropriate authority, or determined to be payable in connection with the execution, delivery, performance or enforcement of this Mortgage or any payment, receipt or other transaction contemplated by this Mortgage.

                         (2) (INDEMNITY): The Mortgagor will indemnify the Mortgagee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Mortgagor to pay Taxes.

             13.3        Registration

             The Mortgagor will ensure that this Mortgage is registered in the manner and within such time limits as may be prescribed by law, to ensure the full efficacy of this Mortgage as a security to the Mortgagee in all relevant jurisdictions.

14.          GOVERNING LAW AND JURISDICTION

             14.1        Governing law

             This Mortgage is to be governed by and construed in accordance with the laws of New South Wales.

             14.2        Jurisdiction

                         (1) (ACCEPTANCE OF JURISDICTION): The Mortgagor irrevocably submits to and accepts generally and unconditionally the non-exclusive jurisdiction of the courts and appellate courts of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Mortgage.

                         (2) (NO OBJECTION TO INCONVENIENT FORUM): The Mortgagor irrevocably waives any objection it may now or in the future have to the venue of such action or proceedings, and any claim it may now or in the future have that that action or proceeding has been brought in an inconvenient forum.

15.          MISCELLANEOUS

             15.1        Further assurance

             The Mortgagor will, and will procure that, all persons having or claiming any estate or interest in the Mortgaged Property from time to time and at all times after the date of this Mortgage, on the request of the Mortgagee and at the cost of the Mortgagor, make, do and execute or cause to be made, done and executed all acts, deeds and assurances for:

                         (1) more satisfactorily securing to the Mortgagee the payment of the Guaranteed Money;


                                                                             19.

                         (1) assuring or more satisfactorily assuring the Mortgaged Property to the Mortgagee, or as the Mortgagee may direct; or

                         (2)        facilitating the exercise of any Power.

             In particular, whenever requested to do so by the Mortgagee, the Mortgagor will execute in favour of the Mortgagee legal mortgages, transfers, assignments or other assurances of the Mortgaged Property in terms acceptable to the Mortgagee.

             15.2        Certificate of Mortgagee

             A certificate in writing signed by the Mortgagee or an officer of the Mortgagee certifying the amount payable by the Mortgagor to the Mortgagee or stating any other act, matter or thing


                                                                             20.

             relating to this Mortgage or any Transaction Document is conclusive and binding on the Mortgagor in the absence of manifest error on the face of the certificate.

             15.3        Notices

             Any notice or other communication served, given or made under or in connection with this Mortgage:

                         (1)        must be in writing in order to be valid;

                         (2) is sufficient if executed by the party serving, giving or making the same or on its behalf by any attorney, director, secretary, other duly authorised officer or solicitor of such party;

                         (3) will be deemed to have been duly served, given or made in relation to a party if it is delivered or posted by prepaid post to the address, or sent by facsimile to the number of that party set out in the Transaction Document or notified in writing by that party to the other parties from time to time; and

                         (4)        will be deemed to be served, given or made:

                                     (1)          (in the case of prepaid post)
                                                  on the fifth day after the
                                                  date of posting;

                                     (2)          (in the case of facsimile) on
                                                  receipt of a transmission
                                                  report confirming successful
                                                  transmission; and

                                     (3)          (in the case of delivery by
                                                  hand) on delivery.

             15.4        Assignment

             The Mortgagee may at any time assign or otherwise transfer all or any part of its rights under this Mortgage, and may disclose to a proposed assignee or transferee any information in the possession of the Mortgagee relating to the Mortgagor. The Mortgagor cannot assign any of its rights under this Mortgage without the prior written consent of the Mortgagee.

             15.5        No merger

             Neither this Mortgage nor any of the Powers will merge or prejudicially affect or be merged in or prejudicially affected by and the Mortgagor's obligations under this Mortgage will not in any way be abrogated or released by any other security, any judgment or order, any contract, any cause of action or remedy, or any other matter or thing at any time existing in respect of the Guaranteed Money.

             15.6        Severability of provisions

             Any provision of this Mortgage which is illegal, void or unenforceable will be ineffective


                                                                             21.

             to the extent only of that illegality, voidness or unenforceability without invalidating the remaining provisions.

             15.7        Powers cumulative

             Each Power is cumulative and in addition to each other Power available to the Mortgagee.

             15.8        Waiver

             A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any Power by the Mortgagee will not in any way preclude, or operate as a waiver of, any further exercise or enforcement of that or any other Power.

             15.9        Consents

             Any consent referred to in this Mortgage may be given or withheld and may be given subject to any conditions, as the Mortgagee in its absolute discretion, unless this Mortgage expressly provides otherwise.

             15.10       Written waiver and consent

             Any waiver or consent given by the Mortgagee under this Mortgage will only be effective and binding on the Mortgagee if it is given or confirmed in writing.

             15.11       Time of essence

             Time is of the essence in respect of the Mortgagor's obligations under this Mortgage.

             15.12       Moratorium legislation

             To the fullest extent permitted by law, the provisions of all Statutes at any time operating directly or indirectly to lessen or affect in favour of the Mortgagor any obligation under this Mortgage, or to delay or otherwise prevent or prejudicially affect the exercise of any Power, are expressly waived, negatived and excluded.

             15.13       Binding on each signatory

             This Mortgage is binding on each of the signatories notwithstanding that any one or more of the named parties does not execute this Mortgage, that there is any invalidity, forgery or irregularity touching any execution of this Mortgage, or that this Mortgage is or becomes unenforceable, void or voidable against a named party.

             15.14       Counterparts

             This Mortgage may be executed in a number of counterparts, all of which taken together will be deemed to constitute one and the same document.



                                                                             22.

             15.15       No representation by or reliance on Mortgagee

             The Mortgagor does not enter into this Mortgage in reliance on or as a result of any representation, promise, statement, conduct or inducement by or on behalf of the Mortgagee or by or on behalf of the Mortgagor otherwise than as set out in the Transaction Documents.
EXECUTED as a deed.


SIGNED SEALED AND DELIVERED        )
for and on behalf of OMEGA         )      ......................................
WORLDWIDE, INC by                  )      (Signature)
                                   )
its Attorney under a Power         )
of Attorney dated and              )
who declares that he has           )
not received any notice of         )
the revocation of such Power       )
of Attorney in the presence of:    )



 ...............................
(Signature of Witness)


 ...............................
(Name of Witness in Full)



SIGNED SEALED AND DELIVERED for    )
and on behalf of ABN AMRO          )      ......................................
FACILITIES AUSTRALIA LIMITED by    )      (Signature)
                                   )
its Attorney under a Power of      )
Attorney dated and who declares    )
that he has not received any       )
notice of the revocation of such   )
Power of Attorney in the           )
presence of:                       )

 ...............................
(Signature of Witness)


 ...............................
(Name of Witness in Full)














                                                                             23.

                                TABLE OF CONTENTS


CLAUSE                                                                                                             PAGE

1.           DEFINITIONS AND INTERPRETATION                                                                           1

1.1          DEFINITIONS                                                                                              1
1.2          INTERPRETATION                                                                                           2

2.           THE MORTGAGE                                                                                             3

2.1          THE MORTGAGE                                                                                             3
2.2          DISCHARGE                                                                                                3
2.3          PROSPECTIVE LIABILITY                                                                                    3
2.4          COLLATERAL TO DEBENTURE STOCK TRUST DEED                                                                 3
2.5          LIMITED RECOURSE                                                                                         4

3.           REPRESENTATIONS AND WARRANTIES                                                                           4

3.1          GENERAL REPRESENTATIONS AND WARRANTIES                                                                   4
3.2          REPRESENTATIONS AND WARRANTIES REPEATED                                                                  4

4.           PROVISION OF INFORMATION                                                                                 4

5.           COVENANTS CONCERNING THE MORTGAGED PROPERTY                                                              4

5.1          RESTRICTIONS IN RELATION TO THE MORTGAGED PROPERTY                                                       4
5.2          PROTECTION OF MORTGAGED PROPERTY                                                                         5

6.           EVENTS OF DEFAULT                                                                                        5

7.           POWERS ON DEFAULT                                                                                        5

7.1          POWERS ON DEFAULT                                                                                        5
7.2          MORTGAGEE MAY MAKE GOOD DEFAULT                                                                          6
7.3          NOTICE FOR EXERCISE OF POWERS                                                                            7

8.           POWER OF ATTORNEY                                                                                        7

8.1          APPOINTMENT                                                                                              7
8.2          APPOINTMENT NOT TO RESTRICT MORTGAGEE                                                                    8

9.           APPLICATION OF MONEY                                                                                     8

9.1          PRIORITY OF PAYMENTS                                                                                     8



                                                                             (3)


9.2          MONEY RECEIVED                                                                                           8
9.3          APPLICATION OF PAYMENTS OR CREDITS                                                                       8
9.4          RELIANCE ON CERTIFICATE                                                                                  8

10.          LIABILITY AND RELEASE                                                                                    9
10.1         CONTINUING OBLIGATION                                                                                    9
10.2         PERSONAL LIABILITY                                                                                       9
10.3         SETTLEMENT CONDITIONAL                                                                                   9
10.4         MORTGAGOR'S LIABILITY NOT AFFECTED                                                                       9
10.5         RELEASE OF MORTGAGED PROPERTY                                                                           10

11.          PROTECTION AND INDEMNITY                                                                                10

11.1         WAIVER BY MORTGAGOR                                                                                     10
11.2         NO LIABILITY FOR LOSS                                                                                   10
11.3         NO LIABILITY TO ACCOUNT                                                                                 10
11.4         NO CONFLICT                                                                                             10
11.5         NO NOTICE OR ENFORCEMENT                                                                                11
11.6         INDEMNITY                                                                                               11
11.7         PROTECTION OF PERSONS DEALING WITH MORTGAGEE                                                            11

12.          PAYMENTS                                                                                                12

12.1         MONEY REPAYABLE AS AGREED OR ON DEMAND                                                                  12
12.2         CREDIT BALANCES OF OTHER ACCOUNTS                                                                       12
12.3         PAYMENT OF INTEREST                                                                                     12
12.4         CAPITALISATION OF INTEREST                                                                              12
12.5         MERGER                                                                                                  12
12.6         NO DEDUCTION FOR TAXES AND NO SET-OFF OR COUNTERCLAIM                                                   12
                                                                                                                     13
12.7         CURRENCY CONVERSION AND INDEMNITY                                                                       13

13.          EXPENSES, STAMP DUTIES AND REGISTRATION                                                                 13

13.1         EXPENSES                                                                                                13
13.2         STAMP DUTIES                                                                                            13
13.3         REGISTRATION                                                                                            14

14.          GOVERNING LAW AND JURISDICTION                                                                          14

14.1         GOVERNING LAW                                                                                           14
14.2         JURISDICTION                                                                                            14

15.          MISCELLANEOUS                                                                                           14


                                                                             (4)

15.1         FURTHER ASSURANCE                                                                                       14
15.2         CERTIFICATE OF MORTGAGEE                                                                                15
15.3         NOTICES                                                                                                 15
15.4         ASSIGNMENT                                                                                              15
15.5         NO MERGER                                                                                               15
15.6         SEVERABILITY OF PROVISIONS                                                                              16
15.7         POWERS CUMULATIVE                                                                                       16
15.8         WAIVER                                                                                                  16
15.9         CONSENTS                                                                                                16
15.10        WRITTEN WAIVER AND CONSENT                                                                              16
15.11        TIME OF ESSENCE                                                                                         16
15.12        MORATORIUM LEGISLATION                                                                                  16
15.13        BINDING ON EACH SIGNATORY                                                                               16
15.14        COUNTERPARTS                                                                                            16
15.15        NO REPRESENTATION BY OR RELIANCE ON MORTGAGEE                                                           17




                                                                             (5)

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                               TABLE OF CONTENTS

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                                                                             (6)



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                               TABLE OF CONTENTS

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                                                                             (7)

                               MORTGAGE OF DEPOSIT






                                      DATE:






                       PREMIER CARE AUSTRALIA PTY LIMITED

                                    Mortgagor




                      ABN AMRO FACILITIES AUSTRALIA LIMITED

                                    Mortgagee

DEED OF MORTGAGE made at Sydney on                                         1998

BETWEEN PREMIER CARE AUSTRALIA PTY LIMITED, ACN 069 875 476 both in its personal capacity and in its capacity as trustee of the ALUT Trust ("MORTGAGOR")

AND                      ABN AMRO FACILITIES AUSTRALIA LIMITED, ACN 001 035 543
                         ("MORTGAGEE")


THIS DEED PROVIDES

1.           DEFINITIONS AND INTERPRETATION

             1.1         Definitions

             In this Mortgage words which are defined in the Debenture Stock Trust Deed have the same meaning when used in this Mortgage and:

             "ALUT TRUST" means the trust constituted by the Trust Deed.

             "DEBENTURE STOCK TRUST DEED" means the deed so entitled between the Mortgagor and the Mortgagee dated on or about the date of this Mortgage.

             "DEPOSIT ACCOUNT" means the account opened and maintained by the Mortgagor with the Depositee and identified by the account name "Principal Healthcare Finance (Australia) Pty Limited" and account number 862321000165.

             "DEPOSITED SUM" means the sum of $5,000,000 credited to the Deposit Account on or prior to the date of this Mortgage and all other money that is at any time during the currency of this Mortgage deposited in or standing to the credit of the Deposit Account.

             "DEPOSITEE" means ABN AMRO N.V., Australian Branch or such other person as the Mortgagee may approve.

             "ISOLATED" means, in respect of an account, free from any banker's right to combine that account with any other account or right of set-off not arising under an Insolvency Provision.

             "MORTGAGED PROPERTY" means all of the Mortgagor's right, title and interest, both present and future, of the Mortgagor and the ALUT Trust in or to:

                         (1)         the Deposited Sum;

                         (2) all accretions including interest from time to time paid, payable or accrued thereon whether credited to the Deposit Account or not; and

                         (3) all books, records or documents of account evidencing or recording the Deposited Sum.





                                                                              1.

             "TRUST DEED" means the deed of trust dated 11 August 1995 between the Mortgagor, Metlife Australia (Holdings) Pty Limited and FAI Deposit Co. Pty Limited.






                                                                              2.

             "WITHDRAWAL RESTRICTION" means any flawed asset agreement relating to the Deposit Account or term of the Deposit Account requiring greater than 24 hours' notice for any withdrawal or imposing any other condition upon withdrawal.

             1.2         Interpretation

             In this Mortgage:

                         (1) headings are for convenience only and do not affect interpretation; and

             unless the context indicates a contrary intention:

                         (2) the expression "PERSON" includes an individual, the estate of an individual, a body politic, a corporation, and a statutory or other authority or association (whether incorporated or unincorporated);

                         (3) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation and, in the case of a trustee includes any substituted or additional trustee;

                         (4) a reference to the Deposited Sum or the Mortgaged Property includes any part of it;

                         (5) a reference to this Mortgage, to a Transaction Document or to any other document includes respectively this Mortgage, the Transaction Document or that other document as amended, varied, novated, supplemented, ratified or replaced from time to time;

                         (6) a reference to any legislation or to any statutory provision includes any statutory modification, rewrite or re-enactment or any statutory provision substituted therefor, and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

                         (7) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

                         (8) a reference to a clause is a reference to a clause of this Mortgage;

                         (9) where any word or phrase is given a defined meaning, any other part of speech or grammatical form in respect of that word or phrase has a corresponding meaning;

                         (10) mentioning anything after "include", "includes" or "including" does not limit what else may be included;

                         (11) the Mortgagor is liable under this Mortgage in its personal capacity



                                                                              3.

                                     and in its  capacity as trustee of the ALUT
                                     Trust, and every reference in this Mortgage
                                     to any property, asset, undertaking, matter
                                     or thing held by or in any way  relating to
                                     the   Mortgagor   will  be   construed   as
                                     extending   to  and,   unless  the  context
                                     indicates a contrary intention, binding on every such property, asset, undertaking, matter or thing


                                                                              4.

                                     that at any time is held by or  relates  to
                                     the   Mortgagor   either  in  its  personal
                                     capacity  or as trustee of the ALUT  Trust;
                                     and

                         (l2) the Mortgagor and the Mortgagee agree that this Mortgage is a "Transaction Document" and a "Collateral Security" as defined in and for the purposes of the Debenture Stock Trust Deed.

2.           THE MORTGAGE

             2.1         The Mortgage

             By this Mortgage the Mortgagor both in its personal capacity and as trustee of the ALUT Trust transfers and assigns absolutely all of the Mortgaged Property to the Mortgagee, as security for the due and punctual performance, observance and fulfilment of all the Obligations and the payment in full to the Mortgagee of all the Secured Money, subject to clause 2.2.

             2.2         Discharge

             Subject to clause 10.5, on the due and punctual performance, observance and fulfilment of the Obligations and the payment in full to the Mortgagee of all the Secured Money, the Mortgagee will, if requested by the Mortgagor and at the Mortgagor's cost, execute and do all acts and things as may be necessary to release and reassign the Mortgaged Property to the Mortgagor.

             2.3         Prospective Liability

             For the purpose only of section 282(3) of the Corporations Law the specified maximum amount of the prospective liability secured by this Mortgage is $200,000,000. The nature of the prospective liability is as shown on the notice lodged with this Mortgage with the Australian Securities Commission. Nothing in this clause 2.3 will limit, or put the Mortgagee under any obligation to do any act or thing so as to increase, the amount of the money secured by this Mortgage.

             2.4         Collateral to Debenture Stock Trust Deed

             This Mortgage is collateral to and secures the same monies as are secured by the Debenture Stock Trust Deed.

3.           Representations and Warranties

             3.1         General Representations and Warranties

             The Mortgagor represents and warrants to the Mortgagee:

                         (1) (GOOD TITLE): the Mortgagor has good right to mortgage the Mortgaged Property in the manner provided in this Mortgage as trustee of the






                                                                              5.

                                     ALUT Trust and the Mortgaged Property is absolutely free of all Encumbrances and Withdrawal Restrictions;

                         (2) (DEPOSIT ACCOUNT ISOLATED): the Deposit Account is Isolated; and







                                                                              6.

                         (3) (STATUTES): the Mortgagor has complied with all Statutes in relation to the Mortgaged Property.

             3.2         Representations and Warranties Repeated

             Each representation and warranty in clause 3.1 will be repeated on each day whilst any of the Secured Money remains outstanding (whether or not then due for payment) with reference to the facts and circumstances then subsisting, as if made on each such day.

4.           Provision of Information

             The Mortgagor will furnish to the Mortgagee promptly any information regarding the Mortgaged Property as the Mortgagee from time to time reasonably requires.

5.           Covenants Concerning the Mortgaged Property

             5.1         Restrictions in relation to the Mortgaged Property

             The Mortgagor will not without the prior written consent of the Mortgagee (which will not be unreasonably withheld) or as expressly permitted in any other Transaction Document:

                         (1) (MAINTAIN DEPOSIT ACCOUNT): withdraw the Deposited Sum, and the Mortgagor agrees with the Mortgagee that it will hold any part of the Deposited Sum withdrawn in breach of this clause 5.1(a) on trust for the Mortgagee;

                         (b) (NO ENCUMBRANCES): create, purport or attempt to create or permit to exist:

                                     (1)      any Encumbrance however ranking
                                              over the Mortgaged Property; or

                                     (2)      any Withdrawal Restriction in
                                              respect of the Deposit Account;

                         (3) (NO SALE ETC): convey, assign, transfer or otherwise dispose or part with possession of or create, or permit to exist any other interest in any or all of the Mortgaged Property whilst the Mortgaged Property is subject to this Mortgage, and the Mortgagor agrees with the Mortgagee that any purported assignee or transferee of the Mortgaged Property taking in breach of this clause 5.1 will do so subject to the terms of this Mortgage;

                         (4) (NOT TO PREJUDICE): do or permit any act, omission or thing whereby the Mortgaged Property becomes or could be liable to surrender, forfeiture or cancellation or becomes prejudiced in any manner or the value of this Mortgage as a security to the Mortgagee becomes or could be materially lessened; or




                                                                              7.

                         (5) (STEP): take any step towards doing any of these things.


             5.2         Protection of Mortgaged Property

             The Mortgagor will take or defend all such legal proceedings at the direction of the Mortgagee but at the sole cost of the Mortgagor as the Mortgagee considers necessary or desirable for the preservation, protection or recovery of all or any part of the Mortgaged Property.

6.           EVENTS OF DEFAULT

             If any Event of Default occurs and while it subsists, at the option of the Mortgagee and notwithstanding any delay or previous waiver of the right to exercise that option, the Secured Money becomes immediately due and payable on demand, and all Powers not previously exercisable become exercisable.

7.           POWERS ON DEFAULT

             7.1         Powers on Default

             At any time after the Secured Money has become due and payable or an Event of Default has occurred, the Mortgagee will be entitled to exercise any one or more of the following powers without prejudice to any other right or remedy it may have, as it in its absolute discretion thinks fit:

                         (1) (TO TAKE POSSESSION AND COLLECT): to take possession or control of or make use of the Mortgaged Property or relinquish such possession or control;

                         (2) (TO CONVERT TO MONEY): to convert, liquidate and reduce the Mortgaged Property into money;

                         (3) (TO APPROPRIATE MONEY): to appropriate, set-off or otherwise deal with the Mortgaged Property in or towards payment of the Secured Money and for that purpose may make a demand upon the Depositee for payment of the Deposited Sum;

                         (4) (TO ENGAGE): to engage consultants, contractors, professional advisers, agents and employees at such salaries or remuneration as the Mortgagee thinks fit and the Mortgagee may act upon any advice given by that person;

                         (5)         (TO INVEST PROCEEDS AGAINST CONTINGENCIES):
                                     if any of the Secured Money is contingent, to invest, deposit or hold the Mortgaged Property in a form or mode of investment for the time being as the Mortgagee in its absolute discretion thinks fit, with like power to



                                                                              8.

                                     vary,  transpose or  re-invest the
                                     investments or deposits from time to time until such part of the Secured Money ceases to be contingent;

                         (6) (TO PERFORM CONTRACTS): to perform, observe, carry out, enforce specific performance of, exercise or refrain from exercising, the Mortgagor's rights and powers under, obtain the benefit of, and vary or rescind all contracts and rights forming part of the Mortgaged Property or entered into in the exercise of any Power;

                         (7) (TO TAKE PROCEEDINGS): to institute, conduct or defend any proceedings in law, equity or bankruptcy, and to submit to arbitration, mediation or conciliation, in the name of the Mortgagor or otherwise and on any terms, any proceeding, claim, question or dispute in connection with the Mortgaged Property or otherwise;

                         (8) (TO COMPROMISE): to make any settlement, arrangement or compromise regarding any action, proceeding or dispute arising in connection with the Mortgaged Property, to grant to any person involved time or other indulgence, and to execute all related releases or discharges as the Mortgagee thinks fit;

                         (9) (TO OPERATE CREDIT ACCOUNTS): to operate to the exclusion of the Mortgagor any credit account comprising any part of the Mortgaged Property whether alone or jointly, and to withdraw any money to the credit of that account;

                         (10) (TO DO ALL OTHER THINGS NECESSARY): to do all things necessary to perform, observe and fulfil any of the Mortgagor's covenants contained in this Mortgage; and

                         (11) (MORTGAGEE'S DISCRETION): to do all other acts and things without limitation as the Mortgagee thinks expedient.

             7.2         Mortgagee may make good default

             If the Mortgagor defaults in duly performing, observing and fulfilling any of the Obligations, the Mortgagee may, without prejudice to any other Power, do all things and pay all money necessary or expedient in the opinion of the Mortgagee to make good or to attempt to make good that default to the satisfaction of the Mortgagee.

             7.3         Notice for exercise of Powers

                         (1) The Powers may be exercised by the Mortgagee and the Receiver immediately on or at any time after the Secured Money becomes payable or an Event of Default occurs, without any notice or lapse of time being necessary unless required by a law which cannot be excluded or by any inconsistent provision in this Mortgage.


                                                                              9.

                         (2)         One day is fixed as the period for which:

                                     (1)          default must continue in the
                                                  performance, observance and
                                                  fulfilment of the whole or any
                                                  part of the Obligations, or in
                                                  the payment of any part of the
                                                  Secured Money, including
                                                  interest, before the Mortgagee
                                                  may serve any notice in
                                                  writing as required by any
                                                  Statute affecting the Powers;
                                                  and

                                     (2)          default must continue after
                                                  the service of notice before
                                                  any power of sale may be
                                                  exercised.



8.           POWER OF ATTORNEY

             8.1         Appointment

                         (1) The Mortgagor irrevocably appoints the Mortgagee, each director, manager and attorney from time to time of the Mortgagee, severally, as attorney of the Mortgagor, with power at any time after the occurrence of an Event of Default to:

                                     (1)          do all acts which ought to be
                                                  done by the Mortgagor under
                                                  this Mortgage or to exercise
                                                  any Power;

                                     (2)          demand, sue for, recover and
                                                  receive the Mortgaged Property
                                                  from any person, in the name
                                                  of and on behalf of the
                                                  Mortgagor, or in the name of
                                                  the Mortgagee or an attorney
                                                  appointed under this Mortgage;

                                     (3)          take further action and to
                                                  execute further instruments
                                                  which are, or are in the
                                                  opinion of the Mortgagee,
                                                  either necessary to more
                                                  satisfactorily secure the
                                                  payment of the Secured Money
                                                  or are expedient in relation
                                                  to the Mortgaged Property; and

                                     (4)          appoint (and remove at will)
                                                  at any time any person(s) as a
                                                  substitute(s) for an attorney
                                                  or attorneys.

                         (2) The Mortgagor ratifies and confirms now and for the future all actions lawfully undertaken by or on behalf of its attorney under this Power of Attorney.

                         (3) The Mortgagor declares that this Power of Attorney will continue in force until all actions taken under it have been completed, notwithstanding the discharge of this Mortgage or any of the agreements or arrangements to which it refers.

             8.2         Appointment not to restrict Mortgagee

             No appointment by the Mortgagee of a substitute or substitutes under clause 8.1 will,




                                                                             10.

             unless the Mortgagee otherwise directs in writing, in any way fetter or limit the powers of the Mortgagee or any other substitute or substitutes.

9.           APPLICATION OF MONEY

             9.1         Priority of payments

             All money received by the Mortgagee as a result of the exercise of the Powers may be applied in the following order:

                         (1) (INCIDENTAL TO EXERCISE OF POWERS): in payment of all costs, charges, expenses and disbursements incurred in or incidental to the exercise or attempted exercise of any of the Powers;

                         (2) (OUTGOINGS): in payment of any other outgoings as the Mortgagee thinks fit;




                                                                             11.

                         (3) (PAYMENT OF SECURED MONEY): in payment of the balance of the Secured Money then owing or contingently or prospectively owing, whether or not due and payable;

                         (4)         (SUBSEQUENT ENCUMBRANCES): in payment of
                                     subsequent   Encumbrances   of  which   the
                                     Mortgagee is aware in the order of their priority; and

                         (5) (SURPLUS): the surplus (if any) belongs to the Mortgagor but does not carry interest.

             9.2         Money received

             In applying any money towards satisfaction of the Secured Money, the Mortgagor will be credited only with so much of the money available for that purpose as will be actually received by the Mortgagee and not required for whatever reason to be disgorged, any credit to date from the time of receipt.

             9.3         Application of payments or credits

             Each of the Mortgagee has an absolute discretion to apply any payment or credit received by it under this Mortgage in reduction of any part or parts of the Secured Money, whenever and on whatever account it became secured, notwithstanding any principle or presumption of law to the contrary or any direction given at the time of receipt, and without the need to communicate its election to any person.

             9.4         Reliance on certificate

             In making any payment to any other Encumbrancee under clause 9.1, the Mortgagee may rely on a certificate from that Encumbrancee as to the amount secured, and is not bound to enquire as to the accuracy of the certificate or whether the amount referred to is validly secured by the Encumbrance.

10.          LIABILITY AND RELEASE

             10.1        Continuing obligation

             This Mortgage constitutes a continuing obligation regardless of any settlement of account, intervening payment, express or implied revocation, or any other matter or thing. Without limiting the generality of the foregoing, each indemnity in this Mortgage is a separate additional and continuing obligation and will survive the discharge of this Mortgage. Unless otherwise agreed, payment by the Mortgagee will not be a pre-condition to liability under any indemnity.

             10.2        Personal liability

             Notwithstanding any payout figure quoted or other form of account stated by the




                                                                             12.

             Mortgagee, and notwithstanding the rule in Groongal Pastoral Company Limited (In Liquidation) v. Falkiner (1924) 35 CLR 157, no grant of full or partial satisfaction of or discharge from this Mortgage by the Mortgagee will release the Mortgagor from personal liability under this Mortgage or under any Transaction Document until all the Secured Money has in fact been received by the Mortgagee and is not liable to be disgorged for any reason, notwithstanding




                                                                             13.

             that the quotation or statement of account has arisen from the mistake, negligence, error of law or error of fact of the Mortgagee, its servants or agents.

             10.3        Settlement conditional

             Any settlement or discharge between the Mortgagor and the Mortgagee is conditional on any security or payment given or made to the Mortgagee by the Mortgagor or any other person in relation to the Obligations not being avoided, repaid or reduced by virtue of any Insolvency Provision. If the security or payment is avoided, repaid or reduced, the Mortgagee will be entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Mortgagor subsequently as if that settlement or discharge had not occurred.

             10.4        Mortgagor's liability not affected

             This Mortgage and the liability of the Mortgagor under this Mortgage will not be affected or discharged by any of the following:

                         (1) (INDULGENCE): the granting to the Mortgagor or to any other person of any time or other indulgence or consideration;

                         (2) (TRANSACTION DOCUMENTS): the Mortgagee failing or neglecting to recover by the realisation of any Transaction Document, other security or otherwise any of the Secured Money;

                         (3) (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Mortgagee or any other person;

                         (4) (RELEASE): the release, discharge, abandonment or transfer, whether wholly or partially and with or without consideration, of any Transaction Document, other security, judgment or negotiable instrument held from time to time or recovered by the Mortgagee from or against the Mortgagor or any other person; or

                         (5)         (ANY OTHER THING): any other matter or
                                     thing.

             10.5        Release of Mortgaged Property

             The Mortgagee will be under no obligation to grant a release of the Mortgaged Property from this Mortgage unless at the time the release is to be provided, none of the Secured Money is owing (whether actually contingently or prospectively), none of the Obligations remain to be performed and it is not reasonably foreseeable that there could be any such money owing or Obligations to be performed at a future time.

11.          PROTECTION AND INDEMNITY

             11.1        Waiver by Mortgagor





                                                                             14.

             The Mortgagor waives in favour of the Mortgagee:

                         (1) all rights against the Mortgagee and any other person, estate or assets as far as is necessary to give effect to any provision of this Mortgage;

                         (2) promptness and diligence on the part of the Mortgagee, and any other requirement that the Mortgagee take any action or exhaust any right against any other person before enforcing this Mortgage; and

                         (3) all rights inconsistent with the provisions of this Mortgage, including any rights of contribution or subrogation which the Mortgagor might otherwise be entitled to claim or enforce.


             11.2        No liability for loss

             The Mortgagee will not be liable or otherwise accountable for any omission, delay, mistake, loss, or irregularity in or concerning the exercise, attempted exercise, non-exercise or purported exercise of any Power, except for actual fraud or wilful misconduct.

             11.3        No liability to account

             The Mortgagee will not, by reason of the Mortgagee entering into possession of the Mortgaged Property, be liable to account as mortgagee or chargee in possession, or for anything except actual receipts, or be liable for any loss on realisation, or for any default, omission, delay or mistake for which a mortgagee or chargee in possession might be liable.

             11.4        No conflict

             The Mortgagee may exercise any Power notwithstanding that the exercise of that Power involves a conflict between any duty owed to the Mortgagor by the Mortgagee and any duty owed by the Mortgagee to any other person, or the interests of the Mortgagee. No contract will be void or voidable by virtue of any such conflict of duty or interest, nor will the Mortgagee be liable to account to the Mortgagor or any other person for any money or property as a result of such conflict.

             11.5        No notice or enforcement

             The Mortgagee need not give any notice of this Mortgage to the Depositee or to any other person, or enforce payment of any money payable to the Mortgagor, or realise any of the Mortgaged Property, or take any steps or proceedings for that purpose.

             11.6        Indemnity

             The Mortgagor will on demand indemnify and keep the Mortgagee indemnified in respect of all costs, expenses, liabilities and losses incurred by the Mortgagee:




                                                                             15.

                         (1) in the exercise, attempted exercise or non-exercise of any Power, including (without limitation) those consequent on any mistake, oversight, error of judgment or want of prudence on the part of the Mortgagee, unless the same is due to actual fraud or wilful misconduct;

                         (2) as a consequence of the occurrence of any Event of Default;

                         (3) as a consequence of any call made or any other money payable or other liability arising in relation to the Mortgaged Property;

                         (4)         by reason of this Mortgage; and

                         (5) in respect of any act or omission for which the Mortgagee is exonerated by this Mortgage,

             and the Mortgagor will defend all actions, proceedings, claims or demands brought by any person in relation to any matter the subject of this indemnity.

             11.7        Protection of persons dealing with Mortgagee

             No person acquiring any money or asset from or paying or handing over any money or asset to or otherwise dealing with the Mortgagee or any attorney appointed under this Mortgage, or to whom is tendered for registration an instrument executed by the Mortgagee or any attorney appointed under this Mortgage will be:

                         (1)         bound to inquire:

                                     (1)   whether any Event of Default has
                                           occurred;

                                     (2)   whether any of the Secured Money is
                                           owing or payable;

                                     (3)   whether the attorney has been
                                           properly appointed;

                                     (4)   as to the propriety or regularity of
                                           the exercise or purported
                                           exercise of any Power; or

                                     (5)   as to any other matter or thing;

                         (2) affected by actual or constructive notice that any transaction, document or other dealing is unnecessary or improper; or

                         (3) concerned to see to the application of any money or asset, or be answerable or accountable for any loss or misapplication,

             and the irregular, improper or unnecessary exercise of any Power will be, as regards the protection of any such person, deemed to be authorised by the Mortgagor and valid.

12.          PAYMENTS

             12.1        Money repayable as agreed or on demand





                                                                             16.

             Unless otherwise agreed in writing, the Secured Money will be payable by the Mortgagor to the Mortgagee in Australian dollars immediately on demand by the Mortgagee.

             12.2        Credit balances of other accounts

             In determining the Secured Money, no credit need be allowed by the Mortgagee for any credit balance in any joint or other account of the Mortgagor with the Mortgagee, or for any other money owing by the Mortgagee to the Mortgagor.

             12.3        Payment of interest

             The Mortgagor will pay interest on the Secured Money to the Mortgagee or any Stockholder in accordance with any Transaction Document and, in the absence of any relevant provision, to the Mortgagee at the Specified Rate calculated on daily balances computed from the time or respective times when the money becomes owing to, or is paid by, the Mortgagee. Interest accrues daily, and is payable on the earlier of a demand from the Mortgagee and the last Banking Day of each calendar month, whilst the Secured Money remains outstanding.

             12.4        Capitalisation of interest

             The Mortgagee may capitalise any interest which has become due and owing in accordance with any Transaction Document or in the absence of any relevant provision, then at such periods of not less than one calendar month and from such dates as the Mortgagee elects. The accumulation of capitalised interest may continue until the Secured Money has been paid in full notwithstanding any composition, compromise, judgment or order in respect of any person or any other thing.

             12.5        Merger

             If the liability of the Mortgagor to pay to the Mortgagee any of the Secured Money becomes merged in any judgment or order, the Mortgagor will, as an independent obligation, pay interest at the rate which is the higher of that payable under this Mortgage and that fixed by or payable under that judgment or order.

             12.6        No deduction for Taxes and no set-off or counterclaim

             Subject to any Transaction Document, all payments of Secured Money by the Mortgagor to the Mortgagee will be:

                         (1)         free of any set-off or counterclaim; and

                         (2) without deduction or withholding for any present or future Taxes.

             12.7        Mutual accounts

             The Mortgagee may without prior notice:




                                                                             17.

                         (1) apply any credit balance (whether or not then due) to which the Mortgagor is at any time entitled on any account and in any currency at any office of the Mortgagee in or towards satisfaction of any sum then due and unpaid from the Mortgagor to the Mortgagee; and

                         (2) set-off any amount owing by the Mortgagor, whether actual, contingent or prospective, and on any account, against any liability, whether actual, contingent or prospective of the Mortgagee to the Mortgagor on any other account.

             The Mortgagee may effect such currency exchanges as it considers appropriate in the exercise of any of its rights under this clause.

             12.8        Currancy conversion and indemnity

                         (1) If any amount is required to be paid in a particular currency and the Mortgagee receives payment in another currency, then the Mortgagee may actually or notionally convert the amount received into the required currency at the spot rate which it is or considers it would be able to obtain in the market at the time following receipt when it sees fit to make such conversion. The Mortgagor will only satisfy its obligation to pay in the required currency to the extent of the amount actually or notionally received after deducting the costs of conversion.

                         (2) The Mortgagor agrees to indemnify the Mortgagee for any deficiency which arises for any reason between the amount actually received pursuant to any judgment, court or tribunal order or distribution under any Insolvency Provision which takes into account any currency conversion rate and the amount which would be actually or notionally received by the Mortgagee by applying the conversion provided for in this clause.

13.          EXPENSES, STAMP DUTIES AND REGISTRATION

             13.1        Expenses

             The Mortgagor on demand will reimburse the Mortgagee for, and keep the Mortgagee indemnified against all expenses, including legal fees, costs and disbursements (on a solicitor/own client basis) incurred by the Mortgagee in connection with:

                         (1)         (PREPARATION): the preparation,
                                     negotiation  and  execution  of  this
                                     Mortgage  and any subsequent  consent,
                                     agreement, waiver, amendment to, or
                                     discharge of  this Mortgage; and

                         (2) (ENFORCEMENT): the exercise, enforcement, preservation, or attempted exercise, enforcement or preservation of any rights under this Mortgage, including without limitation any expenses incurred in the



                                                                             18.

                                     evaluation of any matter of material
                                     concern to the Mortgagee.

             The Mortgagor will bear the cost of its compliance with this Mortgage.

             13.2        Stamp duties

                         (1) (PAYMENT OF ALL DUTIES): The Mortgagor will pay all stamp duty, transaction, registration and similar Taxes, including fines and penalties, financial institutions duty and debits tax which may be payable to or required to be paid by any appropriate authority, or determined to be payable in connection with the execution, delivery, performance or enforcement of this Mortgage or any payment, receipt or other transaction contemplated by this Mortgage.

                         (2) (INDEMNITY): The Mortgagor will indemnify the Mortgagee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Mortgagor to pay Taxes.

             13.3        Registration

             The Mortgagor will ensure that this Mortgage is registered in the manner and within such time limits as may be prescribed by law, to ensure the full efficacy of this Mortgage as a security to the Mortgagee in all relevant jurisdictions.

14.          GOVERNING LAW AND JURISDICTION

             14.1        Governing law

             This Mortgage is to be governed by and construed in accordance with the laws of New South Wales.

             14.2        Jurisdiction

                         (1) (ACCEPTANCE OF JURISDICTION): The Mortgagor irrevocably submits to and accepts generally and unconditionally the non-exclusive jurisdiction of the courts and appellate courts of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Mortgage.

                         (2) (NO OBJECTION TO INCONVENIENT FORUM): The Mortgagor irrevocably waives any objection it may now or in the future have to the venue of such action or proceedings, and any claim it may now or in the future have that that action or proceeding has been brought in an inconvenient forum.

15.          MISCELLANEOUS

             15.1        Further assurance



                                                                             19.

             The Mortgagor will, and will procure that, all persons having or claiming any estate or interest in the Mortgaged Property from time to time and at all times after the date of this Mortgage, on the request of the Mortgagee and at the cost of the Mortgagor, make, do and execute or cause to be made, done and executed all acts, deeds and assurances for:

                         (1) more satisfactorily securing to the Mortgagee the payment of the Secured Money;

                         (2) assuring or more satisfactorily assuring the Mortgaged Property to the Mortgagee, or as the Mortgagee may direct; or

                         (3)         facilitating the exercise of any Power.

             In particular, whenever requested to do so by the Mortgagee, the Mortgagor will execute in favour of the Mortgagee legal mortgages, transfers, assignments or other assurances of the Mortgaged Property in terms acceptable to the Mortgagee.

             15.2        Certificate Of Mortgagee

             A certificate in writing signed by the Mortgagee or an officer of the Mortgagee certifying the amount payable by the Mortgagor to the Mortgagee or stating any other act, matter or thing relating to this Mortgage or any Transaction Document is conclusive and binding on the Mortgagor in the absence of manifest error on the face of the certificate.

             15.3        Notices

             Any notice or other communication served, given or made under or in connection with this Mortgage:

                         (1)         must be in writing in order to be valid;

                         (2) is sufficient if executed by the party serving, giving or making the same or on its behalf by any attorney, director, secretary, other duly authorised officer or solicitor of such party;

                         (3) will be deemed to have been duly served, given or made in relation to a party if it is delivered or posted by prepaid post to the address, or sent by facsimile to the number of that party set out in the Transaction Document or notified in writing by that party to the other parties from time to time; and

                         (4)         will be deemed to be served, given or made:

                                     (1)          (in the case of prepaid post)
                                                  on the fifth day after the
                                                  date of posting;

                                     (2)          (in the case of facsimile) on
                                                  receipt of a transmission
                                                  report




                                                                             20.

                                                  confirming successful
                                                  transmission; and

                                     (3)          (in the case of delivery by
                                                  hand) on delivery.

             15.4        Assignment

             The Mortgagee may at any time assign or otherwise transfer all or any part of its rights under this Mortgage, and may disclose to a proposed assignee or transferee any information in the possession of the Mortgagee relating to the Mortgagor. The Mortgagor cannot assign any of its rights under this Mortgage without the prior written consent of the Mortgagee.

             15.5        No merger

             Neither this Mortgage nor any of the Powers will merge or prejudicially affect or be merged in or prejudicially affected by and the Mortgagor's obligations under this Mortgage will not in any way be abrogated or released by any other security, any judgment or order, any contract, any cause of action or remedy, or any other matter or thing at any time existing in respect of the Secured Money.

             15.6        Severability Of provisions

             Any provision of this Mortgage which is illegal, void or unenforceable will be ineffective to the extent only of that illegality, voidness or unenforceability without invalidating the remaining provisions.

             15.7        Powers cumulative

             Each Power is cumulative and in addition to each other Power available to the Mortgagee.

             15.8        Waiver

             A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any Power by the Mortgagee will not in any way preclude, or operate as a waiver of, any further exercise or enforcement of that or any other Power.

             15.9        Consents

             Any consent referred to in this Mortgage may be given or withheld and may be given subject to any conditions, as the Mortgagee in its absolute discretion, unless this Mortgage expressly provides otherwise.

             15.10       Written waiver and consent

             Any waiver or consent given by the Mortgagee under this Mortgage will only be effective and binding on the Mortgagee if it is given or confirmed in writing.

             15.11       Time of essence



                                                                             21.

             Time is of the essence in respect of the Mortgagor's obligations under this Mortgage.

             15.12       Moratorium legislation

             To the fullest extent permitted by law, the provisions of all Statutes at any time operating directly or indirectly to lessen or affect in favour of the Mortgagor any obligation under this Mortgage, or to delay or otherwise prevent or prejudicially affect the exercise of any Power, are expressly waived, negatived and excluded.

             15.13       Binding on each signatory

             This Mortgage is binding on each of the signatories notwithstanding that any one or more of the named parties does not execute this Mortgage, that there is any invalidity, forgery or irregularity touching any execution of this Mortgage, or that this Mortgage is or becomes unenforceable, void or voidable against a named party.

             15.14       Counterparts

             This Mortgage may be executed in a number of counterparts, all of which taken together will be deemed to constitute one and the same document.

             15.15       No representation by or reliance on mortgagee

             The Mortgagor does not enter into this Mortgage in reliance on or as a result of any representation, promise, statement, conduct or inducement by or on behalf of the Mortgagee or by or on behalf of the Mortgagor otherwise than as set out in the Transaction Documents.




                                                                             22.

EXECUTED as a deed.                                   .........................
                                                      (Signature)
SIGNED SEALED AND DELIVERED                        )
for and on behalf of PREMIER CARE                  )
AUSTRALIA PTY LIMITED by                           )
                                                   )
its Attorney under a Power of Attorney             )
dated           and who declares that he has       )
not received any notice of the revocation of       )
such Power of Attorney in the presence of:         )




 ...........................................
(Signature of Witness)


 ...........................................
(Name of Witness in Full)



                                                      ........................
                                                      (Signature)

SIGNED SEALED AND DELIVERED                    )
for and on behalf of ABN AMRO                  )
FACILITIES AUSTRALIA LIMITED by                )
                                               )
its Attorney under a Power of Attorney         )
dated                                          )
and who declares that he has not received      )
any notice of the revocation of such Power     )
of Attorney in the presence of:                )





 ...........................................
(Signature of Witness)


 ...........................................
(Name of Witness in Full)






                                                                             23.

                                TABLE OF CONTENTS

CLAUSE                                                                                                              PAGE

1.           DEFINITIONS AND INTERPRETATION                                                                           1

1.1          DEFINITIONS                                                                                              1
1.2          INTERPRETATION                                                                                           2

2.           THE MORTGAGE                                                                                             3

2.1          THE MORTGAGE                                                                                             3
2.2          DISCHARGE                                                                                                3
2.3          PROSPECTIVE LIABILITY                                                                                    3
2.4          COLLATERAL TO DEBENTURE STOCK TRUST DEED                                                                 3

3.           REPRESENTATIONS AND WARRANTIES                                                                           3

3.1          GENERAL REPRESENTATIONS AND WARRANTIES                                                                   3
3.2          REPRESENTATIONS AND WARRANTIES REPEATED                                                                  4

4.           PROVISION OF INFORMATION                                                                                 4

5.           COVENANTS CONCERNING THE MORTGAGED PROPERTY                                                              4

5.1          RESTRICTIONS IN RELATION TO THE MORTGAGED PROPERTY                                                       4
5.2          PROTECTION OF MORTGAGED PROPERTY                                                                         5

6.           EVENTS OF DEFAULT                                                                                        5

7.           POWERS ON DEFAULT                                                                                        5

7.1          POWERS ON DEFAULT                                                                                        5
7.2          MORTGAGEE MAY MAKE GOOD DEFAULT                                                                          6
7.3          NOTICE FOR EXERCISE OF POWERS                                                                            6

8.           POWER OF ATTORNEY                                                                                        7

8.1          APPOINTMENT                                                                                              7
8.2          APPOINTMENT NOT TO RESTRICT MORTGAGEE                                                                    7

9.           APPLICATION OF MONEY                                                                                     7

9.1          PRIORITY OF PAYMENTS                                                                                     7
9.2          MONEY RECEIVED                                                                                           8

                                                                            (2)


9.3          APPLICATION OF PAYMENTS OR CREDITS                                                                       8
9.4          RELIANCE ON CERTIFICATE                                                                                  8

10.          LIABILITY AND RELEASE                                                                                    8

10.1         CONTINUING OBLIGATION                                                                                    8
10.2         PERSONAL LIABILITY                                                                                       8
10.3         SETTLEMENT CONDITIONAL                                                                                   9
10.4         MORTGAGOR'S LIABILITY NOT AFFECTED                                                                       9
10.5         RELEASE OF MORTGAGED PROPERTY                                                                            9

11.          PROTECTION AND INDEMNITY                                                                                 9

11.1         WAIVER BY MORTGAGOR                                                                                      9
11.2         NO LIABILITY FOR LOSS                                                                                   10
11.3         NO LIABILITY TO ACCOUNT                                                                                 10
11.4         NO CONFLICT                                                                                             10
11.5         NO NOTICE OR ENFORCEMENT                                                                                10
11.6         INDEMNITY                                                                                               10
11.7         PROTECTION OF PERSONS DEALING WITH MORTGAGEE                                                            11

12.          PAYMENTS                                                                                                11

12.1         MONEY REPAYABLE AS AGREED OR ON DEMAND                                                                  11
12.2         CREDIT BALANCES OF OTHER ACCOUNTS                                                                       11
12.3         PAYMENT OF INTEREST                                                                                     12
12.4         CAPITALISATION OF INTEREST                                                                              12
12.5         MERGER                                                                                                  12
12.6         NO DEDUCTION FOR TAXES AND NO SET-OFF OR COUNTERCLAIM                                                   12
12.7         MUTUAL ACCOUNTS                                                                                         12
12.8         CURRENCY CONVERSION AND INDEMNITY                                                                       13

13.          EXPENSES, STAMP DUTIES AND REGISTRATION                                                                 13

13.1         EXPENSES                                                                                                13
13.2         STAMP DUTIES                                                                                            13
13.3         REGISTRATION                                                                                            14

14.          GOVERNING LAW AND JURISDICTION                                                                          14

14.1         GOVERNING LAW                                                                                           14
14.2         JURISDICTION                                                                                            14

15.          MISCELLANEOUS                                                                                           14

15.1         FURTHER ASSURANCE                                                                                       14

(3)
                                                                             (3)

15.2         CERTIFICATE OF MORTGAGEE                                                                                14
15.3         NOTICES                                                                                                 15
15.4         ASSIGNMENT                                                                                              15
15.5         NO MERGER                                                                                               15
15.6         SEVERABILITY OF PROVISIONS                                                                              15
15.7         POWERS CUMULATIVE                                                                                       16
15.8         WAIVER                                                                                                  16
15.9         CONSENTS                                                                                                16
15.10        WRITTEN WAIVER AND CONSENT                                                                              16
15.11        TIME OF ESSENCE                                                                                         16
15.12        MORATORIUM LEGISLATION                                                                                  16
15.13        BINDING ON EACH SIGNATORY                                                                               16
15.14        COUNTERPARTS                                                                                            16
15.15        NO REPRESENTATION BY OR RELIANCE ON MORTGAGEE                                                           16


                                                                             (4)

                                TABLE OF CONTENTS

CLAUSE                                                                PAGE


                                                                      (5)

                                TABLE OF CONTENTS

CLAUSE                                                                PAGE

                                                                      (6)

THIS IS THE ANNEXURE "B" REFERRED TO IN THE MORTGAGE DATED [ ] 1998 BETWEEN PREMIER CARE AUSTRALIA PTY LIMITED, ACN 069 875 476 AS MORTGAGOR AND ABN AMRO FACILITIES AUSTRALIA LIMITED, ACN 001 035 543 AS MORTGAGEE

--------------------------------------------------------------------------------


1.           DEFINITIONS AND INTERPRETATION

             1.1         DEFINITIONS

             In this Mortgage words which are defined in the Debenture Stock Trust Deed have the same meaning when used in this Mortgage and:

             "BUILDING" means any building, structure, earthworks or improvement of any kind or any part thereof.

             "CONVEYANCING ACT" means the Conveyancing Act 1919.

             "CREDIT LEGISLATION" means any one or more of the following:

                         (1)         Credit Act 1984 (NSW); Credit Act 1984
                                     (Vic); Credit Act 1984 (WA); Credit Act
                                     1987 (Qld); Credit Act 1985 (ACT) and any corresponding Statute of any other State or Territory of Australia which is a Recognised State for the purposes of any one or more of those Acts;

                         (2)         Consumer Credit (New South Wales) Code;
                                     Consumer Credit (Victoria) Code; Consumer
                                     Credit (Western Australia) Code; Consumer
                                     Credit (Queensland) Code; Consumer Credit
                                     (Tasmania) Code; Consumer Credit (South
                                     Australia) Code; Consumer Credit
                                     (Australian Capital Territory) Code and
                                     Consumer Credit (Northern Territory) Code;
                                     and

                         (3) any other Statute for the regulation of the provision of credit of another State or Territory of Australia which is notified in writing by the Mortgagee to the Mortgagor as a Statute to which this clause relates, being a Statute which, in the opinion of the Mortgagee, is substantially similar to the Credit Act 1984 (NSW) or the Consumer Credit (New South Wales) Code.

             "DEBENTURE STOCK TRUST DEED" means the deed so entitled between the Mortgagor and the Mortgagee dated on or about the date of this Mortgage.

             "ENVIRONMENTAL LAW" means all laws relating to pollution or protection of health, safety or the environment and includes, without limitation, the conditions attaching to any licence or approval issued for or covering the Mortgaged Property by any Government Authority in respect of pollution or protection of that kind.

             "INSURANCES" means the insurances required by this Mortgage to be taken out or maintained by the Mortgagor.

             "LAND" means the land described on the Real Property Act form comprising the cover sheet to this Mortgage.

             "MORTGAGED PROPERTY" means the Land together with:

                     (4) each and every estate in the Land;

                     (5) all liberties and easements held, used or enjoyed in
                         connection with the Land;

                     (6) all Buildings (permanent or temporary), fixtures,
                         tanks, stoves, engines, lifts, air conditioning equipment and any other fitting or attachment now or at any future time on the Land;

                     (7) all minerals, elements, quarries, waters, plantations, gardens, trees and timber now or at any future time on or in the Land;

                     (8) all present or future leases of the Land; and

                     (9) all land owned by the Mortgagor which is contiguous to the Land together with any estate or interest in any land or other right acquired by the Mortgagor which is to be used or held in conjunction with the Mortgaged Property.

             "RECEIVER" means a receiver or receiver and manager appointed by the Mortgagee under this Mortgage, and if more than one, then each of them, and also any servant, agent or delegate of any of them.

             "REGISTRAR GENERAL" means the Registrar General, the Director of Land Titles, the Land Titles Office or any authorised officer thereof as the context requires.

             "STOCKHOLDER" has the meaning given in the Debenture Stock Trust Deed.

             "TENANCY ACT" means any of the Retail Leases Act 1994, the Residential Tenancies Act 1987, or any similar Statute.

             "WORKS" means the subdivision or stratification of the Land; or

                     (10) the construction of a Building;

                     (12) the renovation or repair of or addition to any
                          existing or future Building;

                     (13) the provision or installation of any amenity upon the
                          Land or in any Building; or

                     (14) the total or partial demolition of or removal of any
                          Building or amenity with a view to redevelopment,

             upon the Land, or any proposal to do the same.

             1.2     INTERPRETATION

             In this Mortgage:

                     (1) headings are for convenience only and do not affect
                         interpretation; and

             unless the context indicates a contrary intention:

                     (2) the expression "PERSON" includes an individual, the
                         estate of an individual, a body politic, a corporation, and a statutory or other authority or association (incorporated or unincorporated);

                     (3) a reference to any party includes that party's
                         executors, administrators, successors, substitutes and assigns, including any person taking by way of novation and, in the case of a trustee includes any substituted or additional trustee;

                     (4) a reference to the Land or Mortgaged Property includes any part of it;

                     (5) a reference to this Mortgage, to another Transaction
                         Document or to any other document includes respectively this Mortgage, the Transaction Document or that other document as amended, varied, novated, supplemented, ratified or replaced from time to time;

                     (6) a reference to any legislation or to any statutory
                         provision includes any statutory modification, rewrite or re-enactment or any statutory provision substituted therefor, and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

                     (7) words importing the singular include the plural (and
                         vice versa) and words denoting a given gender include all other genders;

                     (8) a reference to a clause is a reference to a clause of
                         this Mortgage;

                     (9) where any word or phrase is given a defined meaning,
                         any other part of speech or grammatical form in respect of that word or phrase has a corresponding meaning;

                    (10) this Mortgage will take effect as a deed, and any
                         agreement, undertaking, acknowledgement, condition or other term that is made or given by the Mortgagor in this Mortgage will be deemed to be a covenant by the Mortgagor in favour and for the benefit of the Mortgagee;

                    (11) the terms of any Schedule to this Mortgage will be
                         deemed incorporated into this Mortgage;

                    (l2) mentioning anything after "include", "includes" or
                         "including" does not limit what else may be included;
                         and

                    (13) the Mortgagor and the Mortgagee agree that this
                         Mortgage is a "Transaction Document" and a "Collateral Security" as defined in and for the purposes of the Debenture Stock Trust Deed.

2.           THE MORTGAGE

             2.1    The Mortgage

             By this Mortgage, the Mortgagor mortgages the Mortgaged Property to the Mortgagee to secure the due and punctual performance, observance and fulfilment of all the Obligations and the payment in full of the Secured Money.

             2.2    Performance of obligations

             The Mortgagor will punctually perform, observe and fulfil the Obligations and pay the Secured Money in the manner provided in this Mortgage or in any Transaction Document.

             2.3    Credit Legislation not applicable

             Nothing contained or implied in this Mortgage shall be deemed to require or secure payment of any money or the performance of any obligations by the Mortgagor under or in respect of any credit contract to which the Credit Legislation applies.

             2.4    Collateral to Debenture Stock Trust Deed

             This Mortgage is collateral to and secures the same monies as are secured by the Debenture Stock Trust Deed.

3.           REPRESENTATIONS AND WARRANTIES

             3.1    General representations and warranties

             The Mortgagor represents and warrants to the Mortgagee that:

                    (1) (GOOD TITLE): the Mortgagor has, and whilst this Mortgage remains on foot will continue to have, an absolute and indefeasible title to the Mortgaged Property free from all Encumbrances (other than this Mortgage), prejudicial notifications, claims, interests, public rights of way, easements, restrictions on user, rights of adverse possession, except for those to which this Mortgage is expressly stated to be subject or those which have been fully advised in writing to the Mortgagee and consented to in writing by the Mortgagee;

                    (2) (ENVIRONMENTAL HAZARD): to the best of its knowledge and belief, after having made all due and proper enquiries, no circumstances exist in relation to the Mortgaged Property which, having regard to a non-compliance with Environmental Laws, may give rise to a substantial claim or to a requirement of substantial expenditure by the Mortgagor or to a requirement for cessation or material alteration of its activity on or use of the Mortgaged Property and no such claim or requirement has been made as a result of non-compliance with Environmental Laws; and

                    (3) (INCOME FROM MORTGAGED PROPERTY): except as expressly permitted by the Relationship Agreement, no rents, profits, entitlements, money or money's worth, or any legal or beneficial right or interest in or any right to receive any rents, profits, entitlements, money or money's worth, whether in the nature of capital or income, and whether payable now or in the future under any lease or licence in relation to the Mortgaged Property or otherwise derived from the Mortgaged Property, have been assigned or Encumbered to any other person.

             3.2     REPRESENTATIONS AND WARRANTIES REPEATED

             Each representation and warranty in clause 3.1 will be repeated on each day whilst any of the Secured Money remains outstanding (whether or not then due for payment) with reference to the facts and circumstances then subsisting, as if made on each such day.

4.           PROVISION OF INFORMATION

             The Mortgagor will furnish to the Mortgagee promptly any information regarding the Mortgaged Property as the Mortgagee from time to time reasonably requires.

5.           COVENANTS CONCERNING THE MORTGAGED PROPERTY

             5.1    General restrictions regarding the Mortgaged Property

             The Mortgagor will not without the prior written consent of the Mortgagee (which will not be unreasonably withheld) or as expressly permitted in any other Transaction Document:

                    (1) (NO ENCUMBRANCES): create, purport or attempt to create or permit to exist, any Encumbrance however ranking over the Mortgaged Property;

                    (2) (NO SALE ETC.): except as expressly permitted by the Relationship Agreement, sell, agree to sell, dispose of, dedicate for any public purpose or part with or agree to part with possession of the Mortgaged Property, or grant or agree to grant any easement, restrictive covenant, licence or profit a prendre over the Mortgaged Property, or subdivide or consolidate the Mortgaged Property;

                    (3) (NOT TO REMOVE FIXTURES): remove from the Mortgaged Property or sell or assign or otherwise dispose of any fixture used or enjoyed in connection with the Mortgaged Property and having a value exceeding $100,000 whether it is part of the Mortgaged Property or not;

                    (4) (NOT TO PREJUDICE): do or permit any act, omission or thing whereby the Mortgaged Property becomes or could be liable to surrender, forfeiture or cancellation or becomes prejudiced in any manner or the value of this Mortgage as a security to the Mortgagee becomes or could be materially lessened;

                    (5) (NOT TO SURRENDER): surrender the Mortgaged Property or exchange the Mortgaged Property for other land of any tenure or estate or for other rights either with or without the receipt of any money or other consideration in relation to it. If any exchange or surrender is made, any land or rights acquired as a result will be held by the Mortgagor on account of the Mortgagee as further security for the Secured Money, and the powers, rights and remedies given by this Mortgage or by

                         Statute to the Mortgagee will apply to and be capable of enforcement in relation to that land or those rights;

                    (6) (NOT TO CLAIM PROTECTION): take any steps to obtain protection under any Statute which provides for the curtailment, postponement, defeat, extinguishment or suspension of the rights of the Mortgagee in relation to the Mortgaged Property without first giving to the Mortgagee, and the Mortgagee having received, notice in writing of its intention so to do; or

                    (7) (STEPS): take any steps towards doing any of the foregoing things.

             5.2     Encumbrances and restrictions

             The Mortgagor will duly and punctually observe and perform:

                    (1) (OTHER ENCUMBRANCES): all the terms and conditions to be observed and performed on the Mortgagor's behalf in any other Encumbrance over the Mortgaged Property;

                    (2) (RESTRICTIONS AND EASEMENTS): all material terms, conditions, restrictions, covenants, easements and notifications to which the Mortgaged Property is subject now or at any time after the date of this Mortgage; and

                    (3) (COLLATERAL BENEFITS): all the terms and conditions of any deed, agreement, grant, document or instrument which creates any collateral benefit relative to or capable of being enjoyed in conjunction with the Mortgaged Property.

             5.3    STATUTORY REQUIREMENTS

             The Mortgagor will (or, to the extent that the Mortgaged Property is subject to a lease, will procure that the lessee of the Mortgaged Property will):

                    (1) (COMPLY WITH STATUTES): duly and punctually comply with and observe all Statutes in force now or after the date of this Mortgage that affect or relate to the Mortgaged Property, or that if not complied with or observed would or could impose a charge or liability upon the Mortgaged Property;

                    (2) (RATES): duly and punctually pay all Taxes and other rates, duties, charges, outgoings and assessments, whether municipal, parliamentary, local or of any other description now or after the date of this Mortgage charged, chargeable, payable or assessed on or in respect of the Mortgaged Property (whether assessed against the Mortgagor or not), and will indemnify and keep indemnified the Mortgagee from the payment of any Taxes, rates, duties, charges, outgoings and assessments and from all claims and demands in respect of any of them;

                    (3) (NO STATUTORY CHARGE): not apply for or obtain from any Government Authority any money or material or otherwise do or omit to do anything by which any charge or liability is or might be imposed on the Mortgaged Property in priority to or in derogation of this Mortgage; and

                    (4) (NOTICES): on receipt, provide to the Mortgagee any summons, process, notice, order or other document received by the Mortgagor from any Government Authority relating to or affecting the Mortgaged Property.

             5.4         Repair

             The Mortgagor will maintain the Mortgaged Property, keeping it in good and tenantable repair and condition. Without limiting the generality of the foregoing, the Mortgagor will:

                    (1) (REPAIR): promptly and in a good and workmanlike manner make (or, to the extent that the Mortgaged Property is subject to a lease, ensure that the lessee makes) any repairs, renovations, additions and constructions to the Mortgaged Property necessary for:

                         (1) keeping all Buildings comprising the Mortgaged
                             Property in good and tenantable repair and condition; and

                         (2) complying with the requirements of any Government
                             Authority in relation to the Mortgaged Property;

                    (2) (NO ALTERATION WITHOUT CONSENT): not make or permit to be made any substantial alteration or addition to the Mortgaged Property or pull down, remove or demolish any Buildings from time to time comprising the Mortgaged Property without the prior written consent of the Mortgagee;

                    (3) (CLEAN): keep the Mortgaged Property (or procure that it is kept) clean, tidy and clear of rubbish; and

                    (4) (MAINTENANCE CONTRACTS): enter into and keep in force contracts with respectable and qualified contractors for the maintenance and repair of all plant, equipment and electrical, mechanical and fire services to the Mortgaged Property.

             5.5    Use of Mortgaged Property

             The Mortgagor will:

                    (1) (APPROVED USE): itself, and will cause every person from time to time in occupation of the Mortgaged Property to only use the Mortgaged Property for purposes permitted under any Statute, development consent or other like consent, approval or permission affecting the Mortgaged Property;

                    (2) (MAINTAIN CURRENT USE): not discontinue or vary the current use of the Mortgaged Property without the prior written consent of the Mortgagee; and

                    (3) (CONDUCT OF BUSINESS): conduct and maintain every business carried on by the Mortgagor on the Mortgaged Property from time to time in a proper and efficient manner.

             5.6    Complete Works

             The Mortgagor will (or, to the extent that the Mortgaged Property is subject to a lease, will procure that the lessee will) as soon as all necessary approvals have been obtained commence any Works not already commenced at the date of this Mortgage and will design, carry out and complete all Works:

                    (1) promptly, in a proper and workmanlike manner and in accordance with all terms, conditions and time limits specified by the Mortgagee; and

                    (2) in strict accordance with any plans and specifications approved by the Mortgagee and with the requirements of all Government Authorities whose consent to the Works is necessary.

             Without limiting the generality of the foregoing, the carrying out and completion of the Works includes:

                    (3) the doing of all things and the payment of all money as may be necessary to procure the prompt registration by the Registrar-General of any plan of subdivision, strata plan or plan under any community title legislation in relation to the Mortgaged Property consequent upon the Works; and

                    (4) furnishing to the Mortgagee an up to date survey report in relation to any Building comprising the Works together with a building certificate in relation to the Mortgaged Property in form and substance satisfactory to the Mortgagee.

             5.7    Payments Direct for Work

             The Mortgagee is irrevocably authorised at its discretion to pay any money to be advanced or otherwise provided by the Mortgagee and secured by this Mortgage to any person to whom the Mortgagor or any builder or head contractor engaged by the Mortgagor will for the time being be indebted for work done and/or materials provided in the course of or in respect of the design, carrying out and completion of the Works. The Mortgagee will be entitled to rely on the payee's statement as to the amount due to him without further inquiry.

             5.8    Environmental requirements

                    (1) The Mortgagor will, (or, to the extent that the Mortgaged Property is subject to a lease, will procure that the lessee will) in respect of the Mortgaged Property, maintain procedures which in the reasonable opinion of the Mortgagee are adequate to monitor:

                    (1)  the Mortgagor's compliance with Environmental Laws; and

                    (ii) circumstances which, having regard to a non-compliance with Environmental Laws, may give rise to a claim or to a requirement of substantial expenditure by the Mortgagor or of cessation or material alteration of its activity on or use of the Mortgaged Property ("MATERIAL HAZARD").

                    (2) Where the Mortgagee reasonably suspects that the Mortgagor is not complying with sub-clause (a) above or with an Environmental Law and the result is likely, in the reasonable opinion of the Mortgagee, to have a material adverse effect on the value of the Mortgaged Property, the Mortgagee may have, or may require the Mortgagor to have (in each case at the Mortgagor's expense), an audit conducted by an environmental auditor acceptable to the Mortgagee of the procedures of the Mortgagor for compliance with Environmental Laws and/or in respect of any Material Hazard. The Mortgagor will do everything necessary to promptly facilitate or arrange that audit.

                    (3) Where the procedures or the audit referred to above reveal any non-compliance with any Environmental Law, or reveal any Material Hazard and the result is likely, in the reasonable opinion of the Mortgagee, to have a material adverse effect on the value of the Mortgaged Property, the Mortgagor will promptly remedy them and failure to promptly remedy them will be deemed to be an Event of Default.

                    (4) The Mortgagor will ensure that each lessee of the Mortgaged Property complies with its obligations regarding Environmental Laws under the relevant lease, and will provide to the Mortgagee copies of all documents received by the Mortgagor from any such lessee under the environmental provisions of any such lease.

             5.9         Leasing

             The Mortgagor will:

                    (1) (LEASING): not, without the prior consent of the Mortgagee, enter into any lease or licence to use or occupy the Mortgaged Property other than a lease:

                         (1) in favour of Moran Health Care (Australia) Pty
                             Limited or any of its Related Bodies Corporate on terms and conditions approved by the Mortgagee; or

                         (2) to a resident or intending resident of part of the
                             Mortgaged Property which is a nursing home or other aged care facility on terms and conditions approved by the Mortgagee (acting reasonably);

                    (2) (ENFORCE): take all action that a prudent, diligent or reasonable person would take to cause any tenant under any lease or licence to perform its obligations owed to the Mortgagor or compensate the Mortgagor for non-performance and will not, without the

                         Mortgagee's prior written consent, release any of those obligations;

                    (3) (NO ASSIGNMENT OF RENTAL ENTITLEMENT): except as expressly permitted by the Relationship Agreement, not assign or grant any Encumbrance (other than in favour of the Mortgagee) over any right to receive any rents, profits, entitlements, money or money's worth or any legal or beneficial right to receive any rents, profits, entitlements, money or money's worth, whether in the nature of capital or income, payable now or in the future in respect of any lease or sub-lease of or licence to use or occupy the Mortgaged Property or any agreement to grant any such lease or otherwise derived from the Mortgaged Property;

                    (4) (NO CONSENT TO ASSIGNMENT): not, without the prior written consent of the Mortgagee, cause or permit the person having the benefit of any lease, sub-lease or licence (other than a resident of part of the Mortgaged Property which is a nursing home or other aged care facility) to assign, transfer, demise, grant any sub-lease or licence pursuant to, mortgage, charge or otherwise deal with such lease, sublease or licence or any interest arising under any of them;

                    (5) (INFORMATION): on reasonable demand by the Mortgagee, provide to the Mortgagee:

                         (1) all leases, sub-leases, licences and other
                             documents evidencing or containing the terms and conditions under which any person occupies or uses the Mortgaged Property; and

                         (2) such further information, explanations and
                             verifications required by the Mortgagee relating to any leases, sub-leases, licences or documents or the management of the Mortgaged Property on the Mortgagor's behalf; and

                    (6) (TENANCY ACT): not (and, to the extent that the Mortgaged Property is subject to a lease, will procure that the lessee does not) create any tenancy in relation to the Mortgaged Property which is or may become subject to any Tenancy Act without the prior written consent of the Mortgagee and will ensure that all tenancies which are so created comply with the relevant Tenancy Act and the lease or any options granted pursuant to the lease contain a provision confirming that it is subject to the relevant Tenancy Act.

             5.10   Encroachments by or onto the Mortgaged Property

                    (1) If at any time any Building comprising the Mortgaged Property substantially encroaches onto any adjoining property not owned by the Mortgagor and mortgaged to the Mortgagee, the Mortgagor will:

                         (1) (to the extent to which the Mortgagee has not
                             already been
                             advised of such encroachment), advise the Mortgagee in writing; and

                         (2) at its own expense rectify the encroachment or
                             obtain an easement to authorise the continuation of the encroachment.

                    (2) If at any time any Building on any adjoining property encroaches onto the Mortgaged Property, the Mortgagor will advise the Mortgagee, and at its own expense:

                             (1) will remove the encroachment; and

                             (2) will not grant an easement to authorise the
                                 continued existence of that encroachment without the Mortgagee's prior written consent.

             5.11    Resumption Etc. and Release

             The Mortgagor:

                    (1) (COMPENSATION ETC.): will (except to the extent to which any lease of the Mortgaged Property approved by the Mortgagee requires such moneys to be paid to a lessee of the Mortgaged Property) pay to the Mortgagee immediately on receipt all money which may become payable as purchase money or compensation or otherwise in respect of the Mortgaged Property, or in respect of any resumption or the grant of any easement, licence, profit or other right over the Mortgaged Property, which, at the option of the Mortgagee, will be applied in or towards repayment of the Secured Money;

                    (2) (APPOINTMENT OF MORTGAGEE): hereby appoints and empowers the Mortgagee at any time following the occurrence of an Event of Default to claim that money and alone (to the exclusion of the Mortgagor or any other person) to:

                         (1) agree, compromise and settle any such claim;

                         (2) demand, sue for, recover, receive and give
                             discharges for that money;

                         (3) execute any necessary assurances and releases,

                    and to do all of the foregoing in the name of the Mortgagor notwithstanding anything in any Statute under which that money may be payable. The Mortgagor hereby releases the Mortgagee from any claim for anything done or omitted to be done by the Mortgagee when so acting.

             5.12   Caveats

             The Mortgagor will remove from the title to the mortgaged land any caveat or other prejudicial notification (other than a caveat or notification lodged by the Mortgagee) which prohibits the recording of any estate or interest of the Mortgagor or the Mortgagee in the Mortgaged Property or affects any such estate or interest or protects an interest in the Mortgaged Property not permitted by this Mortgage.

6.           INSURANCE COVENANTS

             6.1    Insurances

                    (1) (INSURE): the Mortgagor will insure all improvements on the Mortgaged Property against:

                         (1) loss, theft, damage and destruction;

                         (2) loss, including without limiting the generality of
                             the foregoing, loss of rent, income, capital or other revenue derived from the Mortgaged Property caused by or contributed to by any loss, theft, damage or destruction of the Mortgaged Property or any other event;

                         (3) any liability from time to time of the Mortgagee or
                             the Mortgagor in respect of the ownership, use or occupation of the Mortgaged Property; and

                         (4) all risks usually associated with any Works;

                     (2) (TERMS): all Insurances will:

                         (1) be taken out with an insurer reasonably approved by
                             the Mortgagee;

                         (2) have the name of the Mortgagee noted as an
                             interested party;

                         (3) insure the Mortgagor's and the Mortgagee's
                             respective insurable interests;

                         (4) be for such amounts and cover such risks and
                             contain such terms and conditions as the Mortgagee reasonably requires; and

                         (5) not be varied in a material respect or cancelled
                             without the prior written consent of the Mortgagee;

                    (3) (FULL REPLACEMENT VALUE): all Insurances against loss, theft, damage or destruction of the Mortgaged Property will be for the full replacement value thereof from time to time unless the Mortgagee otherwise agrees in writing; and

                    (4) (POLICIES): a certified copy of all documents relating to the Insurances, including, a certified copy of each proposal form under which the application for insurance was made, the relevant policies, all renewal certificates, certificates of currency and endorsement slips, are to be delivered by the Mortgagor to the Mortgagee immediately upon request by the Mortgagee.

             6.2    Assignment of Insurances

             As further and better security, the Mortgagor assigns to the Mortgagee the Mortgagor's right, title and interest in the Insurances and all money which at any time becomes owing to the Mortgagor by any insurer under the Insurances.

             6.3    Maintenance of Insurances and Production of Policy

             The Mortgagor will:

                    (1)  maintain all Insurances;

                    (2) duly and punctually pay or cause to be paid all premiums and other money payable under, and perform, observe and fulfil the terms of, all Insurances;

                    (3) produce to the Mortgagee the policy of Insurance and the receipts for the payment of each premium and all other money payable in respect of each policy (or other evidence of payment satisfactory to the Mortgagee) at least 14 days before the due date for renewal thereof; and

                    (4)  ensure that every policy of Insurance:

                         (1) contains an agreement by the insurer that,
                             notwithstanding the lapse of any policy (except by reason of expiration in accordance with its terms) or any right of cancellation of the insurer or any cancellation by the Mortgagor (whether voluntary or involuntary), that policy will continue in force for the benefit of the Mortgagee for at least 30 days after written notice of cancellation has been sent by certified mail to the Mortgagee and that no reduction in limits or coverage in that policy in whole or part will be effected except with the prior written consent of the Mortgagee; and

                         (2) insures the Mortgagee's interest up to the limits
                             of the policy regardless of any breach or violation by the Mortgagor of any warranties, declarations or conditions contained in that policy.

             6.4    Full Disclosure and Compliance with Policies

             The Mortgagor will disclose to the proposed insurer all facts material to the insurer's risk before entering into the Insurances.

             6.5    No liability

             The Mortgagee will not incur any liability to the Mortgagor arising out of any failure by the Mortgagee to effect or renew any Insurance, nor will the Mortgagee incur any liability arising out of any failure by the insurer for any reason to meet any claim under any Insurance.

             6.6    Option as to payments

             If any part of the Mortgaged Property is lost, stolen, damaged or destroyed, the sum received under any Insurance will (to the extent to which it exceeds $250,000 in any one year) be applied at the option of the Mortgagee:

                    (1) towards the replacement or repair of the relevant property; or

                    (2)  in or towards repayment or reduction of the Secured
                         Money.

             6.7    Money paid to mortgagor

             If any money payable under the Insurances comes into the hands of the Mortgagor, it will be paid to the Mortgagee immediately.

             6.8    Not prejudice insurances

             The Mortgagor will not cause or permit anything to be done which may:

                    (1) render any part of the Insurances void, voidable or otherwise unenforceable;

                    (2) hinder or prevent the recovery of any money in respect of the Insurances; or

                    (3) cause the premiums and other money payable to any insurer to be increased.

7.           EVENTS OF DEFAULT

             If any Event of Default occurs and while it subsists, at the option of the Mortgagee and notwithstanding any delay or previous waiver of the right to exercise that option, the Secured Money becomes immediately due and payable on demand, and all Powers not previously exercisable become exercisable.

8.           MORTGAGEE'S POWERS

             8.1    Mortgagee's Powers

             At any time after the Secured Money has become due and payable or an Event of Default has occurred and has not been waived or rectified with any relevant period permitted in any Transaction Document, the Mortgagee will be entitled to exercise, in addition to its power of sale and all other Powers, any one or more of the following powers without the need for any notice to the Mortgagor:

                    (1) (TO SELL): to sell or concur in selling the Mortgaged Property by auction, private treaty or tender, at any time and on any terms and special conditions as the Mortgagee thinks fit;

                    (2) (TO TAKE POSSESSION): to take possession or control of or make use of the Mortgaged Property or relinquish such possession or control;

                    (3) (TO FORECLOSE): to foreclose on the Mortgaged Property and to procure the registration of the Mortgaged Property into the name of the Mortgagee for its own use and benefit absolutely free from all adverse estates, interests and rights;

                    (4) (TO COLLECT RENTS): to enter into possession of the Mortgaged Property by receiving its rents, profits and income;

                    (5) (TO LEASE): notwithstanding section 106 of the Conveyancing Act, to lease or licence or to enter into agreements to lease or to licence or to renew any lease or licence of the Mortgaged Property in the name of the Mortgagor or the Mortgagee and for any period and on any terms or to vary or terminate a lease or licence;

                    (6) (TO ACCEPT SURRENDERS): notwithstanding section 107 of the Conveyancing Act to accept surrenders of and to terminate any lease of or licence of the Mortgaged Property on any terms;

                    (7) (TO MANAGE): to manage the Mortgaged Property and do any other thing that the Mortgagee in its absolute discretion thinks fit to efficiently utilise the Mortgaged Property or to obtain income from it;

                    (8) (TO SELL ETC. OTHER MORTGAGED PROPERTY): to exercise its power of sale, lease or licence in relation to the Mortgaged Property in conjunction with the exercise of any similar power in relation to any other property of the Mortgagor, whether real or personal, which is subject to an Encumbrance in favour of the Mortgagee, by one contract and at one price or at one rent or fee or in any other manner that the Mortgagee thinks fit, and with full power to apportion all costs, expenses, purchase money, rent and fees between the properties so dealt with;

                    (9) (TO CARRY ON BUSINESS): to carry on or concur in carrying on any business then conducted from the Mortgaged Property, and to effect all insurances and do all acts which the Mortgagor might do in the ordinary conduct of business for the protection or improvement of the Mortgaged Property;

                    (10) (TO BORROW OR RAISE MONEY): to borrow or raise from the
                         Mortgagee or any other person any money which may be required for any purpose and in the name of the Mortgagor or otherwise to secure any money borrowed or raised by the grant of any Encumbrance over the Mortgaged Property so that the Encumbrance ranks in priority to, pari passu with or after this Mortgage. The Mortgagee will not be bound to inquire as to the necessity or propriety of any Financial Liability nor be responsible for the misapplication or non-application of any money so borrowed or raised;

                    (11) (TO ENGAGE): to engage consultants, contractors,
                         professional advisers, agents and employees at such salaries or remuneration as the Mortgagee thinks fit and the Mortgagee may act upon any advice given by that person;

                    (l2) (TO CONDUCT WORKS): to carry out any Works on the
                         Mortgaged Property including, without limitation to, repair, renew, replace, renovate or clean the Mortgaged Property, to erect any new Buildings or make any improvements to any land forming part of the Mortgaged Property, to demolish, alter, rebuild or extend any existing Buildings on the Mortgaged Property, or to strata, subdivide, consolidate, develop or rezone any land forming part of the Mortgaged Property;

                    (13) (EASEMENTS AND RESTRICTIVE COVENANTS): to obtain or
                         grant any easement or restrictive covenant over or in relation to the Mortgaged Property;

                    (14) (TO SEVER AND SELL FIXTURES): to sever fixtures
                         belonging to the Mortgagor and to sell them separately from any other part of the Mortgaged Property;

                    (15) (TO REMOVE CHATTELS): to remove, give away, dump, store with any
                         party (including the Mortgagee), all chattels which are located upon but are not part of the Mortgaged Property or subject to any Encumbrance in favour of the Mortgagee, without any liability to the Mortgagor or any third party;


                    (16) (TO INVEST PROCEEDS AGAINST CONTINGENCIES): if any of
                         the Secured Money is contingent, to invest, deposit or hold the Mortgaged Property or the proceeds from the sale, lease or other dealing with the Mortgaged Property in a form or mode of investment for the time being as the Mortgagee in its absolute discretion thinks fit, with like power to vary, transpose or re-invest the investments or deposits from time to time until such part of the Secured Money ceases to be contingent;

                    (17) (TO ENTER INTO CONTRACTS): to enter into any contract or arrangement with any person for any purpose connected with this Mortgage or the Mortgaged Property or in furtherance of any Power, on such terms and conditions as the Mortgagee in its absolute discretion thinks fit, including, without limitation, granting or conferring options to, in favour of or exercisable by any person for the purpose of or in connection with the sale, purchase, leasing, hiring or other dealing with the Mortgaged Property;

                    (18) (TO PERFORM CONTRACTS): to perform, observe, carry
                         out, enforce specific performance of, exercise or refrain from exercising, the Mortgagor's rights and powers under, obtain the benefit of, and vary or rescind all contracts, leases, licences and rights forming part of the Mortgaged Property or entered into in the exercise of any Power;

                    (19) (TO TAKE PROCEEDINGS): to institute, conduct or defend any proceedings in law, equity or bankruptcy, and to submit to arbitration, mediation or conciliation, in the name of the Mortgagor or otherwise and on any terms, any proceeding, claim, question or dispute in connection with the Mortgaged Property or otherwise;

                    (20) (TO COMPROMISE): to make any settlement, arrangement or compromise regarding any action, proceeding or dispute arising in connection with the Mortgaged Property, to grant to any person involved time or other indulgence, and to execute all related releases or discharges as the Mortgagee thinks fit;

                    (21) (TO APPEAL): to appeal against or to enforce any
                         judgment or order in respect of the Mortgaged Property;

                    (22) (TO BANKRUPT DEBTORS AND WIND-UP COMPANIES): to make
                         debtors bankrupt and to wind-up companies and to do all things in connection with any bankruptcy or winding up which the Mortgagee thinks necessary for the recovery or protection of the Mortgaged Property or for the security or other benefit of the Mortgagee;

                    (23) (INSURANCE CLAIMS): to make, enforce, compromise and
                         settle all claims in respect of insurance over or affecting the Mortgaged Property;

                    (24) (TO DELEGATE): to delegate to any person for such time or times as the Mortgagee approves, any of the Powers, including this power of delegation;

                    (25) (TO DO ALL OTHER THINGS NECESSARY): to do all things
                         necessary to perform, observe and fulfil any of the Mortgagor's covenants contained in this Mortgage; and

                    (26) (MORTGAGEE'S DISCRETION): to do all other acts and
                         things without limitation as the Mortgagee thinks fit.

             8.2    Mortgagee's right to enter

             Subject to the terms of any lease of any Mortgaged Property approved by the Mortgagee, the Mortgagee will be at liberty at all times, with or without workmen, surveyors, architects, experts and others to enter the Mortgaged Property to:

                    (1) (INSPECT): inspect the condition of the Mortgaged Property;

                    (2) (COMPLIANCE): determine whether the terms of this Mortgage are being complied with;

                    (3) (COPIES): inspect and take copies of records relating to the Mortgaged Property or any business of the Mortgagor conducted on or from the Mortgaged Property; and

                    (4)  (EXERCISE POWERS): exercise any Power.

             Provided that no Event of Default has occurred and is subsisting, any action taken by the Mortgagee or on its behalf under this clause will be at the Mortgagee's sole risk in so far as compliance with occupational health and safety legislation and law is concerned.

             8.3    Mortgagee may make good default

             If the Mortgagor defaults in duly performing, observing and fulfilling any of the Obligations, the Mortgagee may, without prejudice to any other Power, do all things and pay all money necessary or expedient in the opinion of the Mortgagee to make good or to attempt to make good that default to the satisfaction of the Mortgagee.

             8.4    Title documents

             The Mortgagee will be entitled to have and to retain the possession of all certificates of title to the Mortgaged Property and all surveys, insurance policies and certificates issued by or to any Government Authority relating to the Mortgaged Property, whether or not they also relate to property other than the Mortgaged Property.

             8.5    Notice for exercise of Powers

                    (1) The Powers may be exercised by the Mortgagee and the Receiver immediately on or at any time after the Secured Money becomes payable or an Event of Default occurs, without any notice or lapse of time being necessary unless required by a law which cannot be excluded or by any inconsistent provision in this Mortgage.

                    (2)  One day is fixed as the period for which:

                         (1) default must continue in the performance,
                             observance and fulfilment of the whole or any part of the Obligations or in the payment of any part of the Secured Money, including interest, before the Mortgagee may serve any notice in writing as required by any Statute affecting the Powers; and

                         (2) default must continue after the service of notice
                             before any power of sale may be exercised.

9.           RECEIVER

             9.1    Appoint Receiver

             At any time after the Secured Money has become due and payable or an Event of Default has occurred, and without prejudice to, and notwithstanding the prior exercise of, any other right or remedy it has, the Mortgagee may appoint in writing any person or persons to be a receiver or receiver and manager of the Mortgaged Property, and to withdraw the appointment of any Receiver of the Mortgaged Property and, in the case of the removal, retirement or death of any Receiver, to appoint another person or persons in its place.

             9.2    Powers of Receiver

             Each Receiver will have all of the powers conferred on the Mortgagee by this Mortgage as if they had been expressly conferred on the Receiver, and any further powers as the Mortgagee confers upon the Receiver, without the need for any consent by the Mortgagor.

             9.3    Joint Receivers

             If more than one person is appointed as a Receiver of the Mortgaged Property, the Mortgagee may specify whether the appointment and the Powers of each appointee, will at its option be joint or joint and several, and failing such specification, the appointment and the Powers of each person will be deemed to be joint and several.

             9.4    Remuneration of Receiver

             The Mortgagee may fix the remuneration of any Receiver at such rate as the Mortgagee from time to time determines, which rate will not exceed the standard hourly rate from time to time charged by the firm of which the Receiver is a member for work of the level conducted by the Receiver.

             9.5    Agent of the Mortgagor

             Every Receiver will be the agent of the Mortgagor and the Mortgagor will be solely responsible for all acts and omissions by and the remuneration of the Receiver.

             9.6    Indemnity

             The Mortgagee may give such indemnities to the Receiver concerning the performance of the Receiver's duties as are permitted by law, and if the Mortgagee is obliged to pay any money under any indemnity, that money will become part of the Secured Money.


10.          FURTHER POWERS OF MORTGAGEE AND RECEIVER

             10.1   Appoint Agents

             The Mortgagee may itself exercise its Powers or appoint an agent or joint and several agents and delegate such powers to it or them (in which case clauses 9.1, 9.2, 9.4 and 9.6 will apply as if it or they were appointed as a Receiver).

             10.2   Act Jointly

             The Mortgagee or the Receiver may exercise any of the Powers in conjunction with the exercise of similar powers by any other Encumbrancee of the Mortgaged Property or by any receiver or receiver and manager appointed by that other Encumbrancee, and may enter into and give effect to agreements and arrangements with that other Encumbrancee or receiver or receiver and manager as the Mortgagee or Receiver thinks fit.

             10.3   Power of Attorney

                    (a) The Mortgagor irrevocably appoints the Mortgagee, each director, manager and attorney from time to time of the Mortgagee, and any Receiver appointed under this Mortgage, severally, as attorney of the Mortgagor, with power at any time after the occurrence of an Event of Default to:

                         (1) do all acts which ought to be done by the Mortgagor
                             under this Mortgage or to exercise any Power;

                         (2) demand, sue for, recover and receive the Mortgaged
                             Property from any person, in the name of and on behalf of the Mortgagor, or in the name of the Mortgagee or an attorney appointed under this Mortgage;

                         (3) take further action and to execute further
                             instruments which are, or are in the opinion of the Mortgagee, either necessary to more satisfactorily secure the payment of the Secured Money or are expedient in relation to the Mortgaged Property; and

                         (4) appoint (and remove at will) at any time any
                             person(s) as a substitute(s) for an attorney or attorneys.

                    (2) The Mortgagor ratifies and confirms now and for the future all actions lawfully undertaken by or on behalf of its attorney under this Power of Attorney.

                    (3) The Mortgagor declares that this Power of Attorney will continue in force until all actions taken under it have been completed, notwithstanding the discharge of this Mortgage or any of the agreements or arrangements to which it refers.

             10.4   No Interference with Power of Sale

             The Mortgagor will not in any way interfere with, restrict or otherwise seek to prevent or delay the exercise of any power of sale of the Mortgaged Property by the Mortgagee or any Receiver, unless the Mortgagor first brings into court a sum of money sufficient to redeem this Mortgage.


             10.5   Authority to Complete Blanks

             The Mortgagor irrevocably authorises the Mortgagee or its solicitors to complete all blanks in this Mortgage, in any Transaction Document or in any document incidental to any of them, and to make any formal additions or amendments as the Mortgagee or its solicitors consider requisite to procure the stamping or registration of any of those documents.

11.          APPLICATION OF MONEY

             11.1   Priority of Payments

             All money received by the Mortgagee or by the Receiver as a result of the exercise of the Powers may be applied in the following order:

                    (1) (INCIDENTAL TO EXERCISE OF POWERS): in payment of all costs, charges, expenses and disbursements incurred in or incidental to the exercise or attempted exercise of any of the Powers;

                    (2) (OUTGOINGS): in payment of any other outgoings as the Receiver or the Mortgagee thinks fit;

                    (3) (PAYMENT OF SECURED MONEY): in payment of the balance of the Secured Money then owing or contingently or prospectively owing, whether or not due and payable;

                    (4) (SUBSEQUENT ENCUMBRANCES): in payment of subsequent Encumbrances of which the Mortgagee is aware in the order of their priority; and

                    (5) (SURPLUS): the surplus (if any) belongs to the Mortgagor but does not carry interest.

             11.2   Money Received

             In applying any money towards satisfaction of the Secured Money, the Mortgagor will be credited only with so much of the money available for that purpose as will be actually received by the Mortgagee or the Receiver and not required for whatever reason to be disgorged, any credit to date from the time of receipt.

             11.3   Application of Payments or Credits

             Each of the Mortgagee and the Receiver has an absolute discretion to apply any payment or credit received by it under this Mortgage in reduction of any part or parts of the Secured Money, whenever and on whatever account it became secured, notwithstanding any principle or presumption of law to the contrary or any direction given at the time of receipt, and without the need to communicate its election to any person.

             11.4   Reliance on Certificate

             In making any payment to any other Encumbrancee under clause 11.1, the Mortgagee and the Receiver may rely on a certificate from that Encumbrancee as to the amount secured, and are not bound to enquire as to the accuracy of the certificate or whether the amount referred to is validly secured by the Encumbrance.

12.          LIABILITY AND RELEASE

             12.1   Continuing Obligation

             This Mortgage constitutes a continuing obligation regardless of any settlement of account, intervening payment, express or implied revocation, or any other matter or thing. Without limiting the generality of the foregoing, each indemnity in this Mortgage is a separate additional and continuing obligation and will survive the discharge of this Mortgage. Unless otherwise agreed, payment by the Mortgagee will not be a pre-condition to liability under any indemnity.

             12.2   Personal Liability

             Notwithstanding any payout figure quoted or other form of account stated by the Mortgagee, and notwithstanding the rule in Groongal Pastoral Company Limited (In Liquidation) v. Falkiner (1924) 35 CLR 157, no grant of full or partial satisfaction of or discharge from this Mortgage by the Mortgagee will release the Mortgagor from personal liability under this Mortgage or under any Transaction Document until all the Secured Money has in fact been received by the Mortgagee and is not liable to be disgorged for any reason, notwithstanding that the quotation or statement of account has arisen from the mistake, negligence, error of law or error of fact of the Mortgagee, its servants or agents.

             12.3   Settlement Conditional

             Any settlement or discharge between the Mortgagor and the Mortgagee is conditional on any security or payment given or made to the Mortgagee by the Mortgagor or any other person in relation to the Obligations not being avoided, repaid or reduced by virtue of any Insolvency Provision. If the security or payment is avoided, repaid or reduced, the Mortgagee will be entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Mortgagor subsequently as if that settlement or discharge had not occurred.

             12.4   Mortgagor's Liability Not Affected

             This Mortgage and the liability of the Mortgagor under this Mortgage will not be affected or discharged by any of the following:

                    (1) (INDULGENCE): the granting to the Mortgagor or to any other person of any time or other indulgence or consideration;

                    (2) (TRANSACTION DOCUMENTS): the Mortgagee failing or neglecting to recover by the realisation of any Transaction Document, other security or otherwise any of the Secured Money;

                    (3) (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Mortgagee or any other person;

                    (4) (RELEASE): the release, discharge, abandonment or transfer, whether wholly or partially and with or without consideration, of any Transaction Document, other security, judgment or negotiable instrument held from time to time or recovered by the Mortgagee from or against the Mortgagor or any other person; or

                    (5)  (ANY OTHER THING): any other matter or thing.

             12.5   Release of Mortgaged Property

             The Mortgagee will be under no obligation to grant a release of the Mortgaged Property from this Mortgage unless at the time the release is to be provided, none of the Secured Money is owing (whether actually contingently or prospectively), none of the Obligations remain to be performed and it is not reasonably foreseeable that there could be any such money owing or Obligations to be performed at a future time.

13.          PROTECTION AND INDEMNITY

             13.1   Waiver by Mortgagor

             The Mortgagor waives in favour of the Mortgagee:

                    (1) all rights against the Mortgagee and any other person, estate or assets as far as is necessary to give effect to any provision of this Mortgage;

                    (2) promptness and diligence on the part of the Mortgagee, and any other requirement that the Mortgagee take any action or exhaust any right against any other person before enforcing this Mortgage; and

                    (3) all rights inconsistent with the provisions of this Mortgage, including any rights of contribution or subrogation which the Mortgagor might otherwise be entitled to claim or enforce.

             13.2   No Liability for Loss

             Neither the Mortgagee nor any Receiver will be liable or otherwise accountable for any omission, delay, mistake, loss or irregularity in or concerning the exercise, attempted exercise, non-exercise or purported exercise of any Power, except for actual fraud or wilful misconduct.

             13.3   No Liability to Account

             Neither the Mortgagee nor any Receiver will, by reason of the Mortgagee or the Receiver entering into possession of the Mortgaged Property, be liable to account as mortgagee or chargee in possession, or for anything except actual receipts, or be liable for any loss on realisation, or for any default, omission, delay or mistake for which a mortgagee or chargee in possession might be liable.

             13.4   No Conflict

             The Mortgagee and any Receiver may exercise any Power notwithstanding that the exercise of that Power involves a conflict between any duty owed to the Mortgagor by the Mortgagee or that Receiver and any duty owed by the Mortgagee or Receiver to any other person, or the interests of the Mortgagee or Receiver. No contract will be void or voidable by virtue of any such conflict of duty or interest, nor will the Mortgagee or Receiver be liable to account to the Mortgagor or any other person for any money or property as a result of such conflict.

             13.5   No Notice or Enforcement

             The Mortgagee need not give any notice of this Mortgage to any debtor of the Mortgagor, or to any purchaser, or to any other person, or enforce payment of any money payable to the Mortgagor, or realise any of the Mortgaged Property, or to take any steps or proceedings for that purpose.

             13.6   Indemnity

             The Mortgagor will on demand indemnify and keep the Mortgagee indemnified in respect of all costs, expenses, liabilities and losses incurred by the Mortgagee or the Receiver:

                    (1) in the exercise, attempted exercise or non-exercise of any Power, including (without limitation) those consequent on any mistake, oversight, error of judgment or want of prudence on the part of the Mortgagee or the Receiver, unless the same is due to actual fraud or wilful misconduct;

                    (2) as a consequence of the occurrence of any Event of Default;

                    (3)  by reason of this Mortgage;

                    (4) in respect of any act or omission for which the Mortgagee or the Receiver is exonerated by this Mortgage; and

                    (5) by reason of the Mortgagee redeeming or taking a transfer of any Encumbrance ranking in priority to or pari passu with this Mortgage,

             and the Mortgagor will defend all actions, proceedings, claims or demands brought by any person in relation to any matter the subject of this indemnity.

             13.7   Protection of Persons Dealing with the Mortgagee or Receiver

             No person acquiring any money or asset from or paying or handing over any money or asset to or otherwise dealing with the Mortgagee, the Receiver or any attorney appointed under this Mortgage, or to whom is tendered for registration an instrument executed by the Mortgagee, the Receiver or any attorney appointed under this Mortgage will be:

                    (1)  bound to inquire:

                         (1)    whether any Event of Default has occurred;

                         (2) whether any of the Secured Money is owing or payable;

                         (3) whether the Receiver or attorney has been properly appointed;

                         (4) as to the propriety or regularity of the exercise or purported exercise of any Power; or

                         (5)    as to any other matter or thing;

                    (2) affected by actual or constructive notice that any transaction, document or other dealing is unnecessary or improper; or

                    (3) concerned to see to the application of any money or asset, or be answerable or accountable for any loss or misapplication,

             and the irregular, improper or unnecessary exercise of any Power will be, as regards the protection of any such person, deemed to be authorised by the Mortgagor and valid.

14.          PAYMENTS

             14.1   Money Repayable as Agreed or on Demand

             Unless otherwise agreed in writing, the Secured Money will be payable by the Mortgagor to the Mortgagee in Australian dollars immediately on demand by the Mortgagee.

             14.2   Credit Balances of Other Accounts

             In determining the Secured Money, no credit need be allowed by the Mortgagee for any credit balance in any joint or other account of the Mortgagor with the Mortgagee, or for any other money owing by the Mortgagee to the Mortgagor.

             14.3   Payment of Interest

             The Mortgagor will pay interest on the Secured Money to the Mortgagee or any Stockholder, in accordance with any Transaction Document, and in the absence of any relevant provision, to the Security Trustee at the Specified Rate calculated on daily balances computed from the time or respective times when the money becomes owing to, or is paid by, the Mortgagee. Interest accrues daily, and is payable on the earlier of a demand from the Mortgagee or the last Banking Day of each calendar month, whilst the Secured Money remains outstanding.

             14.4   Capitalisation of Interest

             The Mortgagee may capitalise any interest which has become due and owing in accordance with any Transaction Document or in the absence of any relevant provision, then at such periods of not less than one calendar month and from such dates as the Mortgagee elects. The accumulation of capitalised interest may continue until the Secured Money has been paid in full notwithstanding any composition, compromise, judgment or order in respect of any person or any other thing.


             14.5   Merger

             If the liability of the Mortgagor to pay to the Mortgagee any of the Secured Money becomes merged in any judgment or order, the Mortgagor will, as an independent obligation, pay interest at the rate which is the higher of that payable under this Mortgage and that fixed by or payable under that judgment or order.


             14.6   No Deduction for Taxes and no Set-off or Counterclaim

             Subject to any Transaction Document, all payments of Secured Money by the Mortgagor to the Mortgagee will be:

                    (1)  free of any set-off or counterclaim; and

                    (2) subject to any Statute, without deduction or withholding for any present or future Taxes.


             14.7    Mutual Accounts

             The Mortgagee may without prior notice:

                    (1) apply any credit balance (whether or not then due) to which the Mortgagor is at any time entitled and in any currency at any office of the Mortgagee in or towards satisfaction of any sum then due and unpaid from the Mortgagor to the Mortgagee under this Mortgage; and

                    (2) set-off any amount owing by the Mortgagor under this Mortgage, whether actual, contingent or prospective, against any liability, whether actual, contingent or prospective of the Mortgagee to the Mortgagor.

             The Mortgagee may effect such currency exchanges as it considers appropriate in the exercise of any of its rights under this clause.

             14.8   Currency Conversion and Indemnity

                    (1) If any amount is required to be paid in a particular currency and the Mortgagee receives payment in another currency, then the Mortgagee may actually or notionally convert the amount received into the required currency at the spot rate which it is or considers it would be able to obtain in the market at the time following receipt when it sees fit to make such conversion. The Mortgagor will only satisfy its obligation to pay in the required currency to the extent of the amount actually or notionally received after deducting the costs of conversion.

                    (2) The Mortgagor agrees to indemnify the Mortgagee for any deficiency which arises for any reason between the amount actually received pursuant to any judgment, court or tribunal order or distribution under any Insolvency Provision which takes into account any currency conversion rate and the amount which would be actually or notionally received by the Mortgagee by applying the conversion provided for in this clause.

15.          EXPENSES, STAMP DUTIES AND REGISTRATION

             15.1   Expenses

             The Mortgagor on demand will reimburse the Mortgagee for and keep the Mortgagee indemnified against all expenses, including legal fees, costs and disbursements (on a solicitor/own client basis) incurred by the Mortgagee in connection with:

                    (1) (PREPARATION): the preparation, negotiation and execution of this Mortgage and any subsequent consent, agreement, waiver, amendment to, or discharge of this Mortgage; and

                    (2) (ENFORCEMENT): the exercise, enforcement, preservation, or attempted exercise, enforcement or preservation of any rights under this Mortgage, including without limitation any expenses incurred in the evaluation of any matter of material concern to the Mortgagee.

             The Mortgagor will bear the cost of its compliance with this Mortgage.


             15.2   Stamp duties

                    (1) (PAYMENT OF ALL DUTIES): The Mortgagor will pay all stamp duty, transaction, registration and similar Taxes, including fines and penalties, financial institutions duty and debits tax which may be payable to or required to be paid by any appropriate authority, or determined to be payable in connection with the execution, delivery, performance or enforcement of this Mortgage, or any payment, receipt or other transaction contemplated by this Mortgage.

                    (2) (INDEMNITY): The Mortgagor will indemnify the Mortgagee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Mortgagor to pay Taxes.

             15.3   Registration

             The Mortgagor will ensure that this Mortgage is registered in the manner and within such time limits as may be prescribed by law to ensure the full efficacy of this Mortgage as a security to the Mortgagee in all relevant jurisdictions.

16.          GOVERNING LAW AND JURISDICTION

             16.1   Governing Law

             This Mortgage is to be governed by and construed in accordance with the laws of New South Wales.

             16.2   Jurisdiction

                    (1) (ACCEPTANCE OF JURISDICTION): The Mortgagor irrevocably submits to and accepts generally and unconditionally the non-exclusive jurisdiction of the courts and appellate courts of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Mortgage.

                    (2) (NO OBJECTION TO INCONVENIENT FORUM): The Mortgagor irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings, and any claim it may now or in the future have that that action or proceeding has been brought in an inconvenient forum.

17.          MISCELLANEOUS

             17.1   Further Assurance

             The Mortgagor will, and will procure that, all persons having or claiming any estate or interest in the Mortgaged Property from time to time and at all times after the date of this Mortgage on the request of the Mortgagee and at the cost of the Mortgagor, will make, do and execute or cause to be made, done and executed all acts, deeds and assurances for:

                    (1) more satisfactorily securing to the Mortgagee the payment of the Secured Money;

                    (2) assuring or more satisfactorily assuring the Mortgaged Property to the Mortgagee, or as the Mortgagee may direct; or

                    (3)  facilitating the exercise of any Power.

             In particular, whenever requested to do so by the Mortgagee, the Mortgagor will execute in favour of the Mortgagee legal mortgages, transfers, assignments or other assurances of the Mortgaged Property in terms acceptable to the Mortgagee.

             17.2   Certificate of mortgagee

             A certificate in writing signed by the Mortgagee or an officer of the Mortgagee certifying the amount payable by the Mortgagor to the Mortgagee or stating any other act, matter or thing relating to this Mortgage or any Transaction Document is conclusive and binding on the Mortgagor in the absence of manifest error on the face of the certificate.

             17.3   Notices

             Any notice or other communication served, given or made under or in connection with this Mortgage:

                    (1)  must be in writing in order to be valid;

                    (2) is sufficient if executed by the party serving, giving or making the same or on its behalf by any attorney, director, secretary, other duly authorised officer or solicitor of such party;

                    (3) will be deemed to have been duly served, given or made in relation to a party if it is delivered or posted by prepaid post to the address, or sent by facsimile to the number of that party set out in the Transaction Document or notified in writing by that party to the other parties from time to time; and

                    (4)  will be deemed to be served, given or made:

                         (1) (in the case of prepaid post) on the fifth day
                             after the date of posting;

                         (2) (in the case of facsimile) on receipt of a
                             transmission report confirming successful transmission; and

                         (3) (in the case of delivery by hand) on delivery.

             17.4   Assignment

             The Mortgagee may at any time assign or otherwise transfer all or any part of its rights under this Mortgage, and may disclose to a proposed assignee or transferee any information in the possession of the Mortgagee relating to the Mortgagor. The Mortgagor cannot assign any of its rights under this Mortgage without the prior written consent of the

             Mortgagee.

             17.5   No Merger

             Neither this Mortgage nor any of the Powers will merge or prejudicially affect or be merged in or prejudicially affected by and the Mortgagor's obligations under this Mortgage will not in any way be abrogated or released by any other security, any judgment or order, any contract, any cause of action or remedy, or any other matter or thing at any time existing in respect of the Secured Money.

             17.6   Severability of Provisions

             Any provision of this Mortgage which is illegal, void or unenforceable will be ineffective to the extent only of that illegality, voidness or unenforceability without invalidating the remaining provisions.

             17.7   Powers Cumulative

             Each Power is cumulative and in addition to each other Power available to the Mortgagee or the Receiver.

             17.8   Waiver

             A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any Power by the Mortgagee will not in any way preclude, or operate as a waiver of, any further exercise or enforcement of that or any other Power.

             17.9   Consents

             Any consent referred to in this Mortgage may be given or withheld and may be given subject to any conditions, as the Mortgagee thinks fit in its absolute discretion unless this Mortgage expressly provides otherwise.

             17.10  Written Waiver and Consent

             Any waiver or consent given by the Mortgagee under this Mortgage will only be effective and binding on the Mortgagee if it is given or confirmed in writing.

             17.11  Time of Essence

             Time is of the essence in respect of the Mortgagor's obligations under this Mortgage.

             17.12  Moratorium Legislation

             To the fullest extent permitted by law, the provisions of all Statutes at any time operating directly or indirectly to lessen or affect in favour of the Mortgagor any obligation under this Mortgage, or to delay or otherwise prevent or prejudicially affect the exercise of any Power, are expressly waived, negatived and excluded.

             17.13  Binding on Each Signatory

             This Mortgage is binding on each of the signatories notwithstanding that any one or more of the named parties does not execute this Mortgage, that there is any invalidity, forgery or irregularity touching any execution of this Mortgage, or that this Mortgage is or becomes unenforceable, void or voidable against a named party.

             17.14  Counterparts

             This Mortgage may be executed in a number of counterparts, all of which taken together will be deemed to constitute one and the same document.

             17.15  No Representation by or Reliance on Mortgagee

             The Mortgagor does not enter into this Mortgage in reliance on or as a result of any representation, promise, statement, conduct or inducement by or on behalf of the Mortgagee or by or on behalf of the Mortgagee or any Stockholder otherwise than as set out in the Transaction Documents.

                                    SCHEDULE

INTERPRETATION

In this Schedule "this Mortgage" means the Mortgage which this Schedule is deemed incorporated into and includes each other Part of this Schedule.

STRATA TITLE CLAUSES

1.           APPLICATION OF THIS PART

             Subject to the operation of clause 13 of this Part, if the title to the Mortgaged Property is now or at any future time comes under the Strata Titles Act or the Strata Titles Leasehold Act, the balance of this Part applies to the Mortgaged Property as and when the Mortgaged Property comes, and for as long as it remains, under the Strata Titles Act or the Strata Titles Leasehold Act.

2.           DEFINITIONS

             Where used in this Part, "ACT" means the Strata Titles Act 1973, "LEASEHOLD ACT" means the Strata Titles Leasehold Act 1986, "STRATA BUILDING" means all buildings constituting the Strata Scheme of which the Mortgaged Property forms part; "COMMON PROPERTY", "STRATA SCHEME", "LEASEHOLD STRATA SCHEME", "PARCEL", "BY-LAWS" and "BODY CORPORATE" have the meanings given to them by the Act or the Leasehold Act (whichever is applicable) with reference to the Strata Building; "LOT" has the meaning given by those Acts with reference to the Mortgaged Property; and "BUILDING" has the meaning given by those Acts with reference to each Lot, as extended by section 82(1) of the Act or sections 114(1) and (2) of the Leasehold Act.

3.           INSURANCE

                       1. The Mortgagor will insure and keep insured in the name of the Mortgagee each of the Lots under section 86(1) of the Act or section 118(1) of the Leasehold Act in an amount not less than the total amount secured by this Mortgage, and will if so requested by the Mortgagee, insure and keep insured in the joint names of the Mortgagor and the Mortgagee the Mortgagor's improvements and fixtures forming part of the Building.

                       2. Any Insurance will provide full cover against loss or damage caused by fire, storm, tempest and malicious acts and be with a reputable, responsible and solvent insurer.

                       3. The Mortgagor will punctually pay all premiums and sums necessary for effecting and keeping up any Insurance and will hand to the Mortgagee every policy and receipt relating to it. Every policy will be held by the Mortgagee as further security for the payment of the Secured Money.

                       4. In the event of loss or damage, the Mortgagee alone may but is not obliged to make, enforce, settle or compromise every claim in respect of the Insurances, and give discharges for all money payable under them. This clause 3 will prevail over any term of this Mortgage to the extent of any inconsistency.

4.           BODY CORPORATE LEVIES

             Whether or not the Mortgagee has entered into or taken possession of the Mortgaged Property, the Mortgagor will duly and punctually pay all contributions levied on the Mortgagor by the Body Corporate, and all other money payable by the Mortgagor to the Body Corporate in respect of the Mortgaged Property, and forthwith on request will hand to the Mortgagee the receipt for each of the payments. If the Mortgagor fails to do so or fails to pay any other money due by the Mortgagor as proprietor of the Mortgaged Property, the Mortgagee may pay it, and it will then form part of the Secured Money and bear interest as provided in this Mortgage from the date of payment of those costs and expenses.

5.           COMPLY WITH ACT

             The Mortgagor will duly and punctually comply with and observe all obligations imposed on it as proprietor by the Act or the Leasehold Act and all the By-laws from time to time in force to the extent that they apply to the Mortgagor or the Mortgaged Property. The Mortgagor will not exercise any power of voting for the purpose of adding to, amending or repealing any of the By-laws without the prior written consent of the Mortgagee, and if the Mortgagor defaults under any provision of this clause the Mortgagee may but is not obliged to do all acts and things as are necessary to remedy the default, without prejudice to any other right, power or remedy of the Mortgagee and at the cost of the Mortgagor.

6.           NOTICES OF MEETINGS

             The Mortgagor will immediately on receipt of every notice of a meeting of the Body Corporate, deliver that notice to the Mortgagee, to enable the Mortgagee to exercise the right to vote conferred upon mortgagees by clause 2(2) of Part 1 of Schedule 2 of the Act or clause 3(2) of Part 1 of Schedule 4 of the Leasehold Act.

7.           DISTRIBUTIONS

             The Mortgagor will execute a form of consent under section 62(2)(a) of the Act or section 92(2)(a) of the Leasehold Act to ensure receipt of that distribution by the Mortgagee. The Mortgagor will also pay to the Mortgagee any money received by it in the circumstances referred to in section 63 of the Act or section 93 of the Leasehold Act. Any money received by the Mortgagee in accordance with this clause will be applied in reduction of the Secured Money.

8.           COMMON PROPERTY

             The Mortgagor will not consent to any transfer or lease of the Common Property or to the creation of any easement or restriction affecting the Common Property or the Parcel or to the execution of any other dealing within the meaning of section 28 of the Act or section

             32 of the Leasehold Act, without the prior written consent of the Mortgagee.

9.           NOT VOTE

             The Mortgagor will not vote at any meeting of the Body Corporate contrary to the written direction (if any) of the Mortgagee.

10.          INFORMATION FROM BODY CORPORATE

             The Mortgagor irrevocably authorises the Mortgagee at any time to obtain from the Body Corporate by inspection or otherwise all information which the Mortgagee may require with respect to the Body Corporate, the Strata Scheme, the Leasehold Strata Scheme, the Lots and the Common Property. The Mortgagor will, upon request from the Mortgagee promptly provide the Mortgagee with a certificate pursuant to section 70(1) of the Act or section 100(1) of the Leasehold Act.

11.          NOTICE OF MORTGAGEE'S INTEREST

             The Mortgagor will confirm the accuracy of the information contained in any notice given by the Mortgagee to the Body Corporate under section 81 the Act or section 113 of the Leasehold Act.

12.          APPLICATION TO STRATA TITLES COMMISSIONER

             The Mortgagor will not make any application to the Strata Titles Commissioner or to any Strata Titles Board or Court in respect of the Mortgaged Property without the prior written consent of the Mortgagee.

13.          CONSTRUCTION OF UNIT BUILDING

                       5. If any Works on the Mortgaged Property consist of or include the erection of a unit building or the conversion (with or without structural alterations or additions) of an existing building to that unit building, the Mortgagor will forthwith on completion of the Works pay all money and take all steps necessary to procure the registration of a strata plan under and in accordance with the Act or the Leasehold Act (whichever is applicable) in respect of the whole or that part of the Mortgaged Property the subject of the Works, dividing it into Lots corresponding with the home units comprised in the Works.

                       6. In any interval between expiry of the policy referred to in clause 6.1(a) of this Mortgage and the commencement of the policy referred to in clause 3 of this Part, the Mortgagor will insure the Strata Building and keep it insured in the names of the Mortgagor and the Mortgagee against loss or damage by fire, explosion, storm and tempest to its full insurable value and otherwise in accordance with the provisions of clause 6 of this Mortgage.

14.          FURTHER EVENTS OF DEFAULT

             The following events are further Events of Default for the purposes of this Mortgage:

                       7. (FAILURE TO MAINTAIN INSURANCES): the Body Corporate fails to keep in full force and effect a damage policy under section 83(1) of the Act or section 115(1) of the Leasehold Act in respect of the Strata Building to its full replacement value and all other insurances as it is bound by section 84 of the Act or section 116 of the Leasehold Act or by the By-laws or by resolution of the Body Corporate to effect;

                       8. (VARIATION OF STRATA SCHEME): the Body Corporate passes any resolution under the provisions of sections 25, 26(1)(a) or 26(1)(c) of the Act or sections 29, 30(1)(a), 30(1)(c) or 39(1) of the
                             Leasehold Act or passes any resolution to vary or terminate:

                             1. the Strata Scheme or Leasehold Strata Scheme or substitute a new Strata Scheme, Leasehold Strata Scheme or freehold strata scheme; or

                             2.    any development statement or strata
                                   management statement, without the prior
                                   written consent of the Mortgagee; or

                       9. (UNPAID LEVIES): the Body Corporate or any other person institutes proceedings against the Mortgagor under sections 59(7), 60(3) or 60(4) of the Act or sections 89(6), 90(3) or 90(4) of the Leasehold Act.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

CLAUSE                                                                   PAGE

1.           DEFINITIONS AND INTERPRETATION                                1

1.1          DEFINITIONS                                                   1
1.2          INTERPRETATION                                                2

2.           THE MORTGAGE                                                  3

2.1          THE MORTGAGE                                                  3
2.2          PERFORMANCE OF OBLIGATIONS                                    4
2.3          CREDIT LEGISLATION NOT APPLICABLE                             4
2.4          COLLATERAL TO DEBENTURE STOCK TRUST DEED                      4

3.           REPRESENTATIONS AND WARRANTIES                                4

3.1          GENERAL REPRESENTATIONS AND WARRANTIES                        4
3.2          REPRESENTATIONS AND WARRANTIES REPEATED                       5

4.           PROVISION OF INFORMATION                                      5

5.           COVENANTS CONCERNING THE MORTGAGED PROPERTY                   5

5.1          GENERAL RESTRICTIONS REGARDING THE MORTGAGED PROPERTY         5
5.2          ENCUMBRANCES AND RESTRICTIONS                                 6
5.3          STATUTORY REQUIREMENTS                                        6
5.4          REPAIR                                                        7
5.5          USE OF MORTGAGED PROPERTY                                     7
5.6          COMPLETE WORKS                                                7
5.7          PAYMENTS DIRECT FOR WORKS                                     8
5.8          ENVIRONMENTAL REQUIREMENTS                                    8
5.9          LEASING                                                       9
5.10         ENCROACHMENTS BY OR ONTO THE MORTGAGED PROPERTY              10
5.11         RESUMPTION ETC. AND RELEASE                                  10
5.12         CAVEATS                                                      11

6.           INSURANCE COVENANTS                                          11

6.1          INSURANCES                                                   11
6.2          ASSIGNMENT OF INSURANCES                                     12
6.3          MAINTENANCE OF INSURANCES AND PRODUCTION OF POLICY           12
6.4          FULL DISCLOSURE AND COMPLIANCE WITH POLICIES                 13
6.5          NO LIABILITY                                                 13
6.6          OPTION AS TO PAYMENTS                                        13


                                                                         (i)

6.7          MONEY PAID TO MORTGAGOR                                      13
6.8          NOT PREJUDICE INSURANCES                                     13

7.           EVENTS OF DEFAULT                                            13

8.           MORTGAGEE'S POWERS                                           14


8.1          MORTGAGEE'S POWERS                                           14
8.2          MORTGAGEE'S RIGHT TO ENTER                                   16
8.3          MORTGAGEE MAY MAKE GOOD DEFAULT                              17
8.4          TITLE DOCUMENTS                                              17
8.5          NOTICE FOR EXERCISE OF POWERS                                17

9.           RECEIVER                                                     17

9.1          APPOINT RECEIVER                                             17
9.2          POWERS OF RECEIVER                                           18
9.3          JOINT RECEIVERS                                              18
9.4          REMUNERATION OF RECEIVER                                     18
9.5          AGENT OF THE MORTGAGOR                                       18
9.6          INDEMNITY                                                    18

10.          FURTHER POWERS OF MORTGAGEE AND RECEIVER                     18

10.1         APPOINT AGENTS                                               18
10.2         ACT JOINTLY                                                  18
10.3         POWER OF ATTORNEY                                            19
10.4         NO INTERFERENCE WITH POWER OF SALE                           19
10.5         AUTHORITY TO COMPLETE BLANKS                                 19

11.          APPLICATION OF MONEY                                         19

11.1         PRIORITY OF PAYMENTS                                         19
11.2         MONEY RECEIVED                                               20
11.3         APPLICATION OF PAYMENTS OR CREDITS                           20
11.4         RELIANCE ON CERTIFICATE                                      20

12.          LIABILITY AND RELEASE                                        20

12.1         CONTINUING OBLIGATION                                        20
12.2         PERSONAL LIABILITY                                           21
12.3         SETTLEMENT CONDITIONAL                                       21
12.4         MORTGAGOR'S LIABILITY NOT AFFECTED                           21
12.5         RELEASE OF MORTGAGED PROPERTY                                21

13.          PROTECTION AND INDEMNITY                                     22

                                                                         (ii)

13.1         WAIVER BY MORTGAGOR                                          22
13.2         NO LIABILITY FOR LOSS                                        22
13.3         NO LIABILITY TO ACCOUNT                                      22
13.4         NO CONFLICT                                                  22
13.5         NO NOTICE OR ENFORCEMENT                                     22
13.6         INDEMNITY                                                    23
13.7         PROTECTION OF PERSONS DEALING WITH THE MORTGAGEE OR RECEIVER 23

14.          PAYMENTS                                                     24

14.1         MONEY REPAYABLE AS AGREED OR ON DEMAND                       24
14.2         CREDIT BALANCES OF OTHER ACCOUNTS                            24
14.3         PAYMENT OF INTEREST                                          24
14.4         CAPITALISATION OF INTEREST                                   24
14.5         MERGER                                                       24
14.6         NO DEDUCTION FOR TAXES AND NO SET-OFF OR COUNTERCLAIM        24
14.7         MUTUAL ACCOUNTS                                              25
14.8         CURRENCY CONVERSION AND INDEMNITY                            25

15.          EXPENSES, STAMP DUTIES AND REGISTRATION                      25

15.1         EXPENSES                                                     25
15.2         STAMP DUTIES                                                 26
15.3         REGISTRATION                                                 26

16.          GOVERNING LAW AND JURISDICTION                               26

16.1         GOVERNING LAW                                                26
16.2         JURISDICTION                                                 26

17.          MISCELLANEOUS                                                26

17.1         FURTHER ASSURANCE                                            26
17.2         CERTIFICATE OF MORTGAGEE                                     27
17.3         NOTICES                                                      27
17.4         ASSIGNMENT                                                   27
17.5         NO MERGER                                                    28
17.6         SEVERABILITY OF PROVISIONS                                   28
17.7         POWERS CUMULATIVE                                            28
17.8         WAIVER                                                       28
17.9         CONSENTS                                                     28
17.10        WRITTEN WAIVER AND CONSENT                                   28
17.11        TIME OF ESSENCE                                              28
17.12        MORATORIUM LEGISLATION                                       28
17.13        BINDING ON EACH SIGNATORY                                    28


                                                                         (iii)

17.14        COUNTERPARTS                                                 29
17.15        NO REPRESENTATION BY OR RELIANCE ON MORTGAGEE                29




















































                                                                         (iv)

                               TABLE OF CONTENTS

CLAUSE                                                                  PAGE





























































                                                                          (v)

                               TABLE OF CONTENTS

CLAUSE                                                                  PAGE

































































                                                                         (vi)

                                  INDEMNITY
                                     DEED
                (Principal Healthcare Finance Unit Trust No.3)

                            OMEGA WORLDWIDE, INC.

                              MINDRA PTY LIMITED

                            ANTHONY FRANK CRAWFORD
                           WARWICK MALCOLM CAISLEY
                              MICHAEL JOHN GILL
                            SCOTT ANTHONY MCDONALD
                               MICHAEL O'CONNOR








                         [PHILLIPS FOX LAWYERS LOGO]

                 255 Elizabeth Street Sydney NSW 2000 Australia
              Tel +61 2 9286 8000 Fax +61 2 9283 4144 DX 107 SYDNEY
    Email: postmaster@sydney.PhillipsFox.com.au WWW site: http://www.Phillips
                                   Fox.com.au

                                 INDEMNITY DEED



THIS AGREEMENT IS MADE AS A DEED ON                                       1998


PARTIES


OMEGA WORLDWIDE, INC. of 905 W Eisenhower Circle, Suite 110, Ann Arbor, Michigan 48103, United States of America (OMEGA)


MINDRA PTY LIMITED ACN 001 731 399 of Level 12, 255 Elizabeth Street, Sydney, New South Wales, Australia (MINDRA)


ANTHONY FRANK CRAWFORD of 7 Elva Avenue, Killara, New South Wales, Australia and WARWICK MALCOLM CAISLEY of 7 Gilda Avenue, Wahroonga, New South Wales, Australia and MICHAEL JOHN GILL of 26 Kareela Road, Cremorne Point, New South Wales, Australia and SCOTT ANTHONY MCDONALD of 4 Dalfour Street, Wollstonecraft, New South Wales, Australia and MICHAEL O'CONNOR of 8 Oberon Crescent, Gordon, New South Wales, Australia (OFFICERS)


RECITALS

A        Mindra is the trustee of the Principal Healthcare Finance Unit Trust
         No.3.

B        The Officers are the directors of Mindra.

C Omega is the ultimate beneficiary of the Principal Healthcare Finance Unit Trust No.3.

D Omega has requested Mindra to enter into certain transactions as trustee of the Principal Healthcare Finance Unit Trust No.3.

E Mindra wishes to establish arrangements to ensure that it is adequately protected from claims relating to its position as trustee of the Principal Healthcare Finance Unit Trust No.3 and the Officers wish to establish arrangements to ensure that they are adequately protected from claims relating to their position with Mindra in relation to actions taken by Mindra as trustee of the Principal Healthcare Finance Unit Trust No.3.

F In consideration of Mindra agreeing to enter into certain transactions as trustee of the Principal Healthcare Finance Unit Trust No.3 and in consideration of the Officers taking all necessary actions to facilitate Mindra entering into those transactions OWW has agreed to indemnify Mindra and the Officers from liabilities incurred by reason of Mindra entering into those transactions.

IT IS AGREED AS FOLLOWS:

I.       DEFINITIONS AND INTERPRETATION

A.       DEFINITIONS

         TRUST means the trust known as the "Principal Healthcare Finance Unit Trust No.3" constituted by a deed of trust dated 27 May 1998 between Mindra as trustee and Beheer - en Beleggingsmaatschappij Rocla BV as original unit holder.

B.       PRESUMPTIONS OF INTERPRETATION

1.       Unless the context otherwise requires a word which denotes:

         a.       the singular denotes the plural and vice versa;

         b.       any gender denotes the other genders; and

         c. a person includes an individual, a body corporate, and a government.

2.       Unless the context otherwise requires a reference to:

         a. any legislation includes any regulation or instrument made under it and where amended, re-enacted or replaced means that amended, re-enacted or replacement legislation;

         b. a clause, schedule, annexure or exhibit is a reference to a clause of, annexure to, schedule to or exhibit to this deed;

         c.       a group of persons includes any one or more of them.

II.      INDEMNITY

A.       INDEMNITY

         OWW unconditionally and irrevocably indemnifies Mindra and the Officers against all damage, loss, liability, cost, charges, expense, outgoing or payment (including legal expenses on a solicitor/client basis) suffered, paid or incurred by Mindra or the Officers in connection with:

         a.       Mindra being the trustee of the Trust; and

         b. any action taken by the Officers to facilitate any action taken or to be taken by Mindra in its capacity as trustee of the Trust.

B.       CONTINUING INDEMNITY

         The indemnity contained in clause 2.1 is a continuing indemnity and is not voided or affected by the Officer resigning or otherwise ceasing to act as an officer of the Company, or by the occurrence of any other event.

C.       PAYMENT ON DEMAND

         Any moneys payable by the Company under clause 2.1 are payable by the Company to the Officer on demand.

D.       LIMITATION OF LIABILITY

         OWW will have no liability under this deed to Mindra or the Officers in relation to any damage, loss, liability, cost, charges, expense, outgoing or payment suffered, paid or incurred by Mindra or the Officers where such damage, loss, liability, cost, charges, expense, outgoing or payment arises as a result of any fraud, dishonesty or lack of good faith on the part of the Officers.

III.     MISCELLANEOUS

A.       LEGAL COSTS

         The Company must pay its and the Officer's legal expenses relating to the negotiation, preparation and execution of this deed.

B.       STAMP DUTY

         The Company must pay all stamp duty payable in connection with this deed.

C.       JOINT AND SEVERAL

         An agreement or obligation which binds or benefits two or more persons under this agreement binds or benefits those persons jointly and separately.

D.       AMENDMENT

         This deed may only be varied by the written agreement of the parties.

E.       COUNTERPARTS

         This deed may be executed in a number of counterparts and if so executed, the counterparts taken together constitute one deed.

F.       SEVERANCE

         Each of the agreements of the parties under this deed is severable from the others and the severance of one agreement does not affect the other agreements.

IV.      GOVERNING LAW AND JURISDICTION

A.       GOVERNING LAW

         This deed is governed by and must be construed in accordance with the laws of New South Wales.

B.       JURISDICTION

         Each party:

         a. irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and all courts which have jurisdiction to hear appeals from those courts; and

         b. waives any right to object to proceedings being brought in those courts for any reason.

                                      * * *

EXECUTED AS A DEED


OMEGA WORLDWIDE INC.




-------------------------------------------
By:
Title:
Date:     June 1998



The common seal of MINDRA PTY LIMITED is affixed in accordance with its articles of association:


----------------------------------------      ----------------------------------
Signature of authorised person                Signature of authorised person


----------------------------------------      ----------------------------------
Office held                                   Office held


----------------------------------------      ----------------------------------
Name of authorised person (print)             Name of authorised person (print)


Signed by ANTHONY FRANK CRAWFORD in the
presence of:


----------------------------------------      ----------------------------------
Signature of witness                          Signature of Tony Crawford

-------------------------------------------
Name of witness (print)



Signed by WARWICK MALCOLM CAISLEY in the presence of:


---------------------------------------       ----------------------------------
Signature of witness                          Signature of Warwick Caisley


---------------------------------------
Name of witness (print)



Signed by MICHAEL JOHN GILL in the
presence of:


---------------------------------------       ----------------------------------
Signature of witness                          Signature of Michael Gill


---------------------------------------
Name of witness (print)



Signed by SCOTT ANTHONY MCDONALD in
the presence of:


---------------------------------------       ----------------------------------
Signature of witness                          Signature of Scott McDonald

--------------------------------------
Name of witness (print)


Signed by MICHAEL O'CONNOR in the
presence of:


--------------------------------------        ----------------------------------
Signature of witness                          Signature of Michael O'Connor



--------------------------------------
Name of witness (print)